THE ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C

AND

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

For your convenience we have provided a glossary that defines key, capitalized terms that are used in this prospectus at the back of this prospectus.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Contract is a “flexible purchase payment” contract because you (the Owner) can make more than one Purchase Payment, subject to certain restrictions. The Contract is “variable” because the Contract Value and any variable Annuity Payments you receive will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term “Investment Options” refers only to the variable Investment Options listed on the following page, and not to any fixed investment choices). The Contract is “deferred” because you do not begin receiving regular Annuity Payments immediately.

The basic Contract (Base Contract) offers a variety of standard features including a number of different Investment Options, multiple annuitization options, a free withdrawal privilege, and a death benefit. The Contract also offers the following optional benefits each with an additional charge:  the Bonus Option, the Short Withdrawal Charge Option, the No Withdrawal Charge Option, the Investment Protector, the Income Protector and the Maximum Anniversary Death Benefit. The Investment Protector may be of interest to persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in any anniversary investment gains that will be made available at a future date. To realize this benefit, however, the Owner must continue to hold the Contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both Contract Value and a death benefit for a period of time. These optional benefits are subject to certain date and/or age restrictions for adding and exercising the benefits. Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract or which optional benefits you can combine, please see section 11, Selection of Optional Benefits. Annuity contracts that credit a bonus generally have higher fees and charges than contracts that do not credit a bonus. Therefore, the amount of credit received under the Bonus Option may be more than offset by the additional fees and charges associated with it.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The table of contents of the SAI appears before the Privacy and Security Statement in this prospectus. The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website.

Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: September 20, 2010

The appendices to this prospectus include information on the features and charges for the following optional benefits that are no longer offered for sale.

Appendix	Benefit No Longer Offered for Sale	Available From	Available Through
E	Target Date Retirement Benefit Target Date 10 Benefit	August 31, 2007 January 26, 2009	January 25, 2009 March 31, 2009
F	Lifetime Plus Benefit Lifetime Plus 8 Benefit	August 31, 2007 August 7, 2008	March 31, 2009 March 31, 2009
G	Quarterly Value Death Benefit	August 31, 2007	March 7, 2010
H	Investment Protector and Income Protector	July 22, 2009	April 30, 2010

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

We currently offer the Investment Options listed below. You can select up to 15 Investment Options at any one time. We may add, substitute or remove Investment Options in the future. We do not currently offer a fixed account. Contracts with the Investment Protector or the Income Protector are subject to restrictions on allocations to and transfers among certain Investment Options. For more information on the restrictions, see the “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” discussions in section 11.a, The Investment Protector; and section 11.b, The Income Protector.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS	GATEWAY
AZL Balanced Index StrategySM Fund	AZL® Gateway Fund
AZL FusionSM Balanced Fund
AZL FusionSM Conservative Fund	INVESCO
AZL FusionSM Growth Fund	AZL® Invesco International Equity Fund
AZL FusionSM Moderate Fund	AZL® Van Kampen Equity and Income Fund
AZL Growth Index StrategySM Fund	AZL® Van Kampen Growth and Income Fund

ALLIANZ GLOBAL INVESTORS CAPITAL	J.P. MORGAN
AZL® Allianz AGIC Growth Fund(1)	AZL® JPMorgan U.S. Equity Fund
AZL® Allianz AGIC Opportunity Fund
MFS
BLACKROCK	AZL® MFS Investors Trust Fund
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund	MORGAN STANLEY
AZL® Mid Cap Index Fund	AZL® Morgan Stanley Global Real Estate Fund
AZL® Money Market Fund	AZL® Morgan Stanley International Equity Fund
AZL® S&P 500 Index Fund	AZL® Morgan Stanley Mid Cap Growth Fund
AZL® Small Cap Stock Index Fund
BlackRock Global Allocation V.I. Fund	PIMCO
PIMCO VIT All Asset Portfolio
COLUMBIA	PIMCO VIT CommodityRealReturn® Strategy Portfolio
AZL® Columbia Mid Cap Value Fund	PIMCO VIT Emerging Markets Bond Portfolio
AZL® Columbia Small Cap Value Fund	PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
DAVIS	PIMCO VIT High Yield Portfolio
AZL® Davis NY Venture Fund	PIMCO VIT Real Return Portfolio
Davis VA Financial Portfolio	PIMCO VIT Total Return Portfolio

DREYFUS	SCHRODER
AZL® Dreyfus Equity Growth Fund	AZL® Schroder Emerging Markets Equity Fund

EATON VANCE	TURNER
AZL® Eaton Vance Large Cap Value Fund	AZL® Turner Quantitative Small Cap Growth Fund

FRANKLIN TEMPLETON
AZL® Franklin Small Cap Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010(2)
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund
Templeton Growth Securities Fund

(1)
At a meeting held June 9, 2010, the Board of Trustees of the Allianz Variable Insurance Products Trust approved the merger of the AZL Allianz AGIC Growth Fund (“Acquired Fund”) into the AZL BlackRock Capital Appreciation Fund (“Acquiring Fund”). Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund. Proxy materials regarding the merger were distributed to shareholders of the Acquired Fund in August of 2010. A special meeting of shareholders to consider the merger will be held on October 13, 2010. Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective as soon as practicable following shareholder approval.

(2)	Not available after December 17, 2010. See section 4, Investment Options for further information.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

TABLE OF CONTENTS

Fee Tables		6		Foreign Tax Credits	42
	Control Owner Transaction Expenses	6		Annuity Purchases by Nonresident Aliens and
	Control Owner Periodic Expenses	6		Foreign Corporations	43
	Annual Operating Expenses of the Investment Options	8		Possible Tax Law Changes	43
	Examples	8		Diversification	43
1.	The Variable Annuity Contract	10		Required Distributions	43
	Ownership	11	8.	Access to Your Money	44
2.	Purchase	12		Free Withdrawal Privilege	45
	Purchase Payments	12		Waiver of Withdrawal Charge Benefit	45
	Automatic Investment Plan (AIP)	13		Systematic Withdrawal Program	45
	Allocation of Purchase Payments	13		The Minimum Distribution Program and Required
	Tax-Free Section 1035 Exchanges	14		Minimum Distribution (RMD) Payments	46
	Faxed Applications	14		Suspension of Payments or Transfers	46
	Free Look/Right-to-Examine Period	14	9.	Illustrations	46
	Accumulation Units/ Computing the Contract Value	14	10.	Death Benefit	47
3.	The Annuity Phase	15		Traditional Death Benefit	47
	Income Date	15		Traditional Death Benefit Example	48
	Annuity Payments	16		Death of the Owner and/or Annuitant	49
	Annuity Options	17		Death Benefit Payment Options	52
	Partial Annuitization	19	11.a	The Investment Protector	55
4.	Investment Options	19		Adding the Investment Protector to Your Contract	56
	Substitution and Limitation on Further Investments	26		Removing the Investment Protector from
	Transfers	26		Your Contract	56
	Excessive Trading and Market Timing	28		The Target Value Dates	57
	Dollar Cost Averaging (DCA) Program	29		Calculating the Target Value	58
	Flexible Rebalancing Program	30		Examples of the Target Value Calculations	59
	Financial Advisers – Asset Allocation Programs	31		Investment Option Allocation and Transfer
	Voting Privileges	31		Restrictions and Quarterly Rebalancing	61
5.	Our General Account	32		Determining the Maximum Allowable and Minimum
6.	Expenses	32		Required Group Allocation	64
	Mortality and Expense Risk (M&E) Charge	32		Determining the Required Group Allocation	64
	Rider Charge	33		Examples of Quarterly Rebalancing	66
	Contract Maintenance Charge	34		When the Investment Protector Ends	68
	Withdrawal Charge	34	11.b	The Income Protector	69
	Transfer Fee	37		Adding the Income Protector to Your Contract	69
	Premium Taxes	37		Removing the Income Protector from Your Contract	70
	Income Taxes	37		Who is Considered a Covered Person(s)?	70
	Investment Option Expenses	37		Lifetime Plus Payment Overview	72
7.	Taxes	38		Requesting Lifetime Plus Payments	73
	Annuity Contracts in General	38		Calculating Your Lifetime Plus Payments	73
	Qualified Contracts	38		Automatic Annual Payment Increases to the
	Multiple Contracts	39		Lifetime Plus Payments	75
	Partial 1035 Exchanges	39		Lifetime Plus Payment Examples	76
	Distributions – Non-Qualified Contracts	40		The Benefit Base	77
	Distributions – Qualified Contracts	40		The Quarterly Anniversary Value	78
	Assignments, Pledges and Gratuitous Transfers	42		The Annual Increase	79
	Death Benefits	42		Example of the Annual Increase	80
	Withholding	42
	Federal Estate Taxes	42
	Generation-Skipping Transfer Tax	42

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

	Investment Option Allocation and Transfer		Investment Option Allocation and Transfer Restrictions
	Restrictions and Quarterly Rebalancing	81	and Quarterly Rebalancing	107
	Taxation of Lifetime Plus Payments	82	Determining the Maximum Allowable and Minimum
	When the Income Protector Ends	82	Required Group Allocation	110
11.c	Other Optional Benefits	83	Determining the Required Group Allocation	111
	Maximum Anniversary Death Benefit	83	Examples of Quarterly Rebalancing	113
	Bonus Option	85	When a Target Date Benefit Ends	115
	Short Withdrawal Charge Option	86	Appendix F – The Lifetime Benefits	116
	No Withdrawal Charge Option	86	Removing one of the Lifetime Benefits from
12.	Other Information	86	Your Contract	118
	Allianz Life of New York	86	Who is Considered a Covered Person(s)?	118
	The Separate Account	86	If You Begin Receiving Lifetime Plus Payments	119
	Distribution	87	Lifetime Plus Payments	121
	Additional Credits for Certain Groups	88	Automatic Annual Payment Increases to the
	Administration/Allianz Service Center	88	Lifetime Plus Payments	124
	Legal Proceedings	89	The Benefit Base	127
	Financial Statements	89	The Quarterly Anniversary Value	128
13.	Table of Contents of the Statement of Additional		Calculating The 5% Annual Increase Under the
	Information (SAI)	89	Lifetime Plus Benefit	128
14.	Privacy and Security Statement	90	Resetting the 5% Annual Increase Under the
Appendix A – Annual Operating Expenses for			Lifetime Plus Benefit	130
Each Investment Option		92	Examples of the 5% Annual Increase Calculation
Appendix B – Condensed Financial Information		94	Under the Lifetime Plus Benefit	130
Appendix C – Rider Charge Examples		98	Calculating The 8% Annual Increase Under the
	Example of Rider Charge Calculation Under the		Lifetime Plus 8 Benefit	131
	Investment Protector	98	Automatic Resets of the 8% Annual Increase Unde
	Example of Rider Charge Calculation Under the		the Lifetime Plus 8 Benefit	132
	Income Protector	99	Example of the 8% Annual Increase Calculation
	Example of the Effect of a Withdrawal on the Rider		Under the Lifetime Plus 8 Benefit	133
	Charge Calculation Under the Income Protector	100	Investment Option Allocation and Transfer
	Example of the Effect of an Annual Payment Increase		Restrictions and Quarterly Rebalancing	134
	to Lifetime Plus Payments on the Rider Charge		Taxation of Lifetime Plus Payments	136
	Calculation under the Income Protector	101	When a Lifetime Benefit Ends	136
Appendix D – Withdrawal Charge Examples		102	Appendix G – The Quarterly Value Death Benefit	137
Appendix E – The Target Date Benefits		104	Appendix H – Previous Versions of the
	Removing a Target Date Benefit from Your Contract	105	Investment Protector and Income Protector	139
	The Target Value Date	105	Investment Protector	139
	Calculating the Target Value	105	Income Protector	140
			Glossary	141
			For Service or More Information	144

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

FEE TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge During the Accumulation Phase(1),(2)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option(3)	Contract with the Short Withdrawal Charge Option(3)	Contract with the No Withdrawal Charge Option(3)
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

Transfer Fee(4) ……………………………………	$25
Premium Tax(5)……………………………………	0% to 3.5%
(as a percentage of each Purchase Payment)

CONTRACT OWNER PERIODIC EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options’ fees and expenses.

Contract Maintenance Charge(6) ………………	$30
(per Contract per year)
(1)
The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. There is no free withdrawal privilege during the Annuity Phase or while you are receiving Lifetime Plus Payments. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. For more details and additional information on other penalty-free withdrawal options, please see the discussion of the free withdrawal privilege and other information that appears in section 8, Access to Your Money; and section 11.b, The Income Protector.

(2)
The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charges).

(3)
Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

(4)
The first twelve transfers in a Contract Year are free. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to the transfer fee and do not count against any free transfers we allow: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Investment Protector or the Income Protector. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 6, Expenses – Transfer Fee.

(5)
Although New York does not currently impose a premium tax, we reserve the right to reimburse ourselves for any premium tax we have to pay if imposed by New York in the future. If your Contract is subject to a premium tax, it is our current practice not to make deductions from the Contract to reimburse ourselves for premium tax that we pay, although we reserve the right to make such a deduction in the future. For more information, please see section 6, Expenses – Premium Tax.

(6)
We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000 at the time we are to deduct the charge. If the total Contract Value for all your Contracts that are registered with the same social security number is at least $100,000, we waive the charge on all of your Contracts. We do not assess this charge during the Annuity Phase. For more information, please see section 6, Expenses – Contract Maintenance Charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

CONTRACT ANNUAL EXPENSES

	Mortality and Expense Risk (M&E) Charge(7)		Rider Charge(8) during the Accumulation Phase(9)
	Accumulation Phase	Annuity Phase(10)	Current(11)	Maximum
Base Contract	1.40%	1.40%	NA	NA
Additional Charges for Optional Benefits(12)
Maximum Anniversary Death Benefit	0.30%	NA	NA	NA
Bonus Option(13)	0.50%	0.50%	NA	NA
Short Withdrawal Charge Option	0.25%	NA	NA	NA
No Withdrawal Charge Option	0.35%	NA	NA	NA
Investment Protector	NA	NA	0.90%	2.50%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments	NA NA	NA NA	1.05% 1.20%	2.50% 2.75%
Maximum charge for a Contract with the Bonus Option and joint Lifetime Plus Payments under the Income Protector	1.90%	1.90%	NA	2.75%

(7)
The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(8)
The rider charge is an annualized rate that is calculated and accrued on a daily basis and deducted quarterly. The fee is calculated as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. The rider charge reduces the Contract Value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). For more information, please see section 6, Expenses – Rider Charge.

(9)	We do not assess a rider charge during the Annuity Phase, but we do continue to assess the rider charge after Lifetime Plus Payments begin while your Contract Value is positive.

(10)
The Contract allows Partial Annuitization. It is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time and have a different M&E charge. For example, if you have a Contract with the Short Withdrawal Charge Option and request a variable Partial Annuitization we would assess an annual M&E charge of 1.40% on the annuitized portion of the Contract, and an annual M&E charge of 1.65% on the portion that has not been annuitized. For more information, see section 3, The Annuity Phase – Partial Annuitization.

(11)
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary subject to the maximum set out above and the minimum stated in section 6, Expenses – Rider Charge. However, in any twelve-month period we cannot increase or decrease the rider charge for the Investment Protector more than 0.35% and we cannot increase the rider charge for the Income Protector more than 0.50%.  If we increase the rider charge for your selected benefit, we will notify you in writing at least 30 days before the increase to allow you to remove the benefit from your Contract before the increase takes effect. For more information, please see section 6, Expenses – Rider Charge.

(12)
We assess the additional M&E charge for the optional benefits during the Accumulation Phase while your benefit is in effect and while your Contract Value is positive. Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

(13)	If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option will continue until your Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.54%	2.08%

*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options.

EXAMPLES

The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers. You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

We deduct the total $30 contract maintenance charge in the examples at the end of each year during the Accumulation Phase. Please note that this charge does not apply during the Annuity Phase or during the Accumulation Phase if your Contract Value at the end of year is at least $100,000 (see section 6, Expenses – Contract Maintenance Charge). A transfer fee may apply, but is not reflected in these examples (see section 6, Expenses – Transfer Fee).

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

a)
Maximum charges for a Contract with the Maximum Anniversary Death Benefit, Bonus Option and joint Lifetime Plus Payments under the Income Protector assuming the Annual Increase Percentage that we use to calculate the Annual Increase under the Benefit Base is 8% (which carries the highest potential charge of a 2.20% M&E charge and a 2.75% maximum rider charge).

b)
Current charges for a Contract with the Maximum Anniversary Death Benefit, Bonus Option and joint Lifetime Plus Payments under the Income Protector(1) assuming the Annual Increase Percentage that we use to calculate the Annual Increase under the Benefit Base is 8% (which carries an M&E charge of 2.20% and a rider charge of 1.20%).

c)	The Base Contract (which carries the lowest potential charge of a 1.40% M&E charge).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	a)	$1,596	$3,120	$4,533	$7,850
	b)	$1,434	$2,621	$3,678	$6,062
	c)	$1,231	$1,905	$2,447	$4,007
0.54% (the minimum Investment Option operating expense)	a)	$1,433	$2,687	$3,854	$6,726
	b)	$1,282	$2,180	$2,973	$4,812
	c)	$1,077	$1,447	$1,691	$2,535

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

If you do not take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	a)	$ 746	$2,270	$3,833	$7,850
	b)	$ 584	$1,771	$2,978	$6,062
	c)	$ 381	$1,155	$1,947	$4,007
0.54% (the minimum Investment Option operating expense)	a)	$ 593	$1,837	$3,154	$6,726
	b)	$ 432	$1,330	$2,273	$4,812
	c)	$ 227	$ 697	$1,191	$2,535

If you take a Full Annuitization(2) of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay expenses as follows.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:		1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	a)	$ 716	$2,240	$3,803	$7,820
	b)	$ 554	$1,741	$2,948	$6,032
	c)	$ 351	$1,125	$1,917	$3,977
0.54% (the minimum Investment Option operating expense)	a)	$ 563	$1,807	$3,124	$6,696
	b)	$ 402	$1,300	$2,243	$4,782
	c)	$ 197	$ 667	$1,161	$2,505

(1)
We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect subject to the maximum charge. If we increase the rider charge for your selected benefit, we will notify you in writing at least 30 days before the increase.

(2)	Annuity Payments are generally not available until 13 months after your Issue Date.

See Appendix B for condensed financial information regarding the Accumulation Unit values (AUVs) for the highest and lowest charges for Contracts that were offered as of December 31, 2009. See the appendix to the Statement of Additional Information for condensed financial information regarding the AUVs for other charges for Contracts that were offered as of December 31, 2009.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs. Accordingly, if you are purchasing a Qualified Contract, you should consider purchasing this Contract for its death benefit, annuity benefits and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

The Contract has an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, your Contract accumulates earnings on a tax-deferred basis based on the performance of your selected Investment Options. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments. If you select the Investment Protector, this benefit provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains that will be made available at a future point that you select, called the Target Value Date. If you select the Income Protector, you can receive guaranteed lifetime income and continued access to both Contract Value and a death benefit for a period of time.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), it ends on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the spouse of the deceased continues the Contract.

The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract will be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have ended, as indicated in section 3, The Annuity Phase.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with the Investment Protector or the Income Protector will be subject to restrictions on allocations and transfers into certain Investment Options (see the “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” discussion in section 11.a, The Investment Protector and section 11.b, The Income Protector). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.

We will not make any changes to your Contract without your permission except as may be required by law.

The Contract ends when:

•	the Accumulation Phase ends,

•	the Annuity Phase, if any, ends and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract will end although the Annuity Phase never began and we did not make any death benefit payments.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

OWNERSHIP

Owner

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

A Non-Qualified Contract can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant.

Annuitant

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who would receive it. For example, if a sole Owner dies during the Accumulation or Income Phases of the Contract, we pay a death benefit to the Beneficiary(s). If the Annuitant is not an Owner and he/she dies during the Accumulation or Income Phases of the Contract, the Owner can name a new Annuitant (subject to our approval) and we do not pay a death benefit. If an Owner who is not an Annuitant dies during the Annuity Phase, the Beneficiary becomes the Owner, Annuity Payments continue and we do not pay a death benefit. If an Annuitant dies during the Annuity Phase, Annuity Payments to the Payee continue until the Contract ends and are paid at least as rapidly as they were being paid at the time of the Annuitant’s death. Use care when designating Owners and Annuitants, and consult your registered representative if you have questions.

Payee

The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

Beneficiary

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary will be the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we will pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, for tax reasons, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we will pay the death benefit to the estate of the Joint Owner who died last.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Assignment, Changes of Ownership and Other Transfers of a Contract

An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be provided to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We will not be liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR BENEFIT: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

2.	PURCHASE

PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial payment due on the Issue Date is $10,000, or $25,000 with the No Withdrawal Charge Option.

•
If your Contract includes the Investment Protector or Income Protector, we restrict the amount of additional Purchase Payments we will accept each rider year without prior approval to your initial amount. Your initial amount is equal to all Purchase Payments received before the first Quarterly Anniversary. For the first rider year, if your rider effective date is the Issue Date, we allow additional Purchase Payments on or after the first Quarterly Anniversary and before the first rider anniversary up to your initial amount. Also, under the Investment Protector we will not accept additional Purchase Payments on or after the third rider anniversary, and under the Income Protector we will not accept additional Purchase Payments on or after the Benefit Date that you begin receiving Lifetime Plus Payments. If you remove the Investment Protector or Income Protector from your Contract, these restrictions will no longer apply.

•	If your Contract does not include the Investment Protector or the Income Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.

•	You cannot make any additional Purchase Payments after the Income Date that you take a Full Annuitization (including a required Full Annuitization on the maximum permitted Income Date).

•	The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).

Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted after the Owner reaches age 70½.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

NOTE:  If your total Purchase Payments are $1 million or more, your ability to add the Investment Protector or Income Protector to your Contract is subject to our review and approval.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

AUTOMATIC INVESTMENT PLAN (AIP)

The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. Beginning on August 17, 2009, the maximum investment that you can make by AIP per month is $1,000.You may stop or change the AIP at any time. We must be notified by the first of the month in order to stop or change the AIP for that month. If the AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

The AIP is not available to you on or after the Income Date on which you take a Full Annuitization. If your Contract includes the Investment Protector, you can only participate in the AIP until the third rider anniversary. If your Contract includes the Income Protector, you can only participate in the AIP until the Benefit Date. However, if you subsequently remove the Investment Protector or Income Protector from your Contract you will be able to participate in the AIP after the rider termination date without these limitations.

ALLOCATION OF PURCHASE PAYMENTS

We do not currently accept allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future. When you purchase a Contract, we will allocate your initial Purchase Payment to the Investment Options you selected according to your instructions. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options will not change the allocation instructions for any future additional Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them according to your most recent allocation instructions. In addition, if you select the Income Protector, your allocation instructions must always comply with the restrictions that are set out in section 11.a, The Investment Protector, or section 11.b, The Income Protector.

You may provide us with new allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. The new allocation instructions will be effective for Purchase Payments received on or after the Business Day we receive your notice or instructions in Good Order at our Service Center. If you change your allocation instructions and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your allocation instructions must include directions for the plan/program.

If you select the Bonus Option, we will allocate any applicable bonus in the same way as the corresponding Purchase Payment.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be “received” when it is received at our Service Center regardless of how or when you made the payment. If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the lockbox address listed on your application, which may delay processing of your application.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

FAXED APPLICATIONS

We will accept Contract applications delivered in writing as well as via fax. It is important to verify that we have received any faxed application sent. We are not liable for faxed transaction requests that were sent but not received by us. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider’s, your registered representative’s, or your registered representative’s broker dealer’s can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If experiencing problems, your application should be submitted in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you will forfeit your entire bonus. (See section 11.c, Optional Benefits – Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payment (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you will receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. If we are required to refund the Purchase Payments and you cancel your Contract or we reject your application, you will receive the greater of Purchase Payments less withdrawals or Contract Value, regardless of how your Purchase Payments were allocated. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

The Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day will receive the next Business Day’s price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

•	dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,

•	adding any applicable dividends or capital gains, and

•	multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units at the end of the previous Business Day.)

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day’s price.

3.	THE ANNUITY PHASE

You can apply your Contract Value to regular periodic payments (Annuity Payments). Prior to a Full Annuitization, you can surrender your Contract and receive your total Contract Value less any applicable withdrawal charge. A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee will receive the Annuity Payments. You will receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, the amount payable will be the amount that would have been provided at the true age or gender.

INCOME DATE

The Income Date is the date Annuity Payments begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the Annuitant’s 90th birthday. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on the broker/dealer you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

NOTE: We require you to take a Full Annuitization on the maximum permitted Income Date if, at that time, your Contract Value is greater than zero. We will notify you of your available options in writing 60 days before the maximum permitted Income Date. Upon Full Annuitization we will base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option we will make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you will no longer have a Contract Value, or any benefits or benefit increases based on Contract Value. In addition, the death benefit ends and any periodic withdrawal or payments other than Annuity Payments will stop.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR: If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, your Contract Value is greater than zero and you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, we make the following guarantee.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments will equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments will equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

ANNUITY PAYMENTS

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,

•	a fixed payout, or

•	a combination of both.

We base Annuity Payments on your Contract Value.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose a variable payout, the dollar amount of the payments will depend upon the following factors.

•	The Contract Value on the Income Date.

•	The age of the Annuitant and any joint Annuitant on the Income Date.

•	The gender of the Annuitant and any joint Annuitant, where permitted.

•	The Annuity Option you select.

•	The assumed investment rate (AIR) you select.

•	The mortality table specified in the Contract.

•     The future performance of the Investment Option(s) you select.

You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments will decrease.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Annuity Payments on the investment allocations that were in place on the Income Date.

Each portion of the Contract that you apply to Annuity Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant will be lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates will be lower than annual payout rates, payout rates for a 20-year guaranteed period will be less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant will be less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Income Date, we will make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

Option 1. Life Annuity. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we will make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we will make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment will be the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant’s death and return of the Contract before we will make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

Option 3. Joint and Last Survivor Annuity. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We will make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we will make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we will make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment will be the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

Option 5. Refund Life Annuity. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A)	=	Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B)	=	The amount applied to variable Annuity Payments on the Income Date.

(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D)	=	The number of Annuity Units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Annuity Payment.

(F)	=	Number of variable Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the Annuity Unit value on the Income Date is $12, then the number of Annuity Units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the Annuity Unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

PARTIAL ANNUITIZATION

Only a sole Owner can take Partial Annuitizations. The Owner must be the Annuitant and we do not allow joint Annuitants. You cannot take a new Partial Annuitization while receiving Lifetime Plus Payments. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. We allow one Partial Annuitization every 12 months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any guaranteed values on optional benefits you select (for example, the Target Value or Benefit Base).

NOTE: For tax purposes, we treat Partial Annuitizations as partial withdrawals, which means taxable earnings are distributed before non-taxable return of Purchase Payment, and you may be subject to a Federal 10% penalty tax if you take payments before age 59½. You should consult a tax adviser before requesting a Partial Annuitization.

4.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options’ prospectuses. To obtain a current prospectus for any of the Investment Options, contact your registered representative or call us at the toll free telephone number listed at the back of this prospectus. We will send copies of the Investment Options’ current prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. For more information about share classes, see the Investment Options’ prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz VIP Fund of Funds Trust and the Allianz VIP Fund of Funds Trust does not pay service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Allianz Global Investors Capital and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Global Investors Capital	AZL Allianz AGIC Growth Fund	Large Growth	Long-term growth of capital with income as an incidental consideration
Invests at least 65% of its assets in common stocks of “growth” companies, defined as companies believed by the subadviser to have above-average growth prospects, with market capitalizations of at least $5 billion.

	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies, defined as companies believed by the subadviser to have above-average growth prospects, with market capitalizations of less than $2 billion at the time of investment.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Institutional Management Corporation	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/ Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis NY Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Managed by Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies if they offer better prospects for capital appreciation. May invest up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return
Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies similar to those that comprise the Russell 2500™ Index at the time of investment.

Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests substantially in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
	Franklin Zero Coupon Fund 2010	Intermediate-Term Bonds	As high an investment return as is consistent with capital preservation
Normally invests at least 80% of its net assets in zero coupon debt securities. The fund will mature December 17, 2010 and will then no longer be available as an Investment Option under the Contract. For additional information regarding the maturity of the fund, please see the Franklin Zero Coupon Fund prospectus.

Managed by Franklin Mutual Advisers, LLC	Mutual Global Discovery Securities Fund	International Equity	Capital appreciation	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.
Normally invests in a broadly diversified portfolio of common stocks, generally consisting of approximately 200 to 400 stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of international equity securities whose issuers are considered by the fund’s subadviser to have strong earnings growth.
	AZL Van Kampen Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal with long-term growth of capital as an important secondary objective
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Van Kampen Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests at least 65% of total assets in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging market securities.

J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley International Equity Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers selected from a universe comprised of approximately 1,200 companies in non-U.S. markets.
	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index blend
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments .

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes, based on a quantitative model, have strong earnings growth potential. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, in the range of companies included in the Russell 2000® Growth Index.

THE FRANKLIN ZERO COUPON FUND 2010 WILL MATURE ON DECEMBER 17, 2010. If you have any Contract Value allocated to this Investment Option, you will need to reallocate it to another available Investment Option prior to the maturity date. If no selection has been made by you prior to the maturity date, the Contract Value held in the subaccount underlying your Contract will be automatically transferred to the AZL Money Market Fund. You will be notified in writing at least 30 days prior to the maturity.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.50% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option’s assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we will not substitute any shares without notice to you and prior approval of the SEC. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments and/or Contract Value, at any time and at our sole discretion. The fund companies that sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us.

TRANSFERS

Contracts with the Investment Protector or the Income Protector are subject to restrictions on transfers into certain Investment Options while the benefit is in effect. For more information, please see section 11.a, The Investment Protector, or section 11.b, The Income Protector.

You can make transfers among the Investment Options, subject to certain restrictions. Currently there is no maximum limit on the number of transfers we allow, but we may change this in the future. Transfers may be subject to a transfer fee. For more information, see section 6, Expenses – Transfer Fee. This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer.

•
The minimum amount that you can transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the Investment Protector or the Income Protector.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state:

–	which Investment Options are involved in the transfer; and

–	how much you wish to transfer.

•	After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.

•	After the Income Date, you can make a transfer from a variable Annuity Payment stream to establish a new fixed Annuity Payment stream.

•
Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners violates the Excessive Trading and Market Timing policy discussed later in this section.

•	Transfer instructions apply equally to the accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

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Transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments. In addition, transfers of Contract Value between Investment Options will not change how we rebalance your Contract Value on each Quarterly Anniversary if your Contract includes the Investment Protector or the Income Protector. Under these optional benefits, in order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions. (For more information, please see “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” in section 11.a, The Investment Protector, and section 11.b, The Income Protector.)

When you make a transfer request, we will process the request based on the Accumulation Unit values and/or Annuity Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values and Annuity Unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values and/or Annuity Unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

Telephone and Other Electronic Transfers

You can request transfers by telephone, fax, or by website at www.allianzlife.com. We may allow you to authorize someone else to request transfers by telephone, fax, or website on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, fax and/or website transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than by telephone, fax, or by website. This service may be available to you in the future.

When you make a transfer request by telephone, fax, or by website, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before the end of the Business Day, even if due to our delay in answering your call or a delay caused by our telephone, fax and/or computer system, we will consider the request to be received at or after the end of the current Business Day and the request will receive the next Business Day’s Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

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Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.

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An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain excessive trading and market timing policies and procedures. Under our excessive trading and market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to) the following.

•	Limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).

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Requiring a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.

•	Not accepting transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limiting the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.

•	Imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).

•	Prohibiting transfers into specific Investment Options.

•	Imposing other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners’ legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners’ interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option’s shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option’s shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM

The dollar cost averaging (DCA) program allows you to systematically transfer a set amount of money each month from the DCA Money Market Account to your selected Investment Options according to your allocation instructions. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, dollar cost averaging will not result in a Contract Value gain or protect against a market loss. You may only participate in this program during the Accumulation Phase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

The DCA program is only available for a period of either six or 12 months. You can choose to participate in the DCA program at any time during the Accumulation Phase and you can participate in the program more than once. You can elect either the six or 12 month program by properly completing the DCA form provided by us.

If you choose to participate in the DCA program at Contract issue we will apply 100% of your initial Purchase Payment to the DCA Money Market Account. We invest amounts that you allocate to the DCA Money Market Account in the AZL Money Market Fund. If you choose to participate in the DCA program after the Issue Date you must allocate at least $1,500 of your Contract Value to the DCA Money Market Account. Each month while the program is in effect we will transfer money from the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. In order for DCA transfers to begin on the tenth of the month we must receive your DCA form in Good Order at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the tenth. Otherwise the first DCA transfer will not occur until the tenth day of the next month. The amount that we will transfer each month is equal to the amount in the DCA Money Market Account, divided by the number of remaining transfers to be made during the program period.

Your participation in the program will end when any of the following occurs:

•	the DCA program period (which is either six or 12 months) ends;

•	on the Benefit Date you begin receiving Lifetime Plus Payments if your Contract includes the Income Protector;

•	you request to end the program (your request must be received at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); and

•	your Contract ends.

If you choose to end your participation in the DCA program, or you end your program by beginning to receive Lifetime Plus Payments, on the Business Day your DCA program ends we will allocate any money remaining in the DCA Money Market Account to your selected Investment Options according to your allocation instructions.

If you participate in the DCA program, there are no fees for the transfers made under this program and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: Your participation in the DCA program is restricted by the limitations on additional Purchase Payments for your selected benefit described in section 2, Purchase – Purchase Payments, and your allocation instructions must comply with the limitations described under “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” set out in section 11.a, The Investment Protector, or section 11.b, The Income Protector. Quarterly rebalancing transfers under the Investment Protector and Income Protector will not move Contract Value into or out of the DCA Money Market Account. However, if you subsequently remove your selected benefit from your Contract you will be able to participate in the DCA program after the rider termination date without these limitations.

FLEXIBLE REBALANCING

You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. In order for flexible rebalancing transfers to begin on the 20th of the month, we must receive your request in Good Order at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the 20th. Otherwise, the first flexible rebalancing transfer will not occur until the 20th day of the next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end your participation in this program, your request must also be received at our Service Center by 4:00 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: The flexible rebalancing program is not available to you while your benefit is in effect. These benefits provide their own rebalancing program as described in section 11.a, The Investment Protector, and section 11.b, The Income Protector. If you were participating in the flexible rebalancing program and subsequently add one of these optional benefits to your Contract, your participation in the flexible rebalancing program will end on the rider effective date. However, if you subsequently remove the optional benefit from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have a relationship with a personal investment adviser and the advisory agreement provides that you will pay all or a portion of your adviser’s fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a withdrawal from the Contract to pay these fees. We treat any fee that is withdrawn as a withdrawal under the terms of this Contract. As a withdrawal, it is treated as a distribution from taxable earnings first, and then as a non-taxable return of Purchase Payments. If any Owner is under age 59½, the withdrawal may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee that is charged by your adviser is in addition to the fees and expenses that apply under your Contract. We are not party to the agreement you have with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is not acting on our behalf, but is acting on your behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review prior transaction history of any adviser prior to granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If an adviser is granted trading authority, that adviser is subject to the same limitations applicable to Owners as stated above.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting and because many Owners do not respond to our request for them to provide us with voting instructions, a small number of Owners may determine the outcome of the vote. Should we determine that we are no longer required to obtain your voting instructions, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

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You are permitted to cast votes based on the dollar value of the Investment Option’s shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of Accumulation/Annuity Units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.

•	We will determine the number of shares that you can vote.

•	You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

5.	OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for assets invested in our general account to lose value. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any investment choices under our general account during the Accumulation Phase. Any Contract Value that you allocate to provide fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values provided by this Contract that are in excess of the Contract Value are subject to our claims paying ability.

6.	EXPENSES

There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGE

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the mortality and expense risk (M&E) charge. We do this as part of our calculation of the value of the Accumulation and Annuity Units. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments.

Some or all of the optional benefits may not be available to you; check with your registered representative. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

Each of the optional benefits listed below carries an additional M&E charge during the Accumulation Phase. We assess the additional M&E charge during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option will continue until your variable Annuity Payments end.

	M&E Charge
	Accumulation Phase	Annuity Phase
Base Contract	1.40%	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%	NA
Bonus Option	0.50%	0.50%
Short Withdrawal Charge Option	0.25%	NA
No Withdrawal Charge Option	0.35%	NA

Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions will be in the Annuity Phase at the same time. It is also possible to have a different M&E charge on different portions of the Contract at the same time if you take a variable Partial Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

This charge compensates us for all the insurance benefits provided by your Contract, for example:

•	our contractual obligation to make Annuity Payments,

•	the death, income, and withdrawal benefits under the Contract,

•	certain expenses related to the Contract, and

•	for assuming the risk (expense risk) that the current charge will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charge is sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

RIDER CHARGE

If you select the Investment Protector or the Income Protector, we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and your Contract Value is positive. We do not assess the rider charge during the Annuity Phase, but we do continue to assess the rider charge after Lifetime Plus Payments begin as long as your Contract Value is positive. The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under the Investment Protector, or as a percentage of the Benefit Base under the Income Protector. We calculate the rider charge daily beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary or when we deduct the final rider charge.

The current and maximum rider charges listed here for these optional benefits apply to benefits that you select while this prospectus is in effect. If you add one of these optional benefits to your Contract in the future, it will be subject to the rider charge (current, minimum and maximum) stated in the prospectus that is in effect at the time the benefit is added to your Contract.

	Rider Charge during the Accumulation Phase
	Maximum	Minimum	Current
Investment Protector	2.50%	0.35%	0.90%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments	2.50% 2.75%	0.50% 0.50%	1.05% 1.20%

We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary that the benefit is in effect and your Contract Value is positive, subject to the maximum rider charge stated here. However, in any twelve-month period we cannot increase the rider charge for the Investment Protector more than 0.35% and we cannot increase the rider charge for the Income Protector more than 0.50%. If we increase the rider charge for your selected benefit, we will notify you in writing at least 30 days before the increase to allow you to remove the benefit before the increase takes effect.

Changes to the Target Value or the Benefit Base will change the amount we deduct from your Contract for the rider charge. For example, assume you have the Income Protector and receive an annual payment increase to your Lifetime Plus Payment due to an increase in your Contract Value. This will also increase your Benefit Base which will cause an increase in the amount of your daily rider charge. Similarly, an Excess Withdrawal will decrease both your Benefit Base and the amount of your daily rider charge.

The deduction of the rider charge will decrease your Contract Value on a dollar for dollar basis, but it will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). We will deduct the rider charge from the Contract Value, determined at the end of the Business Day before each Quarterly Anniversary, before we use that Contract Value to compute any of the guaranteed values available under the optional benefits for this Contract. We deduct the rider charge proportionately from the Investment Options as set out in your Contract. The rider charge compensates us for the expenses and risks associated with the guarantees provided under the optional benefits. If the rider charge is sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

We will deduct the final rider charge on the Business Day your selected benefit ends. If your benefit ends due to death, we deduct the final rider charge from the Contract Value before calculating the death benefit. If your benefit ends because you take a full withdrawal or Excess Withdrawal of the entire Contract Value, we will deduct the final rider charge before we calculate the withdrawal charge. If your Contract Value is less than the rider charge on any Quarterly Anniversary that we are to deduct this charge, we will deduct your entire remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge reduces your Contract Value to zero, the Contract, rider and any Lifetime Plus Payments (if applicable) will continue although we will no longer assess or deduct the rider charge.

For more information please see the examples in Appendix C.

CONTRACT MAINTENANCE CHARGE

We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. The deduction of the contract maintenance charge will decrease your Contract Value on a dollar for dollar basis. Deduction of this charge will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under your optional benefits. For example, it does not reduce the Target Value or Benefit Base. We will deduct the contract maintenance charge from the Contract Value determined at the end of the Business Day before the Contract Anniversary. We make this deduction before we use that Contract Value to compute any of the guaranteed values available under your optional benefits. We deduct this charge proportionately from the Investment Options as set out in your Contract. This charge cannot be increased.

We will not deduct this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total Contract Value of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge. We do not assess this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

WITHDRAWAL CHARGE

The Base Contract provides a seven-year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you will not be subject to a withdrawal charge. The Bonus Option, the Short Withdrawal Charge Option and the No Withdrawal Charge Option each carry an additional M&E charge. Once you select one of these optional benefits, you cannot cancel it. Check with your registered representative regarding availability of the optional benefits and be sure to discuss whether the benefit is appropriate for your situation.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on: amounts deducted to pay a transfer fee or the contract maintenance or rider charge, Annuity Payments, death benefits, withdrawals taken under the waiver of withdrawal charge benefit, or amounts paid as part of a required minimum distribution payment under our minimum distribution program. We also do not assess the withdrawal charge on Lifetime Plus Payments. (For more information, see the discussions in section 8, Access to Your Money – Waiver of Withdrawal Charge Benefit and The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments, and section 11.b, The Income Protector.)

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any withdrawal charge). We do not reduce the Withdrawal Charge Basis for the deduction of a transfer fee or the contract maintenance or rider charge. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. This means that on a full withdrawal, if the Contract Value has declined due to poor performance of your selected Investment Options, the withdrawal charge may be greater than the amount available for withdrawal. Because we assess the withdrawal charge against the Withdrawal Charge Basis, in some instances, the Contract Value may be positive, but you will not receive a distribution due to the amount of the withdrawal charge. For more information, please see the examples in Appendix D.

If your Contract includes the Investment Protector or Income Protector and you take a full withdrawal or Excess Withdrawal of the entire Contract Value, we will deduct the final rider charge before we calculate the withdrawal charge.

NOTE REGARDING PARTIAL ANNUITIZATIONS: Amounts applied to Partial Annuitizations will reduce each Purchase Payment proportionately by the percentage of Contract Value you annuitize. This reduction also applies to the Withdrawal Charge Basis.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we make withdrawals from your Contract in the following order.

1.
First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.

2.
Then, we withdraw any Purchase Payments that are under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money – Free Withdrawal Privilege.

3.
Next, on a FIFO basis, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.

4.
Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option	Contract with the Short Withdrawal Charge Option	Contract with the No Withdrawal Charge Option
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

There is no charge under the following circumstances:

•	for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,

•	for a Contract with the Bonus Option, when you withdraw a Purchase Payment that we have had for nine complete years,

•	for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or

•	if you have a Contract with the No Withdrawal Charge Option.

For a full withdrawal that is subject to a withdrawal charge, we will deduct the withdrawal charge as a percentage of the Withdrawal Charge Basis from the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the remaining Contract Value and we deduct it proportionately from the Investment Options.

Example: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)	Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.

2)
Amounts available under the free withdrawal privilege. You have not taken any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we deduct from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and we pay you $27,750. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:

$30,000 x 0.925 = $27,750.

Next we determine how much we need to deduct from the second Purchase Payment. So far we have deducted $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to deduct $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:

$12,250 ÷ 0.915 = $13,388

4)	Contract earnings. As we have already withdrawn your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,388.

NOTE: Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, under Non-Qualified Contracts, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. The deduction of the transfer fee will decrease your Contract Value on a dollar for dollar basis, but it will not decrease your free withdrawal privilege, the Withdrawal Charge Basis, or any of the guaranteed values available under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). We will deduct the transfer fee from the Investment Option from which the transfer is made. If you transfer the entire amount in the Investment Option, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Options, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionately from the Investment Options if you transfer less than the entire amount that is in the Investment Option. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or a quarterly rebalancing transfer under the Investment Protector or the Income Protector, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.

PREMIUM TAX

State and other governmental premium tax are not currently assessed in the state of New York. However, we reserve the right to make a deduction from your Contract Value to reimburse ourselves for premium tax if the state of New York enacts legislation requiring us to pay premium tax or if the Owner lives in a state where premium tax is applicable. Where premium tax applies, it is our current practice not to make deductions from the Contract to reimburse ourselves for the premium tax that we pay, although we reserve the right to make such a deduction in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

We reserve the right to deduct from the Contract any income tax that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

7.	TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase – Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, The Income Protector.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

•
TSAs or 403(b) Contracts. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. As a result of changes to the regulations regarding 403(b)/TSA contracts which requires information sharing agreements between the financial organization or insurance company and employers sponsoring 403(b)/TSA plans, these plans are no longer offered with this Contract. However, that may change in the future.

Qualified Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal (including Partial Annuitizations) or as Annuity Payments under a Full Annuitization.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take a Full Annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract’s entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract will be increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

8.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal;

•	by taking required minimum distributions (Qualified Contracts only);

•	by taking Annuity Payments;

•	when we pay a death benefit; or

•	by taking Lifetime Plus Payments, if available.

You can only take withdrawals during the Accumulation Phase. We will process any request for a withdrawal based on the Accumulation Unit values next determined after receipt of the request in Good Order at our Service Center. The Accumulation Unit values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:

•	based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price,

•	less any applicable rider charge,

•	less any applicable withdrawal charge, and

•	less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* We reserve the right to treat a request for a partial withdrawal that would reduce the Contract Value below this minimum as a request for a full withdrawal of the Contract. We will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Options. However, for partial withdrawals, you may instead provide us with instructions regarding the deduction of your Contract Value from your selected Investment Options as long as your Contract does not include the Investment Protector or the Income Protector. You cannot take a partial withdrawal from specific Investment Options if you selected one of these optional benefits because the quarterly rebalancing associated with these benefits will move money back into your future allocation instructions on the next Quarterly Anniversary.

*	These limitations do not apply to Lifetime Plus Payments, systematic withdrawals, or required minimum distributions.

We will pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the “Suspension of Payments or Transfers” discussion later in this section).

Upon withdrawal, we assess the withdrawal charge against the Withdrawal Charge Basis. Any previous withdrawals from the Contract, including any previous withdrawal charges, will reduce the Withdrawal Charge Basis. However, when you request a withdrawal, we calculate the withdrawal charge based on the current Withdrawal Charge Basis (Purchase Payments less previous withdrawals and withdrawal charges) and we do not adjust the Withdrawal Charge Basis for any current withdrawal charge, transfer fee, contract maintenance charge, rider charge, or any gains or losses on your Investment Options. This means that if you take a full withdrawal while the withdrawal charge applies and you have had losses in your Investment Options, you may be assessed a withdrawal charge on more than the amount you are withdrawing. In some instances, you will not receive a distribution due to the amount of the withdrawal charge. For more information, please see section 6, Expenses – Withdrawal Charge and the examples in Appendix D.

We may be required to provide information about you or your Contract to government regulators. We may also be required to stop disbursements from your Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

Ordinary income taxes, tax penalties and certain restrictions may apply to any withdrawal you take.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

FREE WITHDRAWAL PRIVILEGE

The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution payments in that same Contract Year. We will not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. There is no free withdrawal privilege during the Annuity Phase, or while you are receiving Lifetime Plus Payments under the Income Protector. However, if you remove the Income Protector from your Contract, the free withdrawal privilege will be available after the rider termination date.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they will not reduce your free withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the free withdrawal privilege, the excess amount will be subject to the withdrawal charge. If you take a full withdrawal, the free withdrawal privilege will apply and you will receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), will reduce the Withdrawal Charge Basis.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see “The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” discussion later in this section.

WAIVER OF WITHDRAWAL CHARGE BENEFIT

Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, will be subject to any applicable withdrawal charge. For more information, see section 6, Expenses – Withdrawal Charge and the “Free Withdrawal Privilege” discussion that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. In order for systematic withdrawals to begin or stop by the ninth of the month, we must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the ninth.

Ordinary income taxes, tax penalties and certain restrictions may apply to systematic withdrawals. You cannot participate in the systematic withdrawal program and the minimum distribution program at the same time. You also cannot participate in the systematic withdrawal program while you are receiving Lifetime Plus Payments under the Income Protector. However, if you remove the Income Protector from your Contract, the systematic withdrawal program will be available after the rider termination date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you may participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, or annual basis. However, if your Contract Value is less than $25,000, we will only make annual payments. RMD payments from this Contract will not be subject to a withdrawal charge, but they will reduce the Withdrawal Charge Basis and they will count against your free withdrawal privilege. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. Any RMD payments from this Contract that exceed the RMD amount calculated for this Contract will be subject to any applicable withdrawal charge. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the free withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.

You cannot participate in the systematic withdrawal and the minimum distribution programs at the same time. We encourage prospective owners who are considering purchasing Qualified Contracts that are subject to RMD payments to consult a tax adviser regarding these benefits.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Lifetime Plus Payments, Excess Withdrawals, and/or Cumulative Withdrawals.

9.	ILLUSTRATIONS

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your registered representative.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

10.	DEATH BENEFIT

The death benefit provided by the Base Contract is the Traditional Death Benefit. The Contract previously offered the Quarterly Value Death Benefit which is described in Appendix G. If available, you may be able to select the Maximum Anniversary Death Benefit at Contract issue. Death benefits are only available during the Accumulation Phase of the Contract. For more information on the Maximum Anniversary Death Benefit, please see section 11.c Other Optional Benefits – Maximum Anniversary Death Benefit. Be sure to discuss with your registered representative whether your selected death benefit is appropriate for your situation.

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

If you die during the Accumulation Phase, we will process the death benefit based on the Accumulation Unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. We consider due proof of death to be any of the following: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory. The Accumulation Unit values are normally determined at the end of each Business Day, and due proof of death and an election of the death benefit payment option received at or after the end of the current Business Day will receive the next Business Day’s Accumulation Unit values.

If there are multiple Beneficiaries, each Beneficiary will receive the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Also, any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will continue to be subject to investment risk that will be borne by the recipient.

TRADITIONAL DEATH BENEFIT

Under the Traditional Death Benefit, the amount of the death benefit will be the greater of 1 or 2.

1.
The Contract Value, determined as of the end of the Business Day during which we receive, in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. If your Contract includes the Investment Protector or the Income Protector, we will deduct the final rider charge from the Contract Value before making this determination.

2.
The Traditional Death Benefit value, which is the total of all Purchase Payments received, reduced proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization and/or withdrawal taken. We determine the percentage of Contract Value at the end of each Business Day we process an annuitization or withdrawal. Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for transfer fees or the contract maintenance or rider charges.

Any withdrawals or Partial Annuitizations may reduce the Traditional Death Benefit value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional Death Benefit value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional Death Benefit value.

The Traditional Death Benefit ends upon the earliest of the following.

•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day that the Traditional Death Benefit value and Contract Value are both zero.

•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but we do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

NOTE FOR CONTRACTS WITH THE INVESTMENT PROTECTOR OR INCOME PROTECTOR: Your ability to make additional Purchase Payments is restricted by the limitations for your selected benefit described in section 2, Purchase – Purchase Payments, which will limit your Traditional Death Benefit value. In addition, while you are receiving Lifetime Plus Payments, the death benefit that is equal to your Contract Value will continue to fluctuate with market performance, but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, any Excess Withdrawal (including any withdrawal charge), and each deduction of the rider charge.

TRADITIONAL DEATH BENEFIT EXAMPLE

•	You purchase a Base Contract with an initial Purchase Payment of $100,000. You make no additional Purchase Payments.

•
You take a partial withdrawal of $20,000 during the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired, so there is no withdrawal charge on this partial withdrawal. After we process the partial withdrawal the Contract Value is $140,000, but it will fluctuate from this point on based on the performance of your selected Investment Options. You take no other partial withdrawals.

We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1) The current Contract Value……………………………………………………………………………………...……..	$130,000
2) The Traditional Death Benefit value:
Total Purchase Payments received…………………………………………………………………………….......	$100,000
Reduced proportionately by the percentage of Contract Value withdrawn at the time you took
the withdrawal during the tenth Contract Year: ($20,000 / $160,000) = 0.125 x $100,000 =…................	– 12,500
$ 87,500
Therefore, the death benefit that would be paid out on the tenth Contract Anniversary is the $130,000 current Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. For Qualified Contracts, there can be only one Owner and the Owner must be the Annuitant, unless the Contract is owned by a qualified plan or is part of a custodial arrangement. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner; the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your registered representative if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•	We will pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.		•	The Beneficiary becomes the Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•	If the Contract includes the Income Protector and you selected:		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

	–	single Lifetime Plus Payments, the benefit ends; or
–
joint Lifetime Plus Payments, the benefit ends unless the deceased Owner’s spouse continues the Contract. If the surviving spouse continues the Contract after Lifetime Plus Payments have begun, then joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable.

•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

UPON THE DEATH OF A JOINT OWNER (NOTE: We do not allow Joint Owners to take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee will continue. No death benefit is payable.
•	We will pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion later in this section.		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee will continue until that portion of the Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the Contract includes the Income Protector and you selected:
	–	single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit ends even if the Covered Person is still alive;
–
single Lifetime Plus Payments and the Joint Owners were spouses, the benefit ends unless the surviving spouse, who is also the Joint Owner, is the Covered Person and he or she elects to continue the Contract;(2) or
•
If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

	–	joint Lifetime Plus Payments, the benefit ends unless the surviving spouse, who is also the Joint Owner, continues the Contract.(2)

(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

(2)
If the surviving spouse who is also the Joint Owner and a Covered Person continues the Contract after Lifetime Plus Payments have begun, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint Lifetime Plus Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we will treat the death of the Annuitant as the death of an Owner; we will pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under the Income Protector, the benefit ends. If you selected joint Lifetime Plus Payments, the benefit ends, unless the deceased Annuitant’s spouse continues the Contract.
•
Annuity Payments to the Payee will continue until that portion of the Contract ends and will be paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.		•	If the deceased was a sole Owner, the Beneficiary will become the Owner if the Contract continues.
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If the deceased Annuitant was a sole Owner, we will pay the Beneficiary(1) a death benefit.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We will pay a death benefit to the surviving Joint Owner.(2)

•	If the Contract includes the Income Protector and you selected:
	–	single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit ends;
	–	single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit ends, even if the Covered Person is still alive;
	–	single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit ends, unless the surviving spouse is also the Covered Person and they elect to continue the Contract;(3) or
	–	joint Lifetime Plus Payments, the benefit ends, unless the surviving spouse continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we will pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we will pay the estate of the Joint Owner who died last.

(3)
If the surviving spouse is a Covered Person and he or she continues the Contract after Lifetime Plus Payments have begun, then Lifetime Plus Payments will continue at 100% of the amount that we were paying before the death of their spouse. For joint Lifetime Plus Payments, the annual maximum payment may increase based on the age of the surviving Covered Person and the current Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: We do not allow joint Annuitants under a Partial Annuitization and we do not allow joint Annuitants during the Accumulation Phase, so this can only occur under a Full Annuitization)

Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract applied to Annuity Payments
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase – Annuity Options.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary will become the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

DEATH BENEFIT PAYMENT OPTIONS

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he or she can choose to continue the Contract in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, we will increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value, as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option. If the surviving spouse continues the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries. If the surviving spouse continues the Contract, any optional benefits will also continue with the possible exception of the Income Protector, which can only continue if the surviving spouse is also a Covered Person. For more information, please see the discussion of when the benefit ends in section 11.b, The Income Protector. If a lump sum payment is requested, we will pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We will pay interest as required by the state from the date of death when there is a delay in the payment of the death benefit.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: For a Nonqualified Contract, if the Beneficiary is an individual, payment of the death benefit as an Annuity Payment under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. For a Qualified Contract, if the Beneficiary is an individual, Annuity Payments can be made over a period not extending beyond the Beneficiary’s life expectancy. Distribution under this option must begin within one year of the date of any Owner’s death. We waive the contract maintenance charge if we make fixed Annuity Payments or if the Contract Value on the Income Date is at least $100,000. We will continue to assess the full contract maintenance charge on each Beneficiary’s portion proportionately if we make variable Annuity Payments that do not qualify for the waiver.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

11.	SELECTION OF OPTIONAL BENEFITS

OPTIONAL BENEFIT OVERVIEW

•
Maximum Anniversary Death Benefit. This benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. For more information, see section 11.c Other Optional Benefits – Maximum Anniversary Death Benefit.

•
Bonus Option. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner’s 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments. For more information, see section 11.c Other Optional Benefits – Bonus Option.

•
Short Withdrawal Charge Option. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment. For more information, see section 11.c Other Optional Benefits – Short Withdrawal Charge Option.

•
No Withdrawal Charge Option. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and the selection of either the Investment Protector or Income Protector. It may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment. For more information, see section 11.c Other Optional Benefits – No Withdrawal Charge Option.

•
Investment Protector. This benefit is intended to provide a level of protection for the principal you invest and to periodically lock in any anniversary investment gains that will be made available at a future point in time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. For more information on the currently available version of this benefit, see section 11.a The Investment Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix H – Previous Versions of the Investment Protector and Income Protector.

•
Income Protector. This benefit is designed for those who want lifetime income (called Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. Lifetime Plus Payments are available based on age. If you do not begin payments during the eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any of this benefit’s advantages. For more information on the currently available version of this benefit, see section 11.b The Income Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix H – Previous Versions of the Investment Protector and Income Protector.

•
Quarterly Value Death Benefit, Target Date Benefits and Lifetime Benefits. These benefits are no longer available. Please see Appendix E for information on the features and charges for the Target Date Benefits, see Appendix F for information on the features and charges for the Lifetime Benefits, and see Appendix G for information on the features and charges for the Quarterly Value Death Benefit.

BENEFIT SELECTION

Each of the optional benefits carries either an additional M&E charge or a rider charge. The Bonus Option also has a longer withdrawal charge schedule. For more information, please see the Fee Tables and section 6, Expenses. Some or all of the optional benefits may not be available to you; check with your registered representative.

The Maximum Anniversary Death Benefit is available for selection at issue and also requires selection of either the Investment Protector or Income Protector. Once you select the Maximum Anniversary Death Benefit, you cannot remove it from your Contract.

You can select only one of the three following optional benefits at issue:  Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. However, if you select the No Withdrawal Charge Option you must also select either the Investment Protector or Income Protector at issue. Once you select one of these three optional benefits, you cannot remove it from your Contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

You can also select either the Investment Protector or Income Protector at issue or, if available, on a subsequent Quarterly Anniversary. The Investment Protector is available once before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). The Income Protector is available once before the older Covered Person’s 81st birthday.

Primary Differences Between the Investment Protector and Income Protector
	Investment Protector	Income Protector
Benefit’s feature	A level of protection for the principal you invest.	Lifetime income with access to both Contract Value and a death benefit.
Person on whom we base the benefit	The Owner.	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.
Rider charge for the benefit
The current rider charge is 0.90%, the minimum rider charge is 0.50%, and the maximum rider charge is 2.50%. We assess the rider charge against the Target Value, which is generally less than the Benefit Base available under the Income Protector.

For single Lifetime Plus Payments the current rider charge is 1.05%, the minimum rider charge is 0.50%, and the maximum rider charge is 2.50%. For joint Lifetime Plus Payments the current rider charge is 1.20%, the minimum rider charge is 0.50%, and the maximum rider charge is 2.75%. We assess the rider charge against the Benefit Base, which is generally greater than the Target Value available under the Investment Protector.

Can the rider charge increase?	Yes, on each Quarterly Anniversary up to the maximum. However, we cannot increase the rider charge more than 0.35% in any twelve-month period.	Yes, on each Quarterly Anniversary up to the maximum. However, we cannot increase the rider charge more than 0.50% in any twelve-month period.
Restrictions on additional Purchase Payments
We restrict the amount of additional Purchase Payments we will accept each rider year without prior approval to all Purchase Payments received before the first Quarterly Anniversary. We also restrict additional payments to the first three years after you select the benefit.

We restrict the amount of additional Purchase Payments we will accept each rider year without prior approval to all Purchase Payments received before the first Quarterly Anniversary. However, we  will not accept additional payments once Lifetime Plus Payments begin.

Investment Option allocation and transfer restrictions	Yes, and the restrictions will change over time.	Yes, but the restrictions are set when the benefit is added to the Contract and they will not change over time.
Waiting period	Minimum of ten years.	None if minimum age for exercising is met at the time you select the benefit.
Mandatory beginning date	Yes.	No. If payments do not begin during the eligibility period the benefit ends.
Guaranteed values used to determine the benefit’s features	The greater of a percentage of the highest Contract Anniversary value, or total Purchase Payments adjusted for withdrawals.
We base the initial Lifetime Plus Payment on the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase Payments for a guaranteed number of years. Each quarter after we compute the simple interest increase, we automatically reset that portion of the guarantee to equal the Contract Value if that will increase the guarantee.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

REPLACING THE OPTIONAL BENEFITS

Subject to certain restrictions you can remove the following optional benefits from your Contract: the Investment Protector, the Income Protector, one of previously available Target Date Benefits, or one of previously available Lifetime Benefits. If you remove one of these optional benefits from your Contract it will not be available for future selection. However, you may be able to make a one time replacement of these benefits as follows.

•	Before the Benefit Date, replace one of the previously available Lifetime Benefits with the Investment Protector if your Contract did not previously include a Target Date Benefit.

•	Replace one of the previously available Target Date Benefits with the Income Protector if your Contract did not previously include a Lifetime Benefit.

•	Replace the Investment Protector with the Income Protector if your Contract did not previously include a Lifetime Benefit.

•	Replace the Income Protector with the Investment Protector if your Contract did not previously include a Target Date Benefit.

You cannot replace any of the previously available Lifetime Benefits once Lifetime Plus Payments have begun. These are the only replacements we allow for the optional benefits. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of the additional required benefit (the Investment Protector or Income Protector) must happen simultaneously.

11.a THE INVESTMENT PROTECTOR

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal investment. During the Accumulation Phase, the Investment Protector provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains that will be made available at a future point that you select, called the Target Value Date.

You can select the Investment Protector subject to certain age restrictions and you can also remove it from your Contract. If you select the Investment Protector, you will be subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses - Rider Charge.

Under the Investment Protector, we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we will rebalance your Contract Value between your selected Investment Options on a quarterly basis. We may also transfer Contract Value between your selected Investment Options over time based on the length of time until the benefit’s guarantee takes effect and the performance of your selected Investment Options.

You have no protection under the Investment Protector unless you hold the Contract until the initial Target Value Date, which is a minimum of ten years after you add this benefit to your Contract. If you think that you may do any of the following before the initial Target Value Date, you should consider whether selecting the Investment Protector is in your best interest:  remove the Investment Protector from your Contract, end the Contract, or take a Full Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

ADDING THE INVESTMENT PROTECTOR TO YOUR CONTRACT

You can select the Investment Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Owner’s 81st birthday (or before the Annuitant’s 81st birthday if the Contract is owned by a non-individual). If your total Purchase Payments are $1 million or more, your ability to add the Investment Protector to your Contract is subject to our review and approval. You cannot select the Investment Protector after the older Owner reaches age 81 (or after the Annuitant reaches age 81 if the Contract is owned by a non-individual). You also cannot select the Investment Protector if your Contract includes (or previously included) a Target Date Benefit. However, if you have (or had) one of the previously available Lifetime Benefits or the Income Protector, you can replace that benefit with the Investment Protector if you meet the age restrictions stated here and the replacement restrictions set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

You can select the Investment Protector after the Issue Date by completing the appropriate form. We will process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date will be that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we will add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We will not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we will increase your Contract’s annual expenses to include the rider charge.

Under the Investment Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the third rider anniversary. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you while your Contract includes the Investment Protector. However, if you remove the Investment Protector from your Contract, the restrictions associated with this benefit will no longer apply on or after the rider termination date.

REMOVING THE INVESTMENT PROTECTOR FROM YOUR CONTRACT

Once you select the Investment Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it will not be available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove the Investment Protector from your Contract if we increase the rider charge on a Quarterly Anniversary, or if you can simultaneously replace it with the Income Protector as discussed in section 11, Selection of Optional Benefits.

You can remove the Investment Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase will take effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we will remove the benefit on the next Quarterly Anniversary. We will process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date will be the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day. If you remove the Investment Protector from your Contract, then beginning on the rider termination date:

•	we will deduct the final rider charge,

•	the Investment Protector will not be available to you in the future,

•	the restrictions on additional Purchase Payments associated with this benefit will no longer apply,

•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit will no longer apply, and

•	the flexible rebalancing program will again be available to you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

THE TARGET VALUE DATES

The Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value will at least equal the Target Value (described next in this section).

You select the initial Target Value Date when you add the Investment Protector to your Contract. The earliest initial Target Value Date you can select is the tenth rider anniversary, and the latest initial date is the rider anniversary that occurs before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). Additional Target Value Dates will occur on every fifth rider anniversary while the Investment Protector is in effect.

For example, assume we issue you a Contract on September 1, 2009 when you are age 70 and you are the only Owner. You add the Investment Protector to your Contract on the next Quarterly Anniversary (December 1, 2009) and you are still age 70. The earliest available initial Target Value Date you could select would be December 1, 2019 and the latest available initial Target Value Date would be December 1, 2029. If you select the earliest initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034 and so on.

On any rider anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the initial Target Value Date, you can reset the initial Target Value Date as long as the Contract Value at the end of the previous Business Day is at least equal to the Target Value at the end of the previous Business Day. The new initial Target Value Date must be on a rider anniversary that is at least ten rider years after we process your request for the reset. The age restrictions for the latest initial Target Value Date will apply to any reset (before the older Owner’s 91st birthday, or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a rider anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding rider anniversary (the reset date) once we receive your request in Good Order at our Service Center. If the reset date does not fall on a Business Day, we will process your request on the next Business Day. Resets of the initial Target Value Date may change the maximum amount you can allocate to your selected Investment Options, but a reset will not automatically change your allocations. To change your allocations on a reset, you must also change your allocation instructions for future Purchase Payments and they must comply with the current maximum allowable allocations.

At the end of the Business Day before each Target Value Date, if your Contract Value is less than the Target Value, we will credit your Contract Value with the difference. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day. Once we apply a credit to your Contract Value under the Investment Protector, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). We will allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit. The credit will immediately begin to participate in the investment performance of those Investment Options. We will apply the credit to your Contract after we do any quarterly rebalancing of the Contract Value among your selected Investment Options. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you then withdraw the entire Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 6, Expenses – Withdrawal Charge).

NOTE: The Investment Protector does not provide any guarantee to your Contract Value before the initial Target Value Date nor does it provide protection between any subsequent Target Value Dates.

NOTE: You will be required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero (see section 3, The Annuity Phase). Upon such a Full Annuitization, you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value credits under the Investment Protector.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

CALCULATING THE TARGET VALUE

The Investment Protector provides a future Contract Value guarantee based on the Target Value, which is the greater of a percentage of the highest Contract Value from any rider anniversary, or total Purchase Payments adjusted for withdrawals. We also assess the rider charge for the Investment Protector against the Target Value.

If the rider effective date is the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current Guarantee Percentage, or b) all Purchase Payments received, reduced proportionately by the percentage of Contract Value* applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken.

If the rider effective date occurs after the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current Guarantee Percentage, or b) the Contract Value at the end of the Business Day before the rider effective date, plus all Purchase Payments received on or after the rider effective date, and reduced proportionately by the percentage of Contract Value* applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken on or after the rider effective date.

If you reset the initial Target Value Date, on the reset date and on each Business Day thereafter, the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current Guarantee Percentage, or b) the Contract Value at the end of the Business Day before the reset date, plus all Purchase Payments received on or after the reset date, and reduced proportionately by the percentage of Contract Value* applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken on or after the reset date.

*	We determine the percentage of Contract Value at the end of each Business Day we process an annuitization or withdrawal.

We set the Guarantee Percentage for your Contract on the rider effective date and once the Guarantee Percentage is set we cannot change it. The current Guarantee Percentage is 100%. If you add the Investment Protector to your Contract in the future, you will be subject to the current Guarantee Percentage that is applicable at that time. The minimum Guarantee Percentage we intend to offer in the future is 80%.

If the rider effective date is the Issue Date, the Rider Anniversary Value on the Issue Date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Rider Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Rider Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce it proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each rider anniversary, the Rider Anniversary Value is equal to the greater of its value at the end of the previous Business Day, or the Contract Value at the end of the previous Business Day.

While your Contract includes the Investment Protector, any withdrawals and/or Partial Annuitizations may reduce the Rider Anniversary Value and Target Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Rider Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Rider Anniversary Value. Likewise, if at the time of withdrawal and/or annuitization the Contract Value is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

NOTE: The Target Value under the Investment Protector does not lock in any Contract Value gains that occur between rider anniversaries.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is completely excluded from the parts of this value that are based on Purchase Payments.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

EXAMPLES OF THE TARGET VALUE CALCULATIONS

This example shows how we calculate the Target Value under the Investment Protector assuming hypothetically that your Guarantee Percentage is 90%. If your Guarantee Percentage is greater than 90%, your Target Value may be greater than what is shown here. Likewise, if your Guarantee Percentage is less than 90%, your Target Value may be less than what is shown here.

•
You purchase a Contract with the Investment Protector and make an initial Purchase Payment of $100,000. Because you selected the Investment Protector at issue, each rider anniversary will occur on a Contract Anniversary. You select the earliest possible initial Target Value Date, which is the 10th rider anniversary. You make no additional Purchase Payments or request any transfers that are subject to a transfer fee. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance or rider charge. At any given time the amount available for withdrawal is the current Contract Value, not the Rider Anniversary Value. The Rider Anniversary Value is used only to calculate the Target Value. For example, the amount available for withdrawal on the 14th rider anniversary is the Contract Value of $120,000, and not the $137,000 of Rider Anniversary Value or the $123,300 of Target Value.

	Contract Value	Rider Anniversary Value	Target Value
Rider effective date	$100,000	$100,000	$100,000
1st Rider Anniversary	$108,000	$108,000	$100,000
2nd Rider Anniversary	$110,000	$110,000	$100,000
3rd Rider Anniversary	$102,000	$110,000	$100,000
4th Rider Anniversary	$104,000	$110,000	$100,000
5th Rider Anniversary	$109,000	$110,000	$100,000
6th Rider Anniversary	$115,000	$115,000	$103,500
7th Rider Anniversary	$131,000	$131,000	$117,900
8th Rider Anniversary	$121,000	$131,000	$117,900
9th Rider Anniversary	$129,000	$131,000	$117,900
10th Rider Anniversary before a credit	$110,000	$131,000	$117,900
10th Rider Anniversary after a credit	$117,900	$131,000	$117,900
11th Rider Anniversary	$137,000	$137,000	$123,300
12th Rider Anniversary	$130,000	$137,000	$123,300
13th Rider Anniversary	$135,000	$137,000	$123,300
14th Rider Anniversary	$120,000	$137,000	$123,300
15th Rider Anniversary before a credit	$114,000	$137,000	$123,300
15th Rider Anniversary after a credit	$123,300	$137,000	$123,300

•
On the rider effective date, the Rider Anniversary Value is equal to the Purchase Payment received on the Issue Date ($100,000). The Target Value is the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($100,000 x 90% = $90,000); or total Purchase Payments ($100,000), so the Target Value is $100,000.

•
On the first rider anniversary the Contract Value increased to $108,000, which is greater than the previous Rider Anniversary Value ($100,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($108,000 x 90% = $97,200), or total Purchase Payments ($100,000), so the Target Value remains $100,000.

•
On the second rider anniversary the Contract Value increased to $110,000, which is greater than the previous Rider Anniversary Value ($108,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($110,000 x 90% = $99,000), or total Purchase Payments ($100,000), so the Target Value remains $100,000.

•	On the third, fourth, and fifth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($110,000), so the Rider Anniversary Value and Target Value do not change.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
On the sixth rider anniversary the Contract Value increased to $115,000, which is greater than the previous Rider Anniversary Value ($110,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($115,000 x 90% = $103,500), or total Purchase Payments ($100,000), so the Target Value increases to $103,500.

•
On the seventh rider anniversary the Contract Value increased to $131,000, which is greater than the previous Rider Anniversary Value ($115,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($131,000 x 90% = $117,900), or total Purchase Payments ($100,000), so the Target Value increases to $117,900.

•
On the eighth, ninth, and tenth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($131,000), so the Rider Anniversary Value and Target Value do not change. However, the tenth rider anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date is less than the Target Value, we credit your Contract with $7,900 to make the Contract Value equal to the Target Value.

•
On the eleventh rider anniversary the Contract Value increased to $137,000, which is greater than the previous Rider Anniversary Value ($131,000), so we increase the Rider Anniversary Value to equal the Contract Value. The Target Value is equal to the greater of the Rider Anniversary Value multiplied by the Guarantee Percentage ($137,000 x 90% = $123,300), or total Purchase Payments ($100,000), so the Target Value increases to $123,300.

•
On the twelfth, thirteenth, fourteenth, and fifteenth rider anniversaries, the Contract Value is less than the Rider Anniversary Value ($137,000), so the Rider Anniversary Value and Target Value do not change. However, the fifteenth rider anniversary is also the next Target Value Date. Because the Contract Value on the Target Value Date is less than the Target Value, we credit your Contract with $9,300 to make the Contract Value equal to the Target Value.

Example of the Effect of a Partial Withdrawal on the Target Value

•
Assume that in the previous example you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second rider year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

We adjust the Rider Anniversary Value for the partial withdrawal as follows:
The Rider Anniversary Value as of the first rider anniversary ……………………………………………………….…	$108,000
Reduced proportionately by the percentage of Contract Value
withdrawn ($9,000 / $109,000) = 0.08257 x $108,000 = ……………………………………………………….….	– 8,918
The Rider Anniversary Value after the partial withdrawal …………………………………………………………………...	$99,082

We adjust the total Purchase Payments for the partial withdrawal as follows:
Total Purchase Payments ………………………………………………………………………………………………….	$100,000
Reduced proportionately by the percentage of Contract Value
withdrawn ($9,000 / $109,000) = 0.08257 x $100,000 ………………………………………………….………….	– 8,257
Total Purchase Payments adjusted for the partial withdrawal ………………………………………………………………	$91,743

The Target Value after the partial withdrawal is the greater of:
90% of the Rider Anniversary Value, which is 0.90 x $99,082 = ………………………………………………………	$89,174
Total Purchase Payments adjusted for the partial withdrawal ………………………………………………………….	$91,743
The Target Value after the partial withdrawal ………………………………………………………………………………...	$91,743

•
This Rider Anniversary Value and Target Value will remain in effect at these values until at least the next rider anniversary unless you make another Purchase Payment or take another partial withdrawal.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with the Investment Protector while the benefit is in effect. When you select the Investment Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under the Investment Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select the Investment Protector, we will restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We also cannot move Investment Options between the groups after the rider effective date. However, we may add or remove Investment Options to or from your Contract after the rider effective date. We will secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we will send written notice regarding the closing or substitution 30 days before the effective date.

These are the Investment Option groups that we are currently offering. If you add the Investment Protector to your Contract in the future, you will be subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options.

TABLE 1: Investment Option Groups for the Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL Allianz AGIC Growth Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Under the Investment Protector, the maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum Percentage of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Rider Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%

*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete rider years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight rider years from the initial Target Value Date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

The maximum allocation of Contract Value allowed for Investment Option Group A and the minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allocation allowed for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%

If you add the Investment Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these maximum allowable group allocations before we add the benefit to your Contract. We only allow you to make transfers to and from the Investment Options as long as you do not exceed the current maximum allowable group allocations. However, transfers of Contract Value between Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the current maximum allowable group allocations or we will reject your change. We allocate any additional Purchase Payments according to your allocation instructions for future Purchase Payments if they comply with the current maximum allowable group allocations. However, if they do not comply, we instead allocate any additional payments according to the current required allocations for each Investment Option discussed later in this section.

We automatically rebalance your Contract Value in each of your Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the Business Day immediately before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 10% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments, adjusted downward if necessary, to match the new maximum allowable group allocation.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Lastly, we will rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when the Investment Protector ends.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary after the rider effective date or reset date is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary (or the rider effective date or reset date if this is the first Quarterly Anniversary after one of those dates); or b) the new maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this section). Table 2 compares the length of time until the initial Target Value Date and it compares the Contract Value to the Target Value using the values from the end of the previous Business Day.

Groups A and Y. We then use Table 3 (which appears earlier in this section) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

Combined Groups B and X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y will not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

On the rider effective date, the required allocations for Group A; the combined Groups B and X; and Group Y are your allocation instructions for future Purchase Payments. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

Your allocation instructions for future payments comply with the new maximum allowable and new minimum required group allocations. Then the required allocations for the Investment Option groups will be equal to your allocation instructions for future payments.

Your future allocation instructions for Group A Investment Options comply with the new maximum allowable allocation, but your future allocation instructions for the combined Groups B and X Investment Options exceeds the new maximum allowable allocation. The required allocation of Contract Value for Group A Investment Options will be equal to your allocation instructions for future payments, and we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation) and apply it to your future selected Investment Options in Group Y.

Your future allocation instructions for Group A Investment Options exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X. Then we will decrease the required allocation for Group A to equal the new maximum allowable allocation and take the excess allocation from Group A (your future allocation instructions for Group A Investment Options minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your future allocation instructions for the combined Groups B and X are less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your future allocation instructions for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to your future selected Investment Options in Group Y.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

b)
If your future allocation instructions for the combined Groups B and X are greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to your future selected Investment Options in Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for combined Groups B and X. We will then rebalance the Contract Value in your future selected Investment Options according to the required allocations for each Investment Option group.

Determining the required allocation for each Investment Option

Within the Investment Option groups, the rebalancing calculation formula for each Investment Option on each Quarterly Anniversary is:

a x (b / c)

where:

a =	The new required group allocation for the current Quarterly Anniversary.

b =	The required allocation for each Investment Option at the end of the previous Business Day.

c =	The required group allocation at the end of the previous Business Day.

Because the allocation to each Investment Option must be a whole percentage, we will round your required allocation to the nearest whole percentage. The current required allocations will then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions will remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

NOTE:

•	It is possible that we may move all of your Contract Value out of one or more of your selected Investment Options.

•
We will send you a transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your future allocations after this notification, you must change your allocation instructions for future payments and they must comply with the current maximum allowable group allocations.

•	Unless you reset the initial Target Value Date, the maximum amount we will allow in Group A, and in the combined Groups A, B and X will never increase, regardless of Contract Value performance.

•	If you allocate less than the maximum allowed amount to the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value between these groups.

•	You cannot allocate more than 30% of your Contract Value to Group A, or more than 95% of your Contract Value to combined Groups A, B and X.

•	We cannot require you to have less than 5% of your Contract Value in Group A, or less than 10% of your Contract Value in the combined Groups A, B and X.

•	Investment Option Group Y has no maximum limit on Contract Value allocation.

•
The maximum allowable allocation for the Investment Option groups can decrease as the number of rider years until the initial Target Value Date decreases and as the percentage of Contract Value compared to Target Value decreases. However, we cannot reduce the maximum we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum we allow in the combined Groups A, B and X by more than 15% in any one year.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

EXAMPLES OF QUARTERLY REBALANCING

This example shows how we apply quarterly rebalancing under the Investment Protector. We demonstrate significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

•
You purchase a Contract with the Investment Protector and make an initial Purchase Payment of $100,000. Because you selected the Investment Protector at issue, each rider anniversary occurs on a Contract Anniversary. You select the seventeenth rider anniversary as your initial Target Value Date. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your allocation instructions after the Issue Date so your allocation instructions for future payments are your initial allocation instructions. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance or rider charge.

•
On the rider effective date, you have seventeen complete rider years until the initial Target Value Date, and the initial Target Value and Rider Anniversary Value are equal to your initial Purchase Payment of $100,000. On the rider effective date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

	Investment Option Group	Contract Value Allocated to Each Investment Option
Investment Option 1	A	15%
Investment Option 2	A	10%
Investment Option 3	B	20%
Investment Option 4	B	15%
Investment Option 5	X	15%
Investment Option 6	Y	25%

•
During the first two rider years you experience the following performance. Because the Contract Value was not greater than $100,000 on the first rider anniversary (fourth Quarterly Anniversary), the Rider Anniversary Value was not increased, so the Target Value remained at $100,000 throughout this example.

Quarterly Anniversary	Contract Value	Target Value	Contract Value as a % of Target Value	Years until initial Target Value Date	Maximum allowed in combinedGroups A, B and X per Table 2	New maximum allowable allocation for combined Groups A, B and X	New maximum allowable allocation for Group A	Required allocation for Group A	Required allocation for combined Groups B and X	Required allocation for Group Y
Rider effective date	$100,000	$100,000	100%	17	95%	95%	30%	25%	50%	25%
1st QA	$ 87,000	$100,000	87%	17	85%	85%	25%	25%	50%	25%
2nd QA	$ 93,000	$100,000	93%	17	90%	85%	25%	25%	50%	25%
3rd QA	$ 73,000	$100,000	73%	17	75%	80%	25%	25%	50%	25%
4th QA	$ 89,000	$100,000	89%	16	85%	80%	25%	25%	50%	25%
5th QA	$ 79,000	$100,000	79%	16	75%	75%	20%	20%	55%	25%
6th QA	$ 73,000	$100,000	73%	16	70%	70%	20%	20%	50%	30%

•
On the first Quarterly Anniversary, your Contract Value has decreased to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your allocation instructions comply with the new maximum allowable and minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X does not change at this time because it is the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.

•
On the third Quarterly Anniversary, your Contract Value has decreased to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.

•
On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first rider anniversary and there are now sixteen complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X does not change at this time because it is the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your allocation instructions comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to your allocation instructions.

•
On the fifth Quarterly Anniversary, your Contract Value has decreased to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your allocation instructions do not comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your allocation instructions. We then rebalance your Contract Value within the Investment Options as follows.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

	Investment Option Group	Rebalancing Calculation [a x (b / c)]*	Allocation after the Quarterly Rebalancing
Investment Option 1	A	= 20% x (15% / 25%)	12%
Investment Option 2	A	= 20% x (10% / 25%)	8%
Investment Option 3	B	= 55% x (20% / 50%)	22%
Investment Option 4	B	= 55% x (15% / 50%)	17%
Investment Option 5	X	= 55% x (15% / 50%)	16%
Investment Option 6	Y	= 25% x (25% / 25%)	25%

*
“a” is the new required group allocation for the current Quarterly Anniversary, “b” is the required allocation for each Investment Option from the previous Quarterly Anniversary, and “c” is the required group allocation from the previous Quarterly Anniversary.

•
On the sixth Quarterly Anniversary, your Contract Value has decreased to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your allocation instructions for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your allocation instructions. Instead we remove the 5% excess allocation from Group A and apply it to Group Y. We then rebalance your Contract Value within the Investment Options as follows.

	Investment Option Group	Rebalancing Calculation [a x (b / c)]*	Allocation after the Quarterly Rebalancing
Investment Option 1	A	= 20% x (12% / 20%)	12%
Investment Option 2	A	= 20% x (8% / 20%)	8%
Investment Option 3	B	= 50% x (22% / 55%)	20%
Investment Option 4	B	= 50% x (17% / 55%)	15%
Investment Option 5	X	= 50% x (16% / 55%)	15%
Investment Option 6	Y	= 30% x (25% / 25%)	30%

*
“a” is the new required group allocation for the current Quarterly Anniversary, “b” is the required allocation for each Investment Option from the previous Quarterly Anniversary, and “c” is the required group allocation from the previous Quarterly Anniversary.

WHEN THE INVESTMENT PROTECTOR ENDS

The Investment Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove the Investment Protector from the Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then the Investment Protector ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

11.b THE INCOME PROTECTOR

The Income Protector is designed for those who want guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

You can select the Income Protector subject to certain age restrictions and you can also remove it from your Contract. If you select the Income Protector you will be subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses – Rider Charge.

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). These payments are available to you immediately if the Covered Person(s) meets certain age restrictions. You choose how often you will receive payments and how much you will receive subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points for you to consider before selecting the Income Protector.

•	This benefit does not create Contract Value or guarantee the performance of any Investment Option.

•
You can remove the Income Protector from your Contract on a Quarterly Anniversary if your Contract Value is positive. If you remove this benefit from your Contract you cannot reselect it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove this benefit from your Contract under certain circumstances.

•
Under the Income Protector we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We put these restrictions in place to support the benefit’s guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•	If you do not begin Lifetime Plus Payments during the period they are available the benefit ends, and you will have incurred higher Contract charges without receiving any of this benefit’s advantages.

•
You cannot begin joint Lifetime Plus Payments if any Covered Person is younger than age 60 or age 91 or older. Therefore, joint Lifetime Plus Payments will never be available if there is more than a 30-year age difference between joint Covered Persons.

•
For newly issued Contracts in the future, if we reduce the Exercise Age to below age 59½ and one Covered Person dies after joint Lifetime Plus Payments have begun, any payments received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59½ will be subject to a 10% federal penalty tax unless an exception applies.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive an increase to the next year’s annual maximum payment.

Be sure to discuss with your registered representative and your tax adviser whether the Income Protector is appropriate for your situation.

ADDING THE INCOME PROTECTOR TO YOUR CONTRACT

You can select the Income Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Covered Person’s 81st birthday. If your total Purchase Payments are $1 million or more, your ability to add the Income Protector to your Contract is subject to our review and approval. You cannot select the Income Protector after the older Covered Person reaches age 81. You also cannot select the Income Protector if your Contract includes (or previously included) a Lifetime Benefit. However, if you have (or had) one of the previously available Target Date Benefits or the Investment Protector, you can replace that benefit with the Income Protector if you can meet the age restrictions for selecting the Income Protector. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

You can select the Income Protector after the Issue Date by completing the appropriate form. We will process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date will be that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we will add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we will ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We will not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we will increase your Contract’s annual expenses to include the rider charge.

Under the Income Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the Benefit Date. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you if your Contract includes the Income Protector. However, if you remove the Income Protector from your Contract, the restrictions associated with this benefit will no longer apply on or after the rider termination date.

REMOVING THE INCOME PROTECTOR FROM YOUR CONTRACT

Once you select the Income Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it will not be available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove the Income Protector from your Contract if:  a) we increase the rider charge on a Quarterly Anniversary; b) you select single Lifetime Plus Payments, the sole Covered Person dies and the spouse continues the Contract; or c) you can simultaneously replace the Income Protector with the Investment Protector as discussed in section 11, Selection of Optional Benefits.

You can remove the Income Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase will take effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we will remove the benefit on the next Quarterly Anniversary. We will process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date will be the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we will process your request to remove this benefit on the next Business Day. If you remove the Income Protector from your Contract, then beginning on the rider termination date:

•	if Lifetime Plus Payment have begun they will stop,

•	we will deduct the final rider charge,

•	the Income Protector will not be available to you in the future,

•	the restrictions on additional Purchase Payments associated with this benefit will no longer apply,

•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit will no longer apply, and

•	the flexible rebalancing program will again be available to you.

WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

•	jointly owned Contracts, you can choose which Owner is the Covered Person subject to the maximum age restriction for adding the Income Protector to your Contract (age 80 or younger).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–	if the sole Owner is a non-individual, one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:

–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

After the rider effective date, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. You can make this change only once.

Before the Benefit Date, you can remove a joint Covered Person within 30 days before a rider anniversary by completing the appropriate form. After the Benefit Date, you can remove a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the rider anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove a joint Covered Person from your Contract, we will change the rider charge to equal the current rider charge for single Lifetime Plus Payments that is in effect on the anniversary that we process your request if this amount differs from the rider charge on your Contract. However, we guarantee that any new rider charge will not be greater than the maximum rider charge for single Lifetime Plus Payments that is set out in section 6, Expenses - Rider Charge.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a joint Covered Person, but we may increase your payment as follows. We will compare your current annual maximum Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the Contract Value at the end of the Business Day before the Benefit Anniversary that we process the removal (see the age band table in the “Lifetime Plus Payments” discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and this Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you are receiving the annual maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you are receiving less than the annual maximum, we will change the actual Lifetime Plus Payment if you chose to receive a percentage of your annual maximum, but not if you chose to receive a specific dollar amount.

NOTE: A person will no longer qualify as a Covered Person and will be removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until the Income Protector ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: If you are not spouses, Lifetime Plus Payments will stop with the death of any Owner if the Contract Value is positive at the time of death. This means that if you select single Lifetime Plus Payments on a jointly owned Contract, Lifetime Plus Payments could stop even if the Covered Person is still alive.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

LIFETIME PLUS PAYMENT OVERVIEW

The Income Protector provides income in the form of Lifetime Plus Payments for the lifetime(s) of the Covered Person(s). We base your initial Lifetime Plus Payment on the Benefit Base and age-based payment percentage of the younger Covered Person. The Benefit Base is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase Payments for a guaranteed number of years. We determine your age-based payment percentage by using the Annual Maximum Lifetime Plus Payment Table. We set the Annual Maximum Lifetime Plus Payment Table for your Contract on the rider effective date and once the table is set we cannot change it. The current Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
60 - 64	4.0%
65 - 79	4.5%
80+	5.5%

If you add the Income Protector to your Contract in the future, you will be subject to the current Annual Maximum Lifetime Plus Payment Table that is applicable at that time. In the future, we may add payment percentages for ages as low as 50, or we may set the minimum age for Lifetime Plus Payments as high as age 85. The minimum payment percentage for any age that we intend to offer in the future is 3% and the maximum is 8%.

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under the Income Protector, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Your annual maximum Lifetime Plus Payment may increase if there are any gains in the Contract Value or when the age-based payment percentage for the younger Covered Person multiplied by the Contract Value is greater than the current annual maximum Lifetime Plus Payment as discussed later in this section. However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive any annual increase to your payment.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments until we receive other instructions.

If You Begin Receiving Lifetime Plus Payments:

•	Partial Annuitizations are no longer available.

•	You cannot make any additional Purchase Payments.

•	Any automatic investment plan and/or systematic withdrawal and dollar cost averaging programs end.

•	The free withdrawal privilege is no longer available. However, Lifetime Plus Payments are not subject to a withdrawal charge and will not reduce the Withdrawal Charge Basis.

•
You can only remove the Income Protector from your Contract while your Contract Value is positive. However, if you remove this benefit from your Contract the four restrictions listed above will not apply on or after the rider termination date.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The rider charge for this benefit continues until the earlier of the rider termination date, or the Business Day your Contract Value is reduced to zero.

•
If you have the Maximum Anniversary Death Benefit, the additional M&E charge for the Maximum Anniversary Death Benefit will continue during the Accumulation Phase while this death benefit is in effect and your Contract Value is positive.

•
The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment and any Excess Withdrawal, and the quarterly deduction of the rider charge. Excess Withdrawals (including a withdrawal of the entire Contract Value) include any applicable withdrawal charge. They will also reduce the Withdrawal Charge Basis on a dollar for dollar basis.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
Excess Withdrawals will also reduce your Benefit Base and annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn. Taking an Excess Withdrawal may cause your Lifetime Plus Payments to stop and your benefit to end.

•	The portion of the Traditional Death Benefit value that is based on Purchase Payments will no longer increase.

•
Each Lifetime Plus Payment and any Excess Withdrawal will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Maximum Anniversary Death Benefit value that is based on the Maximum Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person’s 91st birthday. If you receive an annual payment increase, we will also change your Benefit Base.

REQUESTING LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in Good Order at our Service Center. The earliest Benefit Date you can select is the one that occurs after the younger Covered Person reaches their Exercise Age birthday, and the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday.

We set the Exercise Age for your Contract on the rider effective date and once your Exercise Age is set we cannot change it. The current Exercise Age is age 60. If you add the Income Protector to your Contract in the future, you will be subject to the current Exercise Age that is applicable at that time. In the future, the minimum Exercise Age we intend to offer is age 50 and the maximum Exercise Age we intend to offer is age 85. This means that if you add the Income Protector to you Contract in the future, we could require you to wait until age 85 to start Lifetime Plus Payments.

If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we will send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any of this benefit’s advantages. If your Contract Value reduces to zero for any reason other than a withdrawal while this benefit is in effect and before Lifetime Plus Payments have begun, on the next available Benefit Date where all Covered Persons are within the age restrictions for exercising this benefit, we will begin making annual payments to you of your annual maximum Lifetime Plus Payment.

NOTE: If you add the Income Protector to your Contract when the older Covered Person is age 80, then we will extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Annual Increase.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero; from that point on you will receive the maximum Lifetime Plus Payment you are entitled to at the same payment frequency you were receiving before your Contract Value was reduced to zero. You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit ends or you request another change.

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under the Income Protector. We base your initial annual maximum Lifetime Plus Payment on the Benefit Base (see “Benefit Base” later in this section) multiplied by the current age-based payment percentage of the younger Covered Person as set out in the Annual Maximum Lifetime Plus Payment Table (see “Lifetime Plus Payment Overview” earlier in this section). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment would be less than $100, this benefit ends and Lifetime Plus Payments will not be available to you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Your annual maximum Lifetime Plus Payment will only decrease if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments that when added to any other withdrawals during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. An Excess Withdrawal includes any applicable withdrawal charge.

For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you choose to take $1,000 annually. Within a Benefit Year, you can withdraw up to an additional $1,000 and we would consider that amount to be an additional actual Lifetime Plus Payment. If you withdraw an additional $1,200, we would consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.

An Excess Withdrawal will reduce next year’s annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. The reduction is proportionate based on the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions set in section 8, Access to Your Money (you cannot take less than $500 and the Contract Value after the withdrawal must be at least $2,000). This means that you cannot take an Excess Withdrawal of less than your entire Contract Value if your Contract Value is already less than $2,000. Also, if at the end of the Business Day that we process your withdrawal request, an Excess Withdrawal would reduce your Contract Value to less than $2,000, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends. In addition, we review how each Excess Withdrawal taken during the current Benefit Year would hypothetically reduce your current annual maximum Lifetime Plus Payment. On the Business Day you take an Excess Withdrawal, if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person as of the previous Benefit Anniversary is  less than $100, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) and any Excess Withdrawal proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue until the deaths of all Covered Persons.

NOTE FOR QUALIFIED CONTRACTS:  If we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.

•
If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

NOTE: You will be required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, we guarantee you will receive the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS

On each Benefit Anniversary before the older Covered Person’s 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary, or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

•
If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or withdrawals), we will automatically increase next year’s annual maximum Lifetime Plus Payment if the Contract Value at the end of the Business Day before the current Benefit Anniversary, is greater than the Contract Value at the end of the Business Day before the previous Benefit Anniversary (or the Benefit Date, in the case of the first Benefit Anniversary). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.

•
You are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the younger Covered Person, multiplied by the Contract Value at the end of the previous Business Day, results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If you take less than the annual maximum Lifetime Plus Payment you are entitled to, an automatic annual increase to your annual maximum payment may not increase the actual payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus Payment of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, or on or after the Business Day your Contract Value is reduced to zero.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

LIFETIME PLUS PAYMENT EXAMPLES

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You select the Income Protector with single Lifetime Plus Payments. You are the only Owner and are also the sole Covered Person. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fee or the contract maintenance or rider charge. For these examples, assume that your Annual Maximum Lifetime Plus Payment Table is as follows:

Age band of the Covered Person	Annual maximum Lifetime Plus Payment percentage
65 - 79	4%
80+	5%

•
On the Benefit Date, you are age 77, your Contract Value is $100,000, and your Benefit Base is $105,000.You choose to receive annual payments of your entire annual maximum Lifetime Plus Payment. Your initial annual maximum (and annual actual) Lifetime Plus Payment is $4,200 ($105,000 x 4%).

	Age	Benefit Base	Contract Value	Annual payment percentage	Annual maximum/actual Lifetime Plus Payment
Benefit Date	77	$105,000	$100,000	4%	$4,200
First Benefit Anniversary	78	$107,100	$102,000	4%	$4,284
Second Benefit Anniversary	79	$107,100	$ 98,000	4%	$4,284
Third Benefit Anniversary	80	$100,000	$100,000	5%	$5,000

•
On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 – $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to the annual maximum/actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284). We also apply this 2% increase to the Benefit Base ($105,000 x 1.02 = $107,100), which will increase the amount of the daily rider charge we calculate at the end of day on the first Benefit Anniversary and every day after that.

•
On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your annual maximum/actual payment or the Benefit Base at this time, which means the amount of your daily rider charge also will not increase.

•
On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 – $98,000) / $98,000 = 2.04%. We then apply a 2.04% annual payment increase to the annual maximum/actual Lifetime Plus Payment ($4,284 x 1.0204 = $4,371). However, you also crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual maximum payment ($4,371) to the result of your current annual payment percentage multiplied by the current Contract Value (5% x $100,000 = $5,000). Because the annual maximum Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the increase in Contract Value, we will increase you annual maximum/actual Lifetime Plus Payment to $5,000 and we reset your Benefit Base to equal the $100,000 Contract Value. This will also reduce the amount of the daily rider charge we calculate at the end of day on the third Benefit Anniversary and every day after that.

Example of the Effect of an Excess Withdrawal on the Lifetime Plus Payment

•
On the third Benefit Anniversary you decide to take an annual actual Lifetime Plus Payment of $3,000. During the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000.

•
We determine how much of this withdrawal is an Excess Withdrawal by taking amount withdrawn ($8,820) and subtracting the result of the difference between the annual maximum payment ($5,000) and annual actual payment ($3,000), which is: $8,820 – ($5,000 – $3,000) = $6,820. So, $6,820 of the withdrawal is an Excess Withdrawal that is subject to a withdrawal charge, and the remainder of the withdrawal ($8,820 – $6,820 = $2,000) is treated as a Lifetime Plus Payment and is not subject to a withdrawal charge. This portion of the withdrawal that is treated as a payment reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the withdrawal/payment is $98,000 – $2,000 = $96,000.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
The total amount of the Excess Withdrawal also includes the withdrawal charge. If the withdrawal charge is 3%, the total Excess Withdrawal is: $6,820 / (1 – 0.03) = $6,820 / 0.97 = $7,030.93. The Excess Withdrawal also reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the Excess Withdrawal is $96,000 – $7,030.93 = $88,969.07. As a percentage of Contract Value, the total Excess Withdrawal (including the withdrawal charge) represents 7.32% of Contract Value ($7,030.93 / $96,000 = 7.32%).

•
We also reduce the current Benefit Base proportionately by the percentage of Contract Value withdrawn as an Excess Withdrawal, which is $100,000 – ($100,000 x 7.32%) = $100,000 – $7,320 = $92,680. This reduction in the Benefit Base will also reduce the amount of the daily rider charge we calculate at the end of day we process the withdrawal and on every day after that. We also review how this Excess Withdrawal would hypothetically reduce your current annual maximum Lifetime Plus Payment. The new Benefit based multiplied by the current annual payment percentage is $92,680 x 5% = $4,634, which is greater than the $100 minimum required amount for Lifetime Plus Payments. Because the minimum payment amount is met, we will not require you take an Excess Withdrawal of the entire remaining Contract Value at this time.

•
On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 7.32% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $5,000 – (7.32% x $5,000) = $5,000 – $366.19 = $4,633.81. We already reduced your Benefit Base for the Excess Withdrawal, so this change the annual maximum Lifetime Play Payment will not affect the rider charge.

THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment under the Income Protector on a percentage of the Benefit Base, which is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the Annual Increase Percentage applied to Purchase Payments for a guaranteed number of years. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you can take. We also assess the rider charge for the Income Protector against the Benefit Base.

Beginning on the rider effective date, and on each Business Day until the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value, or the Annual Increase. In addition, on the Benefit Date, if your Contract Value at the end of the previous Business Day is greater than the Benefit Base, we will increase your Benefit Base to equal this Contract Value.

On and after the Benefit Date, your Benefit Base will only change if you receive an automatic annual payment increase to your annual maximum Lifetime Plus Payment or you take an Excess Withdrawal. Changes in the Benefit Base will also change the amount of the rider charge that we calculate each day. An Excess Withdrawal will reduce your Benefit Base proportionately by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process your withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the Business Day before a Benefit Anniversary as follows.

•
If you have taken your annual maximum Lifetime Plus Payment during the previous Benefit Year and we increased next year’s annual maximum Lifetime Plus Payment because your Contract Value at the end of the Business Day before the current Benefit Anniversary increased, we increase your Benefit Base by the same percentage. For example, if we increased your annual maximum Lifetime Plus Payment by 5%, we will also increase your Benefit Base by 5%.

•
We will also change your Benefit Base to equal the Contract Value at the end of the Business Day before the current Benefit Anniversary, if the age-based payment percentage for the current age of the younger Covered Person multiplied by this Contract Value results in a higher annual maximum Lifetime Plus Payment. This change may increase or decrease your Benefit Base.

Automatic annual payment increases are only available before the older Covered Person’s 91st birthday.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

THE QUARTERLY ANNIVERSARY VALUE

The Quarterly Anniversary Value is one of the values we use to determine the Benefit Base under the Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

Any withdrawals and/or Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

Example of the Quarterly Anniversary Value Calculation

This example shows how we calculate the Quarterly Anniversary Value under the Income Protector.

•
You purchase a Contract with the Income Protector and make an initial Purchase Payment of $100,000. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fee or the contract maintenance or rider charge.

	Contract Value	Quarterly Anniversary Value
On the Issue Date	$100,000	$100,000
1st Quarterly Anniversary	$ 98,000	$100,000
2nd Quarterly Anniversary	$102,000	$102,000
3rd Quarterly Anniversary	$104,000	$104,000
1st Contract Anniversary	$103,000	$104,000
End of 1st Quarter, 2nd Contract Year	$106,000	$106,000

•	On the Issue Date, the Quarterly Anniversary Value is equal to the Purchase Payment received on the Issue Date ($100,000).

•
On the first Quarterly Anniversary, the Contract Value had decreased to $98,000, which is less than the current Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was not increased.

•
On the second Quarterly Anniversary, the Contract Value had increased to $102,000, which is greater than the current Quarterly Anniversary Value ($100,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.

•
On the third Quarterly Anniversary, the Contract Value had increased to $104,000, which is greater than the current Quarterly Anniversary Value ($102,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.

•
At the first Contract Anniversary, the Contract Value had decreased to $103,000, which is less than the current Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was not increased.

•
On the fifth Quarterly Anniversary, the Contract Value had increased to $106,000, which is greater than the current Quarterly Anniversary Value ($104,000), so the Quarterly Anniversary Value was increased to equal the Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Example of the Effect of a Partial Withdrawal on the Quarterly Anniversary Value

•
Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $103,000.

We adjust the Quarterly Anniversary Value for the partial withdrawal as follows:

The current Quarterly Anniversary Value$104,000.00

Reduced proportionately by the percentage of Contract Value

withdrawn ($9,000 / $103,000) = 0.08738 x $104,000 =- 9,087.52

The Quarterly Anniversary Value after the partial withdrawal$ 94,912.48

•	This Quarterly Anniversary Value will remain in effect until at least the next Quarterly Anniversary unless you take another partial withdrawal.

•
All withdrawals will reduce the Quarterly Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge). Withdrawals include amounts taken under the free withdrawal privilege, Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for the contract maintenance or rider charge.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is completely excluded from the parts of this value that are based on Purchase Payments.

THE ANNUAL INCREASE

The Annual Increase is one of the values we use to determine the Benefit Base under the Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

On each Quarterly Anniversary during the Guarantee Years, we will apply a simple interest increase of one-fourth of the Annual Increase Percentage to the Purchase Payments (or the Contract Value on the rider effective date, if applicable). In addition, during the period that we calculate the Annual Increase we also automatically reset it to equal the Contract Value if the Contract Value is greater than the Annual Increase on the Quarterly Anniversary. Resets will occur during the entire period that we calculate the Annual Increase and not just during the Guarantee Years that you receive the simple interest increase.

We set the number of Guarantee Years for your Contract on the rider effective date and once this number is set we cannot change it. The current number of Guarantee Years for the Income Protector (05.10) is 20 years. If you add the Income Protector to your Contract in the future, you will be subject to the current number of Guarantee Years that are applicable at that time. The minimum number of Guarantee Years we intend to offer in the future is five and the maximum is 20.

If the rider effective date is the Issue Date, both the Annual Increase and the Increase Base on the rider effective date are equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, both the Annual Increase and the Increase Base on the rider effective date are equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase both the Annual Increase and the Increase Base by the amount of any additional Purchase Payments received that day, and we reduce both the Annual Increase and the Increase Base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Quarterly Anniversary on or before the maximum rider anniversary, the Annual Increase is equal to the following:

a + (b x (c – d))

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Where:

a =	The Annual Increase at the end of the previous Business Day;

b =	The Annual Increase Percentage we set on the rider effective date divided by four;

c =	The Increase Base at the end of the previous Business Day; and

d =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected the Income Protector at issue, then we exclude from “d” any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment. We determine the percentage of Contract Value at the end of the current Business Day.

The maximum rider anniversary is the Quarterly Anniversary that occurs on the number of Guarantee Years after the rider effective date. For example, assume the Issue Date is June 1, 2009, the rider effective date is September 1, 2009 and the number of Guarantee Years is 20 years. The maximum rider anniversary would be September 1, 2029.

We set the Annual Increase Percentage for your Contract on the rider effective date and once this number is set we cannot change it. The current Annual Increase Percentage is 8%, and the current quarterly simple interest increase is 2%. If you add the Income Protector to your Contract in the future, you will be subject to the current Annual Increase Percentage and quarterly simple interest increase that are applicable at that time. The minimum Annual Increase Percentage we intend to offer in the future is 4% and the maximum is 10%, and the minimum quarterly simple interest increase is 1% and the maximum is 2.5%.

Next, we compare this Annual Increase to the Contract Value at the end of the previous Business Day. If this Contract Value is greater than the Annual Increase, we will reset both the Annual Increase and the Increase Base to equal this Contract Value.

Any withdrawals and/or Partial Annuitizations may reduce the Annual Increase and the Increase Base by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Annual Increase, we will deduct more than the amount withdrawn and/or annuitized from the Annual Increase. Likewise, if at the time of withdrawal and/or annuitization the Contract Value is less than the Increase Base, we will deduct more than the amount withdrawn and/or annuitized from the Increase Base.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is completely excluded from the parts of this value that are based on Purchase Payments.

EXAMPLE OF THE ANNUAL INCREASE

You purchase a Contract with the Income Protector. For this example, assume that your Annual Increase Percentage is 6% and the number of Guarantee Years is 12. You make an initial Purchase Payment of $100,000 on the Issue Date. You make a second Purchase Payment of $10,000 during the third quarter of the first Contract Year. Because you selected this benefit at issue, each rider anniversary will occur on a Contract Anniversary. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fee or the contract maintenance or rider charge.

Quarterly Anniversary	Contract Value	Increase Base	Quarterly Increase	Annual Increase/ Benefit Base*
Rider effective date	$100,000	$100,000		$100,000
1st Quarterly Anniversary	$ 98,327	$100,000	$1,500	$101,500
2nd Quarterly Anniversary	$102,864	$100,000	$1,500	$103,000
During the 3rd Quarter		$110,000		$113,000
3rd Quarterly Anniversary	$113,732	$110,000	$1,500	$114,500
4th Quarterly Anniversary/ 1st Rider Anniversary	$115,362	$110,000	$1,650	$116,150
5th Quarterly Anniversary	$127,451	$127,451		$127,451
6th Quarterly Anniversary	$ 92,983	$127,451	$1,912	$129,363

*	Because the table only shows calculations during the Guarantee Years, the Benefit Base will always be equal to the Annual Increase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•	On the rider effective date, both the Annual Increase and the Increase Base are equal to the Purchase Payment received on the Issue Date ($100,000).

•
On the first Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:  (1.5% x $100,000) + $100,000 = $1,500 + $100,000 = $101,500. The Contract Value on this anniversary is $98,327, which is less than the Annual Increase so there is no reset.

•
On the second Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:  (1.5% x $100,000) + $101,500 = $1,500 + $101,500= $103,000. The Contract Value on this anniversary is $102,864, which is less than the Annual Increase so there is no reset.

•
During the third quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the Increase Base ($100,000 + $10,000 = $110,000) and the Annual Increase ($103,000 + $10,000 = $113,000).

•
On the third Quarterly Anniversary, we apply the simple interest increase to the Increase Base. The simple interest increase is the Increase Base minus the Purchase Payment we received during the last quarter multiplied by 1.5%, or 1.5% x ($110,000 – $10,000) = $1,500. We then add the simple interest increase to the Annual Increase, which is: $1,500 + $113,000 = $114,500. The Contract Value on this anniversary is $113,732, which is less than the Annual Increase so there is no reset.

•
On the fourth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is: (1.5% x $110,000) + $114,500 = $1,650 + $114,500= $116,150. The Contract Value on this anniversary is $115,362, which is less than the Annual Increase so there is no reset.

•
On the fifth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is: (1.5% x $110,000) + $116,150 = $1,650 + $116,150= $117,800. However, the Contract Value on this anniversary is $127,451, which is greater than the Annual Increase, so we reset both the Annual Increase and the Increase Base to equal the Contract Value of $127,451.

•
On the sixth Quarterly Anniversary, we apply the simple interest increase to the Increase Base and add it to the Annual Increase, which is:  (1.5% x $127,451) + $127,451 = $1,912 + $127,451 = $129,363. The Contract Value on this anniversary is $92,983, which is less than the Annual Increase so there is no reset.

•
Assuming there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 12th rider anniversary (which is the 48th Quarterly Anniversary), the Annual Increase would receive an additional 42 quarterly simple interest increases of $1,912 each. On the 12th Contract Anniversary, the Annual Increase would receive its last quarterly simple interest increase, and would be $209,667.

•
On each subsequent Quarterly Anniversary, the Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the Annual Increase, but the Annual Increase receives no more 1.5% quarterly simple interest increases.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with the Income Protector while the benefit is in effect. When you select the Income Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under the Income Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select the Income Protector, we will restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We currently require you to allocate 100% of your total Contract Value to the Group C Investment Options. If you add the Income Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these restrictions before we will add the benefit to your Contract. If you add the Income Protector to your Contract in the future, you will be subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options. If we offer more than one Investment Option group in the future, we will not move Investment Options between the groups after the rider effective date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We may add or remove Investment Options to or from your Contract after the rider effective date. We will secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we will send written notice regarding the closing or substitution 30 days before the effective date.

In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the Business Day immediately before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. Transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we will reject your change.

These Investment Option allocation and transfer restrictions end when your benefit ends.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN THE INCOME PROTECTOR ENDS

Before the Benefit Date, the Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).

•	The date of death of all Covered Persons.

•	The older Covered Person’s 91st birthday.

•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

On and after the Benefit Date, the Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date). This option is only available while your Contract Value is positive.

•	The Business Day you take an Excess Withdrawal of the entire Contract Value.

•
The Business Day you take an Excess Withdrawal if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person on the previous Benefit Anniversary is less than $100.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	On the Benefit Date if the initial annual maximum Lifetime Plus Payment would be less than $100.

•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.

•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.

•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.

•
For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this rider ends on the date of death of the Covered Person.

•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and your benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	When the Contract ends.

11.c OTHER OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY DEATH BENEFIT

The Maximum Anniversary Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries during the Accumulation Phase. The Maximum Anniversary Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses – Mortality and Expense Risk (M&E) Charge. The Maximum Anniversary Death Benefit requires selection of either the Investment Protector or Income Protector.

The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. Once you select the Maximum Anniversary Death Benefit, you cannot cancel it. Check with your registered representative regarding availability of the Maximum Anniversary Death Benefit and be sure to discuss whether this benefit is appropriate for your situation.

Under the Maximum Anniversary Death Benefit, the amount of the death benefit will be the greater of 1 or 2, determined as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option.

1.	The Contract Value. If your Contract includes the Investment Protector or the Income Protector, we will deduct the final rider charge from the Contract Value before making this determination.

2.	The Maximum Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Maximum Anniversary Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Maximum Anniversary Value and Contract Value are both zero.

•	When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR: On the Benefit Date that you begin receiving Lifetime Plus Payments and until the rider termination date:

•
the Maximum Anniversary Value under the Maximum Anniversary Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge), for each Lifetime Plus Payment and Excess Withdrawal;

•
the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment and any Excess Withdrawal (including any withdrawal charge), and the deduction of the rider charge; and

•	the additional M&E charge associated with the Maximum Anniversary Death Benefit will continue as long as the Maximum Anniversary Death Benefit value is greater than zero.

Calculating the Maximum Anniversary Value Under the Maximum Anniversary Death Benefit

The Maximum Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Maximum Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Maximum Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Contract Anniversary before the end date, the Maximum Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Maximum Anniversary Value in the same way that we do on each Business Day other than a Contract Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Maximum Anniversary Value will not change once we receive the required information from any one Beneficiary.

Any withdrawals (including Lifetime Plus Payments and any Excess Withdrawals) and/or Partial Annuitizations may reduce the Maximum Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Maximum Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Maximum Anniversary Value.

Examples of the Maximum Anniversary Value Calculations

This example shows how we calculate the Maximum Anniversary Value under the Maximum Anniversary Death Benefit.

•
You purchase a Contract with the Maximum Anniversary Death Benefit and make an initial Purchase Payment of $100,000. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable transfer fee or the contract maintenance or rider charge.

	Contract Value	Maximum Anniversary Value
On the Issue Date	$100,000	$100,000
1st Contract Anniversary	$ 98,000	$100,000
2nd Contract Anniversary	$102,000	$102,000

•	On the Issue Date, the Maximum Anniversary Value is equal to the Purchase Payment received on the Issue Date ($100,000).

•	On the first Contract Anniversary, the Contract Value had decreased to $98,000, which is less than the current Maximum Anniversary Value ($100,000), so the Maximum Anniversary Value was not increased.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•
On the second Contract Anniversary, the Contract Value had increased to $102,000, which is greater than the current Maximum Anniversary Value ($100,000), so the Maximum Anniversary Value was increased to equal the Contract Value.

Example of the Effect of a Partial Withdrawal on the Maximum Anniversary Value

•
Continuing the assumptions from the previous example, except that you take a partial withdrawal (including the withdrawal charge) of $9,000 in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $99,000.

We adjust the Maximum Anniversary Value for the partial withdrawal as follows:
The current Maximum Anniversary Value …………………………………………………	$100,000
Reduced proportionately by the percentage of Contract Value withdrawn ($9,000 / $99,000) = 0.09091 x $100,000 = ……………………………………………	- 9,091
The Maximum Anniversary Value after the partial withdrawal ………………………………	$ 90,909

•	This Maximum Anniversary Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.

•
All withdrawals will reduce the Maximum Anniversary Value in exactly the same manner, which is proportionately based on the percentage of Contract Value withdrawn (including any withdrawal charge). Withdrawals include amounts taken under the free withdrawal privilege, Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for the contract maintenance or rider charge.

BONUS OPTION

The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options will at least offset the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. These charges are discussed in the Fee Tables and section 6, Expenses. The Bonus Option ends when your Contract ends. Once you select the Bonus Option, you cannot cancel it. The Bonus Option is not available if you select either the Short Withdrawal Charge Option or the No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

The bonus may be more than offset by the additional charges associated with the Bonus Option. Check with your registered representative regarding availability of the Bonus Option and be sure to discuss whether this benefit is appropriate for your situation.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

We will credit the bonus to your Contract subject to the following terms.

1)
We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.

2)	All gains and losses attributable to the bonus are part of your Contract Value.

3)	If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you will forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges will have been assessed against the Contract Value (which includes the bonus), that you will receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

SHORT WITHDRAWAL CHARGE OPTION

The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years. The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses. The Short Withdrawal Charge Option ends when the Accumulation Phase ends. Once you select the Short Withdrawal Charge Option, you cannot cancel it. The Short Withdrawal Charge Option is not available if you select either the Bonus Option or No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

Because the Short Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh complete years following our receipt of your Purchase Payment. Check with your registered representative regarding the availability of the Short Withdrawal Charge Option and be sure to discuss whether this option is appropriate for your situation.

NO WITHDRAWAL CHARGE OPTION

You can eliminate the withdrawal charge under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge and requires a higher initial Purchase Payment ($25,000 rather than $10,000). The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses.

The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. If you select the No Withdrawal Charge Option, you must also select either the Investment Protector or the Income Protector. If your Contract includes the No Withdrawal Charge Option, you can only remove the additional required benefit if:  a) we increase the rider charge on a Quarterly Anniversary; b) if you select single Lifetime Plus Payments under the Income Protector, the sole Covered Person dies and your spouse continues the Contract; or c) you can simultaneously replace the Income Protector with the Investment Protector, or vice versa, as discussed in section 11, Selection of Optional Benefits. The No Withdrawal Charge Option ends when the Accumulation Phase ends.

Once you select the No Withdrawal Charge Option, you cannot cancel it. Because the No Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to withdraw a Purchase Payment during the first four years after we receive it. Also, because the No Withdrawal Charge Option requires you to select an additional optional benefit, it may not be appropriate if you do not intend to exercise this additional required benefit. Check with your registered representative regarding the availability of the No Withdrawal Charge Option, and to discuss whether this option is appropriate for your situation.

12.	OTHER INFORMATION

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423. We offer fixed and variable annuities, individual and group life insurance, and long-term care insurance. We are licensed to do direct business in six states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations of the Separate Account are not generalized obligations of Allianz Life of New York. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These payments typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their registered representatives and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to registered representatives;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars for their registered representatives;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

•	the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;

•	the organizational “fit” between the broker/dealer firm and the type of wholesaling and marketing force we operate;

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

•	whether the broker/dealer firm’s operational, IT, and support services structure and requirements are compatible with our method of operation;

•	whether the broker/dealer firm’s product mix is oriented toward our core markets;

•	whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;

•	the potential return on investment of investing in a particular firm’s system;

•	our potential ability to obtain a significant level of the market share in the broker/dealer firm’s distribution channel;

•	the broker/dealer firm’s registered representative and customer profiles; and

•	the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records,

•	processing and mailing of account statements and other mailings to Owners, and

•	routine customer service including:

–	responding to Owner correspondence and inquiries,

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total) and

–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in the Statement of Additional Information.

13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life of New York……………………………………...............	2
Experts……………………………………………………………..……	2
Legal Opinions…………………………………………………..……..	2
Distributor…………………………………………………..…………...	2
Reduction or Elimination of the Withdrawal Charge……..…………	3
Federal Tax Status…………………………………………….……....	3
General……………………………………………………………...	4
Diversification………………………………………………....…...	4
Owner Control……………………………………………………...	5
Contracts Owned by Non-Individuals…………………….....…..	5
Income Tax Withholding…………………………………..….......	5
Required Distributions……………………………………..………	5
Qualified Contracts………………………………………………...	6
Annuity Provisions……………………………………………………..	7
Annuity Units/Calculating Annuity Payments……………….…..	7
Mortality and Expense Risk Guarantee……………………………..	8
Financial Statements…………………………………………………..	8
Appendix – Condensed Financial Information……………………...	9

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

14.	PRIVACY AND SECURITY STATEMENT

2010

Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

Allianz Life® of NY does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies, except to administer or service your policy.

Information about you that Allianz Life of NY collects

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.

•	From others, through the process of handling a claim. This may include information from medical or accident reports.

•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.

•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.

•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

Information about you that Allianz Life of NY shares

Allianz Life of NY does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address and policy information, as follows:

•	With affiliates and other third parties in order to administer or service your policy.

•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.

•	With medical professionals in order to process your claim.

•	With a state Department of Insurance in order to examine our records or business practices.

•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.

•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

Allianz Life of NY policies and practices regarding security of your information

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our website is secure. We use state of the art technology to protect the information that may be shared over these sites.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Your ability to access and correct your information

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call our administrative office at 800-729-9743, or write us at the following address.

Allianz Life Insurance Company of New York
Home Office: New York, NY

Administrative Office
PO Box 1431
Minneapolis, MN 55440-1431

M40018-NY (3/2010)

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Growth Fund	.75	.25	–	.20	.04	1.24
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.13	–	1.23
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.10	–	1.15
AZL International Index Fund	.35	.25	–	.31	–	.91
AZL Mid Cap Index Fund	.25	.25	–	.16	.01	.67
AZL Money Market Fund	.35	.25	–	.09	–	.69
AZL S&P 500 Index Fund – Class 1(1)	.17	–	–	.12	–	.29
AZL S&P 500 Index Fund – Class 2.17		.25	–	.12	–	.54
AZL Small Cap Stock Index Fund	.26	.25	–	.16	–	.67
BlackRock Global Allocation V.I. Fund – Class 3.65		.25	–	.09	.02	1.01
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.13	.02	1.15
AZL Columbia Small Cap Value Fund – Class 1(1)	.90	–	–	.25	–	1.15
AZL Columbia Small Cap Value Fund – Class 2.90		.25	–	.25	–	1.40
DAVIS
AZL Davis NY Venture Fund – Class 1(1)	.75	–	–	.11	.01	.87
AZL Davis NY Venture Fund – Class 2.75		.25	–	.11	.01	1.12
Davis VA Financial Portfolio	.55	–	–	.15	–	.70
DREYFUS
AZL Dreyfus Equity Growth Fund	.78	.25	–	.09	–	1.12
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.75	.25	–	.10	.01	1.11
FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund	.75	.25	–	.12	–	1.12
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.25	.05	1.25
Franklin High Income Securites Fund – Class 2.56		.25	–	.07	–	.88
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.12	.70	1.07
Franklin U.S. Government Fund – Class 2.49		.25	–	.04	–	.78
Mutual Global Discovery Securities Fund – Class 2.80		.25	–	.26	–	1.31
Mutual Shares Securities Fund – Class 2.60		.25	–	.18	–	1.03
Templeton Global Bond Securities Fund – Class 2.47		.25	–	.07	–	.79
Templeton Growth Securities Fund – Class 2.75		.25	–	.04	–	1.04
GATEWAY
AZL Gateway Fund(3)	.80	.25	–	.20	–	1.25
INVESCO
AZL Invesco International Equity Fund	.90	.25	–	.17	.02	1.34
AZL Van Kampen Equity and Income Fund	.75	.25	–	.13	.01	1.14
AZL Van Kampen Growth and Income Fund	.76	.25	–	.12	.01	1.14
J.P. MORGAN
AZL JPMorgan U.S. Equity Fund – Class 1(1)	.80	–	–	.15	–	.95
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.15	–	1.20

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix A

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.10	–	1.10
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.25	–	1.40
AZL Morgan Stanley International Equity Fund	.95	.25	–	.13	–	1.33
AZL Morgan Stanley Mid Cap Growth Fund	.81	.25	–	.11	.01	1.18
PIMCO
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.69	1.265
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class(2)	.74	–	.15	.09	.13	1.11
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class(2)	.85	–	.15	.01	–	1.01
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	.54	.44	2.08
PIMCO VIT High Yield Portfolio – Admin. Class(2)	.60	–	.15	.01	–	.76
PIMCO VIT Real Return Portfolio – Admin. Class(2)	.50	–	.15	.07	–	.72
PIMCO VIT Total Return Portfolio – Admin. Class(2)	.50	–	.15	.09	–	.74
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.31	–	1.79
TURNER
AZL Turner Quantitative Small Cap Growth Fund	.85	.25	–	.14	–	1.24

(1)	Not currently available.

(2)	“Other Expenses” reflect interest expense.

(3)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Balanced Index Strategy Fund	.05	–	.15	.20	.63	.83
AZL Fusion Balanced Fund	.20	–	.05	.25	.93	1.18
AZL Fusion Conservative Fund	.20	–	.20	.40	.83	1.23
AZL Fusion Growth Fund	.20	–	.05	.25	1.03	1.28
AZL Fusion Moderate Fund	.20	–	.05	.25	.97	1.22
AZL Growth Index Strategy Fund	.05	–	.15	.20	.61	.81

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix A

APPENDIX B – CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C may be found in the Statement of Additional Information.

Accumulation Unit value (AUV) information corresponding to the highest and lowest combination of M&E charges for the Contract offered by this prospectus as of the end of the most recent calendar year is listed in the tables below. A separate rider charge may also apply to your Contract if you select the Investment Protector or Income Protector, which is not reflected in the table below. See the Fee Tables for further information regarding the rider charge. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information. The Statement of Additional Information is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

* Key to Benefit Option	M&E Charge
Allianz Vision New York – Base Contract	1.40%
Allianz Vision New York – Contract with the Bonus Option and the Quarterly Value Death Benefit	2.20%

The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Gateway Fund and AZL Mid Cap Index Fund.

(Number of Accumulation Units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
1.40%	12/31/2009	N/A	10.035	28	2.20%	12/31/2009	N/A	10.019	31
AZL BlackRock Capital Appreciation Fund
1.40%	12/31/2007	N/A	13.110	4	2.20%	12/31/2007	N/A	12.741	6
	12/31/2008	13.110	8.225	14		12/31/2008	12.741	7.930	1
	12/31/2009	8.225	10.987	72		12/31/2009	7.930	10.508	7
AZL Columbia Mid Cap Value Fund
1.40%	12/31/2007	N/A	10.319	1	2.20%	12/31/2007	N/A	10.139	0
	12/31/2008	10.319	4.869	12		12/31/2008	10.139	4.746	1
	12/31/2009	4.869	6.352	12		12/31/2009	4.746	6.142	2
AZL Columbia Small Cap Value Fund
1.40%	12/31/2007	N/A	12.439	0	2.20%	12/31/2007	N/A	11.957	0
	12/31/2008	12.439	8.330	1		12/31/2008	11.957	7.943	2
	12/31/2009	8.330	10.243	0		12/31/2009	7.943	9.689	2
AZL Davis NY Venture Fund
1.40%	12/31/2007	N/A	13.555	6	2.20%	12/31/2007	N/A	12.677	1
	12/31/2008	13.555	7.952	26		12/31/2008	12.677	7.378	4
	12/31/2009	7.952	10.338	29		12/31/2009	7.378	93515	4
AZL Dreyfus Equity Growth Fund
1.40%	12/31/2007	N/A	11.526	1	2.20%	12/31/2007	N/A	10.780	0
	12/31/2008	11.526	6.634	11		12/31/2008	10.780	6.155	3
	12/31/2009	6.634	8.816	14		12/31/2009	6.155	8.114	14
AZL Eaton Vance Large Cap Value Fund
1.40%	12/31/2007	N/A	12.386	0	2.20%	12/31/2007	N/A	11.518	0
	12/31/2008	12.386	7.794	0		12/31/2008	11.518	7.190	2
	12/31/2009	7.794	9.724	1		12/31/2009	7.190	8.900	2
AZL Franklin Small Cap Value Fund
1.40%	12/31/2007	N/A	17.485	3	2.20%	12/31/2007	N/A	16.623	0
	12/31/2008	17.485	11.426	13		12/31/2008	16.623	10.775	1
	12/31/2009	11.426	14.716	17		12/31/2009	10.755	13.768	2
AZL Franklin Templeton Founding Strategy Plus Fund
1.40%	12/31/2009	N/A	10.218	36	2.20%	12/31/2009	N/A	10.202	0

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix B

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Fusion Balanced Fund
1.40%	12/31/2007	N/A	12.121	0	2.20%	12/31/2007	N/A	11.780	10
	12/31/2008	12.121	8.672	63		12/31/2008	11.780	8.361	13
	12/31/2009	8.672	10.836	115		12/31/2009	8.361	10.364	27
AZL Fusion Conservative Fund
1.40%	12/31/2009	N/A	10.154	0	2.20%	12/31/2009	N/A	10.138	0
AZL Fusion Growth Fund
1.40%	12/31/2007	N/A	12.813	15	2.20%	12/31/2007	N/A	12.453	45
	12/31/2008	12.813	7.715	81		12/31/2008	12.453	7.438	50
	12/31/2009	7.715	10.057	65		12/31/2009	7.438	9.619	19
AZL Fusion Moderate Fund
1.40%	12/31/2007	N/A	12.396	9	2.20%	12/31/2007	N/A	12.047	11
	12/31/2008	12.396	8.219	32		12/31/2008	12.047	7.924	25
	12/31/2009	8.219	10.490	461		12/31/2009	7.924	10.033	103
AZL Growth Index Strategy Fund
1.40%	12/31/2009	N/A	10.067	56	2.20%	12/31/2009	N/A	10.051	12
AZL International Index Fund
1.40%	12/31/2009	N/A	9.761	17	2.20%	12/31/2009	N/A	9.746	1
AZL Invesco International Equity Fund
1.40%	12/31/2007	N/A	19.830	0	2.20%	12/31/2007	N/A	18.646	5
	12/31/2008	19.830	11.438	20		12/31/2008	18.646	10.668	6
	12/31/2009	11.438	15.150	52		12/31/2009	10.668	14.019	8
AZL JPMorgan U.S. Equity Fund
1.40%	12/31/2007	N/A	12.939	3	2.20%	12/31/2007	N/A	12.438	1
	12/31/2008	12.939	7.824	8		12/31/2008	12.438	7.461	3
	12/31/2009	7.824	10.316	9		12/31/2009	7.461	9.759	2
AZL MFS Investors Trust Fund
1.40%	12/31/2007	N/A	14.871	0	2.20%	12/31/2007	N/A	14.453	1
	12/31/2008	14.871	8.782	14		12/31/2008	14.453	8.467	1
	12/31/2009	8.782	13.147	18		12/31/2009	8.467	12.574	3
AZL Money Market Fund
1.40%	12/31/2007	N/A	11.125	9	2.20%	12/31/2007	N/A	10.105	49
	12/31/2008	11.125	11.238	51		12/31/2008	10.105	10.126	77
	12/31/2009	11.238	11.106	120		12/31/2009	10.126	9.927	47
AZL OCC Growth Fund
1.40%	12/31/2009	N/A	10.377	0	2.20%	12/31/2009	N/A	10.361	0
AZL OCC Opportunity Fund
1.40%	12/31/2007	N/A	16.672	0	2.20%	12/31/2007	N/A	15.676	1
	12/31/2008	16.672	8.688	1		12/31/2008	15.676	8.103	3
	12/31/2009	8.688	13.545	5		12/31/2009	8.103	12.533	2
AZL S&P 500 Index Fund
1.40%	12/31/2007	N/A	9.882	5	2.20%	12/31/2007	N/A	9.817	4
	12/31/2008	9.882	6.079	27		12/31/2008	9.817	5.991	12
	12/31/2009	6.079	7.514	83		12/31/2009	5.991	7.346	45
AZL Schroder Emerging Markets Equity Fund
1.40%	12/31/2007	N/A	13.455	10	2.20%	12/31/2007	N/A	13.221	3
	12/31/2008	13.455	6.384	43		12/31/2008	13.221	6.222	8
	12/31/2009	6.384	10.813	28		12/31/2009	6.222	10.456	5
AZL Small Cap Stock Index Fund
1.40%	12/31/2007	N/A	9.329	7	2.20%	12/31/2007	N/A	9.268	2
	12/31/2008	9.329	6.353	20		12/31/2008	9.268	6.261	3
	12/31/2009	6.353	7.821	16		12/31/2009	6.261	7.646	8
AZL Turner Quantitative Small Cap Growth Fund
1.40%	12/31/2007	N/A	12.772	0	2.20%	12/31/2007	N/A	12.413	0
	12/31/2008	12.772	7.135	2		12/31/2008	12.413	6.878	1
	12/31/2009	7.135	9.244	2		12/31/2009	6.878	8.841	1

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix B

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Van Kampen Equity and Income Fund
1.40%	12/31/2007	N/A	12.832	0	2.20%	12/31/2007	N/A	12.335	1
	12/31/2008	12.832	9.627	1		12/31/2008	12.335	9.180	8
	12/31/2009	9.627	11.662	72		12/31/2009	9.180	11.032	17
AZL Van Kampen Global Real Estate Fund
1.40%	12/31/2007	N/A	10.852	2	2.20%	12/31/2007	N/A	10.663	0
	12/31/2008	10.852	5.796	4		12/31/2008	10.663	5.650	1
	12/31/2009	5.796	8.013	15		12/31/2009	5.650	7.748	2
AZL Van Kampen Growth and Income Fund
1.40%	12/31/2007	N/A	14.291	2	2.20%	12/31/2007	N/A	13.291	0
	12/31/2008	14.291	9.462	14		12/31/2008	13.291	8.729	1
	12/31/2009	9.462	11.537	10		12/31/2009	8.729	10.558	0
AZL Van Kampen International Equity Fund
1.40%	12/31/2007	N/A	19.359	1	2.20%	12/31/2007	N/A	18.404	0
	12/31/2008	19.359	13.637	5		12/31/2008	18.404	12.861	0
	12/31/2009	13.637	16.987	14		12/31/2009	12.861	15.892	4
AZL Van Kampen Mid Cap Growth Fund
1.40%	12/31/2007	N/A	16.193	3	2.20%	12/31/2007	N/A	15.059	5
	12/31/2008	16.193	8.220	23		12/31/2008	15.059	7.583	7
	12/31/2009	8.220	12.780	32		12/31/2009	7.583	11.696	5
BlackRock Global Allocation V.I. Fund
1.40%	12/31/2008	N/A	7.919	21	2.20%	12/31/2008	N/A	7.877	1
	12/31/2009	7.919	9.443	373		12/31/2009	7.877	9.317	60
Davis VA Financial Portfolio
1.40%	12/31/2007	N/A	15.832	0	2.20%	12/31/2007	N/A	11.767	0
	12/31/2008	15.832	8.373	8		12/31/2008	11.767	6.174	0
	12/31/2009	8.373	11.657	6		12/31/2009	6.174	8.526	1
Franklin High Income Securities Fund
1.40%	12/31/2007	N/A	25.387	0	2.20%	12/31/2007	N/A	20.627	1
	12/31/2008	25.387	19.180	1		12/31/2008	20.627	15.460	2
	12/31/2009	19.180	26.989	24		12/31/2009	15.460	21.581	7
Franklin Income Securities Fund
1.40%	12/31/2007	N/A	48.490	5	2.20%	12/31/2007	N/A	39.399	1
	12/31/2008	48.490	33.635	18		12/31/2008	39.399	27.110	1
	12/31/2009	33.635	44.972	16		12/31/2009	27.110	35.960	6
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%	12/31/2007	N/A	9.246	37	2.20%	12/31/2007	N/A	9.203	68
	12/31/2008	9.246	5.847	142		12/31/2008	9.203	5.773	68
	12/31/2009	5.847	7.510	108		12/31/2009	5.773	7.356	15
Franklin U.S. Government Fund
1.40%	12/31/2007	N/A	26.205	1	2.20%	12/31/2007	N/A	21.324	0
	12/31/2008	26.205	27.800	2		12/31/2008	21.324	22.441	3
	12/31/2009	27.800	28.262	16		12/31/2009	22.441	22.632	5
Franklin Zero Coupon Fund 2010
1.40%	12/31/2007	N/A	39.978	0	2.20%	12/31/2007	N/A	32.531	0
	12/31/2008	39.978	42.376	1		12/31/2008	32.531	34.207	0
	12/31/2009	42.376	41.972	1		12/31/2009	34.207	33.611	0
Mutual Global Discovery Securities Fund
1.40%	12/31/2007	N/A	29.830	1	2.20%	12/31/2007	N/A	26.408	1
	12/31/2008	29.830	21.045	15		12/31/2008	26.408	18.481	2
	12/31/2009	21.045	25.590	16		12/31/2009	18.481	22.294	6
Mutual Shares Securities Fund
1.40%	12/31/2007	N/A	24.148	6	2.20%	12/31/2007	N/A	21.377	0
	12/31/2008	24.148	14.975	27		12/31/2008	21.377	13.151	0
	12/31/2009	14.975	18.614	31		12/31/2009	13.151	16.216	5

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix B

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT All Asset Portfolio
1.40%	12/31/2007	N/A	12.953	0	2.20%	12/31/2007	N/A	13.320	0
	12/31/2008	12.953	10.749	2		12/31/2008	13.320	10.965	0
	12/31/2009	10.749	12.886	34		12/31/2009	10.965	13.041	5
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%	12/31/2007	N/A	12.816	1	2.20%	12/31/2007	N/A	12.544	2
	12/31/2008	12.816	7.103	7		12/31/2008	12.544	6.897	6
	12/31/2009	7.103	9.913	19		12/31/2009	6.897	9.549	9
PIMCO VIT Emerging Markets Bond Portfolio
1.40%	12/31/2007	N/A	12.287	0	2.20%	12/31/2007	N/A	12.027	0
	12/31/2008	12.287	10.347	2		12/31/2008	12.027	10.047	1
	12/31/2009	10.347	13.324	46		12/31/2009	10.047	12.835	3
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%	12/31/2007	N/A	10.440	2	2.20%	12/31/2007	N/A	10.219	1
	12/31/2008	10.440	10.208	5		12/31/2008	10.219	9.912	6
	12/31/2009	10.208	11.763	15		12/31/2009	9.912	11.331	8
PIMCO VIT Global Multi-Asset Portfolio
1.40%	12/31/2009	N/A	10.011	27	2.20%	12/31/2009	N/A	9.995	0
PIMCO VIT High Yield Portfolio
1.40%	12/31/2007	N/A	14.297	0	2.20%	12/31/2007	N/A	13.346	1
	12/31/2008	14.297	10.779	1		12/31/2008	13.346	9.982	2
	12/31/2009	10.779	14.927	17		12/31/2009	9.982	13.713	4
PIMCO VIT Real Return Portfolio
1.40%	12/31/2007	N/A	12.324	0	2.20%	12/31/2007	N/A	11.822	0
	12/31/2008	12.324	11.295	10		12/31/2008	11.822	10.748	1
	12/31/2009	11.295	13.187	25		12/31/2009	10.748	12.448	10
PIMCO VIT Total Return Portfolio
1.40%	12/31/2007	N/A	14.986	0	2.20%	12/31/2007	N/A	12.923	0
	12/31/2008	14.986	15.486	25		12/31/2008	12.923	13.248	6
	12/31/2009	15.486	17.420	97		12/31/2009	13.248	14.783	26
Templeton Global Bond Securities Fund
1.40%	12/31/2007	N/A	32.376	2	2.20%	12/31/2007	N/A	26.360	1
	12/31/2008	32.376	33.906	8		12/31/2008	26.360	27.386	2
	12/31/2009	33.906	39.681	29		12/31/2009	27.386	31.795	1
Templeton Growth Securities Fund
1.40%	12/31/2007	N/A	29.538	6	2.20%	12/31/2007	N/A	25.397	2
	12/31/2008	29.538	16.799	16		12/31/2008	25.397	14.329	3
	12/31/2009	16.799	21.718	11		12/31/2009	14.329	18.376	2

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix B

APPENDIX C – RIDER CHARGE EXAMPLES

If your Contract includes the Investment Protector or the Income Protector, we will deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and the Contract Value is positive. We calculate the rider charge daily beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the Business Day before the Quarterly Anniversary, or when we deduct the final rider charge.

We calculate the daily rider charge at the end of each day that the rider charge is in effect. Under the Investment Protector, the daily rider charge is equal to the daily rider charge rate multiplied by the Target Value at the end of the current Business Day. Under the Income Protector, the daily rider charge is equal to the daily rider charge rate multiplied by the Benefit Base at the end of the current Business Day. The daily rider charge rate is the current annualized rate for your selected benefit that was effective on the previous Quarterly Anniversary divided by 365. The rider charge we assess for each quarter will be the sum of all daily rider charges we computed for the previous quarter.

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE INVESTMENT PROTECTOR

•
You purchase a Contract on January first with an initial Purchase Payment of $100,000. You select the Investment Protector at issue. For this example, assume that the benefit is subject to a current rider charge of 2.50% of the Target Value. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.

•
During the first quarter you make no additional Purchase Payments and take no withdrawals. Your Target Value during the entire first quarter is equal to the Purchase Payment received on the Issue Date ($100,000). There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Investment Protector daily rider charge on each day for the first quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….…..	0.006849%
Multiplied by the Target Value on that day ……………………………………………………………….....	x $100,000
$6.85

Therefore, the total rider charge for the Investment Protector for the first quarter is the sum of 89 days worth of daily rider charges, or $6.85 x 89 = $609.65. We would deduct $609.65 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Target Value.

If you do not make any additional Purchase Payments or take any withdrawals for the remainder of the year, your Target Value will not change. Assuming we do not exercise our right to change your rider charge on any of the Quarterly Anniversaries, we would assess charges for the remainder of the year as follows.

•	The second quarter has 91 days, so at the end of the Business Day before the second Quarterly Anniversary, we would deduct $623.35 ($6.85 x 91).

•	The third quarter has 92 days, so at the end of the Business Day before the third Quarterly Anniversary, we would deduct $630.20 ($6.85 x 92).

•	The fourth quarter also has 92 days, so at the end of the Business Day before the fourth Quarterly Anniversary (which is also the first Contract Anniversary), we would deduct $630.20.

The total Investment Protector rider charge for the first rider year would be $2,493.40. The actual rider charge that you pay for the following years will change because we calculate the charge for every day in the year. The charge may also change if your Target Value increases or decreases or we exercise our right to change your current rider charge.

NOTE: An additional Purchase Payment or withdrawal will change both the Target Value and the amount of the daily rider charge, which means the amount of your daily rider charge could change during a Contract quarter.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix C

EXAMPLE OF RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR

•
You purchase a Contract on January first with an initial Purchase Payment of $100,000. For this example, assume that the Annual Increase Percentage is 6% and the number of Guarantee Years is 12. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. During this year you do not make any additional Purchase Payments, take any withdrawals, or begin taking Lifetime Plus Payments and we do not exercise our right to change your rider charge. All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.

•
Your Annual Increase and Benefit Base during the entire first quarter are both equal to the Purchase Payment received on the Issue Date ($100,000). There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Income Protector daily rider charge on each day for the first quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….…..	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….....	x $100,000
$6.85

Therefore, the total rider charge for the Income Protector for the first quarter is the sum of 89 days worth of daily rider charges, or $6.85 x 89 = $609.65. We would deduct $609.65 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

•
On the first Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $100,000 + ($100,000 x (6% / 4)) = $101,500. Your Contract Value at the end of the previous Business Day is less than the Annual Increase, so we do not reset your Annual Increase. We will also increase your Benefit Base to equal the new Annual Increase ($101,500). There are 91 days in the second quarter.

We calculate the Income Protector daily rider charge on each day for the second quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….…..	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….....	x $101,500
$6.95

Therefore, the total rider charge for the Income Protector for the second quarter is the sum of 91 days worth of daily rider charges, or $6.95 x 91 = $632.45.

•
On the second Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $101,500 + ($100,000 x (6% / 4)) = $103,000. Your Contract Value at the end of the previous Business Day is less than the Annual Increase, so we do not reset your Annual Increase. We will also increase your Benefit Base to equal the new Annual Increase ($103,000). There are 92 days in the third quarter.

We calculate the Income Protector daily rider charge for the third quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….…..	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….....	x $103,000
$7.05

Therefore, the total rider charge for the Income Protector for the third quarter is the sum of 92 days worth of daily rider charges, or $7.05 x 92 = $648.60.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix C

•
On the third Quarterly Anniversary you receive a 6% simple interest to the Annual Increase, which is $103,000 + ($100,000 x (6% / 4)) = $104,500. Your Contract Value at the end of the previous Business Day is $109,000, which is greater than the Annual Increase, so we reset your Annual Increase to $109,000. We will also increase your Benefit Base to equal the new Annual Increase ($109,000). There are 92 days in the fourth quarter.

We calculate the Income Protector daily rider charge for the fourth quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….…..	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….....	x $109,000
$7.47

Therefore, the total rider charge for the Income Protector for the fourth quarter is the sum of 92 days worth of daily rider charges, or $7.47 x 92 = $687.24.

The total Income Protector rider charge for the first rider year would be $2,577.94. The actual rider charge that you pay for the following years will change because we calculate the charge for every day in the year. The charge may also change if your Benefit Base increases or decreases or we exercise our right to change your current rider charge.

NOTE: An additional Purchase Payment, withdrawal taken before the Benefit Date, an Excess Withdrawal, or an annual payment increase to Lifetime Plus Payments will change both the Benefit Base and the amount of the daily rider charge, which means the amount of your daily rider charge could change during a Contract quarter.

EXAMPLE OF THE EFFECT OF A WITHDRAWAL ON THE RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR

•
You purchase a Contract on January first with an initial Purchase Payment of $100,000. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. Your Benefit Base on the rider effective date is equal to the Purchase Payment received on the Issue Date ($100,000). All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.

•
On the 20th day of the first quarter you have not begun receiving Lifetime Plus Payments and you take a withdrawal of $10,100 when your Contract Value at the end of that day is $101,000. The percentage of Contract Value withdrawn is 10% ($10,100 ÷ $101,000). The withdrawal also proportionately reduces your Benefit Base as follows:  $100,000 - ($10% x $100,000) = $100,000 - $10,000 = $90,000.

•	There are 90 days in the first quarter, but we do not assess the rider charge on the rider effective date, so we will only assess a rider charge for 89 days.

We calculate the Income Protector daily rider charge each day for the first 19 days of the quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….………...	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….............	x $100,000
$6.85
We calculate the Income Protector daily rider charge each day for the next 70 days of the quarter as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………………..…..	0.006849%
Multiplied by the Benefit Base on that day ………………………………………………………………….….....	x $90,000
$6.16

Therefore, the total rider charge for the Income Protector for the first quarter is the sum of 89 days worth of daily rider charges, or ($6.85 x 19) + ($6.16 x 70) = $130.15 + $431.20 = $561.35. We would deduct $561.35 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix C

EXAMPLE OF THE EFFECT OF AN ANNUAL PAYMENT INCREASE TO LIFETIME PLUS PAYMENTS ON THE RIDER CHARGE CALCULATION UNDER THE INCOME PROTECTOR

•
You purchase a Contract on January first with an initial Purchase Payment of $100,000. You select the Income Protector with single Lifetime Plus Payments at issue. The benefit is subject to a current rider charge of 2.50% of the Benefit Base. Your Benefit Base on the rider effective date is equal to the Purchase Payment received on the Issue Date ($100,000). All valuations of the Contract Value in this example occur at the end of the previous Business Day and reflect the deduction of any applicable contract maintenance charge.

•	You begin taking the annual maximum Lifetime Plus Payment you are entitled to 15 days into the first quarter, and your Benefit Base on the Benefit Date is $100,000.

•
On the first Benefit Anniversary you receive an annual payment increase to your Lifetime Plus Payment because your Contract Value has increased to $102,000, and we also increase your Benefit Base to equal the $102,000 Contract Value.

•
During the first quarter of the second year, you do not take any Excess Withdrawals and as of the first Quarterly Anniversary of the second year, we have not exercised our right to change your rider charge. There are 90 days in the first quarter of the second year.

We calculate the Income Protector daily rider charge each day for the first 15 days of the first quarter of the second rider year as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………….………...	0.006849%
Multiplied by the Benefit Base on that day ……………………………………………………………….............	x $100,000
$6.85
We calculate the Income Protector daily rider charge each day for the next 75 days of the first quarter of the second rider year as follows:
The daily rider charge rate = 2.50% / 365 = …………………………………………………………………..…..	0.006849%
Multiplied by the Benefit Base on that day ………………………………………………………………….….....	x $102,000
$6.99

Therefore, the total rider charge for the Income Protector for the fifth quarter is the sum of 90 days worth of daily rider charges, or ($6.85 x 15) + ($6.99 x 75) = $102.75 + $524.25 = $627.00. We would deduct $627.00 from your Contract Value at the end of the Business Day before the first Quarterly Anniversary of the second Contract Year, and we would deduct it proportionately from each of your selected Investment Options. This deduction does not reduce the Benefit Base.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix C

APPENDIX D – WITHDRAWAL CHARGE EXAMPLES

All of the following examples assume you purchase a Contract with an initial Purchase Payment of $100,000, you do not select the Short Withdrawal Charge Option or the Bonus Option, and you make no additional Purchase Payments. The free withdrawal privilege for each Contract Year is 12% of your total Purchase Payments, less the total amount previously withdrawn under the free withdrawal privilege in the same Contract Year. Any unused free withdrawal privilege in one Contract Year does not carry over to the next Contract Year. This means at the beginning of each Contract Year, there would be $12,000 available under the free withdrawal privilege.

Full withdrawal when the Contract Value has declined due to a loss in your selected Investment Options:

•	You take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. You have taken no other withdrawals from the Contract.

•	There are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals
(including any withdrawal charges) = $100,000 – $0 =..……….……………………………………..	$100,000
Reduced by the amount of the free withdrawal privilege = 12% x $100,000 =…………………….	– 12,000
$88,000
Multiplied by the withdrawal charge……………………………………………………………………..	x 7.5%
$6,600

Therefore, we would withdraw $90,000 from the Contract and pay you $83,400 ($90,000 less the $6,600 withdrawal charge).

Partial withdrawal under the free withdrawal privilege followed by a full withdrawal:

•
You take a partial withdrawal of $9,000 in the second Contract Year. The total amount available under the free withdrawal privilege at this time is $12,000. The $9,000 withdrawn is not subject to a withdrawal charge, but it will reduce the Withdrawal Charge Basis on a dollar for dollar basis.

•
You take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge for the full withdrawal as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals
(including any withdrawal charge) = $100,000 – $9,000 =..……….………………………………..	$91,000
Reduced by the amount of the free withdrawal privilege = 12% x $100,000 =…………………….	– 12,000
$79,000
Multiplied by the withdrawal charge……………………………………………………………………..	x 7.5%
$5,925

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,075 ($90,000 less the $5,925 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charge are $93,075.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix D

Partial withdrawal in excess of the free withdrawal privilege followed by a full withdrawal:

•
You take a partial withdrawal of $15,000 in the second Contract Year when the withdrawal charge is 8.5%. The total amount available under the free withdrawal privilege at this time is $12,000, so $3,000 of the withdrawal is subject to a withdrawal charge and will reduce the Withdrawal Charge Basis.

We calculate the withdrawal charge for the partial withdrawal as follows:
The amount of the withdrawal that is subject to a withdrawal charge………………………………….....	$3,000
Divided by (1 minus the withdrawal charge percentage)	÷ 0.915
Total amount withdrawn	$3,279
Total withdrawal charge (amount withdrawn minus the amount requested) = $3,279 – $3,000 =	$279

Therefore, we would withdraw $15,279 from the Contract and pay you $15,000.

•
Continuing the example, assume you take a full withdrawal in the third Contract Year when the Contract Value is $90,000 and the withdrawal charge is 7.5%. At this time, there are no Purchase Payments that are beyond the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, less the free withdrawal privilege.

We calculate the withdrawal charge for the full withdrawal as follows:
The Withdrawal Charge Basis is equal to total Purchase Payments less any withdrawals
(including any withdrawal charge) = $100,000 – $15,279 =..……….………………………………	$84,721
Reduced by the amount of the free withdrawal privilege = 12% x $100,000 =…………………….	– 12,000
$72,721
Multiplied by the withdrawal charge……………………………………………………………………..	x 7.5%
$5,454

Therefore, upon the full withdrawal, we would withdraw $90,000 from the Contract and pay you $84,546 ($90,000 less the $5,454 withdrawal charge). In this example, your total distributions from the Contract after deducting the withdrawal charge are $99,546.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix D

APPENDIX E – THE TARGET DATE BENEFITS

There were two versions of these benefits: (i) the Target Date Retirement Benefit, which was available from August 31, 2007 through January 25, 2009; and (ii) the Target Date 10 Benefit, which was available from January 26, 2009 through March 31, 2009. Neither of these benefits are currently available for selection. Both benefits have an additional M&E charge and that charge is guaranteed for the life of the benefit. The two versions of these benefits are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge as indicated in the following table.

	M&E Charge(1)
	Accumulation Phase	Annuity Phase
Additional M&E Charge for Optional Benefits(2)
Target Date 10 Benefit	0.55%	NA
Target Date Retirement Benefit	0.40%	NA

(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for this optional benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

NOTE: In your Contract, the name for your target date rider may be different than the name we use here in this prospectus. If the minimum number of Contract Years to the initial Target Value Date that is shown on your Contract schedule is ten, then you have the Target Date 10 Benefit that is discussed in this prospectus; if instead the minimum is seven years, then you have the Target Date Retirement Benefit. However, in your Contract, both of these benefits use the name “Target Date Retirement Benefit Rider.”

Your Contract Value will increase and decrease depending on the performance of the underlying Investment Options you selected. Depending on market conditions, you can gain or lose value in the Investment Options, including your principal. However, the Target Date Benefits are intended to provide a level of protection for the principal you invest and during the Accumulation Phase, to lock in any past investment gains at a future point that you select (the Target Value Date). To provide this protection, we restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

The Target Date Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit endss) your Contract Value will at least equal the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten Contract Years after you selected the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest available initial date is the Contract Anniversary before the older Owner’s 91st birthday. For example, assume you purchased a Contract with the Target Date 10 Benefit with the earliest available initial Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value will be at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary.

If your Contract Value is less than this guaranteed amount on the Target Value Date and each subsequent Contract Anniversary, we will credit your Contract Value with the difference. We will allocate this amount to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.

NOTE: You have limited protection under the Target Date Benefits unless you hold the Contract until the initial Target Value Date. In addition, the Target Date Benefits do not provide any guarantee to your Contract Value before the initial Target Value Date and do not lock in any gains that occur between anniversaries.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

NOTE: Under the Target Date Benefits, you can only make additional Purchase Payments and participate in the automatic investment plan for three years after the rider effective date. In addition, the flexible rebalancing program will not be available to you during the period that one of the Target Date Benefits is part of your Contract. However, if you remove your selected Target Date Benefit from your Contract, these restrictions will no longer apply on or after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Target Date Benefit.

REMOVING A TARGET DATE BENEFIT FROM YOUR CONTRACT

You can remove your selected Target Date Benefit from your Contract at any time. However, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Benefit if you can simultaneously replace it with the Income Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of a Target Date Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of the Target Date Benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

THE TARGET VALUE DATE

We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date will occur on a Contract Anniversary. You selected the initial Target Value Date when you added the benefit to your Contract. The earliest initial Target Value Date you could have selected is ten Contract Years after the rider effective date under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner’s 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant’s 91st birthday. Additional Target Value Dates will then occur on each subsequent Contract Anniversary while your selected Target Date Benefit is in effect. If the Target Value Date does not fall on a Business Day, we will apply any associated credit to your Contract Value on the next Business Day.

On any Contract Anniversary before the older Owner’s 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value at the end of the previous Business Day. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant’s 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest Target Value Date is the Contract Anniversary before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day.

Once we apply a credit to your Contract Value under one of the Target Date Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). Also, the credit will be allocated proportionately to the Investment Options you chose, and will immediately begin to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it will also increase the total dollar amount (but not the percentage) of the M&E charge you pay. We will apply the credit to your Contract after we do any quarterly rebalancing. For tax purposes, the credit will be treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess a withdrawal charge against Purchase Payments withdrawn in the manner described in section 6, Expenses – Withdrawal Charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

NOTE: You will be required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you will no longer have a Contract Value and, therefore, you will no longer receive any Contract Value increases under your selected Target Date Benefit.

CALCULATING THE TARGET VALUE

We only calculate the Target Value while your selected Target Date Benefit is in effect.

If the rider effective date was the Issue Date, the Target Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Target Value on the rider effective date was equal to the Contract Value at the end of the previous Business Day.

On each Business Day, we increase the Target Value by the amount of any additional Purchase Payments received that day, and we reduce the Target Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary, we process any increase or decrease to the Target Value due to a Purchase Payment received that day or a Partial Annuitization or withdrawal taken that day, after we do the following calculation. On each Contract Anniversary, the Target Value is equal to the greater of its value on the immediately preceding Business Day or the Contract Value as of that Contract Anniversary.

While one of the Target Date Benefits applies to your Contract, any withdrawals taken and/or amounts applied to Partial Annuitizations may reduce the Target Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Target Value, we will deduct more than the amount withdrawn and/or annuitized from the Target Value.

Examples of the Target Value Calculations

This example shows how we calculate the Target Value under the Target Date 10 Benefit.

•
You purchased a Contract with an initial Purchase Payment of $100,000. You selected the Target Date 10 Benefit at issue and you also selected the earliest possible Target Value Date, which is the 10th Contract Anniversary. You make no additional Purchase Payments.

	Contract Value	Target Value
On the Issue Date	$100,000	$100,000
1st Contract Anniversary	$108,000	$108,000
2nd Contract Anniversary	$110,000	$110,000
3rd Contract Anniversary	$102,000	$110,000
4th Contract Anniversary	$104,000	$110,000
5th Contract Anniversary	$109,000	$110,000
6th Contract Anniversary	$115,000	$115,000
7th Contract Anniversary	$131,000	$131,000
8th Contract Anniversary	$121,000	$131,000
9th Contract Anniversary	$129,000	$131,000
10th Contract Anniversary	$137,000	$137,000
11th Contract Anniversary before a credit	$126,000	$137,000
11th Contract Anniversary after a credit	$137,000	$137,000

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

•	On the Issue Date, the Target Value was equal to the total Purchase Payment ($100,000).

•
At the first Contract Anniversary the Contract Value had increased to $108,000, which is greater than the previous Target Value ($100,000), so the Target Value was increased to equal the Contract Value. The Target Value also increased on the second Contract Anniversary because the Contract Value ($110,000) was greater than the previous Target Value ($108,000).

•
At the third Contract Anniversary, the Contract Value had decreased to $102,000, which is less than the previous Target Value ($110,000), so the Target Value was not increased. On the fourth and fifth Contract Anniversaries, the Contract Value was also less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $110,000.

•
At the sixth Contract Anniversary the Contract Value had increased to $115,000, which is greater than the previous Target Value ($110,000), so the Target Value was increased to equal the Contract Value.

•
At the seventh Contract Anniversary the Contract Value had increased to $131,000, which is greater than the previous Target Value ($115,000), so the Target Value was increased to equal the Contract Value.

•
At the eighth and ninth Contract Anniversaries, the Contract Value was less than the previous Target Value, so the Target Value was not increased and remained at the previous highest value of $131,000.

•
At the tenth Contract Anniversary the Contract Value had increased to $137,000, which is greater than the previous Target Value ($131,000), so the Target Value was increased to equal the Contract Value. The tenth Contract Anniversary is also the initial Target Value Date. Because the Contract Value on the initial Target Value Date was greater than the Target Value, there was no credit on the tenth Contract Anniversary.

•
At the eleventh Contract Anniversary, the Contract Value had decreased to $126,000, which is less than the previous Target Value ($137,000), so the Target Value was not increased. The eleventh Contract Anniversary is also the second Target Value Date. Because the Contract Value on the second Target Value Date was less than the Target Value, there was a credit of $11,000 to the Contract Value on the eleventh Contract Anniversary.

Example of the Effect of a Partial Withdrawal on the Target Value

•
Continuing the assumptions from the previous example, except that you take a partial withdrawal of $9,000 (including the withdrawal charge) in the second month of the second Contract Year when the Contract Value on the day of (but before) the partial withdrawal is $109,000.

The Target Value will be adjusted for the partial withdrawal as follows:
The previous Target Value………………………………………………………………………………………………...	$108,000.00
Reduced proportionately by the percentage of Contract Value withdrawn
($9,000 / $109,000) = 0.08257 x $108,000 =………………………………………………………………………….	– 8,917.56
The Target Value after the partial withdrawal……………………………………………………………………………	$99,082.44
•	This Target Value will remain in effect until at least the next Contract Anniversary unless you take another partial withdrawal.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  We do not count any transfers made under your Target Date Benefit’s quarterly rebalancing program against any free transfers we allow. We also waive the required minimum transfer amount for transfers made under your Target Date Benefit’s quarterly rebalancing program.

These restrictions apply only to Contracts with one of the Target Date Benefits while the benefit is part of your Contract. We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed in this section. When you selected one of these benefits you consented to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under the Target Date Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

If your Contract includes one of the Target Date Benefits, we divide your Investment Options into the following four groups.

TABLE 1: Investment Option Groups
Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)If you added the Target Date Retirement Benefit to your Contract before January 26, 2009:  AZL Fusion Growth Fund and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

Group B Investment Options
AZL Allianz AGIC Growth Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Balanced Index Strategy Fund
AZL Fusion Conservative Fund
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We determine the composition of the Investment Option groups. We will not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We will secure all necessary SEC and other governmental approvals before removing an Investment Option.  If we do, we will provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within any of the Investment Option groups, we will send written notice regarding the closing or substitution 30 days prior to the effective date of the closing or substitution.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

If your Contract includes one of the Target Date Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum % of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
28+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
24	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
23	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
22	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
21	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
20	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
19	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
18	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
17	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
16	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
15	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%
14	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%
13	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%
12	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%
11	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%
10	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%
9	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%
8	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%
7	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
6	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
5	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
4	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
3	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
2	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
1	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Initial Target Value Date and beyond	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%

*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%

We automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the Business Day immediately before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we will never reduce the percentage of Contract Value you allocated to each group, but we will rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments adjusted downward if necessary, to match the maximum allowable group allocation. Lastly, we will rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when your selected Target Date Benefit endss.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X.  The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.

Groups A and Y.  We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

Combined Groups B and X.  Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

We will allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we will instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y will not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

Your selected allocations comply with the new maximum allowable and new minimum required allocations.  If your selected allocations for Group A, and the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups will be equal to your selected allocations.

Your selected allocation for Group A complies with the new maximum allowable allocation, but your selected allocation for the combined Groups B and X exceeds the new maximum allowable allocation.  If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A will be equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we will decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

Your selected allocation for Group A exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X.  If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we will decrease the required allocation for Group A to equal the new maximum allowable allocation. We will then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation will be equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We will then apply any remaining excess allocation from Group A to Group Y.

b)
If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we will decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We will then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and X. We will then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.

NOTE: We will never reallocate more Contract Value to Group A than your selected allocation instructions specify. However, we may reallocate more Contract Value to the combined Groups B and X than your allocation instructions specify if we remove excess Contract Value from Group A.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

Rebalancing calculation within the Investment Option groups

Within the Investment Option groups, the rebalancing calculation formula is:

a x (b / c)

where:

a =	The required group allocation on the current Quarterly Anniversary.

b =	The required allocation for each Investment Option as of the Business Day immediately preceding the current Quarterly Anniversary.

c =	The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.

Because the allocation to each Investment Option must be a whole percentage, we will round your required allocation to the nearest whole percentage. The current required allocations will then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options will not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions will remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

NOTE:

•
It is possible that we may move all of your Contract Value out of one or more or your selected Investment Options due to the passage of time and/or as Contract Value as a percentage of Target Value decreases.

•
You will be notified by transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your selected Investment Option allocation after notification, you must change your allocation instructions. Your new allocation instructions are subject to the current Investment Option allocation and transfer restrictions.

•
Unless you reset the initial Target Value Date, the maximum allowable allocation of your Contract Value to Investment Options in Group A, and the maximum allowable allocation of your Contract Value to Investment Options in the combined Groups A, B and X will never increase, regardless of Contract Value performance.

•
If you allocate less than the maximum allowable amount of Contract Value to the Investment Options in the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value in these groups due to the passage of time and/or as the comparison of Contract Value as a percentage of Target Value decreases.

•	You can never allocate more than 30% of your Contract Value to Investment Option Group A, or more than 95% of your Contract Value to Investment Option in the combined Groups A, B and X.

•
We cannot require you to have less than 5% of your Contract Value in Investment Option Group A, nor can we require you to have less than 35% of your Contract Value in Investment Option in the combined Groups A, B and X.

•	Investment Option Group Y has no maximum limit on the percentage of Contract Value you can allocate to it.

•
The maximum allowable allocation for the Investment Option groups can decrease as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

EXAMPLES OF QUARTERLY REBALANCING

This example shows how we apply quarterly rebalancing under the Target Date 10 Benefit (although the example would be the same for the Target Date Benefit). We are demonstrating significant losses in your Contract Value in order to illustrate the most possible changes over a short period of time. This may not be an accurate reflection of your actual performance.

•
You purchased a Contract with an initial Purchase Payment of $100,000. You selected the Target Date 10 Benefit at issue and you selected the twelfth Contract Anniversary as your initial Target Value Date. Your initial Target Value is equal to your initial Purchase Payment of $100,000. You make no additional Purchase Payments, withdrawals, or transfers and you do not change your selected allocations after the Issue Date.

•
On the Issue Date, you have twelve complete Contract Years until the initial Target Value Date, and the Contract Value is equal to the Target Value. On the Issue Date, the maximum allowable allocation of Contract Value to the Investment Options in Group A is 30%, and to the combined Groups A, B, and X it is 95%. The minimum required allocation for Group Y is 5% of Contract Value. You choose to allocate 75% of your Contract Value to the combined Groups A, B and X (with 25% to Group A, and 50% to the combined Groups B and X) and 25% of your Contract Value to Group Y. You allocate your Contract Value to the Investment Options as follows.

	Investment Option Group	Contract Value Allocated to Each Investment Option
Investment Option 1	A	15%
Investment Option 2	A	10%
Investment Option 3	B	20%
Investment Option 4	B	15%
Investment Option 5	X	15%
Investment Option 6	Y	25%

•	During the first two Contract Years you experience the following performance.

Quarterly Anniversary	Contract Value	Target Value	Contract Value as a % of Target Value	Years until initial Target Value Date	Maximum allowed in combinedGroups A, B and X per Table 2	New maximum allowable allocation for combined Groups A, B and X	New maximum allowable allocation for Group A	Required allocation for Group A	Required allocation for combined Groups B and X	Required allocation for Group Y
Issue Date	$100,000	$100,000	100%	12	95%	95%	30%	25%	50%	25%
1st	$ 87,000	$100,000	87%	12	85%	85%	25%	25%	50%	25%
2nd	$ 93,000	$100,000	93%	12	90%	85%	25%	25%	50%	25%
3rd	$ 73,000	$100,000	73%	12	75%	80%	25%	25%	50%	25%
4th	$ 89,000	$100,000	89%	11	85%	80%	25%	25%	50%	25%
5th	$ 79,000	$100,000	79%	11	75%	75%	20%	20%	55%	25%
6th	$ 73,000	$100,000	73%	11	70%	70%	20%	20%	50%	30%

•
On the first Quarterly Anniversary, your Contract Value has declined to 87% of the Target Value ($87,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 85% (the lesser of the current maximum allowable allocation (95%), or the maximum allowable allocation from Table 2 (85%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 25% and the table would indicate the new minimum required allocation for Group Y has increased to 15%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

•
On the second Quarterly Anniversary, your Contract Value has increased to 93% of the Target Value ($93,000 / $100,000). Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 90%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (90%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.

•
On the third Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X would now decrease to 75% (the lesser of the current maximum allowable allocation (85%), or the maximum allowable allocation from Table 2 (75%)). However the maximum allowable allocation for the combined Groups A, B, and X cannot decrease by more than 15% in any twelve-month period. Because the maximum allowable allocation for the combined Groups A, B, and X was 95% on the Issue Date, the new maximum allowable allocation for the combined Groups A, B, and X is 80%. According to Table 3, the new maximum allowable allocation for Group A remains at 25% and the table would indicate the new minimum required allocation for Group Y has increased to 20%. However the actual required allocation to Group Y is equal to 100% minus the new required allocation for Group A (25%) and minus the new required allocation for Groups B and X (50%), or 25%. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.

•
On the fourth Quarterly Anniversary, your Contract Value has increased to 89% of the Target Value ($89,000 / $100,000). The fourth Quarterly Anniversary is also the first Contract Anniversary and there are now eleven complete Contract Years until the initial Target Value Date. Although the maximum allowable allocation for the combined Groups A, B and X from Table 2 has increased to 85%, the new maximum allowable allocation for Contract Value to the combined Groups A, B and X will not change at this time because it is based on the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (85%). Because there is no change in the maximum allocation for the combined Groups A, B, and X, there is no change in the new maximum allowable allocation for Group A, or the new minimum required allocation for Group Y. Because your selected allocations comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to your selected allocations.

•
On the fifth Quarterly Anniversary, your Contract Value has declined to 79% of the Target Value ($79,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 75% (the lesser of the current maximum allowable allocation (80%), or the maximum allowable allocation from Table 2 (75%)). According to Table 3, the new maximum allowable allocation for Group A has decreased to 20%, and the new minimum required allocation for Group Y has increased to 25%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has increased to 55% (the new maximum allowable allocation for the combined Groups A, B and X (75%), less the new required allocation for Group A (20%)). Because your selected allocation for Groups B and X (50%) is less than the new maximum allowable allocation (55%), we will remove the 5% excess allocation from Group A and apply it to the combined Groups B and X. The new required allocation for Groups B and X is 55%. Because we were able to apply all the excess allocation from Group A to the combined Groups B and X, the required allocation for Group Y is equal to your selected allocation. We will then rebalance your Contract Value within the Investment Options as follows.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

	Investment Option Group	Rebalancing Calculation [a x (b / c)]*	Allocation after the Quarterly Rebalancing
Investment Option 1	A	= 20% x (15% / 25%)	12%
Investment Option 2	A	= 20% x (10% / 25%)	8%
Investment Option 3	B	= 55% x (20% / 50%)	22%
Investment Option 4	B	= 55% x (15% / 50%)	17%
Investment Option 5	X	= 55% x (15% / 50%)	16%
Investment Option 6	Y	= 25% x (25% / 25%)	25%

*
“a” is the required group allocation on the current Quarterly Anniversary, “b” is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and “c” is the required group allocation as of the previous Quarterly Anniversary.

•
On the sixth Quarterly Anniversary, your Contract Value has declined to 73% of the Target Value ($73,000 / $100,000). The new maximum allowable allocation for the combined Groups A, B and X has decreased to 70% (the lesser of the current maximum allowable allocation (75%), or the maximum allowable allocation from Table 2 (70%)). According to Table 3, the new maximum allowable allocation for Group A remains at 20%, and the new minimum required allocation for Group Y increases to 30%. Because your selected allocations do not comply with the new maximum allowable and new minimum required allocations, we will rebalance your Contract Value in the Investment Options according to the following required allocations. The required allocation for the combined Groups A, B and X is 70% (the lesser of your selected allocation for the combined Groups A, B and X (75%), or the new maximum allowable allocation (70%)). The required allocation for Group A is 20% (the lesser of your selected allocation for Group A (25%), or the new maximum allowable allocation (20%)). The new maximum allowable allocation for the combined Groups B and X has decreased to 50% (the new maximum allowable allocation for the combined Groups A, B and X (70%), less the new required allocation for Group A (20%)). Because your selected allocation for the combined Groups B and X (50%) is already equal to the new maximum allowable allocation (50%), the required allocation for the combined Groups B and X is equal to your selected allocation. Instead we will remove the 5% excess allocation from Group A and apply it to Group Y. We will then rebalance your Contract Value within the Investment Options as follows.

	Investment Option Group	Rebalancing Calculation [a x (b / c)]*	Allocation after the Quarterly Rebalancing
Investment Option 1	A	= 20% x (12% / 20%)	12%
Investment Option 2	A	= 20% x (8% / 20%)	8%
Investment Option 3	B	= 50% x (22% / 55%)	20%
Investment Option 4	B	= 50% x (17% / 55%)	15%
Investment Option 5	X	= 50% x (16% / 55%)	15%
Investment Option 6	Y	= 30% x (25% / 25%)	30%

*
“a” is the required group allocation on the current Quarterly Anniversary, “b” is the required allocation for each Investment Option as of the previous Quarterly Anniversary, and “c” is the required group allocation as of the previous Quarterly Anniversary.

WHEN A TARGET DATE BENEFIT ENDS

Your Target Date Benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Target Date Benefit from the Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then your selected Target Date Benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•     When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix E

APPENDIX F – THE LIFETIME BENEFITS

There were two Lifetime Benefits. The Lifetime Plus Benefit was available from August 31, 2007 through March 31, 2009. The Lifetime Plus 8 Benefit was available from August 7, 2008 through March 31, 2009. Neither of these benefits are currently available for selection. Both of these benefits have an additional M&E charge as indicated in the following table, and that charge may increase or decrease in certain situations.

	Accumulation Phase		Annuity Phase
	Current M&E Charge(1)	Maximum M&E Charge(1)	Current and Maximum M&E Charge(1)
Additional M&E Charge for Optional Benefits(2)
Lifetime Plus Benefit (available before April 1, 2009)
Single Lifetime Plus Payments	0.70%	1.50%(3)	NA
Joint Lifetime Plus Payments	0.85%	1.65%(4)	NA
The following versions of these benefits were available from January 26, 2009 until March 31, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments	0.95%	1.60%(3)	NA
Joint Lifetime Plus Payments	1.10%	1.75%(4)	NA
The following version of this benefit was available before January 26, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments(5)	0.80%	1.60%(3)	NA
Joint Lifetime Plus Payments(6)	0.95%	1.75%(4)	NA

(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

(3)
This is the maximum charge we could impose if you remove a Covered Person, upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(4)
This is the maximum charge we could impose upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(5)	On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.

(6)	On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.

Except as specified in this appendix, the same terms and conditions apply to each of the Lifetime Benefits. Each of these benefits provides guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Benefits were designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit.

The Lifetime Plus Benefit has a higher Lifetime Plus Payment percentage than what was available under the Lifetime Plus 8 Benefit and offered the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offered the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your “Benefit Base,” your “age band payment percentage,” and whether you select single or joint Lifetime Plus Payments, as described in this appendix. Under both of these benefits we will restrict the Investment Options to which you can allocate money under your Contract.

When you selected your benefit you had to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

You can begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Once established, your annual maximum Lifetime Plus Payment may increase each year, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Payment increases are automatic and are based upon increases in your Contract Value subject to adjustments for Excess Withdrawals. Both of the Lifetime Benefits also include a Cumulative Withdrawal Benefit, which allows you to control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the “Lifetime Plus Payments – The Cumulative Withdrawal Benefit” discussion later in this appendix.

There are several important points to note about the Lifetime Benefits.

•	None of these benefits create Contract Value or guarantee the performance of any Investment Option.

•
You can remove one of the Lifetime Benefits from your Contract provided that you do so before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector.

•
Contracts with one of the Lifetime Benefits are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•
Under the Lifetime Plus Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit, you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. If you do not begin receiving Lifetime Plus Payments during this eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any advantage from your selected benefit.

NOTE: Joint Lifetime Plus Payments are not available under the Lifetime Plus 8 Benefit if there is more than a 25-year age difference between spouses.

•
Lifetime Plus Payments received before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

•
If one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59½, will be reported as a premature distribution according to the Code.

•	Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization.

–
If you stop Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract ends and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, the ability to stop Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

–
If you stop Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected ends and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected ends and we will reduce the M&E charge on that portion of the Contract.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the “Lifetime Plus Payments – Cumulative Withdrawal Benefit” discussion later in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

ASSIGNMENT OF A CONTRACT WITH ONE OF THE LIFETIME BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

NOTE REGARDING THE FLEXIBLE REBALANCING PROGRAM:  The flexible rebalancing program is not available to you while your selected Lifetime Benefit is in effect. However, if you remove your Lifetime Benefit from your Contract, you will be able to participate in the flexible rebalancing program after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Lifetime Benefit.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments or Cumulative Withdrawals until we receive other instructions.

REMOVING ONE OF THE LIFETIME BENEFITS FROM YOUR CONTRACT

You can remove your selected Lifetime Benefit from your Contract at any time before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of your selected Lifetime Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We will process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of these benefits from your Contract, we will no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we will adjust the number of Accumulation Units so that the Contract Value on the rider termination date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

Although you cannot remove either of the Lifetime Benefits from your Contract after Lifetime Plus Payments begin, you can end your selected benefit by:

•	taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (however, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or

•	requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value (if applicable).

NOTE:  If you end your selected Lifetime Benefit by taking an Excess Withdrawal or a Full Annuitization:

•	your Lifetime Plus Payments will stop,

•	the Accumulation Phase of the Contract will end,

•	the death benefit ends, and

•	if you request Annuity Payments, all annuitized portions of the Contract end as indicated in section 3, The Annuity Phase.

WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

•	jointly owned Contracts, you chose which Owner was to be the Covered Person subject to the maximum age restriction for adding one of the Lifetime Benefits to your Contract (age 80 or younger).

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•	Qualified Contracts:

–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

You cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. You can make this change only once.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. Because we are no longer offering any of the Lifetime Benefits, if you remove a joint Covered Person from your Contract we reserve the right to declare a new additional M&E charge for your selected benefit. However, we guarantee that any new additional M&E charge will not be greater than the maximum additional M&E charge for your selected benefit with single Lifetime Plus Payments that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix. If we change the M&E charge, we will adjust the number of Accumulation Units so that the Contract Value on the anniversary that we process your request will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we will not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We will compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the “Lifetime Plus Payments” discussion later in this appendix). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and Contract Value is greater, we will increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase will also apply to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there will be no change to the actual Lifetime Plus Payment you receive for the coming year and we will apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

NOTE: A person will no longer qualify as a Covered Person and will be removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS:  The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Benefit ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR JOINT OWNERS THAT SELECTED SINGLE LIFETIME PLUS PAYMENTS:  If the Joint Owners are not spouses, Lifetime Plus Payments will stop with the death of any Owner. This means that if you selected single Lifetime Plus Payments on a jointly owned Contract, Lifetime Plus Payments could stop even if the Covered Person is still alive.

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS

•	You can no longer remove your selected Lifetime Benefit from the Contract.

•	Partial Annuitizations are no longer available.

•	You can no longer make additional Purchase Payments to the Contract and the automatic investment plan will no longer be available to you.

•
The free withdrawal privilege will no longer be available to you. However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge and they will reduce the Withdrawal Charge Basis.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and will reduce the Withdrawal Charge Basis as set out in section 6, Expenses – Withdrawal Charge.

•
Any Excess Withdrawal will reduce your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. However, if you take an Excess Withdrawal of your entire remaining Contract Value, or you take an Excess Withdrawal that reduces your Lifetime Plus Payment to below the acceptable minimum, your payments will stop and your benefit will end on the Business Day you take the Excess Withdrawal.

•	The systematic withdrawal program and the dollar cost averaging program will no longer be available to you.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The additional M&E charge for the Lifetime Plus Benefit will continue until your benefit ends or the Contract Value is zero.

•
If you selected the Lifetime Plus 8 Benefit before January 26, 2009, the additional M&E charge for your benefit will decrease as indicated at the beginning of this appendix and it will continue until your benefit ends or the Contract Value is zero.

•	If you selected the Lifetime Plus 8 Benefit from January 26, 2009 until March 31, 2009, the additional M&E charge for your benefit will continue until your benefit ends or the Contract Value is zero.

•	If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit will continue as long as the death benefit value is greater than zero.

•
The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).

•	Resets of the 5% Annual Increase under the Lifetime Plus Benefit or the 8% Annual Increase under the Lifetime Plus 8 Benefit are no longer available.

•
We will no longer calculate the following values and they will all cease to exist: the Quarterly Anniversary Value under any of the Lifetime Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; and the 8% Annual Increase under the Lifetime Plus 8 Benefit. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value available under that benefit.

•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person’s 91st birthday. If we increase your annual maximum Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum additional M&E charge. This change will take effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.

•
Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization. However, stopping Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

NOTE REGARDING THE DEATH BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:

•
the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge);

•
the Traditional Death Benefit value under the Traditional Death Benefit will no longer increase because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal will reduce the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
the Quarterly Anniversary Value under the Quarterly Value Death Benefit (if applicable) will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal.

LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments will begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date will be at least 15 calendar days after your request has been received in Good Order at our Service Center. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person’s 65th birthday. Under both benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday. Therefore, under the Lifetime Plus 8 Benefit joint Lifetime Plus Payments will never be available if there is more than a 25-year age difference between spouses. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we will send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: If you added one of the Lifetime Benefits to your Contract when the older Covered Person was age 80, then we will extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the 5% Annual Increase or 8% Annual Increase (as applicable). The Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount will equal the annual actual Lifetime Plus Payment divided by the number of payments we will make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

If you exercise one of the Lifetime Benefits we will begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit we base the initial payment on the Benefit Base (for more information, see “The Benefit Base” discussion later in this appendix) and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Single Lifetime Plus Payments – age band of the Covered Person	Annual maximum Lifetime Plus Payment percentage
55 to 59	4%
60 to 69	5%
70 to 79	6%
80 or older	7%

Joint Lifetime Plus Payments – age band of the younger Covered Person	Annual maximum Lifetime Plus Payment percentage
60 to 69	5%
70 to 74	5.5%
75 to 79	6%
80 or older	7%

Under the Lifetime Plus 8 Benefit, we base the initial payment on the Benefit Base and the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Age band of the Covered Person (or younger of the Covered Persons for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 to 79	5%
80 or older	6%

Future Lifetime Plus Payments will only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see “Automatic Annual Payment Increases to the Lifetime Plus Payments” next in this appendix).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you will receive an annual increase to your Lifetime Plus Payment.

An Excess Withdrawal will reduce your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn on the next Benefit Anniversary after the withdrawal. Taking Excess Withdrawals may cause Lifetime Plus Payments to stop, and your benefit to end.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above was set on the rider effective date and will not change during the life of the benefit.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments will not be available to you and we will contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments will stop, and your benefit will end.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you will receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we will change the payment frequency on the Benefit Anniversary and the change will remain in effect until the benefit ends or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we will do one of the following.

•
If you will receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year will be equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we will deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

•
If you will not receive any more payments before the end of the calendar year, we will instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution and we will deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We will deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We will continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this appendix).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we will credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We will then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero will be taxed as a withdrawal and all subsequent Lifetime Plus Payments will be taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments will continue as follows.

•	For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.

•	For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.

•
For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments will continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable. However, if the surviving spouse elects to receive payout of the death benefit, then Lifetime Plus Payments will stop.

NOTE: You will be required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if it includes a Lifetime Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we will make payments under the default option described in section 3, The Annuity Phase. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you will instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees will not apply.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments will equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments will equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we will send you any remaining Cumulative Withdrawal Value.

The Cumulative Withdrawal Benefit

The Cumulative Withdrawal Benefit was automatically part of the Lifetime Plus Benefit and the Lifetime Plus 8 Benefit. There is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we will change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) and the change will remain in effect until you request another change or until your Contract Value is reduced to zero.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and in your death benefit value and does not reduce either value until it is withdrawn as a Cumulative Withdrawal. Your Contract Value will also continue to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you will receive any increase to your annual maximum Lifetime Plus Payment. (For more information, see the “Automatic Annual Payment Increases to the Lifetime Plus Payments” discussion that appears next in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal will reduce your Contract Value, Withdrawal Charge Basis and Cumulative Withdrawal Value on a dollar for dollar basis, and it will reduce the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal:

•	we will send you any remaining Cumulative Withdrawal Value,

•	your Cumulative Withdrawal Benefit will end,

•	you will receive your maximum Lifetime Plus Payment (actual Lifetime Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and

•	your Lifetime Plus Payments will continue as indicated in the “When a Lifetime Benefit Ends” discussion that appears later in this appendix.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit will end.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS

On each Benefit Anniversary after the Benefit Date, and before the older Covered Person’s 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals) you will automatically receive an increase to next year’s annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment will increase by 5%.

In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We will increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we will increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If your annual actual Lifetime Plus Payment is less than the annual maximum you are entitled to, an automatic annual increase to your annual maximum Lifetime Plus Payment may not increase the actual Lifetime Plus

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

Payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage will remain at 80%, but you will now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, and on or after the Business Day your Contract Value is reduced to zero.

Because we are no longer offering any of the Lifetime Benefits, if you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we reserve the right to declare a new additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). However, we guarantee that any new additional M&E charge will not be greater than the maximum additional M&E charge for your selected benefit and payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If you have not received an increase to your Lifetime Plus Payment on any of these five Benefit Anniversaries, we will not change the additional M&E charge for your selected benefit.

We will make any change to the M&E charge as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive future annual payment increases to your annual maximum Lifetime Plus Payment, but you will keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment will be equal to the annual amount that we established on the current fifth Benefit Anniversary, and it will remain fixed at this level until your benefit ends, unless you take an Excess Withdrawal. If you do not notify us of your intention to decline the increase to the additional M&E charge for your benefit during the 30-day notice period, we will assume you accept the increase and we will make the change. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

Example of the Annual Payment Increase

•
You selected the Lifetime Plus Benefit with single Lifetime Plus Payments when you were age 57 and your Contract Value was $100,000. You are the only Owner and are also the sole Covered Person. Your initial Lifetime Plus Payment percentage is 4% and your Benefit Base is $105,000. You select annual Lifetime Plus Payments. You choose to receive the annual maximum Lifetime Plus Payment as your actual payment and, therefore, there are no allocations to the Cumulative Withdrawal Benefit. Your initial annual Lifetime Plus Payment is $4,200 ($105,000 x 4%).

	Age	Contract Value	Annual Payment Percentage	Annual Maximum/Actual Lifetime Plus Payment
Benefit Date	57	$100,000	4%	$4,200
First Benefit Anniversary	58	$102,000	4%	$4,284
Second Benefit Anniversary	59	$98,000	4%	$4,284
Third Benefit Anniversary	60	$100,000	5%	$5,000

•
On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of the increase is ($102,000 – $100,000) / $100,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,200 x 1.02 = $4,284).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
On the second Benefit Anniversary the current Contract Value is less than the Contract Value on the first Benefit Anniversary so there is no annual payment increase due to an increase in the Contract Value. Also, your current annual payment percentage applied to your current Contract Value (4% x $98,000 = $3,920) does not result in a higher payment, so we do not increase your maximum Lifetime Plus Payment at this time.

•
On the third Benefit Anniversary the current Contract Value is greater than the Contract Value on the second Benefit Anniversary. The percentage of the increase is ($100,000 – $98,000) / $98,000 = 2%. We then apply a 2% annual payment increase to both the maximum and actual Lifetime Plus Payment ($4,284 x 1.02 = $4,370). However, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $100,000 = $5,000) to the current payment (which has been increased to $4,370 as a result of the growth in Contract Value during the past year). Because the Lifetime Plus Payment based on the new percentage and current Contract Value is greater than the payment based on the growth in Contract Value, we will increase the annual maximum Lifetime Plus Payment to $5,000.

Example of the Effect of the Cumulative Withdrawal Benefit

•
Continuing the example above, assume that instead of taking the annual maximum Lifetime Plus Payment as your annual actual payment, you take an annual actual Lifetime Plus Payment of $3,000 during each of the first three Benefit Years, and then you take the entire annual maximum Lifetime Plus Payment as your annual actual payment during the fourth and fifth Benefit Years.

	Age	Contract Value	Annual Payment Percentage	Annual Maximum Lifetime Plus Payment	Annual Actual Lifetime Plus Payment	Cumulative Withdrawal Value
Benefit Date	57	$100,000	4%	$4,200	$3,000	$1,200
First Benefit Anniversary	58	$103,000	4%	$4,200	$3,000	$2,400
Second Benefit Anniversary	59	$106,000	4%	$4,240	$3,000	$3,640
Third Benefit Anniversary	60	$ 99,000	5%	$4,950	$4,950	$3,640
Fourth Benefit Anniversary	61	$102,000	5%	$5,100	$5,100	$3,640

•
On the Benefit Date we pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment that you did not take to your Cumulative Withdrawal Value ($4,200 – $3,000 = $1,200).

•
On the first Benefit Anniversary the current Contract Value is greater than the Contract Value on the Benefit Date. The percentage of this increase is ($103,000 – $100,000) / $100,000 = 3%. However, because your actual Lifetime Plus Payment was less than the maximum payment during the last Benefit Year, we do not apply this increase to your maximum Lifetime Plus Payment. Also, your current annual payment percentage applied to your current Contract Value (4% x $103,000 = $4,120) does not result in a higher payment than your current maximum Lifetime Plus Payment, so we do not increase your maximum payment at this time. We pay you your actual Lifetime Plus Payment of $3,000 and apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,200 – $3,000 = $1,200) to your Cumulative Withdrawal Value, which increases that amount to $2,400.

•
On the second Benefit Anniversary the current Contract Value is greater than the Contract Value on the first Benefit Anniversary, but because you took less than the maximum Lifetime Plus Payment during the last Benefit Year, we do not apply this increase to your annual maximum payment. However, your current annual payment percentage applied to your current Contract Value (4% x $106,000 = $4,240) does result in a higher payment, so we increase your maximum Lifetime Plus Payment to this higher amount. Because you are taking less than the annual maximum payment you are entitled to, your actual Lifetime Plus Payment ($3,000) will not change. We will then apply the remaining amount of the maximum Lifetime Plus Payment which you did not take ($4,240 – $3,000 = $1,240) to your Cumulative Withdrawal Value, which increases that amount to $3,640.

•
On the third Benefit Anniversary, although your actual Lifetime Plus Payment was less than the maximum Lifetime Plus Payment during the last Benefit Year, you crossed an age band since the last Benefit Anniversary and your annual payment percentage has increased to 5%. We then compare your current annual payment percentage applied to your current Contract Value (5% x $99,000 = $4,950), to the current maximum payment ($4,240), and we increase your annual maximum Lifetime Plus Payment to this higher amount. Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $4,950. However, because you are taking your maximum Lifetime Plus Payment as your actual payment, your Cumulative Withdrawal Value will not increase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
On the fourth Benefit Anniversary the current Contract Value is greater than the Contract Value on the third Benefit Anniversary. The percentage of the increase is ($102,000 – $99,000) / $99,000 = 3.03%. Because you took your maximum Lifetime Plus Payment as your actual payment last year we apply a 3.03% increase to your annual maximum Lifetime Plus Payment ($4,950 x 1.0303 = $5,100). Because you decided to take your maximum payment as your actual payment during the next year, we will also increase your actual Lifetime Plus Payment to $5,100, but your Cumulative Withdrawal Value will not increase.

•
You can take payments from your Cumulative Withdrawal Value at any time while the Cumulative Withdrawal Benefit is in effect. If your Contract Value is reduced to zero while you are taking Lifetime Plus Payments for any reason other than an Excess Withdrawal, we will send you a Cumulative Withdrawal of your entire Cumulative Withdrawal Value and your Lifetime Plus Payments will continue as described in the discussion “When a Lifetime Benefit Ends” later in this appendix. Cumulative Withdrawals do not reduce your Lifetime Plus Payments. Your Cumulative Withdrawal Value also does not earn interest and does not increase or decrease with the performance of your selected Investment Options The Cumulative Withdrawal Value is also not available to your Beneficiaries* upon death.

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value will be available to your spouse.

Example of the Effect of an Excess Withdrawal on the Lifetime Plus Payment

	Contract Value	Annual Payment Percentage	Annual Maximum/Actual Lifetime Plus Payment	Cumulative Withdrawal Value
Third Benefit Anniversary	$ 99,000	5%	$4,950	$3,640
Fourth Benefit Anniversary	$ 91,000	5%	$4,669.86	$0

•
Continuing the previous example, assume that during the second month of the fourth Benefit Year you request a withdrawal of $8,820 at a time when the Contract Value is $98,000. First we withdraw your entire Cumulative Withdrawal Value and send you a Cumulative Withdrawal of $3,640. The Cumulative Withdrawal reduces your Contract Value on a dollar for dollar basis, so the Contract Value after the payment is $98,000 – $3,640 = $94,360.

•
The remainder of the withdrawal ($8,820 – $3,640 = $5,180) is an Excess Withdrawal. We do not reduce the Excess Withdrawal for the free withdrawal privilege because this privilege is not available once Lifetime Plus Payments have begun. The Excess Withdrawal is a partial withdrawal and is subject to a 3% withdrawal charge, which we calculate as $5,180 / (1 – 0.03) = $5,180 / 0.97 = $5,340.21. The Excess Withdrawal and the withdrawal charge also reduce the Contract Value on a dollar for dollar basis ($94,360 – $5,340.21 = $89,019.79). As a percentage of Contract Value, the Excess Withdrawal (including the withdrawal charge) represents 5.66% of Contract Value ($5,340.21 / $94,360 = 5.66%).

•
On the fourth Benefit Anniversary your Contract Value has decreased and you have not crossed an age band since the last Benefit Anniversary so your annual payment percentage has not increased. Therefore you will not receive an annual increase to your annual maximum Lifetime Plus Payment on this anniversary. However, we will reduce your annual maximum Lifetime Plus Payment for the Excess Withdrawal you took during the fourth Benefit Year. We calculate your annual maximum Lifetime Plus Payment on the fourth Benefit Anniversary as follows: the annual maximum Lifetime Plus Payment from the third Benefit Anniversary reduced by the 5.66% of Contract Value withdrawn as an Excess Withdrawal during the fourth year (including the withdrawal charge we calculated in the previous bullet point), which is $4,950 – (5.66% x $4,950) = $4,950 – $280.17 = $4,669.83. Because your actual payment is equal to the maximum Lifetime Plus Payment for the fifth year, your actual Lifetime Plus Payment also reduces to $4,669.86 and your Cumulative Withdrawal Value will remain at zero.

THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). You can access the Benefit Base only by taking Lifetime Plus Payments.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:

•	the Contract Value,

•	the Quarterly Anniversary Value,

•	for the Lifetime Plus Benefit, the 5% Annual Increase, or

•	for the Lifetime Plus 8 Benefit, the 8% Annual Increase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

NOTE:  The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you will receive.

Beginning on the Benefit Date, your Lifetime Plus Payment will only increase through the automatic annual payment increase feature (which is only available before the older Covered Person’s 91st birthday).

NOTE:  Under the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, we no longer calculate the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday or the Benefit Date. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person’s 91st birthday, these values will cease to exist and your benefit will no longer be available to you. However, if you selected the Quarterly Value Death Benefit, we will continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are not included in the portions of the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase that are based on Purchase Payments.

THE QUARTERLY ANNIVERSARY VALUE

We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value will cease to exist and Lifetime Plus Payments will no longer be available to you.

If the rider effective date was the Issue Date, the Quarterly Anniversary Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Quarterly Anniversary Value on the rider effective date was equal to the Contract Value on that date.

On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Any withdrawals taken before the Benefit Date and/or amounts applied to Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

We only calculate the 5% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or before the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 5% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not exercised the Lifetime Plus Benefit before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase will cease to exist and the Lifetime Plus Benefit will no longer be available to you.

If you selected the Lifetime Plus Benefit at issue and there are no resets to the 5% Annual Increase, then the 5% Annual Increase on the Issue Date was the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

If you select the Lifetime Plus Benefit after issue or there is a reset to the 5% Annual Increase, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

*
We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

RESETTING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

Before the older Covered Person’s 81st birthday and before you exercise the Lifetime Plus Benefit, we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary. If we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit.

If this change reduces the additional M&E charge for the Lifetime Plus Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we will increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.

If instead you “opt out” of future automatic resets, we will not increase the additional M&E charge and you will no longer receive any automatic resets, but you will keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person’s 81st birthday and before the Benefit Date, you will still be able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We will process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we will process your request on the next Business Day. When we process your manual reset request, we will change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.

If you request a manual reset of the 5% Annual Increase, we will also change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We will change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.

If there is a reset to the 5% Annual Increase we guarantee that the new additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) you selected will not be greater than the maximum additional M&E charge that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If we change the additional M&E charge we will adjust the number of Accumulation Units so that the Contract Value on the day that we increase the charge will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

NOTE: You cannot request a reset:

•	if the Contract Value is less than the 5% Annual Increase,

•	on or after the older Covered Person’s 81st birthday,

•	on or after the Benefit Date that you exercise the Lifetime Plus Benefit, or

•	on or after the Income Date that you take a Full Annuitization.

EXAMPLES OF THE 5% ANNUAL INCREASE CALCULATION UNDER THE LIFETIME PLUS BENEFIT

•
You purchased a Contract with the Lifetime Plus Benefit. You made an initial Purchase Payment of $50,000 on the Issue Date. You made a second Purchase Payment of $50,000 during the third month of the Contract, and you made a third Purchase Payment of $50,000 during the second Contract Year.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

5% Annual Increase
Issue Date	$ 50,000
Immediately after Purchase Payment in third month	$100,000
First Contract Anniversary	$105,000
Immediately after Purchase Payment in second Contract Year	$155,000
Second Contract Anniversary	$160,000
Third Contract Anniversary	$167,500
Fourth Contract Anniversary	$175,000
Fifth Contract Anniversary	$182,500
Sixth Contract Anniversary	$190,000
Seventh Contract Anniversary	$197,500
Eighth Contract Anniversary	$205,000
Ninth Contract Anniversary	$212,500
Tenth Contract Anniversary	$220,000
11th Contract Anniversary	$222,500
12th Contract Anniversary	$225,000
13th Contract Anniversary	$225,000

•	On the Issue Date the 5% Annual Increase is equal to the Purchase Payment received on the Issue Date ($50,000).

•	During the third month, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($100,000 = $50,000 + $50,000).

•
On the first Contract Anniversary, since the total Purchase Payments received within the first 90 days are $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($105,000 = $100,000 + (0.05 x $100,000)).

•	During the second Contract Year, on the Business Day we receive the additional Purchase Payment, we add that payment to the 5% Annual Increase ($155,000 = $105,000 + $50,000).

•
On the second Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $100,000, we credit 5% of $100,000 to the 5% Annual Increase ($160,000 = $155,000 + (0.05 x $100,000)).

•
On the third Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 to the 5% Annual Increase ($167,500 = $160,000 + (0.05 x $150,000)).

•
On each of the fourth through the tenth Contract Anniversaries, since the total Purchase Payments received more than one year ago and at most 11 years ago were $150,000, we credit 5% of $150,000 ($7,500 = 5% x $150,000) to the 5% Annual Increase on each of these anniversaries.

•
On the 11th Contract Anniversary, because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase, we exclude the Purchase Payments received within 90 days of the Issue Date. Therefore, since the total Purchase Payments received more than one year ago and after the first 90 days of the Issue Date were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($222,500 = $220,000 + (0.05 x $50,000)).

•
On the 12th Contract Anniversary, since the total Purchase Payments received more than one year ago and at most 11 years ago were $50,000, we credit 5% of this $50,000 to the 5% Annual Increase ($225,000 = $222,500 + (0.05 x $50,000)).

•	On the 13th and later Contract Anniversaries, since there are no Purchase Payments that were received more than one year ago and at most 11 years ago, the 5% Annual Increase remains the same.

CALCULATING THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase will cease to exist and Lifetime Plus Payments will no longer be available to you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person was age 60 or older, or the younger joint Covered Person was age 65 or older, the Increase Start Date will be the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or on the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. Quarterly Anniversary resets will occur during the entire period that we calculate the 8% Annual Increase and not just during the Increase Period.

If you selected the Lifetime Plus 8 Benefit at issue, both the 8% Annual Increase and the Increase Base on the Issue Date were equal to the Purchase Payment received on the Issue Date. If you selected the Lifetime Plus 8 Benefit after issue, both the 8% Annual Increase and the Increase Base on the rider effective date were equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the Increase Base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the Increase Base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the Increase Base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We will automatically reset the 8% Annual Increase and the Increase Base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:

a + 0.02 x (b – c)

Where:

a =	The 8% Annual Increase as of the immediately preceding Business Day;

b =	The Increase Base as of the immediately preceding Business Day; and

c =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected the Lifetime Plus 8 Benefit at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we will automatically reset both the 8% Annual Increase and the Increase Base to equal the Contract Value.

AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

Before the older Covered Person’s 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date.

If we reset the 8% Annual Increase at any time during the Contract Year, we may change the additional M&E charge for the Lifetime Plus 8 Benefit on the next Contract Anniversary. Because we are no longer offering the Lifetime Plus 8 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. However, we guarantee that any new additional M&E charge will not be greater than the maximum additional M&E charge for the Lifetime Plus 8 Benefit and your selected payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

During the period that we calculate the 8% Annual Increase, we will not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset during the previous Contract Year. We will make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we will adjust the number of Accumulation Units so that the Contract Value on the 60th day will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we will make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 8 Benefit, we will send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you will no longer receive automatic resets to the 8% Annual Increase, but you will keep all previous resets. If you do not notify us of your intention to decline the increase to the additional M&E charge for the Lifetime Plus 8 Benefit during the 30-day notice period, we will assume you have accepted the increase and we will make the change. If you do not decline the increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you continue to be eligible to receive future resets.

NOTE:  You must specifically “opt out” of future automatic resets of the 8% Annual Increase at a higher additional M&E charge otherwise we will assess the higher additional M&E charge.

EXAMPLE OF THE 8% ANNUAL INCREASE CALCULATION UNDER THE LIFETIME PLUS 8 BENEFIT

You purchased a Contract with the Lifetime Plus 8 Benefit. You made an initial Purchase Payment of $100,000 on the Issue Date. You made a second Purchase Payment of $10,000 during the eighth quarter (which occurs during the second Contract Year). You are both the sole Owner and the sole Covered Person and were age 59 on the Issue Date. During the Increase Period, we will apply 2% of simple interest to the 8% Annual Increase on a quarterly basis. The Increase Start Date is the first Contract Anniversary (the anniversary on or immediately after your 60th birthday). The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date, which is the fifth Quarterly Anniversary.

Quarterly Anniversary	Contract Value	Increase Base	2% Quarterly Increase	Automatic Reset	8% Annual Increase
Issue Date	$100,000	$100,000			$100,000
1st Quarterly Anniversary	$ 98,327	$100,000			$100,000
2nd Quarterly Anniversary	$102,864	$102,864		$102,864	$102,864
3rd Quarterly Anniversary	$101,026	$102,864			$102,864
4th Quarterly Anniversary/ 1st Contract Anniversary	$99,875	$102,864			$102,864
5th Quarterly Anniversary	$107,015	$107,015	$2,057	$107,015	$107,015
6th Quarterly Anniversary	$ 92,983	$107,015	$2,140		$109,155
7th Quarterly Anniversary	$100,517	$107,015	$2,140		$111,295
During the 8th Quarter		$117,015			$121,295
8th Quarterly Anniversary/ 2nd Contract Anniversary	$105,732	$117,015	$2,140		$123,435
9th Quarterly Anniversary	$115,638	$117,015	$2,340		$125,775
10th Quarterly Anniversary	$128,492	$128,492	$2,340	$128,492	$128,492

•	On the Issue Date, both the 8% Annual Increase and the Increase Base are equal to the Purchase Payment received on the Issue Date ($100,000).

•
On the first Quarterly Anniversary, the Increase Period has not yet begun but you are entitled to an automatic reset. However, your Contract Value on this anniversary is $98,327, which is less than the 8% Annual Increase so there is no reset at this time. NOTE: The Increase Period will not begin until the fifth Quarterly Anniversary, so you will not receive any 2% quarterly interest increases until then.

•
On the second Quarterly Anniversary, your Contract Value is $102,864, which is greater than the 8% Annual Increase of $100,000, so we reset both the 8% Annual Increase and the Increase base to equal this amount.

•	On the third Quarterly Anniversary, your Contract Value is $101,026, which is less than the 8% Annual Increase of $102,864, so there is no reset.

•
The fourth Quarterly Anniversary (which is also the first Contract Anniversary) is the Increase Start Date. However, we will not begin to apply the 2% quarterly increase until the Increase Period begins, which will be the next Quarterly Anniversary. The Contract Value on this anniversary is $99,875, which is less than the 8% Annual Increase of $102,864, so there is no reset.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•
On the fifth Quarterly Anniversary the Increase Period begins. We apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is:  (2% x $102,864) + $102,864 = $2,057 + $102,864 = $104,921. However, the Contract Value on this anniversary is $107,015, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the Increase Base to equal this amount.

•
On the sixth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is:  (2% x $107,015) + $107,015 = $2,140 + $107,015 = $109,155. The Contract Value on this anniversary is $92,983, which is less than the 8% Annual Increase so there is no reset.

•
On the seventh Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is:  (2% x $107,015) + $109,155 = $2,140 + $109,155 = $111,295. The Contract Value on this anniversary is $100,517, which is less than the 8% Annual Increase so there is no reset.

•
During the eighth quarter, on the Business Day we receive the additional Purchase Payment of $10,000 we add that payment to both the Increase Base ($107,015 + $10,000 = $117,015) and the 8% Annual Increase ($111,295 + $10,000 = $121,295).

•
On the eighth Quarterly Anniversary (which is also the second Contract Anniversary) we apply the quarterly increase to the Increase Base minus the Purchase Payment we received during the last quarter and add it to the 8% Annual Increase, which is:  2% x ($117,015 - $10,000) + $121,295 = $2,140 + $121,295 = $123,435. The Contract Value on this anniversary is $105,732, which is less than the 8% Annual Increase so there is no reset.

•
On the ninth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is:  (2% x $117,015) + $123,435 = $2,340 + $123,435 = $125,775. The Contract Value on this anniversary is $115,638, which is less than the 8% Annual Increase so there is no reset.

•
On the tenth Quarterly Anniversary we apply the quarterly increase to the Increase Base and add it to the 8% Annual Increase, which is:  (2% x $117,015) + $125,775 = $2,340 + $125,775 = $128,115. However, the Contract Value on this anniversary is $128,492, which is greater than the 8% Annual Increase, so we reset both the 8% Annual Increase and the Increase Base to equal this amount.

•
Assuming that during the remainder of the Increase Period there were no other resets, no additional Purchase Payments, and no Partial Annuitizations by the 84th Quarterly Anniversary (which is 20 years after the Increase Period began) the 8% Annual Increase would receive an additional 74 quarterly increases of (2% x $128,492)= $2,570 each. On the 84th Quarterly Anniversary the 8% Annual Increase would receive its last quarterly increase, and would be $318,672.

•
On each subsequent Quarterly Anniversary after the 20th Contract Anniversary and before the Benefit Date, the 8% Annual Increase may increase due to additional Purchase Payments, or due to resets if the Contract Value is greater than the 8% Annual Increase, but the 8% Annual Increase will not receive any more 2% quarterly simple interest increases.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A LIFETIME BENEFIT: We do not count any transfers made under the quarterly rebalancing program for the Lifetime Benefits against any free transfers we allow. We also waive the required minimum transfer amount for transfer made under the quarterly rebalancing program for one of the Lifetime Benefits.

These restrictions apply only to Contracts with one of the Lifetime Benefits while the benefit is in effect. Your Investment Option allocation instructions must always comply with these restrictions. When you selected one of these benefits, you consented to have us rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

If you selected one of the Lifetime Benefits from January 26, 2009 until March 31, 2009: We require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

If you selected one of the Lifetime Benefits before January 26, 2009:  We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We will only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.

•	You cannot have more than 25% of your total Contract Value in the Group A Investment Options.

•	You cannot have more than 70% of your total Contract Value in both Group A and Group B Investment Options.

•	We do not limit the amount of Contract Value that you can have in the Group C Investment Options.

Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)For any Lifetime Benefit added to your Contract before January 26, 2009, the following funds are included in the Group C Investment Options and are not included in the Group A Investment Options: AZL Fusion Growth Fund, Franklin Income Securities Fund, and Franklin Templeton VIP Founding Funds Allocation Fund.

Group B Investment Options
AZL Allianz AGIC Growth Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Growth Securities Fund

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

These Investment Option allocation and transfer restrictions end when your benefit ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

In addition, on each Quarterly Anniversary we will automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the Business Day immediately before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers will not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Transfers of Contract Value between the Investment Options will not change the allocation instructions for any future Purchase Payments and will not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we will reject your change.

We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We will secure all necessary SEC and other governmental approvals before removing an Investment Option. If we do, we will provide written notice regarding additions or deletions to the Investment Option groups.

NOTE REGARDING THE MINIMUM TRANSFER AMOUNT:  We waive the $1,000 minimum transfer amount for transfers made under the allocation and transfer restrictions for the Lifetime Benefits.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero will be treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment will most likely be subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN A LIFETIME BENEFIT ENDS

Before the Benefit Date, your benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Lifetime Plus Benefit from the Contract (the rider termination date).

•	The date of death of all Covered Persons.

•	The older Covered Person’s 91st birthday.

•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

On and after the Benefit Date that you begin receiving Lifetime Plus Payments, your benefit ends upon the earliest of the following.

•
The Business Day you take an Excess Withdrawal of the entire Contract Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F

•	For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.

•
For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit will end on the date of death of the Covered Person.

•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments will stop and your benefit will end as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	When the Contract ends.

APPENDIX G – THE QUARTERLY VALUE DEATH BENEFIT

The Quarterly Value Death Benefit was available from August 31, 2007 through March 7, 2010. This benefit has an additional M&E charge of 0.30% that we assess during the Accumulation Phase and that charge cannot change. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the Accumulation Unit value during the Accumulation Phase and the Annuity Unit value during the Annuity Phase. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge. We assess the additional M&E charge for the Quarterly Value Death Benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. You cannot cancel the Quarterly Value Death Benefit.

Under the Quarterly Value Death Benefit, the amount of the death benefit will be the greater of 1 or 2, determined as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option.

1.	The Contract Value. If your Contract includes the Investment Protector or the Income Protector, we will deduct the final rider charge from the Contract Value before making this determination.

2.	The Quarterly Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Quarterly Value Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.

•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE FOR CONTRACTS WITH THE INCOME PROTECTOR: On the Benefit Date that you begin receiving Lifetime Plus Payments and until the rider termination date:

•
the Quarterly Anniversary Value under the Quarterly Anniversary Value Death Benefit will decrease proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge), for each Lifetime Plus Payment and Excess Withdrawal;

•
the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge), and the deduction of the rider charge; and

•	the additional M&E charge associated with the Quarterly Value Death Benefit will continue as long as the Quarterly Anniversary Value is greater than zero.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix F & G

Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Quarterly Anniversary before the end date, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Quarterly Anniversary Value will not change once we receive the required information from any one Beneficiary.

Any withdrawals (including Lifetime Plus Payments and any Excess Withdrawals) and/or Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we will deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix G

APPENDIX H – PREVIOUS VERSIONS OF THE INVESTMENT PROTECTOR AND INCOME PROTECTOR

INVESTMENT PROTECTOR

The Investment Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes the Investment Protector (08.09), your current rider charge is 0.80% of the Target Value and the Guarantee Percentage we use to calculate the Target Value is 95%. The Investment Option Groups are as follows:

TABLE 1: Investment Option Groups for the Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL Allianz AGIC Growth Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL S&P 500 Index Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund

AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix H

INCOME PROTECTOR

The Income Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes the Income Protector (08.09), your current rider charge is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments. The Annual Maximum Lifetime Plus Payment Table for the Income Protector (08.09) is as follows:

Annual Maximum Lifetime Plus Payment Table for the Income Protector (08.09)
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 - 79	4.5%
80+	5.5%

The Exercise Age for the Income Protector (08.09) is age 65. The number of Guarantee Years is 20 and the Annual Increase Percentage is 8%. The Investment Option restriction is 100% to Group C for the Income Protector (08.09) and the Investment Options available under Group C are as follows:

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

Appendix H

GLOSSARY

This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus.

5% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus Benefit.

8% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus 8 Benefit.

Accumulation Phase – the period of time before you begin taking Annuity Payments. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Accumulation Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

Annual Increase – an amount used to determine the Benefit Base under the Income Protector.

Annual Increase Percentage – an amount used to determine the Annual Increase under the Income Protector.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

Annuity Options – the income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

Annuity Unit – the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Annuity Phase.

Base Contract – the Contract corresponding to this prospectus that does not include any optional benefits.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – a 12-month anniversary of the Benefit Date or any subsequent 12-month Benefit Anniversary.

Benefit Base – the amount we use to calculate the initial annual maximum Lifetime Plus Payment under the Income Protector or the previously available Lifetime Benefits.

Benefit Date – the date you begin receiving Lifetime Plus Payments under the Income Protector or the previously available Lifetime Benefits. This date must be the 1st or 15th of a calendar month.

Benefit Year – any period of 12 months beginning on the Benefit Date or on a subsequent Benefit Anniversary.

Bonus Option – an optional benefit that may be available for an additional charge that provides a 6% bonus on Purchase Payments we receive before the older Owner’s 81st birthday. The Bonus Option has a higher and longer withdrawal charge schedule.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

Contract Anniversary – a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010
Glossary

Contract Value – on any Business Day it is equal to the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to Annuity Payments.

Contract Year – any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments under the Income Protector or the previously available Lifetime Benefits.

Cumulative Withdrawal – if you take a withdrawal while you are receiving Lifetime Plus Payments under the previously available Lifetime Benefits, the portion of the withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal.

Cumulative Withdrawal Benefit – a benefit under the previously available Lifetime Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

Cumulative Withdrawal Value – under the previously available Lifetime Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

Excess Withdrawal – if your Contract includes the Income Protector, this is the amount of any withdrawal you take that, when added to other withdrawals taken during the Benefit Year and your annual actual Lifetime Plus Payment, is greater than your annual maximum Lifetime Plus Payment.

Exercise Age – the age at which Lifetime Plus Payments can begin under the Income Protector.

Full Annuitization – the application of the entire Contract Value to Annuity Payments.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, sent to or received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Guarantee Percentage – the percentage applied to the Rider Anniversary Value to calculate the Target Value under the Investment Protector.

Guarantee Years – the number of years that you may receive the Annual Increase Percentage under the Income Protector.

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

Income Protector – an optional benefit that may be available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals.

Increase Base – an amount used to determine the Annual Increase under the Income Protector and the 8% Annual Increase under the Lifetime Plus 8 Benefit.

Increase Period – under the previously available Lifetime Plus 8 Benefit, this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary. The Increase Period starts on the first Quarterly Anniversary after the Increase Start Date and ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or the Benefit Date.

Increase Start Date – under the previously available Lifetime Plus 8 Benefit, this is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Investment Protector – an optional benefit that may be available for an additional charge that is intended to provide a level of protection for the principal you invest and to periodically lock in any past anniversary investment gains at a future point called the Target Value Date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010
Glossary

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

Lifetime Plus Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus 8 Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus Payment – the payment we make to you under the Income Protector or the previously available Lifetime Benefits.

Maximum Anniversary Death Benefit – an optional benefit available for an additional charge that is intended to provide an increased death benefit.

Maximum Anniversary Value – a calculation used in determining the Maximum Anniversary Death Benefit.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

No Withdrawal Charge Option – an optional benefit that may be available for an additional charge that eliminates the seven-year withdrawal charge period on the Base Contract. If you select the No Withdrawal Charge Option, you must also select either the Investment Protector or the Income Protector.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.

Payee – the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

Purchase Payment – the money you put in the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – a calculation used in determining the Quarterly Value Death Benefit and the Benefit Base under the Income Protector or the previously available Lifetime Benefits.

Quarterly Value Death Benefit – an optional benefit that is no longer available that was intended to provide an increased death benefit.

Rider Anniversary Value – an amount used to determine the Target Value under the Investment Protector.

Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the Allianz Service Center. Our Service Center address and telephone number are listed in the following section. The address for sending applications for new Contracts is listed on the application.

Short Withdrawal Charge Option – an optional benefit that may be available for an additional charge that shortens the withdrawal charge period on the Base Contract from seven years to four years.

Target Value – a calculation used in determining whether your Contract will receive a credit on the Target Value Date under the Investment Protector or the previously available Target Date Benefits.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010
Glossary

Target Value Date – the date on which we may apply a credit to your Contract Value under the Investment Protector or the previously available Target Date Benefits.

The Target Date Benefits – optional benefits that are no longer available that were intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point called the Target Value Date.

Traditional Death Benefit – the death benefit provided by the Base Contract.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

FOR SERVICE OR MORE INFORMATION

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

You can contact us at:

Allianz Life Insurance Company of New York

One Chase Manhattan Plaza, 37th Floor

New York, NY 10005-1423

(800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service Center:

Allianz Life Insurance Company of New York

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the lockbox address listed on your application, which may delay processing of your application.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – September 20, 2010

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ VISIONSM NEW YORK

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C

(THE SEPARATE ACCOUNT) AND

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

(ALLIANZ LIFE OF NEW YORK, WE, US, OUR)

SEPTEMBER 20, 2010

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract prospectus, call or write us at:

Allianz Life Insurance Company of New York

One Chase Manhattan Plaza, 37th Floor

New York, NY 10005-1423

(800) 624-0197

TABLE OF CONTENTS

Allianz Life of New York……………………………………...............	2
Experts……………………………………………………………..……	2
Legal Opinions…………………………………………………..……..	2
Distributor…………………………………………………..…………...	2
Reduction or Elimination of the Withdrawal Charge……..…………	3
Federal Tax Status…………………………………………….……....	3
General……………………………………………………………...	4
Diversification………………………………………………....…...	4
Owner Control……………………………………………………...	5
Contracts Owned by Non-Individuals…………………….....…..	5
Income Tax Withholding…………………………………..….......	5
Required Distributions……………………………………..………	5
Qualified Contracts………………………………………………...	6
Annuity Provisions……………………………………………………..	7
Annuity Units/Calculating Annuity Payments……………….…..	7
Mortality and Expense Risk Guarantee……………………………..	8
Financial Statements…………………………………………………..	8
Appendix – Condensed Financial Information……………………...	9

VISNYSAI-0910

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

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ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2009 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009, included in this SAI in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2009 financial statements and supplemental schedules of Allianz Life of New York refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Statement Standards Board (FASB), as of January 1, 2009, as well as an adoption of accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to Allianz Life Financial	Aggregate Amount of Commissions Retained by Allianz Life Financial After Payments to Selling Firms
2007	$5,838,450.54	$0
2008	$7,945,634.64	$0
2009	$7,939,174.79	$0

We may fund Allianz Life Financial’s operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial’s operating and other expenses, including overhead, legal and accounting fees.

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

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As described above, Allianz Life Financial sells its Contracts primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,044 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except one are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 37 firms. These payments vary in amount. In 2009, the five firms receiving the largest payments, ranging from $327,900 to $2,595,212, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

Firm Name
1	LPL Financial Network
2	AIG Advisor Group
3	Wells Fargo
4	National Planning Holdings
5	Raymond James

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:

•	the size of the group;

•	the total amount of Purchase Payments expected to be received from the group;

•
the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);

•	the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

•	any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life of New York or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

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General

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

•	no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;

•	no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;

•	no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and

•	no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

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The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

Owner Control

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Contracts Owned by Non-Individuals

Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

Income Tax Withholding

All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	distributions which are required minimum distributions; or

•	the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract, Section 72(s) requires that:

•
if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

•	if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

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These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Qualified Contracts

The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

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Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.  For more information, see prospectus section 7, Taxes – Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

ANNUITY PROVISIONS

We base Annuity Payments upon the following:

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.

•	The adjusted Contract Value on the Income Date.

•	The Annuity Option you select.

•	The age of the Annuitant and any joint Annuitant.

•	The sex of the Annuitant and any joint Annuitant where allowed.

We guarantee fixed Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Annuity Payments, the amount of adjusted Contract Value that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.

Annuity Units/Calculating Variable Annuity Payments

The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:

•	multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3% or 4.5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

7

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE

Allianz Life of New York guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.

FINANCIAL STATEMENTS

The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 2009 included herein should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2009 are also included herein.

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

8

APPENDIX – CONDENSED FINANCIAL INFORMATION

The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are found in this SAI.

Accumulation Unit value (AUV) information corresponding to the highest and lowest M&E charges for the benefits we currently offer under this Contract are found in Appendix A to the prospectus. AUV information for other expense levels and for optional benefits that we no longer offer under this Contract are found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in this SAI.

Key to Benefit Option*		M&E Charge
VISB 1	Allianz Vision NY – Contract with the Bonus Option	1.90%
VISB 10	Allianz Vision NY – Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.85%
VISB 11	Allianz Vision NY – Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.00%
VISB 12	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.15%
VISB 13	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.30%
VISB 14	Allianz Vision NY – Contract with the Bonus Option and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.45%
VISB 2	Allianz Vision NY – Contract with the Bonus Option and the Quarterly Value Death Benefit	2.20%
VISB 3	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and Target Date Retirement Benefit; Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.60%
VISB 4	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.90%
VISB 5	Allianz Vision NY – Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the Bonus Option, Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.75%
VISB 6	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	3.05%
VISB 7	Allianz Vision NY – Contract with the Bonus Option and Target Date Retirement Benefit	2.30%
VISB 9	Allianz Vision NY – Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.70%
VISC 1	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and Target Date Retirement Benefit; Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.45%
VISC 10	Allianz Vision NY – Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.00%
VISC 11	Allianz Vision NY – Contract with the No Withdrawal Option and Target Date 10 Benefit (issued January 26, 2009 and after)	2.30%
VISC 12	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.15%

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

9

Key to Benefit Option*		M&E Charge
VISC 14	Allianz Vision NY – Contract with the No Withdrawal Charge Option (issued July 22, 2009 and after)	1.75%
VISC 15	Allianz Vision NY – Contract with the No Withdrawal Charge Option and the Quarterly Value Death Benefit (issued July 22, 2009 and after)	2.05%
VISC 2	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.75%
VISC 3	Allianz Vision NY – Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the No Withdrawal Charge Option, the Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.60%
VISC 4	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.90%
VISC 5	Allianz Vision NY – Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%
VISC 7	Allianz Vision NY – Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.55%
VISC 8	Allianz Vision NY – Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.85%
VISC 9	Allianz Vision NY – Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.70%
VISI 10	Allianz Vision NY –Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.50%
VISI 11	Allianz Vision NY – Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.35%
VISI 12	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.65%
VISI 13	Allianz Vision NY – Contract with the Target Date 10 Benefit (issued January 26, 2009 and after)	1.95%
VISI 14	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.80%
VISI 2	Allianz Vision NY – Contract with the Quarterly Value Death Benefit	1.70%
VISI 3	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and the Target Date Retirement Benefit; Contract with single Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.10%
VISI 4	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.40%
VISI 5	Allianz Vision NY – Contract with joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.25%
VISI 6	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.55%
VISI 7	Allianz Vision NY – Contract with the Target Date Retirement Benefit	1.80%

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

10

Key to Benefit Option*		M&E Charge
VISI 9	Allianz Vision NY – Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.20%
VISL 1	Allianz Vision NY – Contract with the Short Withdrawal Charge Option	1.65%
VISL 10	Allianz Vision NY – Contract with the the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.75%
VISL 11	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.60%
VISL 12	Allianz Vision NY – Contract with the the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.90%
VISL 13	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.20%
VISL 14	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.05%
VISL 2	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit	1.95%
VISL 3	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target Date Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.35%
VISL 4	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.65%
VISL 5	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.50%
VISL 6	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.80%
VISL 7	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and the Target Date Retirement Benefit	2.05%
VISL 9	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.45%

The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Gateway Fund and AZL Mid Cap Index Fund.

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

11

(Number of Accumulation Units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Balanced Index Strategy Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.025 19
VISB 10 3.00%
                      12/31/2009              N/A              10.004 1
VISB 11 2.85%
                      12/31/2009              N/A              10.007 12
VISB 12 3.15%
                      12/31/2009              N/A              10.001 8
VISB 13 3.30%
                      12/31/2009              N/A              9.998 0
VISB 14 2.45%
                      12/31/2009              N/A              10.014 15
VISB 2  2.20%
                      12/31/2009              N/A              10.019 31
VISB 3  2.60%
                      12/31/2009              N/A              10.012 28
VISB 4  2.90%
                      12/31/2009              N/A              10.006 11
VISB 5  2.75%
                      12/31/2009              N/A              10.009 15
VISB 6  3.05%
                      12/31/2009              N/A              10.003 4
VISB 7  2.30%
                      12/31/2009              N/A              10.017 23
VISB 9  2.70%
                      12/31/2009              N/A              10.010 0
VISC 1  2.45%
                      12/31/2009              N/A              10.014 2
VISC 10 3.00
                      12/31/2009              N/A              10.004 0
VISC 11 2.30%
                      12/31/2009              N/A              10.017 0
VISC 12 3.15%
                      12/31/2009              N/A              10.001 0
VISC 14 1.75%
                      12/31/2009              N/A              10.028 0
VISC 15 2.05%
                      12/31/2009              N/A              10.022 0
VISC 2  2.75%
                      12/31/2009              N/A              10.009 0
VISC 3  2.60%
                      12/31/2009              N/A              10.012 0
VISC 4  2.90%
                      12/31/2009              N/A              10.006 0
VISC 5  2.15%
                      12/31/2009              N/A              10.020 2
VISC 7  2.55%
                      12/31/2009              N/A              10.013 0
VISC 8  2.85%
                      12/31/2009              N/A              10.007 0
VISC 9  2.70%
                      12/31/2009              N/A              10.010 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 10 2.50%
                      12/31/2009              N/A              10.013 8
VISI 11 2.35%
                      12/31/2009              N/A              10.016 33
VISI 12 2.65%
                      12/31/2009              N/A              10.011 13
VISI 13 1.95%
                      12/31/2009              N/A              10.024 41
VISI 14 2.80%
                      12/31/2009              N/A              10.008 0
VISI 2  1.70%
                      12/31/2009              N/A              10.029 50
VISI 3  2.10%
                      12/31/2009              N/A              10.021 50
VISI 4  2.40%
                      12/31/2009              N/A              10.015 21
VISI 5  2.25%
                      12/31/2009              N/A              10.018 85
VISI 6  2.55%
                      12/31/2009              N/A              10.013 10
VISI 7  1.80%
                      12/31/2009              N/A              10.027 69
VISI 9  2.20%
                      12/31/2009              N/A              10.019 0
VISL 1  1.65%
                      12/31/2009              N/A              10.030 9
VISL 10 2.75%
                      12/31/2009              N/A              10.009 15
VISL 11 2.60%
                      12/31/2009              N/A              10.012 0
VISL 12 2.90%
                      12/31/2009              N/A              10.006 0
VISL 13 2.20%
                      12/31/2009              N/A              10.019 2
VISL 14 3.05%
                      12/31/2009              N/A              10.003 0
VISL 2  1.95%
                      12/31/2009              N/A              10.024 11
VISL 3  2.35%
                      12/31/2009              N/A              10.016 47
VISL 4  2.65%
                      12/31/2009              N/A              10.011 0
VISL 5  2.50%
                      12/31/2009              N/A              10.013 7
VISL 6  2.80%
                      12/31/2009              N/A              10.008 0
VISL 7  2.05%
                      12/31/2009              N/A              10.022 12
VISL 9  2.45%
                      12/31/2009              N/A              10.014 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

12

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL BlackRock Capital Appreciation Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.936 6
                      12/31/2008              12.936              8.076 10
                      12/31/2009              8.076              10.733 20
VISB 10 3.00%
                      12/31/2008              N/A              7.756 0
                      12/31/2009              7.756              10.196 6
VISB 11 2.85%
                      12/31/2008              N/A              7.798 0
                      12/31/2009              7.798              10.267 13
VISB 12 3.15%
                      12/31/2008              N/A              7.714 0
                      12/31/2009              7.714              10.124 0
VISB 13 3.30%
                      12/31/2009              N/A              10.054 0
VISB 14 2.45%
                      12/31/2009              N/A              10.460 1
VISB 2  2.20%
                      12/31/2007              N/A              12.741 0
                      12/31/2008              12.741              7.930 1
                      12/31/2009              7.930              10.508 7
VISB 3  2.60%
                      12/31/2007              N/A              12.696 0
                      12/31/2008              12.696              7.870 1
                      12/31/2009              7.870              10.387 52
VISB 4  2.90%
                      12/31/2007              N/A              12.505 0
                      12/31/2008              12.505              7.729 2
                      12/31/2009              7.729              10.170 9
VISB 5  2.75%
                      12/31/2007              N/A              12.645 0
                      12/31/2008              12.645              7.827 1
                      12/31/2009              7.827              10.315 9
VISB 6  3.05%
                      12/31/2007              N/A              12.455 0
                      12/31/2008              12.455              7.686 0
                      12/31/2009              7.686              10.099 5
VISB 7  2.30%
                      12/31/2008              N/A              7.958 0
                      12/31/2009              7.958              10.534 7
VISB 9  2.70%
                      12/31/2008              N/A              7.842 0
                      12/31/2009              7.842              10.339 1
VISC 1  2.45%
                      12/31/2008              N/A              7.914 3
                      12/31/2009              7.914              10.460 3
VISC 10 3.00
                      12/31/2008              N/A              7.756 0
                      12/31/2009              7.756              10.196 0
VISC 11 2.30%
                      12/31/2009              N/A              10.534 0
VISC 12 3.15%
                      12/31/2009              N/A              10.124 0
VISC 14 1.75%
                      12/31/2009              N/A              10.809 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              10.658 0
VISC 2  2.75%
                      12/31/2008              N/A              7.827 0
                      12/31/2009              7.827              10.315 0
VISC 3  2.60%
                      12/31/2008              N/A              7.870 0
                      12/31/2009              7.870              10.387 0
VISC 4  2.90%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              10.243 0
VISC 5  2.15%
                      12/31/2008              N/A              8.002 0
                      12/31/2009              8.002              10.609 0
VISC 7  2.55%
                      12/31/2008              N/A              7.885 0
                      12/31/2009              7.885              10.412 0
VISC 8  2.85%
                      12/31/2008              N/A              7.798 0
                      12/31/2009              7.798              10.267 0
VISC 9  2.70%
                      12/31/2008              N/A              7.842 0
                      12/31/2009              7.842              10.339 0
VISI 10 2.50%
                      12/31/2008              N/A              7.899 0
                      12/31/2009              7.899              10.436 0
VISI 11 2.35%
                      12/31/2008              N/A              7.943 0
                      12/31/2009              7.943              10.509 8
VISI 12 2.65%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              10.363 0
VISI 13 1.95%
                      12/31/2009              N/A              10.708 45
VISI 14 2.80%
                      12/31/2009              N/A              10.291 0
VISI 2  1.70%
                      12/31/2007              N/A              13.005 0
                      12/31/2008              13.005              8.135 0
                      12/31/2009              8.135              10.834 18
VISI 3  2.10%
                      12/31/2007              N/A              12.867 0
                      12/31/2008              12.867              8.016 7
                      12/31/2009              8.016              10.633 77
VISI 4  2.40%
                      12/31/2007              N/A              12.764 0
                      12/31/2008              12.764              7.929 6
                      12/31/2009              7.929              10.485 24
VISI 5  2.25%
                      12/31/2007              N/A              12.815 0
                      12/31/2008              12.815              7.972 11
                      12/31/2009              7.972              10.559 22
VISI 6  2.55%
                      12/31/2007              N/A              12.713 0
                      12/31/2008              12.713              7.885 0
                      12/31/2009              7.885              10.412 1

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

13

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              8.106 5
                      12/31/2009              8.106              10.784 53
VISI 9  2.20%
                      12/31/2008              N/A              7.930 0
                      12/31/2009              7.930              10.508 7
VISL 1  1.65%
                      12/31/2007              N/A              13.023 1
                      12/31/2008              13.023              8.150 2
                      12/31/2009              8.150              10.859 18
VISL 10 2.75%
                      12/31/2008              N/A              7.827 0
                      12/31/2009              7.827              10.315 0
VISL 11 2.60%
                      12/31/2008              N/A              7.870 0
                      12/31/2009              7.870              10.387 0
VISL 12 2.90%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              10.243 0
VISL 13 2.20%
                      12/31/2009              N/A              10.508 3
VISL 14 3.05%
                      12/31/2009              N/A              10.099 0
VISL 2  1.95%
                      12/31/2007              N/A              12.918 0
                      12/31/2008              12.918              8.061 0
                      12/31/2009              8.061              10.708 5
VISL 3  2.35%
                      12/31/2007              N/A              12.781 0
                      12/31/2008              12.781              7.943 1
                      12/31/2009              7.943              10.509 14
VISL 4  2.65%
                      12/31/2007              N/A              12.679 0
                      12/31/2008              12.679              7.856 0
                      12/31/2009              7.856              10.363 0
VISL 5  2.50%
                      12/31/2007              N/A              12.730 0
                      12/31/2008              12.730              7.899 2
                      12/31/2009              7.899              10.436 6
VISL 6  2.80%
                      12/31/2007              N/A              12.628 0
                      12/31/2008              12.628              7.813 9
                      12/31/2009              7.813              10.291 12
VISL 7  2.05%
                      12/31/2008              N/A              8.032 5
                      12/31/2009              8.032              10.658 6
VISL 9  2.45%
                      12/31/2008              N/A              7.914 0
                      12/31/2009              7.914              10.460 2
AZL Columbia Mid Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.233 0
                      12/31/2008              10.233              4.804 0
                      12/31/2009              4.804              6.236 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              4.665 0
                      12/31/2009              4.665              5.989 0
VISB 11 2.85%
                      12/31/2008              N/A              4.683 0
                      12/31/2009              4.683              6.022 0
VISB 12 3.15%
                      12/31/2008              N/A              4.646 0
                      12/31/2009              4.646              5.956 0
VISB 13 3.30%
                      12/31/2009              N/A              5.924 0
VISB 14 2.45%
                      12/31/2009              N/A              6.111 2
VISB 2  2.20%
                      12/31/2007              N/A              10.139 0
                      12/31/2008              10.139              4.746 1
                      12/31/2009              4.746              6.142 2
VISB 3  2.60%
                      12/31/2007              N/A              10.113 0
                      12/31/2008              10.113              4.715 5
                      12/31/2009              4.715              6.078 7
VISB 4  2.90%
                      12/31/2007              N/A              10.021 0
                      12/31/2008              10.021              4.658 1
                      12/31/2009              4.658              5.986 3
VISB 5  2.75%
                      12/31/2007              N/A              10.088 0
                      12/31/2008              10.088              4.696 2
                      12/31/2009              4.696              6.044 3
VISB 6  3.05%
                      12/31/2007              N/A              9.996 0
                      12/31/2008              9.996              4.639 0
                      12/31/2009              4.639              5.953 0
VISB 7  2.30%
                      12/31/2008              N/A              4.753 0
                      12/31/2009              4.753              6.145 0
VISB 9  2.70%
                      12/31/2008              N/A              4.702 0
                      12/31/2009              4.702              6.055 0
VISC 1  2.45%
                      12/31/2008              N/A              4.734 0
                      12/31/2009              4.734              6.111 0
VISC 10 3.00%
                      12/31/2008              N/A              4.665 0
                      12/31/2009              4.665              5.989 0
VISC 11 2.30%
                      12/31/2009              N/A              6.145 1
VISC 12 3.15%
                      12/31/2009              N/A              5.956 0
VISC 14 1.75%
                      12/31/2009              N/A              6.271 0
VISC 15 2.05%
                      12/31/2009              N/A              6.202 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

14

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              4.696 0
                      12/31/2009              4.696              6.044 0
VISC 3  2.60%
                      12/31/2008              N/A              4.715 0
                      12/31/2009              4.715              6.078 0
VISC 4  2.90%
                      12/31/2008              N/A              4.677 0
                      12/31/2009              4.677              6.011 0
VISC 5  2.15%
                      12/31/2008              N/A              4.772 0
                      12/31/2009              4.772              6.179 0
VISC 7  2.55%
                      12/31/2008              N/A              4.721 0
                      12/31/2009              4.721              6.089 0
VISC 8  2.85%
                      12/31/2008              N/A              4.683 0
                      12/31/2009              4.683              6.022 0
VISC 9  2.70%
                      12/31/2008              N/A              4.702 0
                      12/31/2009              4.702              6.055 0
VISI 10 2.50%
                      12/31/2008              N/A              4.727 0
                      12/31/2009              4.727              6.100 0
VISI 11 2.35%
                      12/31/2008              N/A              4.746 2
                      12/31/2009              4.746              6.134 6
VISI 12 2.65%
                      12/31/2008              N/A              4.708 0
                      12/31/2009              4.708              6.066 0
VISI 13 1.95%
                      12/31/2009              N/A              6.225 26
VISI 14 2.80%
                      12/31/2009              N/A              6.033 0
VISI 2  1.70%
                      12/31/2007              N/A              10.267 0
                      12/31/2008              10.267              4.830 0
                      12/31/2009              4.830              6.282 1
VISI 3  2.10%
                      12/31/2007              N/A              10.198 0
                      12/31/2008              10.198              4.778 13
                      12/31/2009              4.778              6.191 38
VISI 4  2.40%
                      12/31/2007              N/A              10.147 0
                      12/31/2008              10.147              4.740 11
                      12/31/2009              4.740              6.123 19
VISI 5  2.25%
                      12/31/2007              N/A              10.173 0
                      12/31/2008              10.173              4.759 2
                      12/31/2009              4.759              6.156 3
VISI 6  2.55%
                      12/31/2007              N/A              10.122 0
                      12/31/2008              10.122              4.721 0
                      12/31/2009              4.721              6.089 0
VISI 7  1.80%
                      12/31/2008              N/A              4.817 7
                      12/31/2009              4.817              6.259 25

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              4.746 0
                      12/31/2009              4.746              6.142 0
VISL 1  1.65%
                      12/31/2007              N/A              10.276 2
                      12/31/2008              10.276              4.836 5
                      12/31/2009              4.836              6.294 3
VISL 10 2.75%
                      12/31/2008              N/A              4.696 0
                      12/31/2009              4.696              6.044 0
VISL 11 2.60%
                      12/31/2008              N/A              4.715 0
                      12/31/2009              4.715              6.078 0
VISL 12 2.90%
                      12/31/2008              N/A              4.677 12
                      12/31/2009              4.677              6.011 13
VISL 13 2.20%
                      12/31/2009              N/A              6.142 3
VISL 14 3.05%
                      12/31/2009              N/A              5.953 0
VISL 2  1.95%
                      12/31/2007              N/A              10.224 0
                      12/31/2008              10.224              4.798 3
                      12/31/2009              4.798              6.225 5
VISL 3  2.35%
                      12/31/2007              N/A              10.156 0
                      12/31/2008              10.156              4.746 9
                      12/31/2009              4.746              6.134 12
VISL 4  2.65%
                      12/31/2007              N/A              10.105 0
                      12/31/2008              10.105              4.708 0
                      12/31/2009              4.708              6.066 0
VISL 5  2.50%
                      12/31/2007              N/A              10.130 0
                      12/31/2008              10.130              4.727 3
                      12/31/2009              4.727              6.100 6
VISL 6  2.80%
                      12/31/2007              N/A              10.079 0
                      12/31/2008              10.079              4.689 1
                      12/31/2009              4.689              6.033 3
VISL 7  2.05%
                      12/31/2008              N/A              4.785 1
                      12/31/2009              4.785              6.202 3
VISL 9  2.45%
                      12/31/2008              N/A              4.734 0
                      12/31/2009              4.734              6.111 2
AZL Columbia Small Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.213 0
                      12/31/2008              12.213              8.138 0
                      12/31/2009              8.138              9.956 0
VISB 10 3.00%
                      12/31/2008              N/A              7.730 0
                      12/31/2009              7.730              9.354 1

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

15

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              9.434 5
VISB 12 3.15%
                      12/31/2008              N/A              7.676 0
                      12/31/2009              7.676              9.275 0
VISB 13 3.30%
                      12/31/2009              N/A              9.197 0
VISB 14 2.45%
                      12/31/2009              N/A              9.650 0
VISB 2  2.20%
                      12/31/2007              N/A              11.957 0
                      12/31/2008              11.957              7.943 2
                      12/31/2009              7.943              9.689 2
VISB 3  2.60%
                      12/31/2007              N/A              11.903 0
                      12/31/2008              11.903              7.876 9
                      12/31/2009              7.876              9.568 2
VISB 4  2.90%
                      12/31/2007              N/A              11.654 0
                      12/31/2008              11.654              7.688 1
                      12/31/2009              7.688              9.312 1
VISB 5  2.75%
                      12/31/2007              N/A              11.838 0
                      12/31/2008              11.838              7.821 1
                      12/31/2009              7.821              9.487 2
VISB 6  3.05%
                      12/31/2007              N/A              11.591 0
                      12/31/2008              11.591              7.634 0
                      12/31/2009              7.634              9.233 0
VISB 7  2.30%
                      12/31/2008              N/A              7.987 0
                      12/31/2009              7.987              9.733 0
VISB 9  2.70%
                      12/31/2008              N/A              7.839 0
                      12/31/2009              7.839              9.514 0
VISC 1  2.45%
                      12/31/2008              N/A              7.931 0
                      12/31/2009              7.931              9.650 0
VISC 10 3.00
                      12/31/2008              N/A              7.730 0
                      12/31/2009              7.730              9.354 0
VISC 11 2.30%
                      12/31/2009              N/A              9.733 1
VISC 12 3.15%
                      12/31/2009              N/A              9.275 0
VISC 14 1.75%
                      12/31/2009              N/A              10.033 0
VISC 15 2.05%
                      12/31/2009              N/A              9.872 0
VISC 2  2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.487 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              7.876 0
                      12/31/2009              7.876              9.568 0
VISC 4  2.90%
                      12/31/2008              N/A              7.766 0
                      12/31/2009              7.766              9.407 0
VISC 5  2.15%
                      12/31/2008              N/A              8.043 0
                      12/31/2009              8.043              9.816 1
VISC 7  2.55%
                      12/31/2008              N/A              7.894 0
                      12/31/2009              7.894              9.596 0
VISC 8  2.85%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              9.434 0
VISC 9  2.70%
                      12/31/2008              N/A              7.839 0
                      12/31/2009              7.839              9.514 0
VISI 10 2.50%
                      12/31/2008              N/A              7.913 0
                      12/31/2009              7.913              9.623 1
VISI 11 2.35%
                      12/31/2008              N/A              7.968 0
                      12/31/2009              7.968              9.705 2
VISI 12 2.65%
                      12/31/2008              N/A              7.857 0
                      12/31/2009              7.857              9.541 0
VISI 13 1.95%
                      12/31/2009              N/A              9.928 17
VISI 14 2.80%
                      12/31/2009              N/A              9.460 0
VISI 2  1.70%
                      12/31/2007              N/A              12.303 0
                      12/31/2008              12.303              8.214 0
                      12/31/2009              8.214              10.070 4
VISI 3  2.10%
                      12/31/2007              N/A              12.124 0
                      12/31/2008              12.124              8.062 7
                      12/31/2009              8.062              9.844 23
VISI 4  2.40%
                      12/31/2007              N/A              11.991 0
                      12/31/2008              11.991              7.950 1
                      12/31/2009              7.950              9.678 1
VISI 5  2.25%
                      12/31/2007              N/A              12.057 0
                      12/31/2008              12.057              8.006 0
                      12/31/2009              8.006              9.760 1
VISI 6  2.55%
                      12/31/2007              N/A              11.925 0
                      12/31/2008              11.925              7.894 0
                      12/31/2009              7.894              9.596 0
VISI 7  1.80%
                      12/31/2008              N/A              8.176 4
                      12/31/2009              8.176              10.013 14

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

16

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              7.943 0
                      12/31/2009              7.943              9.689 0
VISL 1  1.65%
                      12/31/2007              N/A              12.326 0
                      12/31/2008              12.326              8.233 0
                      12/31/2009              8.233              10.098 2
VISL 10 2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.487 0
VISL 11 2.60%
                      12/31/2008              N/A              7.876 0
                      12/31/2009              7.876              9.568 0
VISL 12 2.90%
                      12/31/2008              N/A              7.766 0
                      12/31/2009              7.766              9.407 0
VISL 13 2.20%
                      12/31/2009              N/A              9.689 16
VISL 14 3.05%
                      12/31/2009              N/A              9.233 0
VISL 2  1.95%
                      12/31/2007              N/A              12.191 0
                      12/31/2008              12.191              8.119 0
                      12/31/2009              8.119              9.928 0
VISL 3  2.35%
                      12/31/2007              N/A              12.013 0
                      12/31/2008              12.013              7.968 0
                      12/31/2009              7.968              9.705 4
VISL 4  2.65%
                      12/31/2007              N/A              11.881 0
                      12/31/2008              11.881              7.857 0
                      12/31/2009              7.857              9.541 0
VISL 5  2.50%
                      12/31/2007              N/A              11.947 0
                      12/31/2008              11.947              7.913 0
                      12/31/2009              7.913              9.623 0
VISL 6  2.80%
                      12/31/2007              N/A              11.816 0
                      12/31/2008              11.816              7.802 0
                      12/31/2009              7.802              9.460 0
VISL 7  2.05%
                      12/31/2008              N/A              8.081 2
                      12/31/2009              8.081              9.872 8
VISL 9  2.45%
                      12/31/2008              N/A              7.931 0
                      12/31/2009              7.931              9.650 0
AZL Davis NY Venture Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.143 8
                      12/31/2008              13.143              7.672 11
                      12/31/2009              7.672              9.924 15
VISB 10 3.00%
                      12/31/2008              N/A              7.091 0
                      12/31/2009              7.091              9.072 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              7.167 0
                      12/31/2009              7.167              9.183 4
VISB 12 3.15%
                      12/31/2008              N/A              7.015 0
                      12/31/2009              7.015              8.962 0
VISB 13 3.30%
                      12/31/2009              N/A              8.853 0
VISB 14 2.45%
                      12/31/2009              N/A              9.488 7
VISB 2  2.20%
                      12/31/2007              N/A              12.677 1
                      12/31/2008              12.677              7.378 4
                      12/31/2009              7.378              9.515 4
VISB 3  2.60%
                      12/31/2007              N/A              12.588 0
                      12/31/2008              12.588              7.297 30
                      12/31/2009              7.297              9.373 25
VISB 4  2.90%
                      12/31/2007              N/A              12.142 0
                      12/31/2008              12.142              7.017 4
                      12/31/2009              7.017              8.986 5
VISB 5  2.75%
                      12/31/2007              N/A              12.472 0
                      12/31/2008              12.472              7.219 3
                      12/31/2009              7.219              9.259 5
VISB 6  3.05%
                      12/31/2007              N/A              12.030 0
                      12/31/2008              12.030              6.942 0
                      12/31/2009              6.942              8.877 1
VISB 7  2.30%
                      12/31/2008              N/A              7.456 9
                      12/31/2009              7.456              9.605 9
VISB 9  2.70%
                      12/31/2008              N/A              7.245 2
                      12/31/2009              7.245              9.296 2
VISC 1  2.45%
                      12/31/2008              N/A              7.376 3
                      12/31/2009              7.376              9.488 3
VISC 10 3.00
                      12/31/2008              N/A              7.091 0
                      12/31/2009              7.091              9.072 0
VISC 11 2.30%
                      12/31/2009              N/A              9.605 2
VISC 12 3.15%
                      12/31/2009              N/A              8.962 0
VISC 14 1.75%
                      12/31/2009              N/A              10.039 0
VISC 15 2.05%
                      12/31/2009              N/A              9.804 0
VISC 2  2.75%
                      12/31/2008              N/A              7.219 0
                      12/31/2009              7.219              9.259 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

17

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              7.297 0
                      12/31/2009              7.297              9.373 0
VISC 4  2.90%
                      12/31/2008              N/A              7.142 0
                      12/31/2009              7.142              9.146 0
VISC 5  2.15%
                      12/31/2008              N/A              7.536 0
                      12/31/2009              7.536              9.724 1
VISC 7  2.55%
                      12/31/2008              N/A              7.323 0
                      12/31/2009              7.323              9.411 0
VISC 8  2.85%
                      12/31/2008              N/A              7.167 0
                      12/31/2009              7.167              9.183 0
VISC 9  2.70%
                      12/31/2008              N/A              7.245 0
                      12/31/2009              7.245              9.296 0
VISI 10 2.50%
                      12/31/2008              N/A              7.349 7
                      12/31/2009              7.349              9.450 8
VISI 11 2.35%
                      12/31/2008              N/A              7.429 3
                      12/31/2009              7.429              9.566 9
VISI 12 2.65%
                      12/31/2008              N/A              7.271 0
                      12/31/2009              7.271              9.334 0
VISI 13 1.95%
                      12/31/2009              N/A              9.884 28
VISI 14 2.80%
                      12/31/2009              N/A              9.221 0
VISI 2  1.70%
                      12/31/2007              N/A              13.306 1
                      12/31/2008              13.306              7.783 6
                      12/31/2009              7.783              10.088 14
VISI 3  2.10%
                      12/31/2007              N/A              12.982 0
                      12/31/2008              12.982              7.563 29
                      12/31/2009              7.563              9.763 69
VISI 4  2.40%
                      12/31/2007              N/A              12.744 0
                      12/31/2008              12.744              7.402 14
                      12/31/2009              7.402              9.527 24
VISI 5  2.25%
                      12/31/2007              N/A              12.863 0
                      12/31/2008              12.863              7.482 3
                      12/31/2009              7.482              9.644 8
VISI 6  2.55%
                      12/31/2007              N/A              12.627 0
                      12/31/2008              12.627              7.323 0
                      12/31/2009              7.323              9.411 1
VISI 7  1.80%
                      12/31/2008              N/A              7.728 13
                      12/31/2009              7.728              10.006 54

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              7.378 0
                      12/31/2009              7.378              9.515 2
VISL 1  1.65%
                      12/31/2007              N/A              13.347 8
                      12/31/2008              13.347              7.811 14
                      12/31/2009              7.811              10.129 8
VISL 10 2.75%
                      12/31/2008              N/A              7.219 0
                      12/31/2009              7.219              9.259 2
VISL 11 2.60%
                      12/31/2008              N/A              7.297 0
                      12/31/2009              7.297              9.373 0
VISL 12 2.90%
                      12/31/2008              N/A              7.142 3
                      12/31/2009              7.142              9.146 3
VISL 13 2.20%
                      12/31/2009              N/A              9.515 4
VISL 14 3.05%
                      12/31/2009              N/A              8.877 0
VISL 2  1.95%
                      12/31/2007              N/A              13.103 0
                      12/31/2008              13.103              7.645 1
                      12/31/2009              7.645              9.884 3
VISL 3  2.35%
                      12/31/2007              N/A              12.784 0
                      12/31/2008              12.784              7.429 28
                      12/31/2009              7.429              9.566 35
VISL 4  2.65%
                      12/31/2007              N/A              12.549 0
                      12/31/2008              12.549              7.271 3
                      12/31/2009              7.271              9.334 3
VISL 5  2.50%
                      12/31/2007              N/A              12.666 0
                      12/31/2008              12.666              7.349 12
                      12/31/2009              7.349              9.450 25
VISL 6  2.80%
                      12/31/2007              N/A              12.434 0
                      12/31/2008              12.434              7.193 23
                      12/31/2009              7.193              9.221 24
VISL 7  2.05%
                      12/31/2008              N/A              7.591 9
                      12/31/2009              7.591              9.804 14
VISL 9  2.45%
                      12/31/2008              N/A              7.376 3
                      12/31/2009              7.376              9.488 8
AZL Dreyfus Equity Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.176 0
                      12/31/2008              11.176              6.400 0
                      12/31/2009              6.400              8.463 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

18

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              5.916 0
                      12/31/2009              5.916              7.736 0
VISB 11 2.85%
                      12/31/2008              N/A              5.979 0
                      12/31/2009              5.979              7.831 0
VISB 12 3.15%
                      12/31/2008              N/A              5.852 0
                      12/31/2009              5.852              7.642 0
VISB 13 3.30%
                      12/31/2009              N/A              7.549 0
VISB 14 2.45%
                      12/31/2009              N/A              8.091 4
VISB 2  2.20%
                      12/31/2007              N/A              10.780 0
                      12/31/2008              10.780              6.155 3
                      12/31/2009              6.155              8.114 14
VISB 3  2.60%
                      12/31/2007              N/A              10.704 0
                      12/31/2008              10.704              6.087 1
                      12/31/2009              6.087              7.992 2
VISB 4  2.90%
                      12/31/2007              N/A              10.325 0
                      12/31/2008              10.325              5.854 0
                      12/31/2009              5.854              7.663 1
VISB 5  2.75%
                      12/31/2007              N/A              10.606 0
                      12/31/2008              10.606              6.022 1
                      12/31/2009              6.022              7.895 3
VISB 6  3.05%
                      12/31/2007              N/A              10.230 0
                      12/31/2008              10.230              5.791 0
                      12/31/2009              5.791              7.570 0
VISB 7  2.30%
                      12/31/2008              N/A              6.219 0
                      12/31/2009              6.219              8.191 0
VISB 9  2.70%
                      12/31/2008              N/A              6.044 0
                      12/31/2009              6.044              7.927 0
VISC 1  2.45%
                      12/31/2008              N/A              6.153 5
                      12/31/2009              6.153              8.091 4
VISC 10 3.00
                      12/31/2008              N/A              5.916 0
                      12/31/2009              5.916              7.736 0
VISC 11 2.30%
                      12/31/2009              N/A              8.191 0
VISC 12 3.15%
                      12/31/2009              N/A              7.642 0
VISC 14 1.75%
                      12/31/2009              N/A              8.560 1
VISC 15 2.05%
                      12/31/2009              N/A              8.360 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              6.022 0
                      12/31/2009              6.022              7.895 0
VISC 3  2.60%
                      12/31/2008              N/A              6.087 0
                      12/31/2009              6.087              7.992 0
VISC 4  2.90%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.799 0
VISC 5  2.15%
                      12/31/2008              N/A              6.287 0
                      12/31/2009              6.287              8.292 0
VISC 7  2.55%
                      12/31/2008              N/A              6.109 0
                      12/31/2009              6.109              8.025 0
VISC 8  2.85%
                      12/31/2008              N/A              5.979 0
                      12/31/2009              5.979              7.831 0
VISC 9  2.70%
                      12/31/2008              N/A              6.044 0
                      12/31/2009              6.044              7.927 0
VISI 10 2.50%
                      12/31/2008              N/A              6.131 0
                      12/31/2009              6.131              8.058 0
VISI 11 2.35%
                      12/31/2008              N/A              6.197 0
                      12/31/2009              6.197              8.157 0
VISI 12 2.65%
                      12/31/2008              N/A              6.065 0
                      12/31/2009              6.065              7.960 0
VISI 13 1.95%
                      12/31/2009              N/A              8.428 7
VISI 14 2.80%
                      12/31/2009              N/A              7.863 0
VISI 2  1.70%
                      12/31/2007              N/A              11.315 0
                      12/31/2008              11.315              6.493 1
                      12/31/2009              6.493              8.602 1
VISI 3  2.10%
                      12/31/2007              N/A              11.039 0
                      12/31/2008              11.039              6.309 0
                      12/31/2009              6.309              8.326 2
VISI 4  2.40%
                      12/31/2007              N/A              10.837 0
                      12/31/2008              10.837              6.175 2
                      12/31/2009              6.175              8.124 2
VISI 5  2.25%
                      12/31/2007              N/A              10.938 0
                      12/31/2008              10.938              6.242 2
                      12/31/2009              6.242              8.224 5
VISI 6  2.55%
                      12/31/2007              N/A              10.737 0
                      12/31/2008              10.737              6.109 0
                      12/31/2009              6.109              8.025 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

19

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              6.447 2
                      12/31/2009              6.447              8.532 3
VISI 9  2.20%
                      12/31/2008              N/A              6.155 0
                      12/31/2009              6.155              8.114 0
VISL 1  1.65%
                      12/31/2007              N/A              11.350 0
                      12/31/2008              11.350              6.516 1
                      12/31/2009              6.516              8.637 1
VISL 10 2.75%
                      12/31/2008              N/A              6.022 0
                      12/31/2009              6.022              7.895 0
VISL 11 2.60%
                      12/31/2008              N/A              6.087 0
                      12/31/2009              6.087              7.992 0
VISL 12 2.90%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.799 0
VISL 13 2.20%
                      12/31/2009              N/A              8.114 1
VISL 14 3.05%
                      12/31/2009              N/A              7.570 0
VISL 2  1.95%
                      12/31/2007              N/A              11.142 0
                      12/31/2008              11.142              6.377 1
                      12/31/2009              6.377              8.428 0
VISL 3  2.35%
                      12/31/2007              N/A              10.870 0
                      12/31/2008              10.870              6.197 3
                      12/31/2009              6.197              8.157 6
VISL 4  2.65%
                      12/31/2007              N/A              10.671 0
                      12/31/2008              10.671              6.065 0
                      12/31/2009              6.065              7.960 0
VISL 5  2.50%
                      12/31/2007              N/A              10.770 0
                      12/31/2008              10.770              6.131 0
                      12/31/2009              6.131              8.058 0
VISL 6  2.80%
                      12/31/2007              N/A              10.573 0
                      12/31/2008              10.573              6.000 0
                      12/31/2009              6.000              7.863 0
VISL 7  2.05%
                      12/31/2008              N/A              6.332 3
                      12/31/2009              6.332              8.360 2
VISL 9  2.45%
                      12/31/2008              N/A              6.153 2
                      12/31/2009              6.153              8.091 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Eaton Vance Large Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.979 0
                      12/31/2008              11.979              7.500 2
                      12/31/2009              7.500              9.312 2
VISB 10 3.00%
                      12/31/2008              N/A              6.893 0
                      12/31/2009              6.893              8.464 0
VISB 11 2.85%
                      12/31/2008              N/A              6.973 0
                      12/31/2009              6.973              8.575 0
VISB 12 3.15%
                      12/31/2008              N/A              6.814 0
                      12/31/2009              6.814              8.354 0
VISB 13 3.30%
                      12/31/2009              N/A              8.246 0
VISB 14 2.45%
                      12/31/2009              N/A              8.878 1
VISB 2  2.20%
                      12/31/2007              N/A              11.518 0
                      12/31/2008              11.518              7.190 2
                      12/31/2009              7.190              8.900 2
VISB 3  2.60%
                      12/31/2007              N/A              11.432 0
                      12/31/2008              11.432              7.108 0
                      12/31/2009              7.108              8.763 1
VISB 4  2.90%
                      12/31/2007              N/A              10.993 0
                      12/31/2008              10.993              6.814 0
                      12/31/2009              6.814              8.375 0
VISB 5  2.75%
                      12/31/2007              N/A              11.318 0
                      12/31/2008              11.318              7.027 1
                      12/31/2009              7.027              8.649 1
VISB 6  3.05%
                      12/31/2007              N/A              10.883 0
                      12/31/2008              10.883              6.736 0
                      12/31/2009              6.736              8.267 0
VISB 7  2.30%
                      12/31/2008              N/A              7.274 0
                      12/31/2009              7.274              8.994 0
VISB 9  2.70%
                      12/31/2008              N/A              7.054 0
                      12/31/2009              7.054              8.687 0
VISC 1  2.45%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.878 0
VISC 10 3.00
                      12/31/2008              N/A              6.893 0
                      12/31/2009              6.893              8.464 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

20

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 11 2.30%
                      12/31/2009              N/A              8.994 0
VISC 12 3.15%
                      12/31/2009              N/A              8.354 0
VISC 14 1.75%
                      12/31/2009              N/A              9.426 0
VISC 15 2.05%
                      12/31/2009              N/A              9.191 0
VISC 2  2.75%
                      12/31/2008              N/A              7.026 0
                      12/31/2009              7.026              8.649 0
VISC 3  2.60%
                      12/31/2008              N/A              7.108 0
                      12/31/2009              7.108              8.763 0
VISC 4  2.90%
                      12/31/2008              N/A              6.946 0
                      12/31/2009              6.946              8.538 0
VISC 5  2.15%
                      12/31/2008              N/A              7.358 0
                      12/31/2009              7.358              9.112 0
VISC 7  2.55%
                      12/31/2008              N/A              7.135 0
                      12/31/2009              7.135              8.801 0
VISC 8  2.85%
                      12/31/2008              N/A              6.973 0
                      12/31/2009              6.973              8.575 0
VISC 9  2.70%
                      12/31/2008              N/A              7.054 0
                      12/31/2009              7.054              8.687 0
VISI 10 2.50%
                      12/31/2008              N/A              7.163 0
                      12/31/2009              7.163              8.839 1
VISI 11 2.35%
                      12/31/2008              N/A              7.246 0
                      12/31/2009              7.246              8.955 2
VISI 12 2.65%
                      12/31/2008              N/A              7.081 0
                      12/31/2009              7.081              8.725 0
VISI 13 1.95%
                      12/31/2009              N/A              9.271 3
VISI 14 2.80%
                      12/31/2009              N/A              8.612 0
VISI 2  1.70%
                      12/31/2007              N/A              12.140 0
                      12/31/2008              12.140              7.616 0
                      12/31/2009              7.616              9.475 0
VISI 3  2.10%
                      12/31/2007              N/A              11.820 0
                      12/31/2008              11.820              7.386 19
                      12/31/2009              7.386              9.151 43
VISI 4  2.40%
                      12/31/2007              N/A              11.586 0
                      12/31/2008              11.586              7.218 1
                      12/31/2009              7.218              8.916 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 5  2.25%
                      12/31/2007              N/A              11.703 0
                      12/31/2008              11.703              7.301 7
                      12/31/2009              7.301              9.033 10
VISI 6  2.55%
                      12/31/2007              N/A              11.471 0
                      12/31/2008              11.471              7.135 0
                      12/31/2009              7.135              8.801 0
VISI 7  1.80%
                      12/31/2008              N/A              7.558 5
                      12/31/2009              7.558              9.393 17
VISI 9  2.20%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.900 0
VISL 1  1.65%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              7.646 0
                      12/31/2009              7.646              9.516 2
VISL 10 2.75%
                      12/31/2008              N/A              7.026 0
                      12/31/2009              7.026              8.649 0
VISL 11 2.60%
                      12/31/2008              N/A              7.108 0
                      12/31/2009              7.108              8.763 0
VISL 12 2.90%
                      12/31/2008              N/A              6.946 0
                      12/31/2009              6.946              8.538 0
VISL 13 2.20%
                      12/31/2009              N/A              8.900 0
VISL 14 3.05%
                      12/31/2009              N/A              8.267 0
VISL 2  1.95%
                      12/31/2007              N/A              11.939 0
                      12/31/2008              11.939              7.472 1
                      12/31/2009              7.472              9.271 2
VISL 3  2.35%
                      12/31/2007              N/A              11.625 0
                      12/31/2008              11.625              7.246 3
                      12/31/2009              7.246              8.955 4
VISL 4  2.65%
                      12/31/2007              N/A              11.394 0
                      12/31/2008              11.394              7.081 0
                      12/31/2009              7.081              8.725 0
VISL 5  2.50%
                      12/31/2007              N/A              11.509 0
                      12/31/2008              11.509              7.163 2
                      12/31/2009              7.163              8.839 3
VISL 6  2.80%
                      12/31/2007              N/A              11.281 0
                      12/31/2008              11.281              7.000 0
                      12/31/2009              7.000              8.612 0
VISL 7  2.05%
                      12/31/2008              N/A              7.414 0
                      12/31/2009              7.414              9.191 1
VISL 9  2.45%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.878 1

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

21

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Franklin Small Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              17.081 0
                      12/31/2008              17.081              11.106 3
                      12/31/2009              11.106              14.233 7
VISB 10 3.00%
                      12/31/2008              N/A              10.434 1
                      12/31/2009              10.434              13.225 1
VISB 11 2.85%
                      12/31/2008              N/A              10.523 0
                      12/31/2009              10.523              13.358 2
VISB 12 3.15%
                      12/31/2008              N/A              10.345 0
                      12/31/2009              10.345              13.093 0
VISB 13 3.30%
                      12/31/2009              N/A              12.963 0
VISB 14 2.45%
                      12/31/2009              N/A              13.720 5
VISB 2  2.20%
                      12/31/2007              N/A              16.623 0
                      12/31/2008              16.623              10.775 1
                      12/31/2009              10.775              13.768 2
VISB 3  2.60%
                      12/31/2007              N/A              16.532 0
                      12/31/2008              16.532              10.673 12
                      12/31/2009              10.673              13.583 4
VISB 4  2.90%
                      12/31/2007              N/A              16.088 0
                      12/31/2008              16.088              10.356 2
                      12/31/2009              10.356              13.139 2
VISB 5  2.75%
                      12/31/2007              N/A              16.416 0
                      12/31/2008              16.416              10.583 0
                      12/31/2009              10.583              13.448 1
VISB 6  3.05%
                      12/31/2007              N/A              15.975 0
                      12/31/2008              15.975              10.268 1
                      12/31/2009              10.268              13.008 0
VISB 7  2.30%
                      12/31/2008              N/A              10.857 7
                      12/31/2009              10.857              13.858 5
VISB 9  2.70%
                      12/31/2008              N/A              10.613 0
                      12/31/2009              10.613              13.493 1
VISC 1  2.45%
                      12/31/2008              N/A              10.765 2
                      12/31/2009              10.765              13.720 2
VISC 10 3.00
                      12/31/2008              N/A              10.434 0
                      12/31/2009              10.434              13.225 0
VISC 11 2.30%
                      12/31/2009              N/A              13.858 0
VISC 12 3.15%
                      12/31/2009              N/A              13.093 0
VISC 14 1.75%
                      12/31/2009              N/A              14.365 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              14.091 0
VISC 2  2.75%
                      12/31/2008              N/A              10.583 0
                      12/31/2009              10.583              13.448 0
VISC 3  2.60%
                      12/31/2008              N/A              10.673 0
                      12/31/2009              10.673              13.583 0
VISC 4  2.90%
                      12/31/2008              N/A              10.493 0
                      12/31/2009              10.493              13.314 0
VISC 5  2.15%
                      12/31/2008              N/A              10.950 0
                      12/31/2009              10.950              13.998 1
VISC 7  2.55%
                      12/31/2008              N/A              10.704 0
                      12/31/2009              10.704              13.629 0
VISC 8  2.85%
                      12/31/2008              N/A              10.523 0
                      12/31/2009              10.523              13.358 0
VISC 9  2.70%
                      12/31/2008              N/A              10.613 0
                      12/31/2009              10.613              13.493 0
VISI 10 2.50%
                      12/31/2008              N/A              10.734 1
                      12/31/2009              10.734              13.674 0
VISI 11 2.35%
                      12/31/2008              N/A              10.826 1
                      12/31/2009              10.826              13.812 1
VISI 12 2.65%
                      12/31/2008              N/A              10.643 0
                      12/31/2009              10.643              13.538 0
VISI 13 1.95%
                      12/31/2009              N/A              14.186 14
VISI 14 2.80%
                      12/31/2009              N/A              13.403 0
VISI 2  1.70%
                      12/31/2007              N/A              17.242 1
                      12/31/2008              17.242              11.233 2
                      12/31/2009              11.233              14.425 3
VISI 3  2.10%
                      12/31/2007              N/A              16.923 0
                      12/31/2008              16.923              10.981 17
                      12/31/2009              10.981              14.044 28
VISI 4  2.40%
                      12/31/2007              N/A              16.687 0
                      12/31/2008              16.687              10.795 5
                      12/31/2009              10.795              13.766 6
VISI 5  2.25%
                      12/31/2007              N/A              16.804 0
                      12/31/2008              16.804              10.888 6
                      12/31/2009              10.888              13.904 8
VISI 6  2.55%
                      12/31/2007              N/A              16.570 0
                      12/31/2008              16.570              10.704 1
                      12/31/2009              10.704              13.629 1

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

22

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              11.169 29
                      12/31/2009              11.169              14.329 41
VISI 9  2.20%
                      12/31/2008              N/A              10.775 0
                      12/31/2009              10.775              13.768 3
VISL 1  1.65%
                      12/31/2007              N/A              17.282 1
                      12/31/2008              17.282              11.265 5
                      12/31/2009              11.265              14.473 5
VISL 10 2.75%
                      12/31/2008              N/A              10.583 0
                      12/31/2009              10.583              13.448 0
VISL 11 2.60%
                      12/31/2008              N/A              10.673 0
                      12/31/2009              10.673              13.583 0
VISL 12 2.90%
                      12/31/2008              N/A              10.493 1
                      12/31/2009              10.493              13.314 1
VISL 13 2.20%
                      12/31/2009              N/A              13.768 0
VISL 14 3.05%
                      12/31/2009              N/A              13.008 0
VISL 2  1.95%
                      12/31/2007              N/A              17.042 0
                      12/31/2008              17.042              11.075 2
                      12/31/2009              11.075              14.186 2
VISL 3  2.35%
                      12/31/2007              N/A              16.726 0
                      12/31/2008              16.726              10.826 3
                      12/31/2009              10.826              13.812 4
VISL 4  2.65%
                      12/31/2007              N/A              16.493 0
                      12/31/2008              16.493              10.643 3
                      12/31/2009              10.643              13.538 5
VISL 5  2.50%
                      12/31/2007              N/A              16.609 0
                      12/31/2008              16.609              10.734 2
                      12/31/2009              10.734              13.674 2
VISL 6  2.80%
                      12/31/2007              N/A              16.378 0
                      12/31/2008              16.378              10.553 1
                      12/31/2009              10.553              13.403 2
VISL 7  2.05%
                      12/31/2008              N/A              11.012 1
                      12/31/2009              11.012              14.091 3
VISL 9  2.45%
                      12/31/2008              N/A              10.765 1
                      12/31/2009              10.765              13.720 3
AZL Franklin Templeton Founding Strategy Plus Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.208 0
VISB 10 3.00%
                      12/31/2009              N/A              10.187 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2009              N/A              10.189 0
VISB 12 3.15%
                      12/31/2009              N/A              10.184 0
VISB 13 3.30%
                      12/31/2009              N/A              10.181 0
VISB 14 2.45%
                      12/31/2009              N/A              10.197 0
VISB 2  2.20%
                      12/31/2009              N/A              10.202 0
VISB 3  2.60%
                      12/31/2009              N/A              10.194 0
VISB 4  2.90%
                      12/31/2009              N/A              10.189 0
VISB 5  2.75%
                      12/31/2009              N/A              10.191 0
VISB 6  3.05%
                      12/31/2009              N/A              10.186 0
VISB 7  2.30%
                      12/31/2009              N/A              10.200 0
VISB 9  2.70%
                      12/31/2009              N/A              10.192 0
VISC 1  2.45%
                      12/31/2009              N/A              10.197 0
VISC 10 3.00
                      12/31/2009              N/A              10.187 0
VISC 11 2.30%
                      12/31/2009              N/A              10.200 0
VISC 12 3.15%
                      12/31/2009              N/A              10.184 0
VISC 14 1.75%
                      12/31/2009              N/A              10.211 0
VISC 15 2.05%
                      12/31/2009              N/A              10.205 0
VISC 2  2.75%
                      12/31/2009              N/A              10.191 0
VISC 3  2.60%
                      12/31/2009              N/A              10.194 0
VISC 4  2.90%
                      12/31/2009              N/A              10.189 0
VISC 5  2.15%
                      12/31/2009              N/A              10.203 0
VISC 7  2.55%
                      12/31/2009              N/A              10.195 0
VISC 8  2.85%
                      12/31/2009              N/A              10.189 0
VISC 9  2.70%
                      12/31/2009              N/A              10.192 0
VISI 10 2.50%
                      12/31/2009              N/A              10.196 0
VISI 11 2.35%
                      12/31/2009              N/A              10.199 0
VISI 12 2.65%
                      12/31/2009              N/A              10.193 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

23

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 13 1.95%
                      12/31/2009              N/A              10.207 0
VISI 14 2.80%
                      12/31/2009              N/A              10.190 0
VISI 2  1.70%
                      12/31/2009              N/A              10.212 22
VISI 3  2.10%
                      12/31/2009              N/A              10.204 0
VISI 4  2.40%
                      12/31/2009              N/A              10.198 0
VISI 5  2.25%
                      12/31/2009              N/A              10.201 0
VISI 6  2.55%
                      12/31/2009              N/A              10.195 0
VISI 7  1.80%
                      12/31/2009              N/A              10.210 0
VISI 9  2.20%
                      12/31/2009              N/A              10.202 0
VISL 1  1.65%
                      12/31/2009              N/A              10.213 3
VISL 10 2.75%
                      12/31/2009              N/A              10.191 0
VISL 11 2.60%
                      12/31/2009              N/A              10.194 0
VISL 12 2.90%
                      12/31/2009              N/A              10.189 0
VISL 13 2.20%
                      12/31/2009              N/A              10.202 0
VISL 14 3.05%
                      12/31/2009              N/A              10.186 0
VISL 2  1.95%
                      12/31/2009              N/A              10.207 9
VISL 3  2.35%
                      12/31/2009              N/A              10.199 0
VISL 4  2.65%
                      12/31/2009              N/A              10.193 0
VISL 5  2.50%
                      12/31/2009              N/A              10.196 0
VISL 6  2.80%
                      12/31/2009              N/A              10.190 0
VISL 7  2.05%
                      12/31/2009              N/A              10.205 0
VISL 9  2.45%
                      12/31/2009              N/A              10.197 0
AZL Fusion Balanced Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.960 47
                      12/31/2008              11.960              8.514 95
                      12/31/2009              8.514              10.586 63
VISB 10 3.00%
                      12/31/2008              N/A              8.177 0
                      12/31/2009              8.177              10.056 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              8.222 0
                      12/31/2009              8.222              10.125 29
VISB 12 3.15%
                      12/31/2008              N/A              8.132 0
                      12/31/2009              8.132              9.985 8
VISB 13 3.30%
                      12/31/2009              N/A              9.916 0
VISB 14 2.45%
                      12/31/2009              N/A              10.317 35
VISB 2  2.20%
                      12/31/2007              N/A              11.780 10
                      12/31/2008              11.780              8.361 13
                      12/31/2009              8.361              10.364 27
VISB 3  2.60%
                      12/31/2007              N/A              11.739 0
                      12/31/2008              11.739              8.298 24
                      12/31/2009              8.298              10.245 88
VISB 4  2.90%
                      12/31/2007              N/A              11.562 0
                      12/31/2008              11.562              8.149 23
                      12/31/2009              8.149              10.030 26
VISB 5  2.75%
                      12/31/2007              N/A              11.692 0
                      12/31/2008              11.692              8.252 2
                      12/31/2009              8.252              10.173 5
VISB 6  3.05%
                      12/31/2007              N/A              11.516 0
                      12/31/2008              11.516              8.104 0
                      12/31/2009              8.104              9.960 0
VISB 7  2.30%
                      12/31/2008              N/A              8.390 25
                      12/31/2009              8.390              10.389 64
VISB 9  2.70%
                      12/31/2008              N/A              8.267 0
                      12/31/2009              8.267              10.197 0
VISC 1  2.45%
                      12/31/2008              N/A              8.344 0
                      12/31/2009              8.344              10.317 0
VISC 10 3.00
                      12/31/2008              N/A              8.177 0
                      12/31/2009              8.177              10.056 0
VISC 11 2.30%
                      12/31/2009              N/A              10.389 1
VISC 12 3.15%
                      12/31/2009              N/A              9.985 0
VISC 14 1.75%
                      12/31/2009              N/A              10.660 0
VISC 15 2.05%
                      12/31/2009              N/A              10.512 15
VISC 2  2.75%
                      12/31/2008              N/A              8.252 4
                      12/31/2009              8.252              10.173 5

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

24

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              8.298 0
                      12/31/2009              8.298              10.245 0
VISC 4  2.90%
                      12/31/2008              N/A              8.207 0
                      12/31/2009              8.207              10.102 0
VISC 5  2.15%
                      12/31/2008              N/A              8.437 0
                      12/31/2009              8.437              10.463 2
VISC 7  2.55%
                      12/31/2008              N/A              8.313 0
                      12/31/2009              8.313              10.269 0
VISC 8  2.85%
                      12/31/2008              N/A              8.222 6
                      12/31/2009              8.222              10.125 9
VISC 9  2.70%
                      12/31/2008              N/A              8.267 0
                      12/31/2009              8.267              10.197 0
VISI 10 2.50%
                      12/31/2008              N/A              8.328 0
                      12/31/2009              8.328              10.293 16
VISI 11 2.35%
                      12/31/2008              N/A              8.374 0
                      12/31/2009              8.374              10.365 30
VISI 12 2.65%
                      12/31/2008              N/A              8.283 0
                      12/31/2009              8.283              10.221 30
VISI 13 1.95%
                      12/31/2009              N/A              10.561 117
VISI 14 2.80%
                      12/31/2009              N/A              10.149 0
VISI 2  1.70%
                      12/31/2007              N/A              12.025 0
                      12/31/2008              12.025              8.577 1
                      12/31/2009              8.577              10.685 47
VISI 3  2.10%
                      12/31/2007              N/A              11.897 0
                      12/31/2008              11.897              8.452 133
                      12/31/2009              8.452              10.487 252
VISI 4  2.40%
                      12/31/2007              N/A              11.802 0
                      12/31/2008              11.802              8.359 10
                      12/31/2009              8.359              10.341 16
VISI 5  2.25%
                      12/31/2007              N/A              11.849 0
                      12/31/2008              11.849              8.405 6
                      12/31/2009              8.405              10.414 65
VISI 6  2.55%
                      12/31/2007              N/A              11.754 0
                      12/31/2008              11.754              8.313 1
                      12/31/2009              8.313              10.269 12
VISI 7  1.80%
                      12/31/2008              N/A              8.546 38
                      12/31/2009              8.546              10.635 73

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              8.361 0
                      12/31/2009              8.361              10.364 9
VISL 1  1.65%
                      12/31/2007              N/A              12.041 21
                      12/31/2008              12.041              8.593 44
                      12/31/2009              8.593              10.710 15
VISL 10 2.75%
                      12/31/2008              N/A              8.252 19
                      12/31/2009              8.252              10.173 21
VISL 11 2.60%
                      12/31/2008              N/A              8.298 0
                      12/31/2009              8.298              10.245 9
VISL 12 2.90%
                      12/31/2008              N/A              8.207 0
                      12/31/2009              8.207              10.102 17
VISL 13 2.20%
                      12/31/2009              N/A              10.364 27
VISL 14 3.05%
                      12/31/2009              N/A              9.960 0
VISL 2  1.95%
                      12/31/2007              N/A              11.944 0
                      12/31/2008              11.944              8.499 0
                      12/31/2009              8.499              10.561 21
VISL 3  2.35%
                      12/31/2007              N/A              11.817 0
                      12/31/2008              11.817              8.374 60
                      12/31/2009              8.374              10.365 153
VISL 4  2.65%
                      12/31/2007              N/A              11.723 0
                      12/31/2008              11.723              8.283 5
                      12/31/2009              8.283              10.221 5
VISL 5  2.50%
                      12/31/2007              N/A              11.770 0
                      12/31/2008              11.770              8.328 10
                      12/31/2009              8.328              10.293 13
VISL 6  2.80%
                      12/31/2007              N/A              11.676 0
                      12/31/2008              11.676              8.237 1
                      12/31/2009              8.237              10.149 26
VISL 7  2.05%
                      12/31/2008              N/A              8.468 5
                      12/31/2009              8.468              10.512 17
VISL 9  2.45%
                      12/31/2008              N/A              8.344 11
                      12/31/2009              8.344              10.317 12
AZL Fusion Conserviative Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.144 5
VISB 10 3.00%
                      12/31/2009              N/A              10.123 0
VISB 11 2.85%
                      12/31/2009              N/A              10.126 0
VISB 12 3.15%
                      12/31/2009              N/A              10.120 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

25

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 13 3.30%
                      12/31/2009              N/A              10.117 0
VISB 14 2.45%
                      12/31/2009              N/A              10.133 0
VISB 2  2.20%
                      12/31/2009              N/A              10.138 0
VISB 3  2.60%
                      12/31/2009              N/A              10.130 0
VISB 4  2.90%
                      12/31/2009              N/A              10.125 0
VISB 5  2.75%
                      12/31/2009              N/A              10.128 0
VISB 6  3.05%
                      12/31/2009              N/A              10.122 0
VISB 7  2.30%
                      12/31/2009              N/A              10.136 0
VISB 9  2.70%
                      12/31/2009              N/A              10.129 0
VISC 1  2.45%
                      12/31/2009              N/A              10.133 0
VISC 10 3.00
                      12/31/2009              N/A              10.123 0
VISC 11 2.30%
                      12/31/2009              N/A              10.136 0
VISC 12 3.15%
                      12/31/2009              N/A              10.120 0
VISC 14 1.75%
                      12/31/2009              N/A              10.147 0
VISC 15 2.05%
                      12/31/2009              N/A              10.141 0
VISC 2  2.75%
                      12/31/2009              N/A              10.128 0
VISC 3  2.60%
                      12/31/2009              N/A              10.130 0
VISC 4  2.90%
                      12/31/2009              N/A              10.125 0
VISC 5  2.15%
                      12/31/2009              N/A              10.139 0
VISC 7  2.55%
                      12/31/2009              N/A              10.131 0
VISC 8  2.85%
                      12/31/2009              N/A              10.126 0
VISC 9  2.70%
                      12/31/2009              N/A              10.129 0
VISI 10 2.50%
                      12/31/2009              N/A              10.132 0
VISI 11 2.35%
                      12/31/2009              N/A              10.135 0
VISI 12 2.65%
                      12/31/2009              N/A              10.130 0
VISI 13 1.95%
                      12/31/2009              N/A              10.143 0
VISI 14 2.80%
                      12/31/2009              N/A              10.127 0
VISI 2  1.70%
                      12/31/2009              N/A              10.148 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2009              N/A              10.140 0
VISI 4  2.40%
                      12/31/2009              N/A              10.134 0
VISI 5  2.25%
                      12/31/2009              N/A              10.137 0
VISI 6  2.55%
                      12/31/2009              N/A              10.131 0
VISI 7  1.80%
                      12/31/2009              N/A              10.146 0
VISI 9  2.20%
                      12/31/2009              N/A              10.138 0
VISL 1  1.65%
                      12/31/2009              N/A              10.149 1
VISL 10 2.75%
                      12/31/2009              N/A              10.128 0
VISL 11 2.60%
                      12/31/2009              N/A              10.130 0
VISL 12 2.90%
                      12/31/2009              N/A              10.125 4
VISL 13 2.20%
                      12/31/2009              N/A              10.138 0
VISL 14 3.05%
                      12/31/2009              N/A              10.122 0
VISL 2  1.95%
                      12/31/2009              N/A              10.143 0
VISL 3  2.35%
                      12/31/2009              N/A              10.135 0
VISL 4  2.65%
                      12/31/2009              N/A              10.130 0
VISL 5  2.50%
                      12/31/2009              N/A              10.132 0
VISL 6  2.80%
                      12/31/2009              N/A              10.127 0
VISL 7  2.05%
                      12/31/2009              N/A              10.141 0
VISL 9  2.45%
                      12/31/2009              N/A              10.133 0
AZL Fusion Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.643 17
                      12/31/2008              12.643              7.574 29
                      12/31/2009              7.574              9.825 11
VISB 10 3.00%
                      12/31/2008              N/A              7.275 17
                      12/31/2009              7.275              9.333 17
VISB 11 2.85%
                      12/31/2008              N/A              7.314 0
                      12/31/2009              7.314              9.398 1
VISB 12 3.15%
                      12/31/2008              N/A              7.235 0
                      12/31/2009              7.235              9.268 0
VISB 13 3.30%
                      12/31/2009              N/A              9.203 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

26

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              9.575 1
VISB 2  2.20%
                      12/31/2007              N/A              12.453 45
                      12/31/2008              12.453              7.438 50
                      12/31/2009              7.438              9.619 19
VISB 3  2.60%
                      12/31/2007              N/A              12.408 0
                      12/31/2008              12.408              7.382 15
                      12/31/2009              7.382              9.508 46
VISB 4  2.90%
                      12/31/2007              N/A              12.222 0
                      12/31/2008              12.222              7.249 59
                      12/31/2009              7.249              9.309 66
VISB 5  2.75%
                      12/31/2007              N/A              12.359 0
                      12/31/2008              12.359              7.341 9
                      12/31/2009              7.341              9.442 26
VISB 6  3.05%
                      12/31/2007              N/A              12.173 0
                      12/31/2008              12.173              7.209 6
                      12/31/2009              7.209              9.244 17
VISB 7  2.30%
                      12/31/2008              N/A              7.464 1
                      12/31/2009              7.464              9.642 1
VISB 9  2.70%
                      12/31/2008              N/A              7.355 0
                      12/31/2009              7.355              9.464 19
VISC 1  2.45%
                      12/31/2008              N/A              7.423 45
                      12/31/2009              7.423              9.575 43
VISC 10 3.00
                      12/31/2008              N/A              7.275 0
                      12/31/2009              7.275              9.333 0
VISC 11 2.30%
                      12/31/2009              N/A              9.642 0
VISC 12 3.15%
                      12/31/2009              N/A              9.268 0
VISC 14 1.75%
                      12/31/2009              N/A              9.894 0
VISC 15 2.05%
                      12/31/2009              N/A              9.756 0
VISC 2  2.75%
                      12/31/2008              N/A              7.341 0
                      12/31/2009              7.341              9.442 0
VISC 3  2.60%
                      12/31/2008              N/A              7.382 0
                      12/31/2009              7.382              9.508 0
VISC 4  2.90%
                      12/31/2008              N/A              7.301 0
                      12/31/2009              7.301              9.376 0
VISC 5  2.15%
                      12/31/2008              N/A              7.505 0
                      12/31/2009              7.505              9.711 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 7  2.55%
                      12/31/2008              N/A              7.395 18
                      12/31/2009              7.395              9.530 20
VISC 8  2.85%
                      12/31/2008              N/A              7.314 0
                      12/31/2009              7.314              9.398 0
VISC 9  2.70%
                      12/31/2008              N/A              7.355 0
                      12/31/2009              7.355              9.464 0
VISI 10 2.50%
                      12/31/2008              N/A              7.409 1
                      12/31/2009              7.409              9.553 0
VISI 11 2.35%
                      12/31/2008              N/A              7.450 0
                      12/31/2009              7.450              9.620 4
VISI 12 2.65%
                      12/31/2008              N/A              7.368 0
                      12/31/2009              7.368              9.486 0
VISI 13 1.95%
                      12/31/2009              N/A              9.802 30
VISI 14 2.80%
                      12/31/2009              N/A              9.420 0
VISI 2  1.70%
                      12/31/2007              N/A              12.711 3
                      12/31/2008              12.711              7.630 25
                      12/31/2009              7.630              9.917 61
VISI 3  2.10%
                      12/31/2007              N/A              12.575 0
                      12/31/2008              12.575              7.519 71
                      12/31/2009              7.519              9.733 100
VISI 4  2.40%
                      12/31/2007              N/A              12.475 0
                      12/31/2008              12.475              7.436 56
                      12/31/2009              7.436              9.597 62
VISI 5  2.25%
                      12/31/2007              N/A              12.525 0
                      12/31/2008              12.525              7.477 11
                      12/31/2009              7.477              9.665 16
VISI 6  2.55%
                      12/31/2007              N/A              12.425 0
                      12/31/2008              12.425              7.395 0
                      12/31/2009              7.395              9.530 4
VISI 7  1.80%
                      12/31/2008              N/A              7.602 17
                      12/31/2009              7.602              9.871 36
VISI 9  2.20%
                      12/31/2008              N/A              7.438 2
                      12/31/2009              7.438              9.619 2
VISL 1  1.65%
                      12/31/2007              N/A              12.728 6
                      12/31/2008              12.728              7.644 78
                      12/31/2009              7.644              9.940 62
VISL 10 2.75%
                      12/31/2008              N/A              7.341 0
                      12/31/2009              7.341              9.442 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

27

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 11 2.60%
                      12/31/2008              N/A              7.382 0
                      12/31/2009              7.382              9.508 0
VISL 12 2.90%
                      12/31/2008              N/A              7.301 2
                      12/31/2009              7.301              9.376 2
VISL 13 2.20%
                      12/31/2009              N/A              9.619 6
VISL 14 3.05%
                      12/31/2009              N/A              9.244 0
VISL 2  1.95%
                      12/31/2007              N/A              12.626 8
                      12/31/2008              12.626              7.560 75
                      12/31/2009              7.560              9.802 74
VISL 3  2.35%
                      12/31/2007              N/A              12.492 0
                      12/31/2008              12.492              7.450 57
                      12/31/2009              7.450              9.620 79
VISL 4  2.65%
                      12/31/2007              N/A              12.392 0
                      12/31/2008              12.392              7.368 17
                      12/31/2009              7.368              9.486 14
VISL 5  2.50%
                      12/31/2007              N/A              12.442 0
                      12/31/2008              12.442              7.409 21
                      12/31/2009              7.409              9.553 34
VISL 6  2.80%
                      12/31/2007              N/A              12.342 0
                      12/31/2008              12.342              7.328 12
                      12/31/2009              7.328              9.420 14
VISL 7  2.05%
                      12/31/2008              N/A              7.533 1
                      12/31/2009              7.533              9.756 3
VISL 9  2.45%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              9.575 16
AZL Fusion Moderate Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.231 27
                      12/31/2008              12.231              8.070 40
                      12/31/2009              8.070              10.247 54
VISB 10 3.00%
                      12/31/2008              N/A              7.750 0
                      12/31/2009              7.750              9.734 1
VISB 11 2.85%
                      12/31/2008              N/A              7.793 0
                      12/31/2009              7.793              9.802 35
VISB 12 3.15%
                      12/31/2008              N/A              7.708 0
                      12/31/2009              7.708              9.666 7
VISB 13 3.30%
                      12/31/2009              N/A              9.599 2
VISB 14 2.45%
                      12/31/2009              N/A              9.987 9

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 2  2.20%
                      12/31/2007              N/A              12.047 11
                      12/31/2008              12.047              7.924 25
                      12/31/2009              7.924              10.033 103
VISB 3  2.60%
                      12/31/2007              N/A              12.004 0
                      12/31/2008              12.004              7.865 28
                      12/31/2009              7.865              9.917 84
VISB 4  2.90%
                      12/31/2007              N/A              11.824 0
                      12/31/2008              11.824              7.723 86
                      12/31/2009              7.723              9.710 148
VISB 5  2.75%
                      12/31/2007              N/A              11.956 0
                      12/31/2008              11.956              7.821 0
                      12/31/2009              7.821              9.848 30
VISB 6  3.05%
                      12/31/2007              N/A              11.777 0
                      12/31/2008              11.777              7.681 0
                      12/31/2009              7.681              9.642 1
VISB 7  2.30%
                      12/31/2008              N/A              7.952 2
                      12/31/2009              7.952              10.057 7
VISB 9  2.70%
                      12/31/2008              N/A              7.836 3
                      12/31/2009              7.836              9.871 3
VISC 1  2.45%
                      12/31/2008              N/A              7.908 16
                      12/31/2009              7.908              9.987 14
VISC 10 3.00
                      12/31/2008              N/A              7.750 0
                      12/31/2009              7.750              9.734 6
VISC 11 2.30%
                      12/31/2009              N/A              10.057 0
VISC 12 3.15%
                      12/31/2009              N/A              9.666 0
VISC 14 1.75%
                      12/31/2009              N/A              10.320 0
VISC 15 2.05%
                      12/31/2009              N/A              10.176 18
VISC 2  2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.848 0
VISC 3  2.60%
                      12/31/2008              N/A              7.865 0
                      12/31/2009              7.865              9.917 0
VISC 4  2.90%
                      12/31/2008              N/A              7.778 0
                      12/31/2009              7.778              9.779 0
VISC 5  2.15%
                      12/31/2008              N/A              7.996 0
                      12/31/2009              7.996              10.129 0
VISC 7  2.55%
                      12/31/2008              N/A              7.879 0
                      12/31/2009              7.879              9.941 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

28

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 8  2.85%
                      12/31/2008              N/A              7.793 0
                      12/31/2009              7.793              9.802 0
VISC 9  2.70%
                      12/31/2008              N/A              7.836 0
                      12/31/2009              7.836              9.871 4
VISI 10 2.50%
                      12/31/2008              N/A              7.894 0
                      12/31/2009              7.894              9.964 23
VISI 11 2.35%
                      12/31/2008              N/A              7.937 0
                      12/31/2009              7.937              10.034 67
VISI 12 2.65%
                      12/31/2008              N/A              7.850 0
                      12/31/2009              7.850              9.894 34
VISI 13 1.95%
                      12/31/2009              N/A              10.223 29
VISI 14 2.80%
                      12/31/2009              N/A              9.825 0
VISI 2  1.70%
                      12/31/2007              N/A              12.297 0
                      12/31/2008              12.297              8.129 4
                      12/31/2009              8.129              10.344 125
VISI 3  2.10%
                      12/31/2007              N/A              12.166 0
                      12/31/2008              12.166              8.011 65
                      12/31/2009              8.011              10.152 132
VISI 4  2.40%
                      12/31/2007              N/A              12.069 0
                      12/31/2008              12.069              7.923 16
                      12/31/2009              7.923              10.011 34
VISI 5  2.25%
                      12/31/2007              N/A              12.117 0
                      12/31/2008              12.117              7.966 38
                      12/31/2009              7.966              10.081 80
VISI 6  2.55%
                      12/31/2007              N/A              12.020 0
                      12/31/2008              12.020              7.879 0
                      12/31/2009              7.879              9.941 0
VISI 7  1.80%
                      12/31/2009              8.100              10.296 9
VISI 9  2.20%
                      12/31/2008              N/A              7.924 35
                      12/31/2009              7.924              10.033 47
VISL 1  1.65%
                      12/31/2007              N/A              12.313 37
                      12/31/2008              12.313              8.144 52
                      12/31/2009              8.144              10.368 123
VISL 10 2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.848 14
VISL 11 2.60%
                      12/31/2008              N/A              7.865 0
                      12/31/2009              7.865              9.917 62

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 12 2.90%
                      12/31/2008              N/A              7.778 0
                      12/31/2009              7.778              9.779 6
VISL 13 2.20%
                      12/31/2009              N/A              10.033 7
VISL 14 3.05%
                      12/31/2009              N/A              9.642 0
VISL 2  1.95%
                      12/31/2007              N/A              12.215 0
                      12/31/2008              12.215              8.055 3
                      12/31/2009              8.055              10.223 216
VISL 3  2.35%
                      12/31/2007              N/A              12.085 0
                      12/31/2008              12.085              7.937 157
                      12/31/2009              7.937              10.034 224
VISL 4  2.65%
                      12/31/2007              N/A              11.988 0
                      12/31/2008              11.988              7.850 11
                      12/31/2009              7.850              9.894 19
VISL 5  2.50%
                      12/31/2007              N/A              12.037 0
                      12/31/2008              12.037              7.894 35
                      12/31/2009              7.894              9.964 156
VISL 6  2.80%
                      12/31/2007              N/A              11.940 0
                      12/31/2008              11.940              7.807 0
                      12/31/2009              7.807              9.825 2
VISL 7  2.05%
                      12/31/2008              N/A              8.026 3
                      12/31/2009              8.026              10.176 17
VISL 9  2.45%
                      12/31/2008              N/A              7.908 4
                      12/31/2009              7.908              9.987 3
AZL Growth Index Strategy Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.057 26
VISB 10 3.00%
                      12/31/2009              N/A              10.036 4
VISB 11 2.85%
                      12/31/2009              N/A              10.039 1
VISB 12 3.15%
                      12/31/2009              N/A              10.033 0
VISB 13 3.30%
                      12/31/2009              N/A              10.030 0
VISB 14 2.45%
                      12/31/2009              N/A              10.046 2
VISB 2  2.20%
                      12/31/2009              N/A              10.051 12
VISB 3  2.60%
                      12/31/2009              N/A              10.044 73
VISB 4  2.90%
                      12/31/2009              N/A              10.038 1
VISB 5  2.75%
                      12/31/2009              N/A              10.041 4

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

29

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 6  3.05%
                      12/31/2009              N/A              10.035 0
VISB 7  2.30%
                      12/31/2009              N/A              10.049 1
VISB 9  2.70%
                      12/31/2009              N/A              10.042 2
VISC 1  2.45%
                      12/31/2009              N/A              10.046 13
VISC 10 3.00
                      12/31/2009              N/A              10.036 0
VISC 11 2.30%
                      12/31/2009              N/A              10.049 0
VISC 12 3.15%
                      12/31/2009              N/A              10.033 0
VISC 14 1.75%
                      12/31/2009              N/A              10.060 0
VISC 15 2.05%
                      12/31/2009              N/A              10.054 0
VISC 2  2.75%
                      12/31/2009              N/A              10.041 0
VISC 3  2.60%
                      12/31/2009              N/A              10.044 0
VISC 4  2.90%
                      12/31/2009              N/A              10.038 0
VISC 5  2.15%
                      12/31/2009              N/A              10.052 0
VISC 7  2.55%
                      12/31/2009              N/A              10.045 0
VISC 8  2.85%
                      12/31/2009              N/A              10.039 0
VISC 9  2.70%
                      12/31/2009              N/A              10.042 0
VISI 10 2.50%
                      12/31/2009              N/A              10.045 17
VISI 11 2.35%
                      12/31/2009              N/A              10.048 6
VISI 12 2.65%
                      12/31/2009              N/A              10.043 0
VISI 13 1.95%
                      12/31/2009              N/A              10.056 23
VISI 14 2.80%
                      12/31/2009              N/A              10.040 0
VISI 2  1.70%
                      12/31/2009              N/A              10.061 38
VISI 3  2.10%
                      12/31/2009              N/A              10.053 61
VISI 4  2.40%
                      12/31/2009              N/A              10.047 11
VISI 5  2.25%
                      12/31/2009              N/A              10.050 67
VISI 6  2.55%
                      12/31/2009              N/A              10.045 9
VISI 7  1.80%
                      12/31/2009              N/A              10.059 19
VISI 9  2.20%
                      12/31/2009              N/A              10.051 25

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2009              N/A              10.062 40
VISL 10 2.75%
                      12/31/2009              N/A              10.041 0
VISL 11 2.60%
                      12/31/2009              N/A              10.044 0
VISL 12 2.90%
                      12/31/2009              N/A              10.038 0
VISL 13 2.20%
                      12/31/2009              N/A              10.051 0
VISL 14 3.05%
                      12/31/2009              N/A              10.035 0
VISL 2  1.95%
                      12/31/2009              N/A              10.056 33
VISL 3  2.35%
                      12/31/2009              N/A              10.048 78
VISL 4  2.65%
                      12/31/2009              N/A              10.043 1
VISL 5  2.50%
                      12/31/2009              N/A              10.045 24
VISL 6  2.80%
                      12/31/2009              N/A              10.040 6
VISL 7  2.05%
                      12/31/2009              N/A              10.054 9
VISL 9  2.45%
                      12/31/2009              N/A              10.046 1
AZL International Index Fund
VISB 1  1.90%
                      12/31/2009              N/A              9.751 1
VISB 10 3.00%
                      12/31/2009              N/A              9.731 0
VISB 11 2.85%
                      12/31/2009              N/A              9.733 4
VISB 12 3.15%
                      12/31/2009              N/A              9.728 0
VISB 13 3.30%
                      12/31/2009              N/A              9.725 0
VISB 14 2.45%
                      12/31/2009              N/A              9.741 1
VISB 2  2.20%
                      12/31/2009              N/A              9.746 1
VISB 3  2.60%
                      12/31/2009              N/A              9.738 7
VISB 4  2.90%
                      12/31/2009              N/A              9.732 1
VISB 5  2.75%
                      12/31/2009              N/A              9.735 3
VISB 6  3.05%
                      12/31/2009              N/A              9.730 0
VISB 7  2.30%
                      12/31/2009              N/A              9.744 8
VISB 9  2.70%
                      12/31/2009              N/A              9.736 0
VISC 1  2.45%
                      12/31/2009              N/A              9.741 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 10 3.00
                      12/31/2009              N/A              9.731 0
VISC 11 2.30%
                      12/31/2009              N/A              9.744 0
VISC 12 3.15%
                      12/31/2009              N/A              9.728 0
VISC 14 1.75%
                      12/31/2009              N/A              9.754 0
VISC 15 2.05%
                      12/31/2009              N/A              9.748 0
VISC 2  2.75%
                      12/31/2009              N/A              9.735 0
VISC 3  2.60%
                      12/31/2009              N/A              9.738 0
VISC 4  2.90%
                      12/31/2009              N/A              9.732 0
VISC 5  2.15%
                      12/31/2009              N/A              9.746 3
VISC 7  2.55%
                      12/31/2009              N/A              9.739 0
VISC 8  2.85%
                      12/31/2009              N/A              9.733 0
VISC 9  2.70%
                      12/31/2009              N/A              9.736 0
VISI 10 2.50%
                      12/31/2009              N/A              9.740 0
VISI 11 2.35%
                      12/31/2009              N/A              9.743 0
VISI 12 2.65%
                      12/31/2009              N/A              9.737 0
VISI 13 1.95%
                      12/31/2009              N/A              9.750 5
VISI 14 2.80%
                      12/31/2009              N/A              9.734 0
VISI 2  1.70%
                      12/31/2009              N/A              9.755 4
VISI 3  2.10%
                      12/31/2009              N/A              9.747 35
VISI 4  2.40%
                      12/31/2009              N/A              9.742 4
VISI 5  2.25%
                      12/31/2009              N/A              9.745 6
VISI 6  2.55%
                      12/31/2009              N/A              9.739 0
VISI 7  1.80%
                      12/31/2009              N/A              9.753 13
VISI 9  2.20%
                      12/31/2009              N/A              9.746 2
VISL 1  1.65%
                      12/31/2009              N/A              9.756 1
VISL 10 2.75%
                      12/31/2009              N/A              9.735 0
VISL 11 2.60%
                      12/31/2009              N/A              9.738 0
VISL 12 2.90%
                      12/31/2009              N/A              9.732 30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 13 2.20%
                      12/31/2009              N/A              9.746 0
VISL 14 3.05%
                      12/31/2009              N/A              9.730 0
VISL 2  1.95%
                      12/31/2009              N/A              9.750 0
VISL 3  2.35%
                      12/31/2009              N/A              9.743 20
VISL 4  2.65%
                      12/31/2009              N/A              9.737 0
VISL 5  2.50%
                      12/31/2009              N/A              9.740 1
VISL 6  2.80%
                      12/31/2009              N/A              9.734 2
VISL 7  2.05%
                      12/31/2009              N/A              9.748 0
VISL 9  2.45%
                      12/31/2009              N/A              9.741 0
AZL Invesco International Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              19.276 4
                      12/31/2008              19.276              11.062 6
                      12/31/2009              11.062              14.579 11
VISB 10 3.00%
                      12/31/2008              N/A              10.279 1
                      12/31/2009              10.279              13.399 4
VISB 11 2.85%
                      12/31/2008              N/A              10.382 0
                      12/31/2009              10.382              13.554 1
VISB 12 3.15%
                      12/31/2008              N/A              10.176 0
                      12/31/2009              10.176              13.245 1
VISB 13 3.30%
                      12/31/2009              N/A              13.094 2
VISB 14 2.45%
                      12/31/2009              N/A              13.977 1
VISB 2  2.20%
                      12/31/2007              N/A              18.646 5
                      12/31/2008              18.646              10.668 6
                      12/31/2009              10.668              14.019 8
VISB 3  2.60%
                      12/31/2007              N/A              18.525 0
                      12/31/2008              18.525              10.557 5
                      12/31/2009              10.557              13.817 8
VISB 4  2.90%
                      12/31/2007              N/A              17.920 0
                      12/31/2008              17.920              10.181 1
                      12/31/2009              10.181              13.285 11
VISB 5  2.75%
                      12/31/2007              N/A              18.368 0
                      12/31/2008              18.368              10.452 4
                      12/31/2009              10.452              13.658 4
VISB 6  3.05%
                      12/31/2007              N/A              17.768 0
                      12/31/2008              17.768              10.080 0
                      12/31/2009              10.080              13.133 7

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

31

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 7  2.30%
                      12/31/2008              N/A              10.770 4
                      12/31/2009              10.770              14.138 11
VISB 9  2.70%
                      12/31/2008              N/A              10.487 0
                      12/31/2009              10.487              13.711 2
VISC 1  2.45%
                      12/31/2008              N/A              10.663 0
                      12/31/2009              10.663              13.977 0
VISC 10 3.00%
                      12/31/2008              N/A              10.279 0
                      12/31/2009              10.279              13.399 0
VISC 11 2.30%
                      12/31/2009              N/A              14.138 0
VISC 12 3.15%
                      12/31/2009              N/A              13.245 0
VISC 14 1.75%
                      12/31/2009              N/A              14.737 0
VISC 15 2.05%
                      12/31/2009              N/A              14.412 0
VISC 2  2.75%
                      12/31/2008              N/A              10.452 0
                      12/31/2009              10.452              13.658 0
VISC 3  2.60%
                      12/31/2008              N/A              10.557 0
                      12/31/2009              10.557              13.817 0
VISC 4  2.90%
                      12/31/2008              N/A              10.347 0
                      12/31/2009              10.347              13.502 0
VISC 5  2.15%
                      12/31/2008              N/A              10.879 0
                      12/31/2009              10.879              14.302 0
VISC 7  2.55%
                      12/31/2008              N/A              10.592 0
                      12/31/2009              10.592              13.870 0
VISC 8  2.85%
                      12/31/2008              N/A              10.382 0
                      12/31/2009              10.382              13.554 2
VISC 9  2.70%
                      12/31/2008              N/A              10.487 0
                      12/31/2009              10.487              13.711 0
VISI 10 2.50%
                      12/31/2008              N/A              10.628 0
                      12/31/2009              10.628              13.923 8
VISI 11 2.35%
                      12/31/2008              N/A              10.735 0
                      12/31/2009              10.735              14.084 5
VISI 12 2.65%
                      12/31/2008              N/A              10.522 0
                      12/31/2009              10.522              13.764 7
VISI 13 1.95%
                      12/31/2009              N/A              14.524 25
VISI 14 2.80%
                      12/31/2009              N/A              13.606 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 2  1.70%
                      12/31/2007              N/A              19.496 1
                      12/31/2008              19.496              11.211 3
                      12/31/2009              11.211              14.805 9
VISI 3  2.10%
                      12/31/2007              N/A              19.058 0
                      12/31/2008              19.058              10.915 4
                      12/31/2009              10.915              14.357 32
VISI 4  2.40%
                      12/31/2007              N/A              18.736 0
                      12/31/2008              18.736              10.699 4
                      12/31/2009              10.699              14.030 18
VISI 5  2.25%
                      12/31/2007              N/A              18.897 0
                      12/31/2008              18.897              10.806 2
                      12/31/2009              10.806              14.193 18
VISI 6  2.55%
                      12/31/2007              N/A              18.578 0
                      12/31/2008              18.578              10.592 1
                      12/31/2009              10.592              13.870 3
VISI 7  1.80%
                      12/31/2008              N/A              11.136 4
                      12/31/2009              11.136              14.692 21
VISI 9  2.20%
                      12/31/2008              N/A              10.668 0
                      12/31/2009              10.668              14.019 3
VISL 1  1.65%
                      12/31/2007              N/A              19.551 1
                      12/31/2008              19.551              11.248 9
                      12/31/2009              11.248              14.862 13
VISL 10 2.75%
                      12/31/2008              N/A              10.452 0
                      12/31/2009              10.452              13.658 0
VISL 11 2.60%
                      12/31/2008              N/A              10.557 0
                      12/31/2009              10.557              13.817 0
VISL 12 2.90%
                      12/31/2008              N/A              10.347 0
                      12/31/2009              10.347              13.502 0
VISL 13 2.20%
                      12/31/2009              N/A              14.019 0
VISL 14 3.05%
                      12/31/2009              N/A              13.133 0
VISL 2  1.95%
                      12/31/2007              N/A              19.221 0
                      12/31/2008              19.221              11.025 0
                      12/31/2009              11.025              14.524 1
VISL 3  2.35%
                      12/31/2007              N/A              18.790 0
                      12/31/2008              18.790              10.735 9
                      12/31/2009              10.735              14.084 21
VISL 4  2.65%
                      12/31/2007              N/A              18.473 0
                      12/31/2008              18.473              10.522 0
                      12/31/2009              10.522              13.764 4

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

32

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 5  2.50%
                      12/31/2007              N/A              18.630 0
                      12/31/2008              18.630              10.628 2
                      12/31/2009              10.628              13.923 5
VISL 6  2.80%
                      12/31/2007              N/A              18.316 0
                      12/31/2008              18.316              10.417 12
                      12/31/2009              10.417              13.606 14
VISL 7  2.05%
                      12/31/2008              N/A              10.952 0
                      12/31/2009              10.952              14.412 1
VISL 9  2.45%
                      12/31/2008              N/A              10.663 1
                      12/31/2009              10.663              13.977 4
AZL JPMorgan U.S. Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.704 0
                      12/31/2008              12.704              7.643 1
                      12/31/2009              7.643              10.027 2
VISB 10 3.00%
                      12/31/2008              N/A              7.261 0
                      12/31/2009              7.261              9.422 0
VISB 11 2.85%
                      12/31/2008              N/A              7.311 0
                      12/31/2009              7.311              9.501 0
VISB 12 3.15%
                      12/31/2008              N/A              7.210 0
                      12/31/2009              7.210              9.342 0
VISB 13 3.30%
                      12/31/2009              N/A              9.263 0
VISB 14 2.45%
                      12/31/2009              N/A              9.719 1
VISB 2  2.20%
                      12/31/2007              N/A              12.438 1
                      12/31/2008              12.438              7.461 3
                      12/31/2009              7.461              9.759 2
VISB 3  2.60%
                      12/31/2007              N/A              12.382 0
                      12/31/2008              12.382              7.397 4
                      12/31/2009              7.397              9.637 5
VISB 4  2.90%
                      12/31/2007              N/A              12.123 0
                      12/31/2008              12.123              7.221 0
                      12/31/2009              7.221              9.379 2
VISB 5  2.75%
                      12/31/2007              N/A              12.314 0
                      12/31/2008              12.314              7.345 1
                      12/31/2009              7.345              9.555 1
VISB 6  3.05%
                      12/31/2007              N/A              12.056 0
                      12/31/2008              12.056              7.170 0
                      12/31/2009              7.170              9.300 1
VISB 7  2.30%
                      12/31/2008              N/A              7.501 3
                      12/31/2009              7.501              9.802 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 9  2.70%
                      12/31/2008              N/A              7.363 0
                      12/31/2009              7.363              9.582 0
VISC 1  2.45%
                      12/31/2008              N/A              7.449 0
                      12/31/2009              7.449              9.719 0
VISC 10 3.00%
                      12/31/2008              N/A              7.261 0
                      12/31/2009              7.261              9.422 0
VISC 11 2.30%
                      12/31/2009              N/A              9.802 1
VISC 12 3.15%
                      12/31/2009              N/A              9.342 0
VISC 14 1.75%
                      12/31/2009              N/A              10.105 0
VISC 15 2.05%
                      12/31/2009              N/A              9.943 0
VISC 2  2.75%
                      12/31/2008              N/A              7.345 0
                      12/31/2009              7.345              9.555 0
VISC 3  2.60%
                      12/31/2008              N/A              7.397 0
                      12/31/2009              7.397              9.637 0
VISC 4  2.90%
                      12/31/2008              N/A              7.294 0
                      12/31/2009              7.294              9.474 0
VISC 5  2.15%
                      12/31/2008              N/A              7.555 0
                      12/31/2009              7.555              9.887 1
VISC 7  2.55%
                      12/31/2008              N/A              7.414 0
                      12/31/2009              7.414              9.664 0
VISC 8  2.85%
                      12/31/2008              N/A              7.311 0
                      12/31/2009              7.311              9.501 0
VISC 9  2.70%
                      12/31/2008              N/A              7.363 0
                      12/31/2009              7.363              9.582 0
VISI 10 2.50%
                      12/31/2008              N/A              7.432 0
                      12/31/2009              7.432              9.692 1
VISI 11 2.35%
                      12/31/2008              N/A              7.484 1
                      12/31/2009              7.484              9.775 1
VISI 12 2.65%
                      12/31/2008              N/A              7.380 0
                      12/31/2009              7.380              9.610 0
VISI 13 1.95%
                      12/31/2009              N/A              9.999 2
VISI 14 2.80%
                      12/31/2009              N/A              9.528 0
VISI 2  1.70%
                      12/31/2007              N/A              12.798 2
                      12/31/2008              12.798              7.715 3
                      12/31/2009              7.715              10.142 6

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

33

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2007              N/A              12.611 0
                      12/31/2008              12.611              7.572 12
                      12/31/2009              7.572              9.914 23
VISI 4  2.40%
                      12/31/2007              N/A              12.473 0
                      12/31/2008              12.473              7.467 5
                      12/31/2009              7.467              9.747 10
VISI 5  2.25%
                      12/31/2007              N/A              12.542 0
                      12/31/2008              12.542              7.519 8
                      12/31/2009              7.519              9.830 10
VISI 6  2.55%
                      12/31/2007              N/A              12.404 0
                      12/31/2008              12.404              7.414 0
                      12/31/2009              7.414              9.664 2
VISI 7  1.80%
                      12/31/2008              N/A              7.679 9
                      12/31/2009              7.679              10.085 21
VISI 9  2.20%
                      12/31/2008              N/A              7.461 2
                      12/31/2009              7.461              9.759 2
VISL 1  1.65%
                      12/31/2007              N/A              12.821 1
                      12/31/2008              12.821              7.733 5
                      12/31/2009              7.733              10.171 3
VISL 10 2.75%
                      12/31/2008              N/A              7.345 0
                      12/31/2009              7.345              9.555 0
VISL 11 2.60%
                      12/31/2008              N/A              7.397 0
                      12/31/2009              7.397              9.637 0
VISL 12 2.90%
                      12/31/2008              N/A              7.294 0
                      12/31/2009              7.294              9.474 0
VISL 13 2.20%
                      12/31/2009              N/A              9.759 1
VISL 14 3.05%
                      12/31/2009              N/A              9.300 0
VISL 2  1.95%
                      12/31/2007              N/A              12.681 0
                      12/31/2008              12.681              7.625 0
                      12/31/2009              7.625              9.999 0
VISL 3  2.35%
                      12/31/2007              N/A              12.496 0
                      12/31/2008              12.496              7.484 5
                      12/31/2009              7.484              9.775 7
VISL 4  2.65%
                      12/31/2007              N/A              12.359 0
                      12/31/2008              12.359              7.380 0
                      12/31/2009              7.380              9.610 0
VISL 5  2.50%
                      12/31/2007              N/A              12.427 0
                      12/31/2008              12.427              7.432 0
                      12/31/2009              7.432              9.692 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 6  2.80%
                      12/31/2007              N/A              12.291 0
                      12/31/2008              12.291              7.328 2
                      12/31/2009              7.328              9.528 2
VISL 7  2.05%
                      12/31/2008              N/A              7.590 0
                      12/31/2009              7.590              9.943 1
VISL 9  2.45%
                      12/31/2008              N/A              7.449 0
                      12/31/2009              7.449              9.719 1
AZL MFS Investors Trust Fund
VISB 1  1.90%
                      12/31/2007              N/A              14.674 5
                      12/31/2008              14.674              8.622 5
                      12/31/2009              8.622              12.843 23
VISB 10 3.00%
                      12/31/2008              N/A              8.281 0
                      12/31/2009              8.281              12.200 0
VISB 11 2.85%
                      12/31/2008              N/A              8.326 0
                      12/31/2009              8.326              12.285 1
VISB 12 3.15%
                      12/31/2008              N/A              8.236 0
                      12/31/2009              8.236              12.115 0
VISB 13 3.30%
                      12/31/2009              N/A              12.030 0
VISB 14 2.45%
                      12/31/2009              N/A              12.517 9
VISB 2  2.20%
                      12/31/2007              N/A              14.453 1
                      12/31/2008              14.453              8.467 1
                      12/31/2009              8.467              12.574 3
VISB 3  2.60%
                      12/31/2007              N/A              14.401 0
                      12/31/2008              14.401              8.403 5
                      12/31/2009              8.403              12.429 10
VISB 4  2.90%
                      12/31/2007              N/A              14.185 0
                      12/31/2008              14.185              8.252 1
                      12/31/2009              8.252              12.169 1
VISB 5  2.75%
                      12/31/2007              N/A              14.344 0
                      12/31/2008              14.344              8.357 3
                      12/31/2009              8.357              12.342 10
VISB 6  3.05%
                      12/31/2007              N/A              14.128 0
                      12/31/2008              14.128              8.207 0
                      12/31/2009              8.207              12.084 1
VISB 7  2.30%
                      12/31/2008              N/A              8.497 16
                      12/31/2009              8.497              12.605 18
VISB 9  2.70%
                      12/31/2008              N/A              8.372 0
                      12/31/2009              8.372              12.371 2

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

34

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 1  2.45%
                      12/31/2008              N/A              8.450 0
                      12/31/2009              8.450              12.517 0
VISC 10 3.00%
                      12/31/2008              N/A              8.281 0
                      12/31/2009              8.281              12.200 0
VISC 11 2.30%
                      12/31/2009              N/A              12.605 2
VISC 12 3.15%
                      12/31/2009              N/A              12.115 0
VISC 14 1.75%
                      12/31/2009              N/A              12.933 0
VISC 15 2.05%
                      12/31/2009              N/A              12.754 0
VISC 2  2.75%
                      12/31/2008              N/A              8.357 0
                      12/31/2009              8.357              12.342 0
VISC 3  2.60%
                      12/31/2008              N/A              8.403 0
                      12/31/2009              8.403              12.429 0
VISC 4  2.90%
                      12/31/2008              N/A              8.311 0
                      12/31/2009              8.311              12.256 0
VISC 5  2.15%
                      12/31/2008              N/A              8.544 0
                      12/31/2009              8.544              12.694 0
VISC 7  2.55%
                      12/31/2008              N/A              8.419 0
                      12/31/2009              8.419              12.458 0
VISC 8  2.85%
                      12/31/2008              N/A              8.326 0
                      12/31/2009              8.326              12.285 0
VISC 9  2.70%
                      12/31/2008              N/A              8.372 0
                      12/31/2009              8.372              12.371 0
VISI 10 2.50%
                      12/31/2008              N/A              8.434 2
                      12/31/2009              8.434              12.487 8
VISI 11 2.35%
                      12/31/2008              N/A              8.481 0
                      12/31/2009              8.481              12.575 5
VISI 12 2.65%
                      12/31/2008              N/A              8.388 0
                      12/31/2009              8.388              12.400 0
VISI 13 1.95%
                      12/31/2009              N/A              12.813 31
VISI 14 2.80%
                      12/31/2009              N/A              12.313 0
VISI 2  1.70%
                      12/31/2007              N/A              14.752 0
                      12/31/2008              14.752              8.686 0
                      12/31/2009              8.686              12.964 6
VISI 3  2.10%
                      12/31/2007              N/A              14.595 0
                      12/31/2008              14.595              8.559 10
                      12/31/2009              8.559              12.723 30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 4  2.40%
                      12/31/2007              N/A              14.479 0
                      12/31/2008              14.479              8.465 1
                      12/31/2009              8.465              12.546 1
VISI 5  2.25%
                      12/31/2007              N/A              14.537 0
                      12/31/2008              14.537              8.512 6
                      12/31/2009              8.512              12.634 8
VISI 6  2.55%
                      12/31/2007              N/A              14.421 0
                      12/31/2008              14.421              8.419 2
                      12/31/2009              8.419              12.458 3
VISI 7  1.80%
                      12/31/2008              N/A              8.654 19
                      12/31/2009              8.654              12.903 38
VISI 9  2.20%
                      12/31/2008              N/A              8.467 0
                      12/31/2009              8.467              12.574 2
VISL 1  1.65%
                      12/31/2007              N/A              14.772 2
                      12/31/2008              14.772              8.702 5
                      12/31/2009              8.702              12.994 3
VISL 10 2.75%
                      12/31/2008              N/A              8.357 0
                      12/31/2009              8.357              12.342 0
VISL 11 2.60%
                      12/31/2008              N/A              8.403 0
                      12/31/2009              8.403              12.429 0
VISL 12 2.90%
                      12/31/2008              N/A              8.311 0
                      12/31/2009              8.311              12.256 0
VISL 13 2.20%
                      12/31/2009              N/A              12.574 4
VISL 14 3.05%
                      12/31/2009              N/A              12.084 0
VISL 2  1.95%
                      12/31/2007              N/A              14.654 0
                      12/31/2008              14.654              8.607 4
                      12/31/2009              8.607              12.813 5
VISL 3  2.35%
                      12/31/2007              N/A              14.498 0
                      12/31/2008              14.498              8.481 7
                      12/31/2009              8.481              12.575 7
VISL 4  2.65%
                      12/31/2007              N/A              14.382 0
                      12/31/2008              14.382              8.388 4
                      12/31/2009              8.388              12.400 8
VISL 5  2.50%
                      12/31/2007              N/A              14.440 0
                      12/31/2008              14.440              8.434 10
                      12/31/2009              8.434              12.487 8
VISL 6  2.80%
                      12/31/2007              N/A              14.325 0
                      12/31/2008              14.325              8.342 4
                      12/31/2009              8.342              12.313 7

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

35

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 7  2.05%
                      12/31/2008              N/A              8.575 5
                      12/31/2009              8.575              12.754 5
VISL 9  2.45%
                      12/31/2008              N/A              8.450 0
                      12/31/2009              8.450              12.517 0
AZL Money Market Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.318 47
                      12/31/2008              10.318              10.370 125
                      12/31/2009              10.370              10.197 183
VISB 10 3.00%
                      12/31/2008              N/A              9.743 7
                      12/31/2009              9.743              9.475 3
VISB 11 2.85%
                      12/31/2008              N/A              9.874 8
                      12/31/2009              9.874              9.617 8
VISB 12 3.15%
                      12/31/2008              N/A              9.613 11
                      12/31/2009              9.613              9.335 3
VISB 13 3.30%
                      12/31/2009              N/A              8.996 0
VISB 14 2.45%
                      12/31/2009              N/A              10.007 0
VISB 2  2.20%
                      12/31/2007              N/A              10.105 49
                      12/31/2008              10.105              10.126 77
                      12/31/2009              10.126              9.927 47
VISB 3  2.60%
                      12/31/2007              N/A              9.828 0
                      12/31/2008              9.828              9.809 114
                      12/31/2009              9.809              9.578 181
VISB 4  2.90%
                      12/31/2007              N/A              9.625 0
                      12/31/2008              9.625              9.577 28
                      12/31/2009              9.577              9.324 20
VISB 5  2.75%
                      12/31/2007              N/A              9.726 0
                      12/31/2008              9.726              9.692 2
                      12/31/2009              9.692              9.450 24
VISB 6  3.05%
                      12/31/2007              N/A              9.525 0
                      12/31/2008              9.525              9.464 197
                      12/31/2009              9.464              9.200 85
VISB 7  2.30%
                      12/31/2008              N/A              10.046 1
                      12/31/2009              10.046              9.839 20
VISB 9  2.70%
                      12/31/2008              N/A              10.007 56
                      12/31/2009              10.007              9.762 0
VISC 1  2.45%
                      12/31/2008              N/A              10.233 12
                      12/31/2009              10.233              10.007 4
VISC 10 3.00%
                      12/31/2008              N/A              9.743 0
                      12/31/2009              9.743              9.475 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 11 2.30%
                      12/31/2009              N/A              9.839 0
VISC 12 3.15%
                      12/31/2009              N/A              9.335 0
VISC 14 1.75%
                      12/31/2009              N/A              10.718 11
VISC 15 2.05%
                      12/31/2009              N/A              10.412 0
VISC 2  2.75%
                      12/31/2008              N/A              9.962 13
                      12/31/2009              9.962              9.713 0
VISC 3  2.60%
                      12/31/2008              N/A              10.097 0
                      12/31/2009              10.097              9.859 0
VISC 4  2.90%
                      12/31/2008              N/A              9.830 0
                      12/31/2009              9.830              9.570 0
VISC 5  2.15%
                      12/31/2008              N/A              10.510 8
                      12/31/2009              10.510              10.309 0
VISC 7  2.55%
                      12/31/2008              N/A              10.142 0
                      12/31/2009              10.142              9.908 0
VISC 8  2.85%
                      12/31/2008              N/A              9.874 1
                      12/31/2009              9.874              9.617 5
VISC 9  2.70%
                      12/31/2008              N/A              10.007 0
                      12/31/2009              10.007              9.762 3
VISI 10 2.50%
                      12/31/2008              N/A              10.187 65
                      12/31/2009              10.187              9.957 27
VISI 11 2.35%
                      12/31/2008              N/A              10.325 5
                      12/31/2009              10.325              10.107 26
VISI 12 2.65%
                      12/31/2008              N/A              10.052 19
                      12/31/2009              10.052              9.810 21
VISI 13 1.95%
                      12/31/2009              N/A              10.516 16
VISI 14 2.80%
                      12/31/2009              N/A              9.665 0
VISI 2  1.70%
                      12/31/2007              N/A              10.864 0
                      12/31/2008              10.864              10.941 52
                      12/31/2009              10.941              10.780 48
VISI 3  2.10%
                      12/31/2007              N/A              10.525 0
                      12/31/2008              10.525              10.557 146
                      12/31/2009              10.557              10.361 160
VISI 4  2.40%
                      12/31/2007              N/A              10.278 0
                      12/31/2008              10.278              10.279 95
                      12/31/2009              10.279              10.057 23

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

36

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 5  2.25%
                      12/31/2007              N/A              10.401 0
                      12/31/2008              10.401              10.417 11
                      12/31/2009              10.417              10.208 63
VISI 6  2.55%
                      12/31/2007              N/A              10.156 0
                      12/31/2008              10.156              10.142 17
                      12/31/2009              10.142              9.908 4
VISI 7  1.80%
                      12/31/2008              N/A              10.844 119
                      12/31/2009              10.844              10.674 203
VISI 9  2.20%
                      12/31/2008              N/A              10.126 42
                      12/31/2009              10.126              9.927 19
VISL 1  1.65%
                      12/31/2007              N/A              10.907 0
                      12/31/2008              10.907              10.990 24
                      12/31/2009              10.990              10.834 128
VISL 10 2.75%
                      12/31/2008              N/A              9.962 56
                      12/31/2009              9.962              9.713 25
VISL 11 2.60%
                      12/31/2008              N/A              10.097 0
                      12/31/2009              10.097              9.859 7
VISL 12 2.90%
                      12/31/2008              N/A              9.830 0
                      12/31/2009              9.830              9.570 2
VISL 13 2.20%
                      12/31/2009              N/A              9.927 21
VISL 14 3.05%
                      12/31/2009              N/A              9.200 0
VISL 2  1.95%
                      12/31/2007              N/A              10.651 12
                      12/31/2008              10.651              10.700 36
                      12/31/2009              10.700              10.516 36
VISL 3  2.35%
                      12/31/2007              N/A              10.318 0
                      12/31/2008              10.318              10.325 137
                      12/31/2009              10.325              10.107 35
VISL 4  2.65%
                      12/31/2007              N/A              10.076 0
                      12/31/2008              10.076              10.052 102
                      12/31/2009              10.052              9.810 80
VISL 5  2.50%
                      12/31/2007              N/A              10.197 0
                      12/31/2008              10.197              10.187 24
                      12/31/2009              10.187              9.957 8
VISL 6  2.80%
                      12/31/2007              N/A              9.957 0
                      12/31/2008              9.957              9.918 5
                      12/31/2009              9.918              9.665 5
VISL 7  2.05%
                      12/31/2008              N/A              10.605 27
                      12/31/2009              10.605              10.412 37
VISL 9  2.45%
                      12/31/2008              N/A              10.233 42
                      12/31/2009              10.233              10.007 27

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL OCC Growth Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.367 0
VISB 10 3.00%
                      12/31/2009              N/A              10.345 0
VISB 11 2.85%
                      12/31/2009              N/A              10.348 0
VISB 12 3.15%
                      12/31/2009              N/A              10.342 0
VISB 13 3.30%
                      12/31/2009              N/A              10.339 0
VISB 14 2.45%
                      12/31/2009              N/A              10.356 0
VISB 2  2.20%
                      12/31/2009              N/A              10.361 0
VISB 3  2.60%
                      12/31/2009              N/A              10.353 0
VISB 4  2.90%
                      12/31/2009              N/A              10.347 0
VISB 5  2.75%
                      12/31/2009              N/A              10.350 0
VISB 6  3.05%
                      12/31/2009              N/A              10.344 0
VISB 7  2.30%
                      12/31/2009              N/A              10.359 0
VISB 9  2.70%
                      12/31/2009              N/A              10.351 0
VISC 1  2.45%
                      12/31/2009              N/A              10.356 0
VISC 10 3.00
                      12/31/2009              N/A              10.345 0
VISC 11 2.30%
                      12/31/2009              N/A              10.359 0
VISC 12 3.15%
                      12/31/2009              N/A              10.342 0
VISC 14 1.75%
                      12/31/2009              N/A              10.370 0
VISC 15 2.05%
                      12/31/2009              N/A              10.364 0
VISC 2  2.75%
                      12/31/2009              N/A              10.350 0
VISC 3  2.60%
                      12/31/2009              N/A              10.353 0
VISC 4  2.90%
                      12/31/2009              N/A              10.347 0
VISC 5  2.15%
                      12/31/2009              N/A              10.362 0
VISC 7  2.55%
                      12/31/2009              N/A              10.354 0
VISC 8  2.85%
                      12/31/2009              N/A              10.348 0
VISC 9  2.70%
                      12/31/2009              N/A              10.351 0
VISI 10 2.50%
                      12/31/2009              N/A              10.355 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

37

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 11 2.35%
                      12/31/2009              N/A              10.358 0
VISI 12 2.65%
                      12/31/2009              N/A              10.352 0
VISI 13 1.95%
                      12/31/2009              N/A              10.366 0
VISI 14 2.80%
                      12/31/2009              N/A              10.349 0
VISI 2  1.70%
                      12/31/2009              N/A              10.371 0
VISI 3  2.10%
                      12/31/2009              N/A              10.363 0
VISI 4  2.40%
                      12/31/2009              N/A              10.357 0
VISI 5  2.25%
                      12/31/2009              N/A              10.360 0
VISI 6  2.55%
                      12/31/2009              N/A              10.354 0
VISI 7  1.80%
                      12/31/2009              N/A              10.369 0
VISI 9  2.20%
                      12/31/2009              N/A              10.361 0
VISL 1  1.65%
                      12/31/2009              N/A              10.372 0
VISL 10 2.75%
                      12/31/2009              N/A              10.350 0
VISL 11 2.60%
                      12/31/2009              N/A              10.353 0
VISL 12 2.90%
                      12/31/2009              N/A              10.347 0
VISL 13 2.20%
                      12/31/2009              N/A              10.361 0
VISL 14 3.05%
                      12/31/2009              N/A              10.344 0
VISL 2  1.95%
                      12/31/2009              N/A              10.366 0
VISL 3  2.35%
                      12/31/2009              N/A              10.358 0
VISL 4  2.65%
                      12/31/2009              N/A              10.352 0
VISL 5  2.50%
                      12/31/2009              N/A              10.355 0
VISL 6  2.80%
                      12/31/2009              N/A              10.349 0
VISL 7  2.05%
                      12/31/2009              N/A              10.364 0
VISL 9  2.45%
                      12/31/2009              N/A              10.356 0
AZL OCC Opportunity Fund
VISB 1  1.90%
                      12/31/2007              N/A              16.205 0
                      12/31/2008              16.205              8.402 1
                      12/31/2009              8.402              13.034 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              7.807 0
                      12/31/2009              7.807              11.979 3
VISB 11 2.85%
                      12/31/2008              N/A              7.886 0
                      12/31/2009              7.886              12.118 0
VISB 12 3.15%
                      12/31/2008              N/A              7.729 0
                      12/31/2009              7.729              11.842 0
VISB 13 3.30%
                      12/31/2009              N/A              11.706 0
VISB 14 2.45%
                      12/31/2009              N/A              12.496 0
VISB 2  2.20%
                      12/31/2007              N/A              15.676 1
                      12/31/2008              15.676              8.103 3
                      12/31/2009              8.103              12.533 2
VISB 3  2.60%
                      12/31/2007              N/A              15.574 0
                      12/31/2008              15.574              8.019 1
                      12/31/2009              8.019              12.352 5
VISB 4  2.90%
                      12/31/2007              N/A              15.065 0
                      12/31/2008              15.065              7.733 0
                      12/31/2009              7.733              11.877 0
VISB 5  2.75%
                      12/31/2007              N/A              15.442 0
                      12/31/2008              15.442              7.939 0
                      12/31/2009              7.939              12.211 0
VISB 6  3.05%
                      12/31/2007              N/A              14.938 0
                      12/31/2008              14.938              7.656 1
                      12/31/2009              7.656              11.741 3
VISB 7  2.30%
                      12/31/2008              N/A              8.181 0
                      12/31/2009              8.181              12.640 2
VISB 9  2.70%
                      12/31/2008              N/A              7.965 0
                      12/31/2009              7.965              12.258 0
VISC 1  2.45%
                      12/31/2008              N/A              8.099 1
                      12/31/2009              8.099              12.496 1
VISC 10 3.00%
                      12/31/2008              N/A              7.807 0
                      12/31/2009              7.807              11.979 0
VISC 11 2.30%
                      12/31/2009              N/A              12.640 0
VISC 12 3.15%
                      12/31/2009              N/A              11.842 0
VISC 14 1.75%
                      12/31/2009              N/A              13.175 0
VISC 15 2.05%
                      12/31/2009              N/A              12.885 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

38

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              7.939 0
                      12/31/2009              7.939              12.211 0
VISC 3  2.60%
                      12/31/2008              N/A              8.019 0
                      12/31/2009              8.019              12.352 0
VISC 4  2.90%
                      12/31/2008              N/A              7.860 0
                      12/31/2009              7.860              12.071 0
VISC 5  2.15%
                      12/31/2008              N/A              8.263 0
                      12/31/2009              8.263              12.787 0
VISC 7  2.55%
                      12/31/2008              N/A              8.045 0
                      12/31/2009              8.045              12.400 0
VISC 8  2.85%
                      12/31/2008              N/A              7.886 0
                      12/31/2009              7.886              12.118 0
VISC 9  2.70%
                      12/31/2008              N/A              7.965 0
                      12/31/2009              7.965              12.258 0
VISI 10 2.50%
                      12/31/2008              N/A              8.072 6
                      12/31/2009              8.072              12.448 4
VISI 11 2.35%
                      12/31/2008              N/A              8.154 0
                      12/31/2009              8.154              12.592 1
VISI 12 2.65%
                      12/31/2008              N/A              7.992 0
                      12/31/2009              7.992              12.305 0
VISI 13 1.95%
                      12/31/2009              N/A              12.985 0
VISI 14 2.80%
                      12/31/2009              N/A              12.164 0
VISI 2  1.70%
                      12/31/2007              N/A              16.390 0
                      12/31/2008              16.390              8.515 0
                      12/31/2009              8.515              13.236 1
VISI 3  2.10%
                      12/31/2007              N/A              16.022 0
                      12/31/2008              16.022              8.291 15
                      12/31/2009              8.291              12.836 17
VISI 4  2.40%
                      12/31/2007              N/A              15.752 0
                      12/31/2008              15.752              8.126 1
                      12/31/2009              8.126              12.544 0
VISI 5  2.25%
                      12/31/2007              N/A              15.887 0
                      12/31/2008              15.887              8.208 0
                      12/31/2009              8.208              12.689 1
VISI 6  2.55%
                      12/31/2007              N/A              15.618 0
                      12/31/2008              15.618              8.045 0
                      12/31/2009              8.045              12.400 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              8.459 3
                      12/31/2009              8.459              13.135 4
VISI 9  2.20%
                      12/31/2008              N/A              8.103 0
                      12/31/2009              8.103              12.533 0
VISL 1  1.65%
                      12/31/2007              N/A              16.437 0
                      12/31/2008              16.437              8.544 3
                      12/31/2009              8.544              13.287 3
VISL 10 2.75%
                      12/31/2008              N/A              7.939 0
                      12/31/2009              7.939              12.211 0
VISL 11 2.60%
                      12/31/2008              N/A              8.019 0
                      12/31/2009              8.019              12.352 0
VISL 12 2.90%
                      12/31/2008              N/A              7.860 0
                      12/31/2009              7.860              12.071 0
VISL 13 2.20%
                      12/31/2009              N/A              12.533 1
VISL 14 3.05%
                      12/31/2009              N/A              11.741 0
VISL 2  1.95%
                      12/31/2007              N/A              16.159 0
                      12/31/2008              16.159              8.374 0
                      12/31/2009              8.374              12.985 0
VISL 3  2.35%
                      12/31/2007              N/A              15.797 0
                      12/31/2008              15.797              8.154 2
                      12/31/2009              8.154              12.592 1
VISL 4  2.65%
                      12/31/2007              N/A              15.530 0
                      12/31/2008              15.530              7.992 2
                      12/31/2009              7.992              12.305 1
VISL 5  2.50%
                      12/31/2007              N/A              15.663 0
                      12/31/2008              15.663              8.072 2
                      12/31/2009              8.072              12.448 1
VISL 6  2.80%
                      12/31/2007              N/A              15.398 0
                      12/31/2008              15.398              7.912 0
                      12/31/2009              7.912              12.164 0
VISL 7  2.05%
                      12/31/2008              N/A              8.319 0
                      12/31/2009              8.319              12.885 0
VISL 9  2.45%
                      12/31/2008              N/A              8.099 0
                      12/31/2009              8.099              12.496 0
AZL S&P 500 Index Fund
VISB 1 1.90%
VISB NY/TRAD GMDB
                      12/31/2007              N/A              9.849 0
                      12/31/2008              9.849              6.028 12
                      12/31/2009              6.028              7.414 26

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

39

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              5.918 0
                      12/31/2009              5.918              7.199 10
VISB 11 2.85%
                      12/31/2008              N/A              5.933 0
                      12/31/2009              5.933              7.228 38
VISB 12 3.15%
                      12/31/2008              N/A              5.903 0
                      12/31/2009              5.903              7.170 3
VISB 13 3.30%
                      12/31/2009              N/A              7.142 6
VISB 14 2.45%
                      12/31/2009              N/A              7.306 6
VISB 2  2.20%
                      12/31/2007              N/A              9.817 4
                      12/31/2008              9.817              5.991 12
                      12/31/2009              5.991              7.346 45
VISB 3  2.60%
                      12/31/2007              N/A              9.803 0
                      12/31/2008              9.803              5.958 5
                      12/31/2009              5.958              7.277 47
VISB 4  2.90%
                      12/31/2007              N/A              9.771 0
                      12/31/2008              9.771              5.921 0
                      12/31/2009              5.921              7.210 15
VISB 5  2.75%
                      12/31/2007              N/A              9.793 0
                      12/31/2008              9.793              5.943 1
                      12/31/2009              5.943              7.248 38
VISB 6  3.05%
                      12/31/2007              N/A              9.762 0
                      12/31/2008              9.762              5.906 4
                      12/31/2009              5.906              7.181 32
VISB 7  2.30%
                      12/31/2008              N/A              5.988 7
                      12/31/2009              5.988              7.335 11
VISB 9  2.70%
                      12/31/2008              N/A              5.948 0
                      12/31/2009              5.948              7.257 9
VISC 1  2.45%
                      12/31/2008              N/A              5.973 0
                      12/31/2009              5.973              7.306 0
VISC 10 3.00%
                      12/31/2008              N/A              5.918 0
                      12/31/2009              5.918              7.199 0
VISC 11 2.30%
                      12/31/2009              N/A              7.335 0
VISC 12 3.15%
                      12/31/2009              N/A              7.170 0
VISC 14 1.75%
                      12/31/2009              N/A              7.444 0
VISC 15 2.05%
                      12/31/2009              N/A              7.385 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              5.943 0
                      12/31/2009              5.943              7.248 1
VISC 3  2.60%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.277 0
VISC 4  2.90%
                      12/31/2008              N/A              5.928 0
                      12/31/2009              5.928              7.219 0
VISC 5  2.15%
                      12/31/2008              N/A              6.003 0
                      12/31/2009              6.003              7.365 0
VISC 7  2.55%
                      12/31/2008              N/A              5.963 0
                      12/31/2009              5.963              7.286 0
VISC 8  2.85%
                      12/31/2008              N/A              5.933 0
                      12/31/2009              5.933              7.228 6
VISC 9  2.70%
                      12/31/2008              N/A              5.948 0
                      12/31/2009              5.948              7.257 0
VISI 10 2.50%
                      12/31/2008              N/A              5.968 11
                      12/31/2009              5.968              7.296 36
VISI 11 2.35%
                      12/31/2008              N/A              5.983 0
                      12/31/2009              5.983              7.326 4
VISI 12 2.65%
                      12/31/2008              N/A              5.953 0
                      12/31/2009              5.953              7.267 26
VISI 13 1.95%
                      12/31/2009              N/A              7.404 112
VISI 14 2.80%
                      12/31/2009              N/A              7.238 6
VISI 2  1.70%
                      12/31/2007              N/A              9.862 0
                      12/31/2008              9.862              6.048 4
                      12/31/2009              6.048              7.454 10
VISI 3  2.10%
                      12/31/2007              N/A              9.836 0
                      12/31/2008              9.836              6.008 16
                      12/31/2009              6.008              7.375 91
VISI 4  2.40%
                      12/31/2007              N/A              9.816 0
                      12/31/2008              9.816              5.978 10
                      12/31/2009              5.978              7.316 46
VISI 5  2.25%
                      12/31/2007              N/A              9.826 0
                      12/31/2008              9.826              5.993 26
                      12/31/2009              5.993              7.345 83
VISI 6  2.55%
                      12/31/2007              N/A              9.806 0
                      12/31/2008              9.806              5.963 1
                      12/31/2009              5.963              7.286 3

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

40

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              6.038 69
                      12/31/2009              6.038              7.434 185
VISI 9  2.20%
                      12/31/2008              N/A              5.991 0
                      12/31/2009              5.991              7.346 19
VISL 1  1.65%
                      12/31/2007              N/A              9.865 0
                      12/31/2008              9.865              6.053 4
                      12/31/2009              6.053              7.464 17
VISL 10 2.75%
                      12/31/2008              N/A              5.943 0
                      12/31/2009              5.943              7.248 1
VISL 11 2.60%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.277 28
VISL 12 2.90%
                      12/31/2008              N/A              5.928 3
                      12/31/2009              5.928              7.219 3
VISL 13 2.20%
                      12/31/2009              N/A              7.346 24
VISL 14 3.05%
                      12/31/2009              N/A              7.181 0
VISL 2  1.95%
                      12/31/2007              N/A              9.846 0
                      12/31/2008              9.846              6.023 5
                      12/31/2009              6.023              7.404 5
VISL 3  2.35%
                      12/31/2007              N/A              9.819 0
                      12/31/2008              9.819              5.983 20
                      12/31/2009              5.983              7.326 48
VISL 4  2.65%
                      12/31/2007              N/A              9.799 0
                      12/31/2008              9.799              5.953 0
                      12/31/2009              5.953              7.267 14
VISL 5  2.50%
                      12/31/2007              N/A              9.809 0
                      12/31/2008              9.809              5.968 0
                      12/31/2009              5.968              7.296 4
VISL 6  2.80%
                      12/31/2007              N/A              9.790 0
                      12/31/2008              9.790              5.938 5
                      12/31/2009              5.938              7.238 11
VISL 7  2.05%
                      12/31/2008              N/A              6.013 1
                      12/31/2009              6.013              7.385 4
VISL 9  2.45%
                      12/31/2008              N/A              5.973 0
                      12/31/2009              5.973              7.306 0
AZL Schroder Emerging Markets Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.343 6
                      12/31/2008              13.343              6.299 10
                      12/31/2009              6.299              10.616 5

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              6.116 0
                      12/31/2009              6.116              10.196 5
VISB 11 2.85%
                      12/31/2008              N/A              6.140 0
                      12/31/2009              6.140              10.251 1
VISB 12 3.15%
                      12/31/2008              N/A              6.092 0
                      12/31/2009              6.092              10.140 1
VISB 13 3.30%
                      12/31/2009              N/A              10.084 2
VISB 14 2.45%
                      12/31/2009              N/A              10.404 1
VISB 2  2.20%
                      12/31/2007              N/A              13.221 3
                      12/31/2008              13.221              6.222 8
                      12/31/2009              6.222              10.456 5
VISB 3  2.60%
                      12/31/2007              N/A              13.187 0
                      12/31/2008              13.187              6.182 10
                      12/31/2009              6.182              10.346 16
VISB 4  2.90%
                      12/31/2007              N/A              13.067 0
                      12/31/2008              13.067              6.107 2
                      12/31/2009              6.107              10.191 9
VISB 5  2.75%
                      12/31/2007              N/A              13.154 0
                      12/31/2008              13.154              6.157 4
                      12/31/2009              6.157              10.289 8
VISB 6  3.05%
                      12/31/2007              N/A              13.035 0
                      12/31/2008              13.035              6.083 0
                      12/31/2009              6.083              10.135 12
VISB 7  2.30%
                      12/31/2008              N/A              6.232 4
                      12/31/2009              6.232              10.461 5
VISB 9  2.70%
                      12/31/2008              N/A              6.165 0
                      12/31/2009              6.165              10.308 2
VISC 1  2.45%
                      12/31/2008              N/A              6.207 4
                      12/31/2009              6.207              10.404 2
VISC 10 3.00%
                      12/31/2008              N/A              6.116 0
                      12/31/2009              6.116              10.196 0
VISC 11 2.30%
                      12/31/2009              N/A              10.461 1
VISC 12 3.15%
                      12/31/2009              N/A              10.140 0
VISC 14 1.75%
                      12/31/2009              N/A              10.675 0
VISC 15 2.05%
                      12/31/2009              N/A              10.558 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

41

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              6.157 0
                      12/31/2009              6.157              10.289 0
VISC 3  2.60%
                      12/31/2008              N/A              6.182 0
                      12/31/2009              6.182              10.346 0
VISC 4  2.90%
                      12/31/2008              N/A              6.132 0
                      12/31/2009              6.132              10.233 0
VISC 5  2.15%
                      12/31/2008              N/A              6.257 0
                      12/31/2009              6.257              10.519 0
VISC 7  2.55%
                      12/31/2008              N/A              6.190 0
                      12/31/2009              6.190              10.365 0
VISC 8  2.85%
                      12/31/2008              N/A              6.140 0
                      12/31/2009              6.140              10.251 2
VISC 9  2.70%
                      12/31/2008              N/A              6.165 0
                      12/31/2009              6.165              10.308 0
VISI 10 2.50%
                      12/31/2008              N/A              6.198 0
                      12/31/2009              6.198              10.384 6
VISI 11 2.35%
                      12/31/2008              N/A              6.223 1
                      12/31/2009              6.223              10.442 3
VISI 12 2.65%
                      12/31/2008              N/A              6.173 0
                      12/31/2009              6.173              10.327 9
VISI 13 1.95%
                      12/31/2009              N/A              10.597 5
VISI 14 2.80%
                      12/31/2009              N/A              10.270 2
VISI 2  1.70%
                      12/31/2007              N/A              13.388 1
                      12/31/2008              13.388              6.333 7
                      12/31/2009              6.333              10.695 10
VISI 3  2.10%
                      12/31/2007              N/A              13.298 0
                      12/31/2008              13.298              6.265 13
                      12/31/2009              6.265              10.538 24
VISI 4  2.40%
                      12/31/2007              N/A              13.232 0
                      12/31/2008              13.232              6.215 2
                      12/31/2009              6.215              10.423 20
VISI 5  2.25%
                      12/31/2007              N/A              13.265 0
                      12/31/2008              13.265              6.240 17
                      12/31/2009              6.240              10.480 26
VISI 6  2.55%
                      12/31/2007              N/A              13.198 0
                      12/31/2008              13.198              6.190 0
                      12/31/2009              6.190              10.365 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              6.316 7
                      12/31/2009              6.316              10.656 14
VISI 9  2.20%
                      12/31/2008              N/A              6.222 0
                      12/31/2009              6.222              10.456 1
VISL 1  1.65%
                      12/31/2007              N/A              13.399 6
                      12/31/2008              13.399              6.341 18
                      12/31/2009              6.341              10.714 7
VISL 10 2.75%
                      12/31/2008              N/A              6.157 0
                      12/31/2009              6.157              10.289 0
VISL 11 2.60%
                      12/31/2008              N/A              6.182 0
                      12/31/2009              6.182              10.346 2
VISL 12 2.90%
                      12/31/2008              N/A              6.132 9
                      12/31/2009              6.132              10.233 7
VISL 13 2.20%
                      12/31/2009              N/A              10.456 3
VISL 14 3.05%
                      12/31/2009              N/A              10.135 0
VISL 2  1.95%
                      12/31/2007              N/A              13.332 0
                      12/31/2008              13.332              6.290 2
                      12/31/2009              6.290              10.597 3
VISL 3  2.35%
                      12/31/2007              N/A              13.243 0
                      12/31/2008              13.243              6.223 11
                      12/31/2009              6.223              10.442 14
VISL 4  2.65%
                      12/31/2007              N/A              13.176 0
                      12/31/2008              13.176              6.173 0
                      12/31/2009              6.173              10.327 5
VISL 5  2.50%
                      12/31/2007              N/A              13.209 0
                      12/31/2008              13.209              6.198 3
                      12/31/2009              6.198              10.384 4
VISL 6  2.80%
                      12/31/2007              N/A              13.143 0
                      12/31/2008              13.143              6.149 14
                      12/31/2009              6.149              10.270 14
VISL 7  2.05%
                      12/31/2008              N/A              6.274 2
                      12/31/2009              6.274              10.558 3
VISL 9  2.45%
                      12/31/2008              N/A              6.207 0
                      12/31/2009              6.207              10.404 1
AZL Small Cap Stock Index Fund
VISB 1  1.90%
                      12/31/2007              N/A              9.298 5
                      12/31/2008              9.298              6.300 11
                      12/31/2009              6.300              7.717 10

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

42

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              6.185 0
                      12/31/2009              6.185              7.493 8
VISB 11 2.85%
                      12/31/2008              N/A              6.200 0
                      12/31/2009              6.200              7.523 0
VISB 12 3.15%
                      12/31/2008              N/A              6.169 0
                      12/31/2009              6.169              7.463 2
VISB 13 3.30%
                      12/31/2009              N/A              7.433 4
VISB 14 2.45%
                      12/31/2009              N/A              7.604 0
VISB 2  2.20%
                      12/31/2007              N/A              9.268 2
                      12/31/2008              9.268              6.261 3
                      12/31/2009              6.261              7.646 8
VISB 3  2.60%
                      12/31/2007              N/A              9.254 0
                      12/31/2008              9.254              6.226 4
                      12/31/2009              6.226              7.574 4
VISB 4  2.90%
                      12/31/2007              N/A              9.225 0
                      12/31/2008              9.225              6.188 1
                      12/31/2009              6.188              7.504 11
VISB 5  2.75%
                      12/31/2007              N/A              9.245 0
                      12/31/2008              9.245              6.211 1
                      12/31/2009              6.211              7.543 7
VISB 6  3.05%
                      12/31/2007              N/A              9.216 0
                      12/31/2008              9.216              6.172 0
                      12/31/2009              6.172              7.474 17
VISB 7  2.30%
                      12/31/2008              N/A              6.258 6
                      12/31/2009              6.258              7.635 2
VISB 9  2.70%
                      12/31/2008              N/A              6.216 0
                      12/31/2009              6.216              7.553 0
VISC 1  2.45%
                      12/31/2008              N/A              6.242 0
                      12/31/2009              6.242              7.604 0
VISC 10 3.00%
                      12/31/2008              N/A              6.185 0
                      12/31/2009              6.185              7.493 0
VISC 11 2.30%
                      12/31/2009              N/A              7.635 1
VISC 12 3.15%
                      12/31/2009              N/A              7.463 0
VISC 14 1.75%
                      12/31/2009              N/A              7.748 0
VISC 15 2.05%
                      12/31/2009              N/A              7.686 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              6.211 0
                      12/31/2009              6.211              7.543 1
VISC 3  2.60%
                      12/31/2008              N/A              6.226 0
                      12/31/2009              6.226              7.574 0
VISC 4  2.90%
                      12/31/2008              N/A              6.195 0
                      12/31/2009              6.195              7.513 0
VISC 5  2.15%
                      12/31/2008              N/A              6.273 0
                      12/31/2009              6.273              7.665 0
VISC 7  2.55%
                      12/31/2008              N/A              6.232 0
                      12/31/2009              6.232              7.584 0
VISC 8  2.85%
                      12/31/2008              N/A              6.200 0
                      12/31/2009              6.200              7.523 4
VISC 9  2.70%
                      12/31/2008              N/A              6.216 0
                      12/31/2009              6.216              7.553 0
VISI 10 2.50%
                      12/31/2008              N/A              6.237 0
                      12/31/2009              6.237              7.594 12
VISI 11 2.35%
                      12/31/2008              N/A              6.252 0
                      12/31/2009              6.252              7.624 0
VISI 12 2.65%
                      12/31/2008              N/A              6.221 0
                      12/31/2009              6.221              7.563 19
VISI 13 1.95%
                      12/31/2009              N/A              7.706 13
VISI 14 2.80%
                      12/31/2009              N/A              7.533 5
VISI 2  1.70%
                      12/31/2007              N/A              9.310 3
                      12/31/2008              9.310              6.321 10
                      12/31/2009              6.321              7.758 7
VISI 3  2.10%
                      12/31/2007              N/A              9.285 0
                      12/31/2008              9.285              6.279 7
                      12/31/2009              6.279              7.676 10
VISI 4  2.40%
                      12/31/2007              N/A              9.267 0
                      12/31/2008              9.267              6.247 3
                      12/31/2009              6.247              7.614 22
VISI 5  2.25%
                      12/31/2007              N/A              9.276 0
                      12/31/2008              9.276              6.263 5
                      12/31/2009              6.263              7.645 22
VISI 6  2.55%
                      12/31/2007              N/A              9.257 0
                      12/31/2008              9.257              6.232 1
                      12/31/2009              6.232              7.584 7

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

43

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              6.310 14
                      12/31/2009              6.310              7.737 29
VISI 9  2.20%
                      12/31/2008              N/A              6.261 0
                      12/31/2009              6.261              7.646 6
VISL 1  1.65%
                      12/31/2007              N/A              9.314 0
                      12/31/2008              9.314              6.326 0
                      12/31/2009              6.326              7.768 1
VISL 10 2.75%
                      12/31/2008              N/A              6.211 0
                      12/31/2009              6.211              7.543 1
VISL 11 2.60%
                      12/31/2008              N/A              6.226 0
                      12/31/2009              6.226              7.574 0
VISL 12 2.90%
                      12/31/2008              N/A              6.195 5
                      12/31/2009              6.195              7.513 6
VISL 13 2.20%
                      12/31/2009              N/A              7.646 0
VISL 14 3.05%
                      12/31/2009              N/A              7.474 0
VISL 2  1.95%
                      12/31/2007              N/A              9.295 0
                      12/31/2008              9.295              6.294 1
                      12/31/2009              6.294              7.706 0
VISL 3  2.35%
                      12/31/2007              N/A              9.270 0
                      12/31/2008              9.270              6.252 10
                      12/31/2009              6.252              7.624 16
VISL 4  2.65%
                      12/31/2007              N/A              9.251 0
                      12/31/2008              9.251              6.221 0
                      12/31/2009              6.221              7.563 8
VISL 5  2.50%
                      12/31/2007              N/A              9.261 0
                      12/31/2008              9.261              6.237 1
                      12/31/2009              6.237              7.594 4
VISL 6  2.80%
                      12/31/2007              N/A              9.242 0
                      12/31/2008              9.242              6.206 13
                      12/31/2009              6.206              7.533 15
VISL 7  2.05%
                      12/31/2008              N/A              6.284 8
                      12/31/2009              6.284              7.686 11
VISL 9  2.45%
                      12/31/2008              N/A              6.242 0
                      12/31/2009              6.242              7.604 0
AZL Turner Quantitative Small Cap Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.602 0
                      12/31/2008              12.602              7.005 0
                      12/31/2009              7.005              9.031 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              6.727 0
                      12/31/2009              6.727              8.579 0
VISB 11 2.85%
                      12/31/2008              N/A              6.764 0
                      12/31/2009              6.764              8.638 1
VISB 12 3.15%
                      12/31/2008              N/A              6.691 0
                      12/31/2009              6.691              8.519 0
VISB 13 3.30%
                      12/31/2009              N/A              8.459 0
VISB 14 2.45%
                      12/31/2009              N/A              8.801 7
VISB 2  2.20%
                      12/31/2007              N/A              12.413 0
                      12/31/2008              12.413              6.878 1
                      12/31/2009              6.878              8.841 1
VISB 3  2.60%
                      12/31/2007              N/A              12.369 0
                      12/31/2008              12.369              6.827 5
                      12/31/2009              6.827              8.740 5
VISB 4  2.90%
                      12/31/2007              N/A              12.183 0
                      12/31/2008              12.183              6.704 0
                      12/31/2009              6.704              8.557 0
VISB 5  2.75%
                      12/31/2007              N/A              12.319 0
                      12/31/2008              12.319              6.789 1
                      12/31/2009              6.789              8.679 2
VISB 6  3.05%
                      12/31/2007              N/A              12.134 0
                      12/31/2008              12.134              6.667 0
                      12/31/2009              6.667              8.497 0
VISB 7  2.30%
                      12/31/2008              N/A              6.902 3
                      12/31/2009              6.902              8.863 3
VISB 9  2.70%
                      12/31/2008              N/A              6.801 0
                      12/31/2009              6.801              8.699 2
VISC 1  2.45%
                      12/31/2008              N/A              6.864 0
                      12/31/2009              6.864              8.801 0
VISC 10 3.00%
                      12/31/2008              N/A              6.727 0
                      12/31/2009              6.727              8.579 0
VISC 11 2.30%
                      12/31/2009              N/A              8.863 0
VISC 12 3.15%
                      12/31/2009              N/A              8.519 0
VISC 14 1.75%
                      12/31/2009              N/A              9.094 0
VISC 15 2.05%
                      12/31/2009              N/A              8.968 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

44

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              6.789 0
                      12/31/2009              6.789              8.679 0
VISC 3  2.60%
                      12/31/2008              N/A              6.827 0
                      12/31/2009              6.827              8.740 0
VISC 4  2.90%
                      12/31/2008              N/A              6.752 0
                      12/31/2009              6.752              8.618 0
VISC 5  2.15%
                      12/31/2008              N/A              6.941 0
                      12/31/2009              6.941              8.926 0
VISC 7  2.55%
                      12/31/2008              N/A              6.839 0
                      12/31/2009              6.839              8.760 0
VISC 8  2.85%
                      12/31/2008              N/A              6.764 0
                      12/31/2009              6.764              8.638 0
VISC 9  2.70%
                      12/31/2008              N/A              6.801 0
                      12/31/2009              6.801              8.699 0
VISI 10 2.50%
                      12/31/2008              N/A              6.852 0
                      12/31/2009              6.852              8.781 0
VISI 11 2.35%
                      12/31/2008              N/A              6.890 0
                      12/31/2009              6.890              8.843 0
VISI 12 2.65%
                      12/31/2008              N/A              6.814 0
                      12/31/2009              6.814              8.719 0
VISI 13 1.95%
                      12/31/2009              N/A              9.010 6
VISI 14 2.80%
                      12/31/2009              N/A              8.658 0
VISI 2  1.70%
                      12/31/2007              N/A              12.670 0
                      12/31/2008              12.670              7.056 0
                      12/31/2009              7.056              9.116 0
VISI 3  2.10%
                      12/31/2007              N/A              12.535 0
                      12/31/2008              12.535              6.953 2
                      12/31/2009              6.953              8.947 30
VISI 4  2.40%
                      12/31/2007              N/A              12.435 0
                      12/31/2008              12.435              6.877 1
                      12/31/2009              6.877              8.822 2
VISI 5  2.25%
                      12/31/2007              N/A              12.485 0
                      12/31/2008              12.485              6.915 4
                      12/31/2009              6.915              8.884 3
VISI 6  2.55%
                      12/31/2007              N/A              12.385 0
                      12/31/2008              12.385              6.839 0
                      12/31/2009              6.839              8.760 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              7.031 10
                      12/31/2009              7.031              9.073 12
VISI 9  2.20%
                      12/31/2008              N/A              6.878 0
                      12/31/2009              6.878              8.841 0
VISL 1  1.65%
                      12/31/2007              N/A              12.687 0
                      12/31/2008              12.687              7.069 1
                      12/31/2009              7.069              9.137 2
VISL 10 2.75%
                      12/31/2008              N/A              6.789 0
                      12/31/2009              6.789              8.679 0
VISL 11 2.60%
                      12/31/2008              N/A              6.827 0
                      12/31/2009              6.827              8.740 0
VISL 12 2.90%
                      12/31/2008              N/A              6.752 0
                      12/31/2009              6.752              8.618 0
VISL 13 2.20%
                      12/31/2009              N/A              8.841 0
VISL 14 3.05%
                      12/31/2009              N/A              8.497 0
VISL 2  1.95%
                      12/31/2007              N/A              12.585 0
                      12/31/2008              12.585              6.992 1
                      12/31/2009              6.992              9.010 2
VISL 3  2.35%
                      12/31/2007              N/A              12.452 0
                      12/31/2008              12.452              6.890 5
                      12/31/2009              6.890              8.843 8
VISL 4  2.65%
                      12/31/2007              N/A              12.352 0
                      12/31/2008              12.352              6.814 0
                      12/31/2009              6.814              8.719 0
VISL 5  2.50%
                      12/31/2007              N/A              12.402 0
                      12/31/2008              12.402              6.852 1
                      12/31/2009              6.852              8.781 3
VISL 6  2.80%
                      12/31/2007              N/A              12.303 0
                      12/31/2008              12.303              6.777 1
                      12/31/2009              6.777              8.658 2
VISL 7  2.05%
                      12/31/2008              N/A              6.966 6
                      12/31/2009              6.966              8.968 1
VISL 9  2.45%
                      12/31/2008              N/A              6.864 1
                      12/31/2009              6.864              8.801 3
AZL Van Kampen Equity and Income Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.599 3
                      12/31/2008              12.599              9.404 15
                      12/31/2009              9.404              11.335 29

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

45

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              8.934 3
                      12/31/2009              8.934              10.650 2
VISB 11 2.85%
                      12/31/2008              N/A              8.996 0
                      12/31/2009              8.996              10.740 7
VISB 12 3.15%
                      12/31/2008              N/A              8.871 0
                      12/31/2009              8.871              10.560 0
VISB 13 3.30%
                      12/31/2009              N/A              10.471 1
VISB 14 2.45%
                      12/31/2009              N/A              10.987 2
VISB 2  2.20%
                      12/31/2007              N/A              12.335 1
                      12/31/2008              12.335              9.180 8
                      12/31/2009              9.180              11.032 17
VISB 3  2.60%
                      12/31/2007              N/A              12.279 0
                      12/31/2008              12.279              9.101 17
                      12/31/2009              9.101              10.894 2
VISB 4  2.90%
                      12/31/2007              N/A              12.022 0
                      12/31/2008              12.022              8.884 0
                      12/31/2009              8.884              10.602 5
VISB 5  2.75%
                      12/31/2007              N/A              12.211 0
                      12/31/2008              12.211              9.038 1
                      12/31/2009              9.038              10.802 5
VISB 6  3.05%
                      12/31/2007              N/A              11.956 0
                      12/31/2008              11.956              8.822 0
                      12/31/2009              8.822              10.513 2
VISB 7  2.30%
                      12/31/2008              N/A              9.230 0
                      12/31/2009              9.230              11.081 1
VISB 9  2.70%
                      12/31/2008              N/A              9.059 0
                      12/31/2009              9.059              10.832 0
VISC 1  2.45%
                      12/31/2008              N/A              9.165 0
                      12/31/2009              9.165              10.987 0
VISC 10 3.00%
                      12/31/2008              N/A              8.934 0
                      12/31/2009              8.934              10.650 0
VISC 11 2.30%
                      12/31/2009              N/A              11.081 0
VISC 12 3.15%
                      12/31/2009              N/A              10.560 0
VISC 14 1.75%
                      12/31/2009              N/A              11.423 0
VISC 15 2.05%
                      12/31/2009              N/A              11.240 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              9.038 0
                      12/31/2009              9.038              10.802 0
VISC 3  2.60%
                      12/31/2008              N/A              9.101 0
                      12/31/2009              9.101              10.894 0
VISC 4  2.90%
                      12/31/2008              N/A              8.975 0
                      12/31/2009              8.975              10.710 0
VISC 5  2.15%
                      12/31/2008              N/A              9.295 1
                      12/31/2009              9.295              11.176 0
VISC 7  2.55%
                      12/31/2008              N/A              9.123 0
                      12/31/2009              9.123              10.925 0
VISC 8  2.85%
                      12/31/2008              N/A              8.996 0
                      12/31/2009              8.996              10.740 0
VISC 9  2.70%
                      12/31/2008              N/A              9.059 0
                      12/31/2009              9.059              10.832 0
VISI 10 2.50%
                      12/31/2008              N/A              9.144 0
                      12/31/2009              9.144              10.956 0
VISI 11 2.35%
                      12/31/2008              N/A              9.208 0
                      12/31/2009              9.208              11.050 36
VISI 12 2.65%
                      12/31/2008              N/A              9.080 0
                      12/31/2009              9.080              10.863 17
VISI 13 1.95%
                      12/31/2009              N/A              11.303 10
VISI 14 2.80%
                      12/31/2009              N/A              10.771 2
VISI 2  1.70%
                      12/31/2007              N/A              12.691 0
                      12/31/2008              12.691              9.492 3
                      12/31/2009              9.492              11.465 53
VISI 3  2.10%
                      12/31/2007              N/A              12.506 0
                      12/31/2008              12.506              9.317 31
                      12/31/2009              9.317              11.207 63
VISI 4  2.40%
                      12/31/2007              N/A              12.369 0
                      12/31/2008              12.369              9.187 0
                      12/31/2009              9.187              11.018 2
VISI 5  2.25%
                      12/31/2007              N/A              12.438 0
                      12/31/2008              12.438              9.252 5
                      12/31/2009              9.252              11.112 17
VISI 6  2.55%
                      12/31/2007              N/A              12.301 0
                      12/31/2008              12.301              9.123 0
                      12/31/2009              9.123              10.925 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

46

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              9.448 25
                      12/31/2009              9.448              11.400 35
VISI 9  2.20%
                      12/31/2008              N/A              9.180 0
                      12/31/2009              9.180              11.032 0
VISL 1  1.65%
                      12/31/2007              N/A              12.715 1
                      12/31/2008              12.715              9.515 1
                      12/31/2009              9.515              11.497 16
VISL 10 2.75%
                      12/31/2008              N/A              9.038 0
                      12/31/2009              9.038              10.802 2
VISL 11 2.60%
                      12/31/2008              N/A              9.101 0
                      12/31/2009              9.101              10.894 0
VISL 12 2.90%
                      12/31/2008              N/A              8.975 0
                      12/31/2009              8.975              10.710 7
VISL 13 2.20%
                      12/31/2009              N/A              11.032 9
VISL 14 3.05%
                      12/31/2009              N/A              10.513 0
VISL 2  1.95%
                      12/31/2007              N/A              12.575 0
                      12/31/2008              12.575              9.382 0
                      12/31/2009              9.382              11.303 10
VISL 3  2.35%
                      12/31/2007              N/A              12.392 0
                      12/31/2008              12.392              9.208 3
                      12/31/2009              9.208              11.050 176
VISL 4  2.65%
                      12/31/2007              N/A              12.256 0
                      12/31/2008              12.256              9.080 0
                      12/31/2009              9.080              10.863 0
VISL 5  2.50%
                      12/31/2007              N/A              12.324 0
                      12/31/2008              12.324              9.144 1
                      12/31/2009              9.144              10.956 7
VISL 6  2.80%
                      12/31/2007              N/A              12.189 0
                      12/31/2008              12.189              9.017 0
                      12/31/2009              9.017              10.771 0
VISL 7  2.05%
                      12/31/2008              N/A              9.339 5
                      12/31/2009              9.339              11.240 12
VISL 9  2.45%
                      12/31/2008              N/A              9.165 0
                      12/31/2009              9.165              10.987 0
AZL Van Kampen Global Real Estate Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.761 4
                      12/31/2008              10.761              5.719 7
                      12/31/2009              5.719              7.867 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              5.554 0
                      12/31/2009              5.554              7.555 0
VISB 11 2.85%
                      12/31/2008              N/A              5.575 0
                      12/31/2009              5.575              7.597 3
VISB 12 3.15%
                      12/31/2008              N/A              5.531 0
                      12/31/2009              5.531              7.514 0
VISB 13 3.30%
                      12/31/2009              N/A              7.473 0
VISB 14 2.45%
                      12/31/2009              N/A              7.709 0
VISB 2  2.20%
                      12/31/2007              N/A              10.663 0
                      12/31/2008              10.663              5.650 1
                      12/31/2009              5.650              7.748 2
VISB 3  2.60%
                      12/31/2007              N/A              10.636 0
                      12/31/2008              10.636              5.613 11
                      12/31/2009              5.613              7.667 12
VISB 4  2.90%
                      12/31/2007              N/A              10.539 0
                      12/31/2008              10.539              5.545 1
                      12/31/2009              5.545              7.552 1
VISB 5  2.75%
                      12/31/2007              N/A              10.609 0
                      12/31/2008              10.609              5.590 7
                      12/31/2009              5.590              7.625 11
VISB 6  3.05%
                      12/31/2007              N/A              10.512 0
                      12/31/2008              10.512              5.523 5
                      12/31/2009              5.523              7.510 4
VISB 7  2.30%
                      12/31/2008              N/A              5.658 2
                      12/31/2009              5.658              7.752 3
VISB 9  2.70%
                      12/31/2008              N/A              5.598 0
                      12/31/2009              5.598              7.639 3
VISC 1  2.45%
                      12/31/2008              N/A              5.635 0
                      12/31/2009              5.635              7.709 0
VISC 10 3.00%
                      12/31/2008              N/A              5.554 0
                      12/31/2009              5.554              7.555 0
VISC 11 2.30%
                      12/31/2009              N/A              7.752 0
VISC 12 3.15%
                      12/31/2009              N/A              7.514 0
VISC 14 1.75%
                      12/31/2009              N/A              7.910 1
VISC 15 2.05%
                      12/31/2009              N/A              7.824 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

47

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              5.590 0
                      12/31/2009              5.590              7.625 0
VISC 3  2.60%
                      12/31/2008              N/A              5.613 0
                      12/31/2009              5.613              7.667 0
VISC 4  2.90%
                      12/31/2008              N/A              5.568 0
                      12/31/2009              5.568              7.583 0
VISC 5  2.15%
                      12/31/2008              N/A              5.681 0
                      12/31/2009              5.681              7.795 0
VISC 7  2.55%
                      12/31/2008              N/A              5.620 0
                      12/31/2009              5.620              7.681 0
VISC 8  2.85%
                      12/31/2008              N/A              5.575 0
                      12/31/2009              5.575              7.597 0
VISC 9  2.70%
                      12/31/2008              N/A              5.598 0
                      12/31/2009              5.598              7.639 0
VISI 10 2.50%
                      12/31/2008              N/A              5.628 0
                      12/31/2009              5.628              7.695 0
VISI 11 2.35%
                      12/31/2008              N/A              5.651 0
                      12/31/2009              5.651              7.738 0
VISI 12 2.65%
                      12/31/2008              N/A              5.605 0
                      12/31/2009              5.605              7.653 0
VISI 13 1.95%
                      12/31/2009              N/A              7.852 10
VISI 14 2.80%
                      12/31/2009              N/A              7.611 0
VISI 2  1.70%
                      12/31/2007              N/A              10.797 1
                      12/31/2008              10.797              5.750 1
                      12/31/2009              5.750              7.925 1
VISI 3  2.10%
                      12/31/2007              N/A              10.725 0
                      12/31/2008              10.725              5.689 14
                      12/31/2009              5.689              7.809 29
VISI 4  2.40%
                      12/31/2007              N/A              10.671 0
                      12/31/2008              10.671              5.643 5
                      12/31/2009              5.643              7.723 9
VISI 5  2.25%
                      12/31/2007              N/A              10.698 0
                      12/31/2008              10.698              5.666 9
                      12/31/2009              5.666              7.766 9
VISI 6  2.55%
                      12/31/2007              N/A              10.645 0
                      12/31/2008              10.645              5.620 1
                      12/31/2009              5.620              7.681 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              5.735 12
                      12/31/2009              5.735              7.896 17
VISI 9  2.20%
                      12/31/2008              N/A              5.650 0
                      12/31/2009              5.650              7.748 3
VISL 1  1.65%
                      12/31/2007              N/A              10.806 1
                      12/31/2008              10.806              5.758 3
                      12/31/2009              5.758              7.940 2
VISL 10 2.75%
                      12/31/2008              N/A              5.590 0
                      12/31/2009              5.590              7.625 0
VISL 11 2.60%
                      12/31/2008              N/A              5.613 0
                      12/31/2009              5.613              7.667 0
VISL 12 2.90%
                      12/31/2008              N/A              5.568 7
                      12/31/2009              5.568              7.583 6
VISL 13 2.20%
                      12/31/2009              N/A              7.748 0
VISL 14 3.05%
                      12/31/2009              N/A              7.510 0
VISL 2  1.95%
                      12/31/2007              N/A              10.752 0
                      12/31/2008              10.752              5.711 3
                      12/31/2009              5.711              7.852 4
VISL 3  2.35%
                      12/31/2007              N/A              10.680 0
                      12/31/2008              10.680              5.651 8
                      12/31/2009              5.651              7.738 8
VISL 4  2.65%
                      12/31/2007              N/A              10.627 0
                      12/31/2008              10.627              5.605 0
                      12/31/2009              5.605              7.653 0
VISL 5  2.50%
                      12/31/2007              N/A              10.653 0
                      12/31/2008              10.653              5.628 1
                      12/31/2009              5.628              7.695 1
VISL 6  2.80%
                      12/31/2007              N/A              10.600 0
                      12/31/2008              10.600              5.583 1
                      12/31/2009              5.583              7.611 3
VISL 7  2.05%
                      12/31/2008              N/A              5.696 1
                      12/31/2009              5.696              7.824 1
VISL 9  2.45%
                      12/31/2008              N/A              5.635 2
                      12/31/2009              5.635              7.709 3
AZL Van Kampen Growth and Income Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.822 1
                      12/31/2008              13.822              9.106 1
                      12/31/2009              9.106              11.047 2

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

48

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              8.368 0
                      12/31/2009              8.368              10.041 2
VISB 11 2.85%
                      12/31/2008              N/A              8.465 0
                      12/31/2009              8.465              10.173 8
VISB 12 3.15%
                      12/31/2008              N/A              8.272 0
                      12/31/2009              8.272              9.911 0
VISB 13 3.30%
                      12/31/2009              N/A              9.783 0
VISB 14 2.45%
                      12/31/2009              N/A              10.532 1
VISB 2  2.20%
                      12/31/2007              N/A              13.291 0
                      12/31/2008              13.291              8.729 1
                      12/31/2009              8.729              10.558 0
VISB 3  2.60%
                      12/31/2007              N/A              13.191 0
                      12/31/2008              13.191              8.629 1
                      12/31/2009              8.629              10.396 1
VISB 4  2.90%
                      12/31/2007              N/A              12.684 0
                      12/31/2008              12.684              8.272 0
                      12/31/2009              8.272              9.936 0
VISB 5  2.75%
                      12/31/2007              N/A              13.060 0
                      12/31/2008              13.060              8.530 1
                      12/31/2009              8.530              10.261 3
VISB 6  3.05%
                      12/31/2007              N/A              12.557 0
                      12/31/2008              12.557              8.178 0
                      12/31/2009              8.178              9.807 0
VISB 7  2.30%
                      12/31/2008              N/A              8.830 0
                      12/31/2009              8.830              10.670 0
VISB 9  2.70%
                      12/31/2008              N/A              8.563 0
                      12/31/2009              8.563              10.306 4
VISC 1  2.45%
                      12/31/2008              N/A              8.729 0
                      12/31/2009              8.729              10.532 0
VISC 10 3.00%
                      12/31/2008              N/A              8.368 0
                      12/31/2009              8.368              10.041 0
VISC 11 2.30%
                      12/31/2009              N/A              10.670 0
VISC 12 3.15%
                      12/31/2009              N/A              9.911 0
VISC 14 1.75%
                      12/31/2009              N/A              11.182 0
VISC 15 2.05%
                      12/31/2009              N/A              10.904 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              8.530 0
                      12/31/2009              8.530              10.261 0
VISC 3  2.60%
                      12/31/2008              N/A              8.629 0
                      12/31/2009              8.629              10.396 0
VISC 4  2.90%
                      12/31/2008              N/A              8.433 0
                      12/31/2009              8.433              10.128 0
VISC 5  2.15%
                      12/31/2008              N/A              8.932 0
                      12/31/2009              8.932              10.810 0
VISC 7  2.55%
                      12/31/2008              N/A              8.662 0
                      12/31/2009              8.662              10.441 0
VISC 8  2.85%
                      12/31/2008              N/A              8.465 0
                      12/31/2009              8.465              10.173 0
VISC 9  2.70%
                      12/31/2008              N/A              8.563 0
                      12/31/2009              8.563              10.306 0
VISI 10 2.50%
                      12/31/2008              N/A              8.696 0
                      12/31/2009              8.696              10.486 0
VISI 11 2.35%
                      12/31/2008              N/A              8.796 0
                      12/31/2009              8.796              10.624 3
VISI 12 2.65%
                      12/31/2008              N/A              8.596 0
                      12/31/2009              8.596              10.351 0
VISI 13 1.95%
                      12/31/2009              N/A              10.999 20
VISI 14 2.80%
                      12/31/2009              N/A              10.217 0
VISI 2  1.70%
                      12/31/2007              N/A              14.008 0
                      12/31/2008              14.008              9.246 0
                      12/31/2009              9.246              11.240 2
VISI 3  2.10%
                      12/31/2007              N/A              13.639 0
                      12/31/2008              13.639              8.967 9
                      12/31/2009              8.967              10.857 11
VISI 4  2.40%
                      12/31/2007              N/A              13.368 0
                      12/31/2008              13.368              8.763 1
                      12/31/2009              8.763              10.578 1
VISI 5  2.25%
                      12/31/2007              N/A              13.503 0
                      12/31/2008              13.503              8.864 3
                      12/31/2009              8.864              10.716 2
VISI 6  2.55%
                      12/31/2007              N/A              13.235 0
                      12/31/2008              13.235              8.662 0
                      12/31/2009              8.662              10.441 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

49

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              9.176 0
                      12/31/2009              9.176              11.143 9
VISI 9  2.20%
                      12/31/2008              N/A              8.729 0
                      12/31/2009              8.729              10.558 0
VISL 1  1.65%
                      12/31/2007              N/A              14.055 0
                      12/31/2008              14.055              9.282 0
                      12/31/2009              9.282              11.289 6
VISL 10 2.75%
                      12/31/2008              N/A              8.530 0
                      12/31/2009              8.530              10.261 0
VISL 11 2.60%
                      12/31/2008              N/A              8.629 0
                      12/31/2009              8.629              10.396 4
VISL 12 2.90%
                      12/31/2008              N/A              8.433 18
                      12/31/2009              8.433              10.128 19
VISL 13 2.20%
                      12/31/2009              N/A              10.558 0
VISL 14 3.05%
                      12/31/2009              N/A              9.807 0
VISL 2  1.95%
                      12/31/2007              N/A              13.776 0
                      12/31/2008              13.776              9.071 1
                      12/31/2009              9.071              10.999 1
VISL 3  2.35%
                      12/31/2007              N/A              13.413 0
                      12/31/2008              13.413              8.796 8
                      12/31/2009              8.796              10.624 15
VISL 4  2.65%
                      12/31/2007              N/A              13.147 0
                      12/31/2008              13.147              8.596 0
                      12/31/2009              8.596              10.351 0
VISL 5  2.50%
                      12/31/2007              N/A              13.279 0
                      12/31/2008              13.279              8.696 3
                      12/31/2009              8.696              10.486 7
VISL 6  2.80%
                      12/31/2007              N/A              13.016 0
                      12/31/2008              13.016              8.498 0
                      12/31/2009              8.498              10.217 0
VISL 7  2.05%
                      12/31/2008              N/A              9.001 0
                      12/31/2009              9.001              10.904 1
VISL 9  2.45%
                      12/31/2008              N/A              8.729 1
                      12/31/2009              8.729              10.532 1
AZL Van Kampen International Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              18.912 3
                      12/31/2008              18.912              13.255 3
                      12/31/2009              13.255              16.429 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              12.453 0
                      12/31/2009              12.453              15.265 0
VISB 11 2.85%
                      12/31/2008              N/A              12.559 0
                      12/31/2009              12.559              15.419 2
VISB 12 3.15%
                      12/31/2008              N/A              12.347 0
                      12/31/2009              12.347              15.113 0
VISB 13 3.30%
                      12/31/2009              N/A              14.963 0
VISB 14 2.45%
                      12/31/2009              N/A              15.837 1
VISB 2  2.20%
                      12/31/2007              N/A              18.404 0
                      12/31/2008              18.404              12.861 0
                      12/31/2009              12.861              15.892 4
VISB 3  2.60%
                      12/31/2007              N/A              18.303 0
                      12/31/2008              18.303              12.739 1
                      12/31/2009              12.739              15.679 10
VISB 4  2.90%
                      12/31/2007              N/A              17.812 0
                      12/31/2008              17.812              12.359 0
                      12/31/2009              12.359              15.166 1
VISB 5  2.75%
                      12/31/2007              N/A              18.176 0
                      12/31/2008              18.176              12.631 1
                      12/31/2009              12.631              15.522 6
VISB 6  3.05%
                      12/31/2007              N/A              17.687 0
                      12/31/2008              17.687              12.255 0
                      12/31/2009              12.255              15.015 1
VISB 7  2.30%
                      12/31/2008              N/A              12.958 0
                      12/31/2009              12.958              15.996 2
VISB 9  2.70%
                      12/31/2008              N/A              12.667 0
                      12/31/2009              12.667              15.574 3
VISC 1  2.45%
                      12/31/2008              N/A              12.848 0
                      12/31/2009              12.848              15.837 0
VISC 10 3.00%
                      12/31/2008              N/A              12.453 0
                      12/31/2009              12.453              15.265 0
VISC 11 2.30%
                      12/31/2009              N/A              15.996 0
VISC 12 3.15%
                      12/31/2009              N/A              15.113 0
VISC 14 1.75%
                      12/31/2009              N/A              16.581 0
VISC 15 2.05%
                      12/31/2009              N/A              16.265 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

50

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              12.631 0
                      12/31/2009              12.631              15.522 0
VISC 3  2.60%
                      12/31/2008              N/A              12.739 0
                      12/31/2009              12.739              15.679 0
VISC 4  2.90%
                      12/31/2008              N/A              12.524 0
                      12/31/2009              12.524              15.368 0
VISC 5  2.15%
                      12/31/2008              N/A              13.068 0
                      12/31/2009              13.068              16.157 0
VISC 7  2.55%
                      12/31/2008              N/A              12.775 0
                      12/31/2009              12.775              15.731 0
VISC 8  2.85%
                      12/31/2008              N/A              12.559 0
                      12/31/2009              12.559              15.419 0
VISC 9  2.70%
                      12/31/2008              N/A              12.667 0
                      12/31/2009              12.667              15.574 0
VISI 10 2.50%
                      12/31/2008              N/A              12.811 0
                      12/31/2009              12.811              15.784 1
VISI 11 2.35%
                      12/31/2008              N/A              12.921 1
                      12/31/2009              12.921              15.943 2
VISI 12 2.65%
                      12/31/2008              N/A              12.703 0
                      12/31/2009              12.703              15.626 0
VISI 13 1.95%
                      12/31/2009              N/A              16.374 14
VISI 14 2.80%
                      12/31/2009              N/A              15.471 0
VISI 2  1.70%
                      12/31/2007              N/A              19.090 1
                      12/31/2008              19.090              13.407 2
                      12/31/2009              13.407              16.650 8
VISI 3  2.10%
                      12/31/2007              N/A              18.736 0
                      12/31/2008              18.736              13.105 12
                      12/31/2009              13.105              16.211 49
VISI 4  2.40%
                      12/31/2007              N/A              18.475 0
                      12/31/2008              18.475              12.884 3
                      12/31/2009              12.884              15.890 6
VISI 5  2.25%
                      12/31/2007              N/A              18.605 0
                      12/31/2008              18.605              12.994 2
                      12/31/2009              12.994              16.049 6
VISI 6  2.55%
                      12/31/2007              N/A              18.346 0
                      12/31/2008              18.346              12.775 0
                      12/31/2009              12.775              15.731 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              13.331 20
                      12/31/2009              13.331              16.539 34
VISI 9  2.20%
                      12/31/2008              N/A              12.861 1
                      12/31/2009              12.861              15.892 1
VISL 1  1.65%
                      12/31/2007              N/A              19.135 0
                      12/31/2008              19.135              13.445 0
                      12/31/2009              13.445              16.706 3
VISL 10 2.75%
                      12/31/2008              N/A              12.631 0
                      12/31/2009              12.631              15.522 0
VISL 11 2.60%
                      12/31/2008              N/A              12.739 0
                      12/31/2009              12.739              15.679 0
VISL 12 2.90%
                      12/31/2008              N/A              12.524 0
                      12/31/2009              12.524              15.368 0
VISL 13 2.20%
                      12/31/2009              N/A              15.892 1
VISL 14 3.05%
                      12/31/2009              N/A              15.015 0
VISL 2  1.95%
                      12/31/2007              N/A              18.868 0
                      12/31/2008              18.868              13.218 1
                      12/31/2009              13.218              16.374 2
VISL 3  2.35%
                      12/31/2007              N/A              18.519 0
                      12/31/2008              18.519              12.921 4
                      12/31/2009              12.921              15.943 16
VISL 4  2.65%
                      12/31/2007              N/A              18.261 0
                      12/31/2008              18.261              12.703 1
                      12/31/2009              12.703              15.626 2
VISL 5  2.50%
                      12/31/2007              N/A              18.389 0
                      12/31/2008              18.389              12.811 0
                      12/31/2009              12.811              15.784 4
VISL 6  2.80%
                      12/31/2007              N/A              18.133 0
                      12/31/2008              18.133              12.595 0
                      12/31/2009              12.595              15.471 1
VISL 7  2.05%
                      12/31/2008              N/A              13.143 0
                      12/31/2009              13.143              16.265 4
VISL 9  2.45%
                      12/31/2008              N/A              12.848 0
                      12/31/2009              12.848              15.837 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

51

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Van Kampen Mid Cap Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              15.661 1
                      12/31/2008              15.661              7.910 7
                      12/31/2009              7.910              12.237 8
VISB 10 3.00%
                      12/31/2008              N/A              7.270 1
                      12/31/2009              7.270              11.123 4
VISB 11 2.85%
                      12/31/2008              N/A              7.354 0
                      12/31/2009              7.354              11.269 0
VISB 12 3.15%
                      12/31/2008              N/A              7.187 0
                      12/31/2009              7.187              10.979 0
VISB 13 3.30%
                      12/31/2009              N/A              10.837 0
VISB 14 2.45%
                      12/31/2009              N/A              11.667 2
VISB 2  2.20%
                      12/31/2007              N/A              15.059 5
                      12/31/2008              15.059              7.583 7
                      12/31/2009              7.583              11.696 5
VISB 3  2.60%
                      12/31/2007              N/A              14.946 0
                      12/31/2008              14.946              7.497 16
                      12/31/2009              7.497              11.516 14
VISB 4  2.90%
                      12/31/2007              N/A              14.372 0
                      12/31/2008              14.372              7.187 0
                      12/31/2009              7.187              11.007 4
VISB 5  2.75%
                      12/31/2007              N/A              14.797 0
                      12/31/2008              14.797              7.411 4
                      12/31/2009              7.411              11.367 7
VISB 6  3.05%
                      12/31/2007              N/A              14.228 0
                      12/31/2008              14.228              7.104 0
                      12/31/2009              7.104              10.864 4
VISB 7  2.30%
                      12/31/2008              N/A              7.671 2
                      12/31/2009              7.671              11.820 4
VISB 9  2.70%
                      12/31/2008              N/A              7.439 0
                      12/31/2009              7.439              11.416 0
VISC 1  2.45%
                      12/31/2008              N/A              7.583 0
                      12/31/2009              7.583              11.667 0
VISC 10 3.00%
                      12/31/2008              N/A              7.270 0
                      12/31/2009              7.270              11.123 0
VISC 11 2.30%
                      12/31/2009              N/A              11.820 0
VISC 12 3.15%
                      12/31/2009              N/A              10.979 0
VISC 14 1.75%
                      12/31/2009              N/A              12.388 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              12.079 0
VISC 2  2.75%
                      12/31/2008              N/A              7.411 0
                      12/31/2009              7.411              11.367 0
VISC 3  2.60%
                      12/31/2008              N/A              7.497 0
                      12/31/2009              7.497              11.516 0
VISC 4  2.90%
                      12/31/2008              N/A              7.326 0
                      12/31/2009              7.326              11.220 0
VISC 5  2.15%
                      12/31/2008              N/A              7.760 0
                      12/31/2009              7.760              11.975 0
VISC 7  2.55%
                      12/31/2008              N/A              7.525 0
                      12/31/2009              7.525              11.566 0
VISC 8  2.85%
                      12/31/2008              N/A              7.354 0
                      12/31/2009              7.354              11.269 0
VISC 9  2.70%
                      12/31/2008              N/A              7.439 0
                      12/31/2009              7.439              11.416 0
VISI 10 2.50%
                      12/31/2008              N/A              7.554 1
                      12/31/2009              7.554              11.616 1
VISI 11 2.35%
                      12/31/2008              N/A              7.642 0
                      12/31/2009              7.642              11.769 3
VISI 12 2.65%
                      12/31/2008              N/A              7.468 0
                      12/31/2009              7.468              11.466 0
VISI 13 1.95%
                      12/31/2009              N/A              12.184 12
VISI 14 2.80%
                      12/31/2009              N/A              11.318 0
VISI 2  1.70%
                      12/31/2007              N/A              15.872 1
                      12/31/2008              15.872              8.033 3
                      12/31/2009              8.033              12.451 7
VISI 3  2.10%
                      12/31/2007              N/A              15.454 0
                      12/31/2008              15.454              7.790 61
                      12/31/2009              7.790              12.027 89
VISI 4  2.40%
                      12/31/2007              N/A              15.147 0
                      12/31/2008              15.147              7.613 2
                      12/31/2009              7.613              11.718 6
VISI 5  2.25%
                      12/31/2007              N/A              15.300 0
                      12/31/2008              15.300              7.701 5
                      12/31/2009              7.701              11.871 6
VISI 6  2.55%
                      12/31/2007              N/A              14.996 0
                      12/31/2008              14.996              7.525 0
                      12/31/2009              7.525              11.566 2

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

52

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              7.971 12
                      12/31/2009              7.971              12.344 22
VISI 9  2.20%
                      12/31/2008              N/A              7.583 0
                      12/31/2009              7.583              11.696 3
VISL 1  1.65%
                      12/31/2007              N/A              15.925 1
                      12/31/2008              15.925              8.064 3
                      12/31/2009              8.064              12.506 10
VISL 10 2.75%
                      12/31/2008              N/A              7.411 0
                      12/31/2009              7.411              11.367 0
VISL 11 2.60%
                      12/31/2008              N/A              7.497 0
                      12/31/2009              7.497              11.516 0
VISL 12 2.90%
                      12/31/2008              N/A              7.326 0
                      12/31/2009              7.326              11.220 0
VISL 13 2.20%
                      12/31/2009              N/A              11.696 1
VISL 14 3.05%
                      12/31/2009              N/A              10.864 0
VISL 2  1.95%
                      12/31/2007              N/A              15.609 0
                      12/31/2008              15.609              7.880 0
                      12/31/2009              7.880              12.184 1
VISL 3  2.35%
                      12/31/2007              N/A              15.198 0
                      12/31/2008              15.198              7.642 10
                      12/31/2009              7.642              11.769 10
VISL 4  2.65%
                      12/31/2007              N/A              14.897 0
                      12/31/2008              14.897              7.468 0
                      12/31/2009              7.468              11.466 0
VISL 5  2.50%
                      12/31/2007              N/A              15.046 0
                      12/31/2008              15.046              7.554 4
                      12/31/2009              7.554              11.616 4
VISL 6  2.80%
                      12/31/2007              N/A              14.748 0
                      12/31/2008              14.748              7.382 1
                      12/31/2009              7.382              11.318 1
VISL 7  2.05%
                      12/31/2008              N/A              7.820 1
                      12/31/2009              7.820              12.079 1
VISL 9  2.45%
                      12/31/2008              N/A              7.583 3
                      12/31/2009              7.583              11.667 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
BlackRock Global Allocation V.I. Fund
VISB 1  1.90%
                      12/31/2008              N/A              7.893 1
                      12/31/2009              7.893              9.364 162
VISB 10 3.00%
                      12/31/2008              N/A              7.835 0
                      12/31/2009              7.835              9.194 0
VISB 11 2.85%
                      12/31/2008              N/A              7.843 0
                      12/31/2009              7.843              9.217 31
VISB 12 3.15%
                      12/31/2008              N/A              12.590 0
                      12/31/2009              12.590              14.751 19
VISB 13 3.30%
                      12/31/2009              N/A              9.148 0
VISB 14 2.45%
                      12/31/2009              N/A              9.278 19
VISB 2  2.20%
                      12/31/2008              N/A              7.877 1
                      12/31/2009              7.877              9.317 60
VISB 3  2.60%
                      12/31/2008              N/A              7.856 20
                      12/31/2009              7.856              9.255 26
VISB 4  2.90%
                      12/31/2008              N/A              7.840 2
                      12/31/2009              7.840              9.209 40
VISB 5  2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 9
VISB 6  3.05%
                      12/31/2008              N/A              7.832 0
                      12/31/2009              7.832              9.186 0
VISB 7  2.30%
                      12/31/2008              N/A              7.872 18
                      12/31/2009              7.872              9.302 32
VISB 9  2.70%
                      12/31/2008              N/A              7.851 0
                      12/31/2009              7.851              9.240 12
VISC 1  2.45%
                      12/31/2008              N/A              7.864 6
                      12/31/2009              7.864              9.278 5
VISC 10 3.00%
                      12/31/2008              N/A              7.835 0
                      12/31/2009              7.835              9.194 0
VISC 11 2.30%
                      12/31/2009              N/A              9.302 1
VISC 12 3.15%
                      12/31/2009              N/A              14.751 0
VISC 14 1.75%
                      12/31/2009              N/A              9.388 4
VISC 15 2.05%
                      12/31/2009              N/A              9.341 2

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

53

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 0
VISC 3  2.60%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              9.255 0
VISC 4  2.90%
                      12/31/2008              N/A              7.840 0
                      12/31/2009              7.840              9.209 0
VISC 5  2.15%
                      12/31/2008              N/A              7.880 3
                      12/31/2009              7.880              9.325 4
VISC 7  2.55%
                      12/31/2008              N/A              7.858 0
                      12/31/2009              7.858              9.263 0
VISC 8  2.85%
                      12/31/2008              N/A              7.843 0
                      12/31/2009              7.843              9.217 0
VISC 9  2.70%
                      12/31/2008              N/A              7.851 0
                      12/31/2009              7.851              9.240 0
VISI 10 2.50%
                      12/31/2008              N/A              7.861 11
                      12/31/2009              7.861              9.271 21
VISI 11 2.35%
                      12/31/2008              N/A              7.869 2
                      12/31/2009              7.869              9.294 63
VISI 12 2.65%
                      12/31/2008              N/A              7.853 0
                      12/31/2009              7.853              9.248 13
VISI 13 1.95%
                      12/31/2009              N/A              9.356 84
VISI 14 2.80%
                      12/31/2009              N/A              9.224 0
VISI 2  1.70%
                      12/31/2008              N/A              7.903 4
                      12/31/2009              7.903              9.396 158
VISI 3  2.10%
                      12/31/2008              N/A              7.882 35
                      12/31/2009              7.882              9.333 170
VISI 4  2.40%
                      12/31/2008              N/A              7.866 5
                      12/31/2009              7.866              9.286 34
VISI 5  2.25%
                      12/31/2008              N/A              7.874 11
                      12/31/2009              7.874              9.310 65
VISI 6  2.55%
                      12/31/2008              N/A              7.858 1
                      12/31/2009              7.858              9.263 1
VISI 7  1.80%
                      12/31/2008              N/A              7.898 23
                      12/31/2009              7.898              9.380 111
VISI 9  2.20%
                      12/31/2008              N/A              7.877 0
                      12/31/2009              7.877              9.317 11

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2008              N/A              7.906 0
                      12/31/2009              7.906              9.403 94
VISL 10 2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 1
VISL 11 2.60%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              9.255 5
VISL 12 2.90%
                      12/31/2008              N/A              7.840 0
                      12/31/2009              7.840              9.209 68
VISL 13 2.20%
                      12/31/2009              N/A              9.317 27
VISL 14 3.05%
                      12/31/2009              N/A              9.186 52
VISL 2  1.95%
                      12/31/2008              N/A              7.890 0
                      12/31/2009              7.890              9.356 128
VISL 3  2.35%
                      12/31/2008              N/A              7.869 59
                      12/31/2009              7.869              9.294 155
VISL 4  2.65%
                      12/31/2008              N/A              7.853 8
                      12/31/2009              7.853              9.248 15
VISL 5  2.50%
                      12/31/2008              N/A              7.861 11
                      12/31/2009              7.861              9.271 38
VISL 6  2.80%
                      12/31/2008              N/A              7.845 0
                      12/31/2009              7.845              9.224 3
VISL 7  2.05%
                      12/31/2008              N/A              7.885 38
                      12/31/2009              7.885              9.341 46
VISL 9  2.45%
                      12/31/2008              N/A              7.864 0
                      12/31/2009              7.864              9.278 3
Davis VA Financial Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.015 1
                      12/31/2008              12.015              6.323 2
                      12/31/2009              6.323              8.758 1
VISB 10 3.00%
                      12/31/2008              N/A              7.259 0
                      12/31/2009              7.259              9.946 0
VISB 11 2.85%
                      12/31/2008              N/A              7.357 0
                      12/31/2009              7.357              10.095 4
VISB 12 3.15%
                      12/31/2008              N/A              7.163 0
                      12/31/2009              7.163              9.799 0
VISB 13 3.30%
                      12/31/2009              N/A              7.726 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

54

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              10.504 1
VISB 2  2.20%
                      12/31/2007              N/A              11.767 0
                      12/31/2008              11.767              6.174 0
                      12/31/2009              6.174              8.526 1
VISB 3  2.60%
                      12/31/2007              N/A              11.444 0
                      12/31/2008              11.444              5.980 1
                      12/31/2009              5.980              8.226 1
VISB 4  2.90%
                      12/31/2007              N/A              11.208 0
                      12/31/2008              11.208              5.839 1
                      12/31/2009              5.839              8.008 1
VISB 5  2.75%
                      12/31/2007              N/A              11.325 0
                      12/31/2008              11.325              5.909 4
                      12/31/2009              5.909              8.116 4
VISB 6  3.05%
                      12/31/2007              N/A              11.091 0
                      12/31/2008              11.091              5.770 0
                      12/31/2009              5.770              7.901 0
VISB 7  2.30%
                      12/31/2008              N/A              6.125 0
                      12/31/2009              6.125              8.450 0
VISB 9  2.70%
                      12/31/2008              N/A              7.456 0
                      12/31/2009              7.456              10.246 0
VISC 1  2.45%
                      12/31/2008              N/A              7.624 0
                      12/31/2009              7.624              10.504 0
VISC 10 3.00%
                      12/31/2008              N/A              7.259 0
                      12/31/2009              7.259              9.946 0
VISC 11 2.30%
                      12/31/2009              N/A              8.450 0
VISC 12 3.15%
                      12/31/2009              N/A              9.799 0
VISC 14 1.75%
                      12/31/2009              N/A              8.877 0
VISC 15 2.05%
                      12/31/2009              N/A              10.929 0
VISC 2  2.75%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              10.196 0
VISC 3  2.60%
                      12/31/2008              N/A              7.523 0
                      12/31/2009              7.523              10.349 0
VISC 4  2.90%
                      12/31/2008              N/A              7.324 0
                      12/31/2009              7.324              10.045 0
VISC 5  2.15%
                      12/31/2008              N/A              7.831 0
                      12/31/2009              7.831              10.821 0
VISC 7  2.55%
                      12/31/2008              N/A              7.557 0
                      12/31/2009              7.557              10.400 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 8  2.85%
                      12/31/2008              N/A              7.357 0
                      12/31/2009              7.357              10.095 0
VISC 9  2.70%
                      12/31/2008              N/A              7.456 0
                      12/31/2009              7.456              10.246 0
VISI 10 2.50%
                      12/31/2008              N/A              7.591 0
                      12/31/2009              7.591              10.452 0
VISI 11 2.35%
                      12/31/2008              N/A              7.693 1
                      12/31/2009              7.693              10.608 1
VISI 12 2.65%
                      12/31/2008              N/A              7.490 0
                      12/31/2009              7.490              10.297 0
VISI 13 1.95%
                      12/31/2009              N/A              11.038 5
VISI 14 2.80%
                      12/31/2009              N/A              10.145 0
VISI 2  1.70%
                      12/31/2007              N/A              15.460 0
                      12/31/2008              15.460              8.152 0
                      12/31/2009              8.152              11.315 0
VISI 3  2.10%
                      12/31/2007              N/A              14.978 0
                      12/31/2008              14.978              7.866 10
                      12/31/2009              7.866              10.875 11
VISI 4  2.40%
                      12/31/2007              N/A              14.626 0
                      12/31/2008              14.626              7.659 3
                      12/31/2009              7.659              10.556 5
VISI 5  2.25%
                      12/31/2007              N/A              14.801 0
                      12/31/2008              14.801              7.762 3
                      12/31/2009              7.762              10.714 4
VISI 6  2.55%
                      12/31/2007              N/A              14.454 0
                      12/31/2008              14.454              7.557 1
                      12/31/2009              7.557              10.400 0
VISI 7  1.80%
                      12/31/2008              N/A              8.080 1
                      12/31/2009              8.080              11.204 6
VISI 9  2.20%
                      12/31/2008              N/A              6.174 0
                      12/31/2009              6.174              8.526 3
VISL 1  1.65%
                      12/31/2007              N/A              15.522 0
                      12/31/2008              15.522              8.189 1
                      12/31/2009              8.189              11.372 1
VISL 10 2.75%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              10.196 0
VISL 11 2.60%
                      12/31/2008              N/A              7.523 0
                      12/31/2009              7.523              10.349 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

55

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 12 2.90%
                      12/31/2008              N/A              7.324 0
                      12/31/2009              7.324              10.045 0
VISL 13 2.20%
                      12/31/2009              N/A              8.526 0
VISL 14 3.05%
                      12/31/2009              N/A              7.901 0
VISL 2  1.95%
                      12/31/2007              N/A              15.157 0
                      12/31/2008              15.157              7.972 0
                      12/31/2009              7.972              11.038 0
VISL 3  2.35%
                      12/31/2007              N/A              14.684 0
                      12/31/2008              14.684              7.693 5
                      12/31/2009              7.693              10.608 5
VISL 4  2.65%
                      12/31/2007              N/A              14.340 0
                      12/31/2008              14.340              7.490 0
                      12/31/2009              7.490              10.297 2
VISL 5  2.50%
                      12/31/2007              N/A              14.511 0
                      12/31/2008              14.511              7.591 1
                      12/31/2009              7.591              10.452 1
VISL 6  2.80%
                      12/31/2007              N/A              14.170 0
                      12/31/2008              14.170              7.390 0
                      12/31/2009              7.390              10.145 0
VISL 7  2.05%
                      12/31/2008              N/A              7.902 1
                      12/31/2009              7.902              10.929 0
VISL 9  2.45%
                      12/31/2008              N/A              7.624 0
                      12/31/2009              7.624              10.504 0
Franklin High Income Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              23.111 0
                      12/31/2008              23.111              17.374 4
                      12/31/2009              17.374              24.325 7
VISB 10 3.00%
                      12/31/2008              N/A              13.938 0
                      12/31/2009              13.938              19.302 0
VISB 11 2.85%
                      12/31/2008              N/A              14.362 0
                      12/31/2009              14.362              19.918 0
VISB 12 3.15%
                      12/31/2008              N/A              13.527 0
                      12/31/2009              13.527              18.705 0
VISB 13 3.30%
                      12/31/2009              N/A              18.126 0
VISB 14 2.45%
                      12/31/2009              N/A              21.659 1
VISB 2  2.20%
                      12/31/2007              N/A              20.627 1
                      12/31/2008              20.627              15.460 2
                      12/31/2009              15.460              21.581 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 3  2.60%
                      12/31/2007              N/A              20.264 0
                      12/31/2008              20.264              15.127 2
                      12/31/2009              15.127              21.032 5
VISB 4  2.90%
                      12/31/2007              N/A              18.065 0
                      12/31/2008              18.065              13.445 0
                      12/31/2009              13.445              18.637 4
VISB 5  2.75%
                      12/31/2007              N/A              19.701 0
                      12/31/2008              19.701              14.685 0
                      12/31/2009              14.685              20.386 3
VISB 6  3.05%
                      12/31/2007              N/A              17.558 0
                      12/31/2008              17.558              13.048 0
                      12/31/2009              13.048              18.060 0
VISB 7  2.30%
                      12/31/2008              N/A              15.680 2
                      12/31/2009              15.680              21.866 4
VISB 9  2.70%
                      12/31/2008              N/A              14.798 2
                      12/31/2009              14.798              20.554 6
VISC 1  2.45%
                      12/31/2008              N/A              15.555 0
                      12/31/2009              15.555              21.659 0
VISC 10 3.00%
                      12/31/2008              N/A              13.938 0
                      12/31/2009              13.938              19.302 0
VISC 11 2.30%
                      12/31/2009              N/A              21.866 0
VISC 12 3.15%
                      12/31/2009              N/A              18.705 0
VISC 14 1.75%
                      12/31/2009              N/A              25.076 0
VISC 15 2.05%
                      12/31/2009              N/A              23.553 0
VISC 2  2.75%
                      12/31/2008              N/A              14.651 0
                      12/31/2009              14.651              20.340 0
VISC 3  2.60%
                      12/31/2008              N/A              15.097 0
                      12/31/2009              15.097              20.989 0
VISC 4  2.90%
                      12/31/2008              N/A              14.219 0
                      12/31/2009              14.219              19.710 0
VISC 5  2.15%
                      12/31/2008              N/A              16.515 0
                      12/31/2009              16.515              23.065 0
VISC 7  2.55%
                      12/31/2008              N/A              15.248 0
                      12/31/2009              15.248              21.210 0
VISC 8  2.85%
                      12/31/2008              N/A              14.362 0
                      12/31/2009              14.362              19.918 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

56

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 9  2.70%
                      12/31/2008              N/A              14.798 0
                      12/31/2009              14.798              20.554 0
VISI 10 2.50%
                      12/31/2008              N/A              15.401 0
                      12/31/2009              15.401              21.434 0
VISI 11 2.35%
                      12/31/2008              N/A              15.869 0
                      12/31/2009              15.869              22.118 2
VISI 12 2.65%
                      12/31/2008              N/A              14.947 0
                      12/31/2009              14.947              20.770 0
VISI 13 1.95%
                      12/31/2009              N/A              24.052 5
VISI 14 2.80%
                      12/31/2009              N/A              20.128 0
VISI 2  1.70%
                      12/31/2007              N/A              23.984 0
                      12/31/2008              23.984              18.066 2
                      12/31/2009              18.066              25.345 7
VISI 3  2.10%
                      12/31/2007              N/A              22.233 0
                      12/31/2008              22.233              16.680 3
                      12/31/2009              16.680              23.307 9
VISI 4  2.40%
                      12/31/2007              N/A              21.004 0
                      12/31/2008              21.004              15.711 0
                      12/31/2009              15.711              21.887 10
VISI 5  2.25%
                      12/31/2007              N/A              21.610 0
                      12/31/2008              21.610              16.188 3
                      12/31/2009              16.188              22.586 13
VISI 6  2.55%
                      12/31/2007              N/A              20.416 0
                      12/31/2008              20.416              15.248 1
                      12/31/2009              15.248              21.210 1
VISI 7  1.80%
                      12/31/2008              N/A              17.709 7
                      12/31/2009              17.709              24.819 15
VISI 9  2.20%
                      12/31/2008              N/A              15.460 0
                      12/31/2009              15.460              21.581 0
VISL 1  1.65%
                      12/31/2007              N/A              24.212 0
                      12/31/2008              24.212              18.247 0
                      12/31/2009              18.247              25.612 4
VISL 10 2.75%
                      12/31/2008              N/A              14.651 0
                      12/31/2009              14.651              20.340 0
VISL 11 2.60%
                      12/31/2008              N/A              15.097 0
                      12/31/2009              15.097              20.989 0
VISL 12 2.90%
                      12/31/2008              N/A              14.219 0
                      12/31/2009              14.219              19.710 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 13 2.20%
                      12/31/2009              N/A              21.581 1
VISL 14 3.05%
                      12/31/2009              N/A              18.060 0
VISL 2  1.95%
                      12/31/2007              N/A              22.874 0
                      12/31/2008              22.874              17.187 0
                      12/31/2009              17.187              24.052 3
VISL 3  2.35%
                      12/31/2007              N/A              21.204 0
                      12/31/2008              21.204              15.869 5
                      12/31/2009              15.869              22.118 11
VISL 4  2.65%
                      12/31/2007              N/A              20.032 0
                      12/31/2008              20.032              14.947 0
                      12/31/2009              14.947              20.770 3
VISL 5  2.50%
                      12/31/2007              N/A              20.610 0
                      12/31/2008              20.610              15.401 1
                      12/31/2009              15.401              21.434 3
VISL 6  2.80%
                      12/31/2007              N/A              19.471 0
                      12/31/2008              19.471              14.506 2
                      12/31/2009              14.506              20.128 3
VISL 7  2.05%
                      12/31/2008              N/A              16.848 0
                      12/31/2009              16.848              23.553 2
VISL 9  2.45%
                      12/31/2008              N/A              15.555 0
                      12/31/2009              15.555              21.659 1
Franklin Income Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              44.144 2
                      12/31/2008              44.144              30.467 3
                      12/31/2009              30.467              40.534 3
VISB 10 3.00%
                      12/31/2008              N/A              24.442 0
                      12/31/2009              24.442              32.163 1
VISB 11 2.85%
                      12/31/2008              N/A              25.185 0
                      12/31/2009              25.185              33.190 0
VISB 12 3.15%
                      12/31/2008              N/A              23.722 0
                      12/31/2009              23.722              31.168 0
VISB 13 3.30%
                      12/31/2009              N/A              30.203 0
VISB 14 2.45%
                      12/31/2009              N/A              36.091 2
VISB 2  2.20%
                      12/31/2007              N/A              39.399 1
                      12/31/2008              39.399              27.110 1
                      12/31/2009              27.110              35.960 6
VISB 3  2.60%
                      12/31/2007              N/A              38.706 0
                      12/31/2008              38.706              26.527 5
                      12/31/2009              26.527              35.046 10

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

57

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 4  2.90%
                      12/31/2007              N/A              34.505 0
                      12/31/2008              34.505              23.576 6
                      12/31/2009              23.576              31.055 7
VISB 5  2.75%
                      12/31/2007              N/A              37.631 0
                      12/31/2008              37.631              25.751 0
                      12/31/2009              25.751              33.970 1
VISB 6  3.05%
                      12/31/2007              N/A              33.538 0
                      12/31/2008              33.538              22.881 2
                      12/31/2009              22.881              30.094 2
VISB 7  2.30%
                      12/31/2008              N/A              27.497 1
                      12/31/2009              27.497              36.436 1
VISB 9  2.70%
                      12/31/2008              N/A              25.950 1
                      12/31/2009              25.950              34.249 1
VISC 1  2.45%
                      12/31/2008              N/A              27.277 2
                      12/31/2009              27.277              36.091 2
VISC 10 3.00%
                      12/31/2008              N/A              24.442 0
                      12/31/2009              24.442              32.163 0
VISC 11 2.30%
                      12/31/2009              N/A              36.436 0
VISC 12 3.15%
                      12/31/2009              N/A              31.168 0
VISC 14 1.75%
                      12/31/2009              N/A              41.784 0
VISC 15 2.05%
                      12/31/2009              N/A              39.246 0
VISC 2  2.75%
                      12/31/2008              N/A              25.692 0
                      12/31/2009              25.692              33.892 0
VISC 3  2.60%
                      12/31/2008              N/A              26.473 0
                      12/31/2009              26.473              34.975 0
VISC 4  2.90%
                      12/31/2008              N/A              24.935 0
                      12/31/2009              24.935              32.844 0
VISC 5  2.15%
                      12/31/2008              N/A              28.960 0
                      12/31/2009              28.960              38.433 0
VISC 7  2.55%
                      12/31/2008              N/A              26.738 0
                      12/31/2009              26.738              35.343 0
VISC 8  2.85%
                      12/31/2008              N/A              25.185 0
                      12/31/2009              25.185              33.190 0
VISC 9  2.70%
                      12/31/2008              N/A              25.950 0
                      12/31/2009              25.950              34.249 0
VISI 10 2.50%
                      12/31/2008              N/A              27.007 2
                      12/31/2009              27.007              35.715 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 11 2.35%
                      12/31/2008              N/A              27.827 0
                      12/31/2009              27.827              36.855 0
VISI 12 2.65%
                      12/31/2008              N/A              26.210 0
                      12/31/2009              26.210              34.610 0
VISI 13 1.95%
                      12/31/2009              N/A              40.077 6
VISI 14 2.80%
                      12/31/2009              N/A              33.539 0
VISI 2  1.70%
                      12/31/2007              N/A              45.811 1
                      12/31/2008              45.811              31.680 6
                      12/31/2009              31.680              42.233 8
VISI 3  2.10%
                      12/31/2007              N/A              42.467 0
                      12/31/2008              42.467              29.250 41
                      12/31/2009              29.250              38.837 55
VISI 4  2.40%
                      12/31/2007              N/A              40.120 0
                      12/31/2008              40.120              27.551 5
                      12/31/2009              27.551              36.471 5
VISI 5  2.25%
                      12/31/2007              N/A              41.276 0
                      12/31/2008              41.276              28.388 3
                      12/31/2009              28.388              37.636 5
VISI 6  2.55%
                      12/31/2007              N/A              38.995 0
                      12/31/2008              38.995              26.738 1
                      12/31/2009              26.738              35.343 1
VISI 7  1.80%
                      12/31/2008              N/A              31.055 40
                      12/31/2009              31.055              41.357 63
VISI 9  2.20%
                      12/31/2008              N/A              27.110 0
                      12/31/2009              27.110              35.960 1
VISL 1  1.65%
                      12/31/2007              N/A              46.247 4
                      12/31/2008              46.247              31.998 8
                      12/31/2009              31.998              42.677 4
VISL 10 2.75%
                      12/31/2008              N/A              25.692 0
                      12/31/2009              25.692              33.892 0
VISL 11 2.60%
                      12/31/2008              N/A              26.473 0
                      12/31/2009              26.473              34.975 0
VISL 12 2.90%
                      12/31/2008              N/A              24.935 0
                      12/31/2009              24.935              32.844 0
VISL 13 2.20%
                      12/31/2009              N/A              35.960 2
VISL 14 3.05%
                      12/31/2009              N/A              30.094 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

58

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 2  1.95%
                      12/31/2007              N/A              43.691 0
                      12/31/2008              43.691              30.139 1
                      12/31/2009              30.139              40.077 1
VISL 3  2.35%
                      12/31/2007              N/A              40.502 0
                      12/31/2008              40.502              27.827 11
                      12/31/2009              27.827              36.855 17
VISL 4  2.65%
                      12/31/2007              N/A              38.263 0
                      12/31/2008              38.263              26.210 1
                      12/31/2009              26.210              34.610 2
VISL 5  2.50%
                      12/31/2007              N/A              39.367 0
                      12/31/2008              39.367              27.007 3
                      12/31/2009              27.007              35.715 4
VISL 6  2.80%
                      12/31/2007              N/A              37.191 0
                      12/31/2008              37.191              25.437 1
                      12/31/2009              25.437              33.539 2
VISL 7  2.05%
                      12/31/2008              N/A              29.544 3
                      12/31/2009              29.544              39.246 7
VISL 9  2.45%
                      12/31/2008              N/A              27.277 0
                      12/31/2009              27.277              36.091 1
Franklin Templeton VIP Founding Funds Allocation Fund
VISB 1  1.90%
                      12/31/2007              N/A              9.223 5
                      12/31/2008              9.223              5.803 55
                      12/31/2009              5.803              7.417 54
VISB 10 3.00%
                      12/31/2008              N/A              5.708 0
                      12/31/2009              5.708              7.215 1
VISB 11 2.85%
                      12/31/2008              N/A              5.721 0
                      12/31/2009              5.721              7.243 2
VISB 12 3.15%
                      12/31/2008              N/A              5.695 0
                      12/31/2009              5.695              7.188 0
VISB 13 3.30%
                      12/31/2009              N/A              7.161 0
VISB 14 2.45%
                      12/31/2009              N/A              7.315 9
VISB 2  2.20%
                      12/31/2007              N/A              9.203 68
                      12/31/2008              9.203              5.773 68
                      12/31/2009              5.773              7.356 15
VISB 3  2.60%
                      12/31/2007              N/A              9.191 0
                      12/31/2008              9.191              5.743 116
                      12/31/2009              5.743              7.288 69
VISB 4  2.90%
                      12/31/2007              N/A              9.171 0
                      12/31/2008              9.171              5.713 173
                      12/31/2009              5.713              7.228 223

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              9.185 0
                      12/31/2008              9.185              5.730 26
                      12/31/2009              5.730              7.261 29
VISB 6  3.05%
                      12/31/2007              N/A              9.164 0
                      12/31/2008              9.164              5.700 15
                      12/31/2009              5.700              7.201 8
VISB 7  2.30%
                      12/31/2008              N/A              5.769 5
                      12/31/2009              5.769              7.343 3
VISB 9  2.70%
                      12/31/2008              N/A              5.734 0
                      12/31/2009              5.734              7.270 3
VISC 1  2.45%
                      12/31/2008              N/A              5.755 0
                      12/31/2009              5.755              7.315 0
VISC 10 3.00%
                      12/31/2008              N/A              5.708 0
                      12/31/2009              5.708              7.215 0
VISC 11 2.30%
                      12/31/2009              N/A              7.343 0
VISC 12 3.15%
                      12/31/2009              N/A              7.188 0
VISC 14 1.75%
                      12/31/2009              N/A              7.444 0
VISC 15 2.05%
                      12/31/2009              N/A              7.389 0
VISC 2  2.75%
                      12/31/2008              N/A              5.729 0
                      12/31/2009              5.729              7.260 7
VISC 3  2.60%
                      12/31/2008              N/A              5.742 0
                      12/31/2009              5.742              7.288 0
VISC 4  2.90%
                      12/31/2008              N/A              5.717 0
                      12/31/2009              5.717              7.233 0
VISC 5  2.15%
                      12/31/2008              N/A              5.781 0
                      12/31/2009              5.781              7.370 0
VISC 7  2.55%
                      12/31/2008              N/A              5.747 0
                      12/31/2009              5.747              7.297 0
VISC 8  2.85%
                      12/31/2008              N/A              5.721 0
                      12/31/2009              5.721              7.243 0
VISC 9  2.70%
                      12/31/2008              N/A              5.734 0
                      12/31/2009              5.734              7.270 0
VISI 10 2.50%
                      12/31/2008              N/A              5.751 0
                      12/31/2009              5.751              7.306 1
VISI 11 2.35%
                      12/31/2008              N/A              5.764 0
                      12/31/2009              5.764              7.334 3

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

59

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              5.738 0
                      12/31/2009              5.738              7.279 27
VISI 13 1.95%
                      12/31/2009              N/A              7.407 7
VISI 14 2.80%
                      12/31/2009              N/A              7.252 0
VISI 2  1.70%
                      12/31/2007              N/A              9.232 2
                      12/31/2008              9.232              5.821 43
                      12/31/2009              5.821              7.454 52
VISI 3  2.10%
                      12/31/2007              N/A              9.214 0
                      12/31/2008              9.214              5.786 138
                      12/31/2009              5.786              7.380 175
VISI 4  2.40%
                      12/31/2007              N/A              9.200 0
                      12/31/2008              9.200              5.760 45
                      12/31/2009              5.760              7.325 57
VISI 5  2.25%
                      12/31/2007              N/A              9.207 0
                      12/31/2008              9.207              5.773 54
                      12/31/2009              5.773              7.352 55
VISI 6  2.55%
                      12/31/2007              N/A              9.194 0
                      12/31/2008              9.194              5.747 1
                      12/31/2009              5.747              7.297 1
VISI 7  1.80%
                      12/31/2008              N/A              5.812 30
                      12/31/2009              5.812              7.435 27
VISI 9  2.20%
                      12/31/2008              N/A              5.773 9
                      12/31/2009              5.773              7.356 19
VISL 1  1.65%
                      12/31/2007              N/A              9.235 8
                      12/31/2008              9.235              5.825 47
                      12/31/2009              5.825              7.463 38
VISL 10 2.75%
                      12/31/2008              N/A              5.729 0
                      12/31/2009              5.729              7.260 17
VISL 11 2.60%
                      12/31/2008              N/A              5.742 7
                      12/31/2009              5.742              7.288 18
VISL 12 2.90%
                      12/31/2008              N/A              5.717 14
                      12/31/2009              5.717              7.233 18
VISL 13 2.20%
                      12/31/2009              N/A              7.356 0
VISL 14 3.05%
                      12/31/2009              N/A              7.201 0
VISL 2  1.95%
                      12/31/2007              N/A              9.221 2
                      12/31/2008              9.221              5.799 6
                      12/31/2009              5.799              7.407 5

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              9.203 0
                      12/31/2008              9.203              5.764 57
                      12/31/2009              5.764              7.334 130
VISL 4  2.65%
                      12/31/2007              N/A              9.189 0
                      12/31/2008              9.189              5.738 2
                      12/31/2009              5.738              7.279 2
VISL 5  2.50%
                      12/31/2007              N/A              9.196 0
                      12/31/2008              9.196              5.751 29
                      12/31/2009              5.751              7.306 32
VISL 6  2.80%
                      12/31/2007              N/A              9.182 0
                      12/31/2008              9.182              5.726 22
                      12/31/2009              5.726              7.252 22
VISL 7  2.05%
                      12/31/2008              N/A              5.790 1
                      12/31/2009              5.790              7.389 10
VISL 9  2.45%
                      12/31/2008              N/A              5.755 1
                      12/31/2009              5.755              7.315 3
Franklin U.S. Government Fund
VISB 1  1.90%
                      12/31/2007              N/A              23.866 0
                      12/31/2008              23.866              25.193 5
                      12/31/2009              25.193              25.484 10
VISB 10 3.00%
                      12/31/2008              N/A              20.246 0
                      12/31/2009              20.246              20.256 1
VISB 11 2.85%
                      12/31/2008              N/A              20.857 0
                      12/31/2009              20.857              20.898 10
VISB 12 3.15%
                      12/31/2008              N/A              19.653 0
                      12/31/2009              19.653              19.633 3
VISB 13 3.30%
                      12/31/2009              N/A              19.029 0
VISB 14 2.45%
                      12/31/2009              N/A              22.713 0
VISB 2  2.20%
                      12/31/2007              N/A              21.324 0
                      12/31/2008              21.324              22.441 3
                      12/31/2009              22.441              22.632 5
VISB 3  2.60%
                      12/31/2007              N/A              20.865 0
                      12/31/2008              20.865              21.871 3
                      12/31/2009              21.871              21.969 6
VISB 4  2.90%
                      12/31/2007              N/A              18.692 0
                      12/31/2008              18.692              19.534 3
                      12/31/2009              19.534              19.563 9
VISB 5  2.75%
                      12/31/2007              N/A              20.286 0
                      12/31/2008              20.286              21.231 0
                      12/31/2009              21.231              21.294 5

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

60

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 6  3.05%
                      12/31/2007              N/A              18.172 0
                      12/31/2008              18.172              18.962 0
                      12/31/2009              18.962              18.962 9
VISB 7  2.30%
                      12/31/2008              N/A              22.658 4
                      12/31/2009              22.658              22.828 3
VISB 9  2.70%
                      12/31/2008              N/A              21.486 0
                      12/31/2009              21.486              21.561 5
VISC 1  2.45%
                      12/31/2008              N/A              22.578 0
                      12/31/2009              22.578              22.713 0
VISC 10 3.00%
                      12/31/2008              N/A              20.246 0
                      12/31/2009              20.246              20.256 0
VISC 11 2.30%
                      12/31/2009              N/A              22.828 0
VISC 12 3.15%
                      12/31/2009              N/A              19.633 0
VISC 14 1.75%
                      12/31/2009              N/A              26.193 0
VISC 15 2.05%
                      12/31/2009              N/A              24.685 0
VISC 2  2.75%
                      12/31/2008              N/A              21.274 2
                      12/31/2009              21.274              21.338 4
VISC 3  2.60%
                      12/31/2008              N/A              21.916 0
                      12/31/2009              21.916              22.015 0
VISC 4  2.90%
                      12/31/2008              N/A              20.651 0
                      12/31/2009              20.651              20.682 0
VISC 5  2.15%
                      12/31/2008              N/A              23.961 1
                      12/31/2009              23.961              24.177 2
VISC 7  2.55%
                      12/31/2008              N/A              22.135 0
                      12/31/2009              22.135              22.245 0
VISC 8  2.85%
                      12/31/2008              N/A              20.857 3
                      12/31/2009              20.857              20.898 6
VISC 9  2.70%
                      12/31/2008              N/A              21.486 0
                      12/31/2009              21.486              21.561 0
VISI 10 2.50%
                      12/31/2008              N/A              22.355 1
                      12/31/2009              22.355              22.478 3
VISI 11 2.35%
                      12/31/2008              N/A              23.030 0
                      12/31/2009              23.030              23.191 16
VISI 12 2.65%
                      12/31/2008              N/A              21.700 0
                      12/31/2009              21.700              21.787 0
VISI 13 1.95%
                      12/31/2009              N/A              25.205 9

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 14 2.80%
                      12/31/2009              N/A              21.117 0
VISI 2  1.70%
                      12/31/2007              N/A              24.767 0
                      12/31/2008              24.767              26.196 0
                      12/31/2009              26.196              26.551 7
VISI 3  2.10%
                      12/31/2007              N/A              22.971 0
                      12/31/2008              22.971              24.199 8
                      12/31/2009              24.199              24.430 17
VISI 4  2.40%
                      12/31/2007              N/A              21.711 0
                      12/31/2008              21.711              22.803 4
                      12/31/2009              22.803              22.951 5
VISI 5  2.25%
                      12/31/2007              N/A              22.332 0
                      12/31/2008              22.332              23.491 7
                      12/31/2009              23.491              23.679 19
VISI 6  2.55%
                      12/31/2007              N/A              21.106 0
                      12/31/2008              21.106              22.135 0
                      12/31/2009              22.135              22.245 1
VISI 7  1.80%
                      12/31/2008              N/A              25.682 1
                      12/31/2009              25.682              26.004 14
VISI 9  2.20%
                      12/31/2008              N/A              22.441 0
                      12/31/2009              22.441              22.632 4
VISL 1  1.65%
                      12/31/2007              N/A              25.001 0
                      12/31/2008              25.001              26.457 1
                      12/31/2009              26.457              26.829 2
VISL 10 2.75%
                      12/31/2008              N/A              21.274 2
                      12/31/2009              21.274              21.338 4
VISL 11 2.60%
                      12/31/2008              N/A              21.916 0
                      12/31/2009              21.916              22.015 0
VISL 12 2.90%
                      12/31/2008              N/A              20.651 9
                      12/31/2009              20.651              20.682 17
VISL 13 2.20%
                      12/31/2009              N/A              22.632 0
VISL 14 3.05%
                      12/31/2009              N/A              18.962 0
VISL 2  1.95%
                      12/31/2007              N/A              23.629 0
                      12/31/2008              23.629              24.930 3
                      12/31/2009              24.930              25.205 5
VISL 3  2.35%
                      12/31/2007              N/A              21.916 0
                      12/31/2008              21.916              23.030 17
                      12/31/2009              23.030              23.191 26

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

61

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 4  2.65%
                      12/31/2007              N/A              20.713 0
                      12/31/2008              20.713              21.700 1
                      12/31/2009              21.700              21.787 2
VISL 5  2.50%
                      12/31/2007              N/A              21.306 0
                      12/31/2008              21.306              22.355 1
                      12/31/2009              22.355              22.478 9
VISL 6  2.80%
                      12/31/2007              N/A              20.137 0
                      12/31/2008              20.137              21.065 0
                      12/31/2009              21.065              21.117 0
VISL 7  2.05%
                      12/31/2008              N/A              24.440 1
                      12/31/2009              24.440              24.685 3
VISL 9  2.45%
                      12/31/2008              N/A              22.578 2
                      12/31/2009              22.578              22.713 5
Franklin Zero Coupon Fund 2010
VISB 1  1.90%
                      12/31/2007              N/A              36.395 0
                      12/31/2008              36.395              38.385 0
                      12/31/2009              38.385              37.830 2
VISB 10 3.00%
                      12/31/2008              N/A              30.862 1
                      12/31/2009              30.862              30.083 2
VISB 11 2.85%
                      12/31/2008              N/A              31.793 0
                      12/31/2009              31.793              31.037 0
VISB 12 3.15%
                      12/31/2008              N/A              29.958 0
                      12/31/2009              29.958              29.158 0
VISB 13 3.30%
                      12/31/2009              N/A              28.261 0
VISB 14 2.45%
                      12/31/2009              N/A              33.732 1
VISB 2  2.20%
                      12/31/2007              N/A              32.531 0
                      12/31/2008              32.531              34.207 0
                      12/31/2009              34.207              33.611 0
VISB 3  2.60%
                      12/31/2007              N/A              31.911 0
                      12/31/2008              31.911              33.421 5
                      12/31/2009              33.421              32.708 6
VISB 4  2.90%
                      12/31/2007              N/A              28.516 0
                      12/31/2008              28.516              29.776 0
                      12/31/2009              29.776              29.053 0
VISB 5  2.75%
                      12/31/2007              N/A              31.025 0
                      12/31/2008              31.025              32.444 0
                      12/31/2009              32.444              31.704 1
VISB 6  3.05%
                      12/31/2007              N/A              27.723 0
                      12/31/2008              27.723              28.903 1
                      12/31/2009              28.903              28.159 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 7  2.30%
                      12/31/2008              N/A              35.464 2
                      12/31/2009              35.464              34.812 4
VISB 9  2.70%
                      12/31/2008              N/A              32.752 0
                      12/31/2009              32.752              32.021 4
VISC 1  2.45%
                      12/31/2008              N/A              34.416 0
                      12/31/2009              34.416              33.732 0
VISC 10 3.00%
                      12/31/2008              N/A              30.862 0
                      12/31/2009              30.862              30.083 0
VISC 11 2.30%
                      12/31/2009              N/A              34.812 0
VISC 12 3.15%
                      12/31/2009              N/A              29.158 0
VISC 14 1.75%
                      12/31/2009              N/A              38.996 0
VISC 15 2.05%
                      12/31/2009              N/A              36.661 0
VISC 2  2.75%
                      12/31/2008              N/A              32.429 1
                      12/31/2009              32.429              31.690 1
VISC 3  2.60%
                      12/31/2008              N/A              33.408 0
                      12/31/2009              33.408              32.695 0
VISC 4  2.90%
                      12/31/2008              N/A              31.479 0
                      12/31/2009              31.479              30.715 0
VISC 5  2.15%
                      12/31/2008              N/A              36.524 0
                      12/31/2009              36.524              35.905 0
VISC 7  2.55%
                      12/31/2008              N/A              33.740 0
                      12/31/2009              33.740              33.037 0
VISC 8  2.85%
                      12/31/2008              N/A              31.793 1
                      12/31/2009              31.793              31.037 3
VISC 9  2.70%
                      12/31/2008              N/A              32.752 0
                      12/31/2009              32.752              32.021 0
VISI 10 2.50%
                      12/31/2008              N/A              34.076 0
                      12/31/2009              34.076              33.382 0
VISI 11 2.35%
                      12/31/2008              N/A              35.104 0
                      12/31/2009              35.104              34.441 2
VISI 12 2.65%
                      12/31/2008              N/A              33.078 0
                      12/31/2009              33.078              32.356 0
VISI 13 1.95%
                      12/31/2009              N/A              37.432 1
VISI 14 2.80%
                      12/31/2009              N/A              31.361 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

62

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 2  1.70%
                      12/31/2007              N/A              37.784 0
                      12/31/2008              37.784              39.930 0
                      12/31/2009              39.930              39.431 0
VISI 3  2.10%
                      12/31/2007              N/A              35.045 0
                      12/31/2008              35.045              36.887 2
                      12/31/2009              36.887              36.281 4
VISI 4  2.40%
                      12/31/2007              N/A              33.122 0
                      12/31/2008              33.122              34.758 1
                      12/31/2009              34.758              34.085 1
VISI 5  2.25%
                      12/31/2007              N/A              34.070 0
                      12/31/2008              34.070              35.807 1
                      12/31/2009              35.807              35.166 1
VISI 6  2.55%
                      12/31/2007              N/A              32.200 0
                      12/31/2008              32.200              33.740 0
                      12/31/2009              33.740              33.037 0
VISI 7  1.80%
                      12/31/2008              N/A              39.147 0
                      12/31/2009              39.147              38.619 1
VISI 9  2.20%
                      12/31/2008              N/A              34.207 0
                      12/31/2009              34.207              33.611 0
VISL 1  1.65%
                      12/31/2007              N/A              38.141 0
                      12/31/2008              38.141              40.328 0
                      12/31/2009              40.328              39.844 0
VISL 10 2.75%
                      12/31/2008              N/A              32.429 0
                      12/31/2009              32.429              31.690 0
VISL 11 2.60%
                      12/31/2008              N/A              33.408 0
                      12/31/2009              33.408              32.695 0
VISL 12 2.90%
                      12/31/2008              N/A              31.479 0
                      12/31/2009              31.479              30.715 2
VISL 13 2.20%
                      12/31/2009              N/A              33.611 0
VISL 14 3.05%
                      12/31/2009              N/A              28.159 0
VISL 2  1.95%
                      12/31/2007              N/A              36.048 0
                      12/31/2008              36.048              38.000 0
                      12/31/2009              38.000              37.432 0
VISL 3  2.35%
                      12/31/2007              N/A              33.435 0
                      12/31/2008              33.435              35.104 0
                      12/31/2009              35.104              34.441 7
VISL 4  2.65%
                      12/31/2007              N/A              31.600 0
                      12/31/2008              31.600              33.078 0
                      12/31/2009              33.078              32.356 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 5  2.50%
                      12/31/2007              N/A              32.504 0
                      12/31/2008              32.504              34.076 0
                      12/31/2009              34.076              33.382 0
VISL 6  2.80%
                      12/31/2007              N/A              30.721 0
                      12/31/2008              30.721              32.110 1
                      12/31/2009              32.110              31.361 1
VISL 7  2.05%
                      12/31/2008              N/A              37.255 0
                      12/31/2009              37.255              36.661 0
VISL 9  2.45%
                      12/31/2008              N/A              34.416 0
                      12/31/2009              34.416              33.732 0
Mutual Global Discovery Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              28.237 6
                      12/31/2008              28.237              19.821 9
                      12/31/2009              19.821              23.982 15
VISB 10 3.00%
                      12/31/2008              N/A              17.324 1
                      12/31/2009              17.324              20.732 2
VISB 11 2.85%
                      12/31/2008              N/A              17.643 0
                      12/31/2009              17.643              21.145 1
VISB 12 3.15%
                      12/31/2008              N/A              17.011 0
                      12/31/2009              17.011              20.327 0
VISB 13 3.30%
                      12/31/2009              N/A              19.930 0
VISB 14 2.45%
                      12/31/2009              N/A              22.288 5
VISB 2  2.20%
                      12/31/2007              N/A              26.408 1
                      12/31/2008              26.408              18.481 2
                      12/31/2009              18.481              22.294 6
VISB 3  2.60%
                      12/31/2007              N/A              26.116 0
                      12/31/2008              26.116              18.204 8
                      12/31/2009              18.204              21.872 8
VISB 4  2.90%
                      12/31/2007              N/A              24.424 0
                      12/31/2008              24.424              16.973 5
                      12/31/2009              16.973              20.332 6
VISB 5  2.75%
                      12/31/2007              N/A              25.683 0
                      12/31/2008              25.683              17.875 1
                      12/31/2009              17.875              21.445 3
VISB 6  3.05%
                      12/31/2007              N/A              24.019 0
                      12/31/2008              24.019              16.667 1
                      12/31/2009              16.667              19.935 0
VISB 7  2.30%
                      12/31/2008              N/A              18.846 2
                      12/31/2009              18.846              22.711 3

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

63

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 9  2.70%
                      12/31/2008              N/A              17.968 0
                      12/31/2009              17.968              21.567 0
VISC 1  2.45%
                      12/31/2008              N/A              18.523 0
                      12/31/2009              18.523              22.288 0
VISC 10 3.00%
                      12/31/2008              N/A              17.324 0
                      12/31/2009              17.324              20.732 0
VISC 11 2.30%
                      12/31/2009              N/A              22.711 1
VISC 12 3.15%
                      12/31/2009              N/A              20.327 0
VISC 14 1.75%
                      12/31/2009              N/A              24.441 0
VISC 15 2.05%
                      12/31/2009              N/A              23.493 0
VISC 2  2.75%
                      12/31/2008              N/A              17.859 0
                      12/31/2009              17.859              21.426 0
VISC 3  2.60%
                      12/31/2008              N/A              18.188 0
                      12/31/2009              18.188              21.853 0
VISC 4  2.90%
                      12/31/2008              N/A              17.536 0
                      12/31/2009              17.536              21.007 0
VISC 5  2.15%
                      12/31/2008              N/A              19.211 0
                      12/31/2009              19.211              23.186 1
VISC 7  2.55%
                      12/31/2008              N/A              18.299 0
                      12/31/2009              18.299              21.997 0
VISC 8  2.85%
                      12/31/2008              N/A              17.643 0
                      12/31/2009              17.643              21.145 0
VISC 9  2.70%
                      12/31/2008              N/A              17.968 0
                      12/31/2009              17.968              21.567 0
VISI 10 2.50%
                      12/31/2008              N/A              18.410 1
                      12/31/2009              18.410              22.142 1
VISI 11 2.35%
                      12/31/2008              N/A              18.749 0
                      12/31/2009              18.749              22.583 0
VISI 12 2.65%
                      12/31/2008              N/A              18.078 0
                      12/31/2009              18.078              21.709 0
VISI 13 1.95%
                      12/31/2009              N/A              23.804 24
VISI 14 2.80%
                      12/31/2009              N/A              21.285 0
VISI 2  1.70%
                      12/31/2007              N/A              28.848 2
                      12/31/2008              28.848              20.291 2
                      12/31/2009              20.291              24.600 6

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2007              N/A              27.590 0
                      12/31/2008              27.590              19.328 19
                      12/31/2009              19.328              23.339 38
VISI 4  2.40%
                      12/31/2007              N/A              26.682 0
                      12/31/2008              26.682              18.635 2
                      12/31/2009              18.635              22.435 2
VISI 5  2.25%
                      12/31/2007              N/A              27.132 0
                      12/31/2008              27.132              18.978 8
                      12/31/2009              18.978              22.883 18
VISI 6  2.55%
                      12/31/2007              N/A              26.239 0
                      12/31/2008              26.239              18.299 2
                      12/31/2009              18.299              21.997 3
VISI 7  1.80%
                      12/31/2008              N/A              20.046 26
                      12/31/2009              20.046              24.278 29
VISI 9  2.20%
                      12/31/2008              N/A              18.481 0
                      12/31/2009              18.481              22.294 1
VISL 1  1.65%
                      12/31/2007              N/A              29.010 5
                      12/31/2008              29.010              20.415 7
                      12/31/2009              20.415              24.762 8
VISL 10 2.75%
                      12/31/2008              N/A              17.859 0
                      12/31/2009              17.859              21.426 0
VISL 11 2.60%
                      12/31/2008              N/A              18.188 0
                      12/31/2009              18.188              21.853 2
VISL 12 2.90%
                      12/31/2008              N/A              17.536 0
                      12/31/2009              17.536              21.007 0
VISL 13 2.20%
                      12/31/2009              N/A              22.294 7
VISL 14 3.05%
                      12/31/2009              N/A              19.935 0
VISL 2  1.95%
                      12/31/2007              N/A              28.055 0
                      12/31/2008              28.055              19.683 4
                      12/31/2009              19.683              23.804 5
VISL 3  2.35%
                      12/31/2007              N/A              26.831 0
                      12/31/2008              26.831              18.749 7
                      12/31/2009              18.749              22.583 13
VISL 4  2.65%
                      12/31/2007              N/A              25.948 0
                      12/31/2008              25.948              18.078 2
                      12/31/2009              18.078              21.709 4
VISL 5  2.50%
                      12/31/2007              N/A              26.386 0
                      12/31/2008              26.386              18.410 2
                      12/31/2009              18.410              22.142 6

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

64

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 6  2.80%
                      12/31/2007              N/A              25.517 0
                      12/31/2008              25.517              17.751 2
                      12/31/2009              17.751              21.285 3
VISL 7  2.05%
                      12/31/2008              N/A              19.446 2
                      12/31/2009              19.446              23.493 8
VISL 9  2.45%
                      12/31/2008              N/A              18.523 0
                      12/31/2009              18.523              22.288 0
Mutual Shares Securities Fund
VISB 1 1.90%
VISB NY/TRAD GMDB
                      12/31/2007              N/A              22.858 6
                      12/31/2008              22.858              14.105 10
                      12/31/2009              14.105              17.444 8
VISB 10 3.00%
                      12/31/2008              N/A              12.328 1
                      12/31/2009              12.328              15.080 1
VISB 11 2.85%
                      12/31/2008              N/A              12.555 0
                      12/31/2009              12.555              15.381 0
VISB 12 3.15%
                      12/31/2008              N/A              12.105 0
                      12/31/2009              12.105              14.785 0
VISB 13 3.30%
                      12/31/2009              N/A              14.496 0
VISB 14 2.45%
                      12/31/2009              N/A              16.212 0
VISB 2  2.20%
                      12/31/2007              N/A              21.377 0
                      12/31/2008              21.377              13.151 0
                      12/31/2009              13.151              16.216 5
VISB 3  2.60%
                      12/31/2007              N/A              21.141 0
                      12/31/2008              21.141              12.954 11
                      12/31/2009              12.954              15.909 13
VISB 4  2.90%
                      12/31/2007              N/A              19.771 0
                      12/31/2008              19.771              12.078 11
                      12/31/2009              12.078              14.789 9
VISB 5  2.75%
                      12/31/2007              N/A              20.790 0
                      12/31/2008              20.790              12.720 1
                      12/31/2009              12.720              15.598 7
VISB 6  3.05%
                      12/31/2007              N/A              19.443 0
                      12/31/2008              19.443              11.860 5
                      12/31/2009              11.860              14.500 5
VISB 7  2.30%
                      12/31/2008              N/A              13.423 2
                      12/31/2009              13.423              16.535 0
VISB 9  2.70%
                      12/31/2008              N/A              12.786 0
                      12/31/2009              12.786              15.687 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 1  2.45%
                      12/31/2008              N/A              13.181 3
                      12/31/2009              13.181              16.212 3
VISC 10 3.00%
                      12/31/2008              N/A              12.328 0
                      12/31/2009              12.328              15.080 0
VISC 11 2.30%
                      12/31/2009              N/A              16.535 0
VISC 12 3.15%
                      12/31/2009              N/A              14.785 0
VISC 14 1.75%
                      12/31/2009              N/A              17.778 0
VISC 15 2.05%
                      12/31/2009              N/A              17.088 0
VISC 2  2.75%
                      12/31/2008              N/A              12.709 0
                      12/31/2009              12.709              15.584 0
VISC 3  2.60%
                      12/31/2008              N/A              12.942 0
                      12/31/2009              12.942              15.895 0
VISC 4  2.90%
                      12/31/2008              N/A              12.479 0
                      12/31/2009              12.479              15.280 0
VISC 5  2.15%
                      12/31/2008              N/A              13.670 1
                      12/31/2009              13.670              16.865 1
VISC 7  2.55%
                      12/31/2008              N/A              13.021 0
                      12/31/2009              13.021              16.000 0
VISC 8  2.85%
                      12/31/2008              N/A              12.555 0
                      12/31/2009              12.555              15.381 0
VISC 9  2.70%
                      12/31/2008              N/A              12.786 0
                      12/31/2009              12.786              15.687 0
VISI 10 2.50%
                      12/31/2008              N/A              13.101 4
                      12/31/2009              13.101              16.106 4
VISI 11 2.35%
                      12/31/2008              N/A              13.342 1
                      12/31/2009              13.342              16.427 2
VISI 12 2.65%
                      12/31/2008              N/A              12.864 0
                      12/31/2009              12.864              15.791 0
VISI 13 1.95%
                      12/31/2009              N/A              17.314 8
VISI 14 2.80%
                      12/31/2009              N/A              15.482 0
VISI 2  1.70%
                      12/31/2007              N/A              23.353 4
                      12/31/2008              23.353              14.439 6
                      12/31/2009              14.439              17.893 4

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

65

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2007              N/A              22.334 0
                      12/31/2008              22.334              13.754 39
                      12/31/2009              13.754              16.976 47
VISI 4  2.40%
                      12/31/2007              N/A              21.599 0
                      12/31/2008              21.599              13.261 5
                      12/31/2009              13.261              16.319 6
VISI 5  2.25%
                      12/31/2007              N/A              21.963 0
                      12/31/2008              21.963              13.505 1
                      12/31/2009              13.505              16.644 2
VISI 6  2.55%
                      12/31/2007              N/A              21.241 0
                      12/31/2008              21.241              13.021 2
                      12/31/2009              13.021              16.000 4
VISI 7  1.80%
                      12/31/2008              N/A              14.265 34
                      12/31/2009              14.265              17.659 39
VISI 9  2.20%
                      12/31/2008              N/A              13.151 2
                      12/31/2009              13.151              16.216 4
VISL 1  1.65%
                      12/31/2007              N/A              23.484 4
                      12/31/2008              23.484              14.527 18
                      12/31/2009              14.527              18.011 15
VISL 10 2.75%
                      12/31/2008              N/A              12.709 0
                      12/31/2009              12.709              15.584 0
VISL 11 2.60%
                      12/31/2008              N/A              12.942 0
                      12/31/2009              12.942              15.895 0
VISL 12 2.90%
                      12/31/2008              N/A              12.479 0
                      12/31/2009              12.479              15.280 0
VISL 13 2.20%
                      12/31/2009              N/A              16.216 2
VISL 14 3.05%
                      12/31/2009              N/A              14.500 0
VISL 2  1.95%
                      12/31/2007              N/A              22.711 0
                      12/31/2008              22.711              14.007 3
                      12/31/2009              14.007              17.314 5
VISL 3  2.35%
                      12/31/2007              N/A              21.720 0
                      12/31/2008              21.720              13.342 13
                      12/31/2009              13.342              16.427 17
VISL 4  2.65%
                      12/31/2007              N/A              21.005 0
                      12/31/2008              21.005              12.864 2
                      12/31/2009              12.864              15.791 6
VISL 5  2.50%
                      12/31/2007              N/A              21.359 0
                      12/31/2008              21.359              13.101 3
                      12/31/2009              13.101              16.106 5

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 6  2.80%
                      12/31/2007              N/A              20.656 0
                      12/31/2008              20.656              12.632 0
                      12/31/2009              12.632              15.482 2
VISL 7  2.05%
                      12/31/2008              N/A              13.837 1
                      12/31/2009              13.837              17.088 6
VISL 9  2.45%
                      12/31/2008              N/A              13.181 2
                      12/31/2009              13.181              16.212 5
PIMCO VIT All Asset Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.467 0
                      12/31/2008              13.467              11.120 0
                      12/31/2009              11.120              13.264 15
VISB 10 3.00%
                      12/31/2008              N/A              9.974 0
                      12/31/2009              9.974              11.767 1
VISB 11 2.85%
                      12/31/2008              N/A              10.044 0
                      12/31/2009              10.044              11.868 2
VISB 12 3.15%
                      12/31/2008              N/A              9.904 0
                      12/31/2009              9.904              11.668 1
VISB 13 3.30%
                      12/31/2009              N/A              11.569 0
VISB 14 2.45%
                      12/31/2009              N/A              12.141 0
VISB 2  2.20%
                      12/31/2007              N/A              13.320 0
                      12/31/2008              13.320              10.965 0
                      12/31/2009              10.965              13.041 5
VISB 3  2.60%
                      12/31/2007              N/A              13.126 0
                      12/31/2008              13.126              10.762 4
                      12/31/2009              10.762              12.748 4
VISB 4  2.90%
                      12/31/2007              N/A              12.982 0
                      12/31/2008              12.982              10.612 3
                      12/31/2009              10.612              12.533 3
VISB 5  2.75%
                      12/31/2007              N/A              13.054 0
                      12/31/2008              13.054              10.687 2
                      12/31/2009              10.687              12.640 2
VISB 6  3.05%
                      12/31/2007              N/A              12.911 0
                      12/31/2008              12.911              10.538 0
                      12/31/2009              10.538              12.426 0
VISB 7  2.30%
                      12/31/2008              N/A              10.914 5
                      12/31/2009              10.914              12.967 5
VISB 9  2.70%
                      12/31/2008              N/A              10.115 0
                      12/31/2009              10.115              11.970 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

66

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 1  2.45%
                      12/31/2008              N/A              10.234 0
                      12/31/2009              10.234              12.141 0
VISC 10 3.00%
                      12/31/2008              N/A              9.974 0
                      12/31/2009              9.974              11.767 0
VISC 11 2.30%
                      12/31/2009              N/A              12.967 0
VISC 12 3.15%
                      12/31/2009              N/A              11.668 0
VISC 14 1.75%
                      12/31/2009              N/A              13.367 0
VISC 15 2.05%
                      12/31/2009              N/A              12.419 0
VISC 2  2.75%
                      12/31/2008              N/A              10.091 0
                      12/31/2009              10.091              11.936 0
VISC 3  2.60%
                      12/31/2008              N/A              10.162 0
                      12/31/2009              10.162              12.038 0
VISC 4  2.90%
                      12/31/2008              N/A              10.021 0
                      12/31/2009              10.021              11.834 0
VISC 5  2.15%
                      12/31/2008              N/A              10.378 10
                      12/31/2009              10.378              12.349 10
VISC 7  2.55%
                      12/31/2008              N/A              10.186 0
                      12/31/2009              10.186              12.072 0
VISC 8  2.85%
                      12/31/2008              N/A              10.044 1
                      12/31/2009              10.044              11.868 2
VISC 9  2.70%
                      12/31/2008              N/A              10.115 0
                      12/31/2009              10.115              11.970 0
VISI 10 2.50%
                      12/31/2008              N/A              10.210 0
                      12/31/2009              10.210              12.106 15
VISI 11 2.35%
                      12/31/2008              N/A              10.282 0
                      12/31/2009              10.282              12.210 13
VISI 12 2.65%
                      12/31/2008              N/A              10.139 0
                      12/31/2009              10.139              12.004 3
VISI 13 1.95%
                      12/31/2009              N/A              12.490 18
VISI 14 2.80%
                      12/31/2009              N/A              11.902 1
VISI 2  1.70%
                      12/31/2007              N/A              12.811 0
                      12/31/2008              12.811              10.599 0
                      12/31/2009              10.599              12.668 27
VISI 3  2.10%
                      12/31/2007              N/A              12.624 0
                      12/31/2008              12.624              10.403 8
                      12/31/2009              10.403              12.384 26

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 4  2.40%
                      12/31/2007              N/A              12.486 0
                      12/31/2008              12.486              10.258 0
                      12/31/2009              10.258              12.175 2
VISI 5  2.25%
                      12/31/2007              N/A              12.555 0
                      12/31/2008              12.555              10.330 6
                      12/31/2009              10.330              12.279 6
VISI 6  2.55%
                      12/31/2007              N/A              12.417 0
                      12/31/2008              12.417              10.186 1
                      12/31/2009              10.186              12.072 0
VISI 7  1.80%
                      12/31/2008              N/A              10.550 1
                      12/31/2009              10.550              12.597 9
VISI 9  2.20%
                      12/31/2008              N/A              10.965 0
                      12/31/2009              10.965              13.041 0
VISL 1  1.65%
                      12/31/2007              N/A              12.834 0
                      12/31/2008              12.834              10.624 5
                      12/31/2009              10.624              12.704 6
VISL 10 2.75%
                      12/31/2008              N/A              10.091 1
                      12/31/2009              10.091              11.936 4
VISL 11 2.60%
                      12/31/2008              N/A              10.162 0
                      12/31/2009              10.162              12.038 1
VISL 12 2.90%
                      12/31/2008              N/A              10.021 0
                      12/31/2009              10.021              11.834 1
VISL 13 2.20%
                      12/31/2009              N/A              13.041 5
VISL 14 3.05%
                      12/31/2009              N/A              12.426 0
VISL 2  1.95%
                      12/31/2007              N/A              12.694 0
                      12/31/2008              12.694              10.476 3
                      12/31/2009              10.476              12.490 18
VISL 3  2.35%
                      12/31/2007              N/A              12.509 0
                      12/31/2008              12.509              10.282 9
                      12/31/2009              10.282              12.210 14
VISL 4  2.65%
                      12/31/2007              N/A              12.372 0
                      12/31/2008              12.372              10.139 1
                      12/31/2009              10.139              12.004 1
VISL 5  2.50%
                      12/31/2007              N/A              12.440 0
                      12/31/2008              12.440              10.210 1
                      12/31/2009              10.210              12.106 2
VISL 6  2.80%
                      12/31/2007              N/A              12.304 0
                      12/31/2008              12.304              10.068 1
                      12/31/2009              10.068              11.902 4

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

67

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 7  2.05%
                      12/31/2008              N/A              10.427 1
                      12/31/2009              10.427              12.419 2
VISL 9  2.45%
                      12/31/2008              N/A              10.234 1
                      12/31/2009              10.234              12.141 1
PIMCO VIT CommodityRealReturn Strategy Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.645 12
                      12/31/2008              12.645              6.974 32
                      12/31/2009              6.974              9.684 16
VISB 10 3.00%
                      12/31/2008              N/A              6.697 0
                      12/31/2009              6.697              9.199 0
VISB 11 2.85%
                      12/31/2008              N/A              6.734 0
                      12/31/2009              6.734              9.263 3
VISB 12 3.15%
                      12/31/2008              N/A              6.661 0
                      12/31/2009              6.661              9.134 0
VISB 13 3.30%
                      12/31/2009              N/A              9.070 0
VISB 14 2.45%
                      12/31/2009              N/A              9.438 1
VISB 2  2.20%
                      12/31/2007              N/A              12.544 2
                      12/31/2008              12.544              6.897 6
                      12/31/2009              6.897              9.549 9
VISB 3  2.60%
                      12/31/2007              N/A              12.411 0
                      12/31/2008              12.411              6.797 20
                      12/31/2009              6.797              9.372 31
VISB 4  2.90%
                      12/31/2007              N/A              12.312 0
                      12/31/2008              12.312              6.722 7
                      12/31/2009              6.722              9.242 6
VISB 5  2.75%
                      12/31/2007              N/A              12.361 0
                      12/31/2008              12.361              6.759 7
                      12/31/2009              6.759              9.307 11
VISB 6  3.05%
                      12/31/2007              N/A              12.263 0
                      12/31/2008              12.263              6.685 3
                      12/31/2009              6.685              9.177 0
VISB 7  2.30%
                      12/31/2008              N/A              6.872 14
                      12/31/2009              6.872              9.505 8
VISB 9  2.70%
                      12/31/2008              N/A              6.772 0
                      12/31/2009              6.772              9.329 1
VISC 1  2.45%
                      12/31/2008              N/A              6.834 2
                      12/31/2009              6.834              9.438 2
VISC 10 3.00%
                      12/31/2008              N/A              6.697 0
                      12/31/2009              6.697              9.199 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 11 2.30%
                      12/31/2009              N/A              9.505 1
VISC 12 3.15%
                      12/31/2009              N/A              9.134 0
VISC 14 1.75%
                      12/31/2009              N/A              9.752 0
VISC 15 2.05%
                      12/31/2009              N/A              9.617 0
VISC 2  2.75%
                      12/31/2008              N/A              6.759 0
                      12/31/2009              6.759              9.307 1
VISC 3  2.60%
                      12/31/2008              N/A              6.797 0
                      12/31/2009              6.797              9.372 0
VISC 4  2.90%
                      12/31/2008              N/A              6.722 0
                      12/31/2009              6.722              9.242 0
VISC 5  2.15%
                      12/31/2008              N/A              6.910 1
                      12/31/2009              6.910              9.572 2
VISC 7  2.55%
                      12/31/2008              N/A              6.809 0
                      12/31/2009              6.809              9.394 0
VISC 8  2.85%
                      12/31/2008              N/A              6.734 0
                      12/31/2009              6.734              9.263 0
VISC 9  2.70%
                      12/31/2008              N/A              6.772 0
                      12/31/2009              6.772              9.329 0
VISI 10 2.50%
                      12/31/2008              N/A              6.822 1
                      12/31/2009              6.822              9.416 1
VISI 11 2.35%
                      12/31/2008              N/A              6.859 1
                      12/31/2009              6.859              9.483 4
VISI 12 2.65%
                      12/31/2008              N/A              6.784 1
                      12/31/2009              6.784              9.350 0
VISI 13 1.95%
                      12/31/2009              N/A              9.662 20
VISI 14 2.80%
                      12/31/2009              N/A              9.285 0
VISI 2  1.70%
                      12/31/2007              N/A              12.713 1
                      12/31/2008              12.713              7.025 1
                      12/31/2009              7.025              9.775 2
VISI 3  2.10%
                      12/31/2007              N/A              12.578 0
                      12/31/2008              12.578              6.923 24
                      12/31/2009              6.923              9.594 52
VISI 4  2.40%
                      12/31/2007              N/A              12.478 0
                      12/31/2008              12.478              6.847 13
                      12/31/2009              6.847              9.460 17

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

68

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 5  2.25%
                      12/31/2007              N/A              12.528 0
                      12/31/2008              12.528              6.885 16
                      12/31/2009              6.885              9.527 15
VISI 6  2.55%
                      12/31/2007              N/A              12.428 0
                      12/31/2008              12.428              6.809 0
                      12/31/2009              6.809              9.394 0
VISI 7  1.80%
                      12/31/2008              N/A              7.000 8
                      12/31/2009              7.000              9.730 24
VISI 9  2.20%
                      12/31/2008              N/A              6.897 0
                      12/31/2009              6.897              9.549 3
VISL 1  1.65%
                      12/31/2007              N/A              12.730 1
                      12/31/2008              12.730              7.038 5
                      12/31/2009              7.038              9.798 6
VISL 10 2.75%
                      12/31/2008              N/A              6.759 0
                      12/31/2009              6.759              9.307 4
VISL 11 2.60%
                      12/31/2008              N/A              6.797 0
                      12/31/2009              6.797              9.372 0
VISL 12 2.90%
                      12/31/2008              N/A              6.722 0
                      12/31/2009              6.722              9.242 2
VISL 13 2.20%
                      12/31/2009              N/A              9.549 2
VISL 14 3.05%
                      12/31/2009              N/A              9.177 0
VISL 2  1.95%
                      12/31/2007              N/A              12.629 0
                      12/31/2008              12.629              6.961 4
                      12/31/2009              6.961              9.662 4
VISL 3  2.35%
                      12/31/2007              N/A              12.494 0
                      12/31/2008              12.494              6.859 16
                      12/31/2009              6.859              9.483 20
VISL 4  2.65%
                      12/31/2007              N/A              12.394 0
                      12/31/2008              12.394              6.784 2
                      12/31/2009              6.784              9.350 6
VISL 5  2.50%
                      12/31/2007              N/A              12.444 0
                      12/31/2008              12.444              6.822 2
                      12/31/2009              6.822              9.416 3
VISL 6  2.80%
                      12/31/2007              N/A              12.345 0
                      12/31/2008              12.345              6.747 6
                      12/31/2009              6.747              9.285 10
VISL 7  2.05%
                      12/31/2008              N/A              6.935 2
                      12/31/2009              6.935              9.617 6
VISL 9  2.45%
                      12/31/2008              N/A              6.834 1
                      12/31/2009              6.834              9.438 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
PIMCO VIT Emerging Markets Bond Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.124 1
                      12/31/2008              12.124              10.159 1
                      12/31/2009              10.159              13.016 4
VISB 10 3.00%
                      12/31/2008              N/A              9.756 0
                      12/31/2009              9.756              12.364 4
VISB 11 2.85%
                      12/31/2008              N/A              9.810 0
                      12/31/2009              9.810              12.451 1
VISB 12 3.15%
                      12/31/2008              N/A              9.702 0
                      12/31/2009              9.702              12.277 2
VISB 13 3.30%
                      12/31/2009              N/A              12.191 3
VISB 14 2.45%
                      12/31/2009              N/A              12.686 1
VISB 2  2.20%
                      12/31/2007              N/A              12.027 0
                      12/31/2008              12.027              10.047 1
                      12/31/2009              10.047              12.835 3
VISB 3  2.60%
                      12/31/2007              N/A              11.899 0
                      12/31/2008              11.899              9.901 2
                      12/31/2009              9.901              12.597 7
VISB 4  2.90%
                      12/31/2007              N/A              11.804 0
                      12/31/2008              11.804              9.792 0
                      12/31/2009              9.792              12.422 7
VISB 5  2.75%
                      12/31/2007              N/A              11.851 0
                      12/31/2008              11.851              9.846 1
                      12/31/2009              9.846              12.509 2
VISB 6  3.05%
                      12/31/2007              N/A              11.757 0
                      12/31/2008              11.757              9.738 0
                      12/31/2009              9.738              12.335 10
VISB 7  2.30%
                      12/31/2008              N/A              10.010 3
                      12/31/2009              10.010              12.775 4
VISB 9  2.70%
                      12/31/2008              N/A              9.864 0
                      12/31/2009              9.864              12.538 5
VISC 1  2.45%
                      12/31/2008              N/A              9.955 2
                      12/31/2009              9.955              12.686 2
VISC 10 3.00%
                      12/31/2008              N/A              9.756 0
                      12/31/2009              9.756              12.364 0
VISC 11 2.30%
                      12/31/2009              N/A              12.775 0
VISC 12 3.15%
                      12/31/2009              N/A              12.277 0
VISC 14 1.75%
                      12/31/2009              N/A              13.108 1

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

69

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              12.925 1
VISC 2  2.75%
                      12/31/2008              N/A              9.846 0
                      12/31/2009              9.846              12.509 1
VISC 3  2.60%
                      12/31/2008              N/A              9.901 0
                      12/31/2009              9.901              12.597 0
VISC 4  2.90%
                      12/31/2008              N/A              9.792 0
                      12/31/2009              9.792              12.422 0
VISC 5  2.15%
                      12/31/2008              N/A              10.066 0
                      12/31/2009              10.066              12.865 6
VISC 7  2.55%
                      12/31/2008              N/A              9.919 0
                      12/31/2009              9.919              12.627 0
VISC 8  2.85%
                      12/31/2008              N/A              9.810 0
                      12/31/2009              9.810              12.451 2
VISC 9  2.70%
                      12/31/2008              N/A              9.864 0
                      12/31/2009              9.864              12.538 0
VISI 10 2.50%
                      12/31/2008              N/A              9.937 0
                      12/31/2009              9.937              12.656 11
VISI 11 2.35%
                      12/31/2008              N/A              9.992 1
                      12/31/2009              9.992              12.745 5
VISI 12 2.65%
                      12/31/2008              N/A              9.882 0
                      12/31/2009              9.882              12.568 13
VISI 13 1.95%
                      12/31/2009              N/A              12.986 6
VISI 14 2.80%
                      12/31/2009              N/A              12.480 3
VISI 2  1.70%
                      12/31/2007              N/A              12.189 0
                      12/31/2008              12.189              10.234 0
                      12/31/2009              10.234              13.139 18
VISI 3  2.10%
                      12/31/2007              N/A              12.059 0
                      12/31/2008              12.059              10.084 1
                      12/31/2009              10.084              12.895 5
VISI 4  2.40%
                      12/31/2007              N/A              11.963 0
                      12/31/2008              11.963              9.974 4
                      12/31/2009              9.974              12.716 22
VISI 5  2.25%
                      12/31/2007              N/A              12.011 0
                      12/31/2008              12.011              10.029 2
                      12/31/2009              10.029              12.805 2
VISI 6  2.55%
                      12/31/2007              N/A              11.915 0
                      12/31/2008              11.915              9.919 0
                      12/31/2009              9.919              12.627 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              10.196 0
                      12/31/2009              10.196              13.077 2
VISI 9  2.20%
                      12/31/2008              N/A              10.047 0
                      12/31/2009              10.047              12.835 0
VISL 1  1.65%
                      12/31/2007              N/A              12.205 0
                      12/31/2008              12.205              10.253 1
                      12/31/2009              10.253              13.170 32
VISL 10 2.75%
                      12/31/2008              N/A              9.846 0
                      12/31/2009              9.846              12.509 6
VISL 11 2.60%
                      12/31/2008              N/A              9.901 0
                      12/31/2009              9.901              12.597 0
VISL 12 2.90%
                      12/31/2008              N/A              9.792 0
                      12/31/2009              9.792              12.422 3
VISL 13 2.20%
                      12/31/2009              N/A              12.835 0
VISL 14 3.05%
                      12/31/2009              N/A              12.335 0
VISL 2  1.95%
                      12/31/2007              N/A              12.108 0
                      12/31/2008              12.108              10.140 2
                      12/31/2009              10.140              12.986 9
VISL 3  2.35%
                      12/31/2007              N/A              11.979 0
                      12/31/2008              11.979              9.992 2
                      12/31/2009              9.992              12.745 4
VISL 4  2.65%
                      12/31/2007              N/A              11.883 0
                      12/31/2008              11.883              9.882 0
                      12/31/2009              9.882              12.568 6
VISL 5  2.50%
                      12/31/2007              N/A              11.931 0
                      12/31/2008              11.931              9.937 0
                      12/31/2009              9.937              12.656 0
VISL 6  2.80%
                      12/31/2007              N/A              11.835 0
                      12/31/2008              11.835              9.828 4
                      12/31/2009              9.828              12.480 5
VISL 7  2.05%
                      12/31/2008              N/A              10.103 1
                      12/31/2009              10.103              12.925 21
VISL 9  2.45%
                      12/31/2008              N/A              9.955 0
                      12/31/2009              9.955              12.686 0
PIMCO VIT Global Bond Portfolio (Unhedged)
VISB 1  1.90%
                      12/31/2007              N/A              10.302 0
                      12/31/2008              10.302              10.022 12
                      12/31/2009              10.022              11.492 13

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

70

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              9.624 0
                      12/31/2009              9.624              10.915 0
VISB 11 2.85%
                      12/31/2008              N/A              9.678 0
                      12/31/2009              9.678              10.992 8
VISB 12 3.15%
                      12/31/2008              N/A              9.572 0
                      12/31/2009              9.572              10.839 1
VISB 13 3.30%
                      12/31/2009              N/A              10.763 0
VISB 14 2.45%
                      12/31/2009              N/A              11.200 0
VISB 2  2.20%
                      12/31/2007              N/A              10.219 1
                      12/31/2008              10.219              9.912 6
                      12/31/2009              9.912              11.331 8
VISB 3  2.60%
                      12/31/2007              N/A              10.111 0
                      12/31/2008              10.111              9.767 4
                      12/31/2009              9.767              11.121 5
VISB 4  2.90%
                      12/31/2007              N/A              10.030 0
                      12/31/2008              10.030              9.660 0
                      12/31/2009              9.660              10.966 0
VISB 5  2.75%
                      12/31/2007              N/A              10.070 0
                      12/31/2008              10.070              9.713 2
                      12/31/2009              9.713              11.044 2
VISB 6  3.05%
                      12/31/2007              N/A              9.990 0
                      12/31/2008              9.990              9.607 0
                      12/31/2009              9.607              10.890 1
VISB 7  2.30%
                      12/31/2008              N/A              9.875 1
                      12/31/2009              9.875              11.279 2
VISB 9  2.70%
                      12/31/2008              N/A              9.731 0
                      12/31/2009              9.731              11.069 5
VISC 1  2.45%
                      12/31/2008              N/A              9.821 2
                      12/31/2009              9.821              11.200 3
VISC 10 3.00%
                      12/31/2008              N/A              9.624 0
                      12/31/2009              9.624              10.915 0
VISC 11 2.30%
                      12/31/2009              N/A              11.279 0
VISC 12 3.15%
                      12/31/2009              N/A              10.839 0
VISC 14 1.75%
                      12/31/2009              N/A              11.572 0
VISC 15 2.05%
                      12/31/2009              N/A              11.411 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              9.713 0
                      12/31/2009              9.713              11.044 0
VISC 3  2.60%
                      12/31/2008              N/A              9.767 0
                      12/31/2009              9.767              11.121 0
VISC 4  2.90%
                      12/31/2008              N/A              9.660 0
                      12/31/2009              9.660              10.966 0
VISC 5  2.15%
                      12/31/2008              N/A              9.930 1
                      12/31/2009              9.930              11.358 2
VISC 7  2.55%
                      12/31/2008              N/A              9.785 0
                      12/31/2009              9.785              11.147 0
VISC 8  2.85%
                      12/31/2008              N/A              9.678 2
                      12/31/2009              9.678              10.992 1
VISC 9  2.70%
                      12/31/2008              N/A              9.731 0
                      12/31/2009              9.731              11.069 0
VISI 10 2.50%
                      12/31/2008              N/A              9.803 0
                      12/31/2009              9.803              11.174 4
VISI 11 2.35%
                      12/31/2008              N/A              9.857 0
                      12/31/2009              9.857              11.252 2
VISI 12 2.65%
                      12/31/2008              N/A              9.749 0
                      12/31/2009              9.749              11.095 1
VISI 13 1.95%
                      12/31/2009              N/A              11.465 5
VISI 14 2.80%
                      12/31/2009              N/A              11.018 0
VISI 2  1.70%
                      12/31/2007              N/A              10.357 0
                      12/31/2008              10.357              10.096 0
                      12/31/2009              10.096              11.600 6
VISI 3  2.10%
                      12/31/2007              N/A              10.247 0
                      12/31/2008              10.247              9.948 5
                      12/31/2009              9.948              11.385 17
VISI 4  2.40%
                      12/31/2007              N/A              10.165 0
                      12/31/2008              10.165              9.839 6
                      12/31/2009              9.839              11.226 9
VISI 5  2.25%
                      12/31/2007              N/A              10.206 0
                      12/31/2008              10.206              9.894 6
                      12/31/2009              9.894              11.305 5
VISI 6  2.55%
                      12/31/2007              N/A              10.124 0
                      12/31/2008              10.124              9.785 0
                      12/31/2009              9.785              11.147 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

71

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              10.059 2
                      12/31/2009              10.059              11.545 8
VISI 9  2.20%
                      12/31/2008              N/A              9.912 0
                      12/31/2009              9.912              11.331 0
VISL 1  1.65%
                      12/31/2007              N/A              10.371 0
                      12/31/2008              10.371              10.114 0
                      12/31/2009              10.114              11.627 10
VISL 10 2.75%
                      12/31/2008              N/A              9.713 1
                      12/31/2009              9.713              11.044 6
VISL 11 2.60%
                      12/31/2008              N/A              9.767 0
                      12/31/2009              9.767              11.121 0
VISL 12 2.90%
                      12/31/2008              N/A              9.660 0
                      12/31/2009              9.660              10.966 0
VISL 13 2.20%
                      12/31/2009              N/A              11.331 2
VISL 14 3.05%
                      12/31/2009              N/A              10.890 0
VISL 2  1.95%
                      12/31/2007              N/A              10.288 0
                      12/31/2008              10.288              10.003 0
                      12/31/2009              10.003              11.465 2
VISL 3  2.35%
                      12/31/2007              N/A              10.178 0
                      12/31/2008              10.178              9.857 3
                      12/31/2009              9.857              11.252 2
VISL 4  2.65%
                      12/31/2007              N/A              10.097 0
                      12/31/2008              10.097              9.749 3
                      12/31/2009              9.749              11.095 9
VISL 5  2.50%
                      12/31/2007              N/A              10.138 0
                      12/31/2008              10.138              9.803 2
                      12/31/2009              9.803              11.174 2
VISL 6  2.80%
                      12/31/2007              N/A              10.057 0
                      12/31/2008              10.057              9.695 0
                      12/31/2009              9.695              11.018 0
VISL 7  2.05%
                      12/31/2008              N/A              9.967 0
                      12/31/2009              9.967              11.411 1
VISL 9  2.45%
                      12/31/2008              N/A              9.821 1
                      12/31/2009              9.821              11.200 2
PIMCO VIT Global Multi-Asset Portfolio
VISB 1  1.90%
                      12/31/2009              N/A              10.001 3
VISB 10 3.00%
                      12/31/2009              N/A              9.980 0
VISB 11 2.85%
                      12/31/2009              N/A              9.983 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2009              N/A              9.977 0
VISB 13 3.30%
                      12/31/2009              N/A              9.974 0
VISB 14 2.45%
                      12/31/2009              N/A              9.990 0
VISB 2  2.20%
                      12/31/2009              N/A              9.995 0
VISB 3  2.60%
                      12/31/2009              N/A              9.988 0
VISB 4  2.90%
                      12/31/2009              N/A              9.982 0
VISB 5  2.75%
                      12/31/2009              N/A              9.985 0
VISB 6  3.05%
                      12/31/2009              N/A              9.979 0
VISB 7  2.30%
                      12/31/2009              N/A              9.993 0
VISB 9  2.70%
                      12/31/2009              N/A              9.986 3
VISC 1  2.45%
                      12/31/2009              N/A              9.990 0
VISC 10 3.00
                      12/31/2009              N/A              9.980 0
VISC 11 2.30%
                      12/31/2009              N/A              9.993 0
VISC 12 3.15%
                      12/31/2009              N/A              9.977 0
VISC 14 1.75%
                      12/31/2009              N/A              10.004 0
VISC 15 2.05%
                      12/31/2009              N/A              9.998 0
VISC 2  2.75%
                      12/31/2009              N/A              9.985 0
VISC 3  2.60%
                      12/31/2009              N/A              9.988 0
VISC 4  2.90%
                      12/31/2009              N/A              9.982 0
VISC 5  2.15%
                      12/31/2009              N/A              9.996 0
VISC 7  2.55%
                      12/31/2009              N/A              9.989 0
VISC 8  2.85%
                      12/31/2009              N/A              9.983 0
VISC 9  2.70%
                      12/31/2009              N/A              9.986 0
VISI 10 2.50%
                      12/31/2009              N/A              9.989 0
VISI 11 2.35%
                      12/31/2009              N/A              9.992 0
VISI 12 2.65%
                      12/31/2009              N/A              9.987 0
VISI 13 1.95%
                      12/31/2009              N/A              10.000 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

72

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 14 2.80%
                      12/31/2009              N/A              9.984 0
VISI 2  1.70%
                      12/31/2009              N/A              10.005 17
VISI 3  2.10%
                      12/31/2009              N/A              9.997 0
VISI 4  2.40%
                      12/31/2009              N/A              9.991 0
VISI 5  2.25%
                      12/31/2009              N/A              9.994 0
VISI 6  2.55%
                      12/31/2009              N/A              9.989 0
VISI 7  1.80%
                      12/31/2009              N/A              10.003 0
VISI 9  2.20%
                      12/31/2009              N/A              9.995 0
VISL 1  1.65%
                      12/31/2009              N/A              10.006 5
VISL 10 2.75%
                      12/31/2009              N/A              9.985 3
VISL 11 2.60%
                      12/31/2009              N/A              9.988 0
VISL 12 2.90%
                      12/31/2009              N/A              9.982 5
VISL 13 2.20%
                      12/31/2009              N/A              9.995 0
VISL 14 3.05%
                      12/31/2009              N/A              9.979 0
VISL 2  1.95%
                      12/31/2009              N/A              10.000 12
VISL 3  2.35%
                      12/31/2009              N/A              9.992 0
VISL 4  2.65%
                      12/31/2009              N/A              9.987 0
VISL 5  2.50%
                      12/31/2009              N/A              9.989 0
VISL 6  2.80%
                      12/31/2009              N/A              9.984 0
VISL 7  2.05%
                      12/31/2009              N/A              9.998 0
VISL 9  2.45%
                      12/31/2009              N/A              9.990 0
PIMCO VIT High Yield Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.628 0
                      12/31/2008              13.628              10.223 2
                      12/31/2009              10.223              14.086 4
VISB 10 3.00%
                      12/31/2008              N/A              9.345 0
                      12/31/2009              9.345              12.736 4
VISB 11 2.85%
                      12/31/2008              N/A              9.471 0
                      12/31/2009              9.471              12.927 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              9.221 0
                      12/31/2009              9.221              12.547 2
VISB 13 3.30%
                      12/31/2009              N/A              12.427 3
VISB 14 2.45%
                      12/31/2009              N/A              13.450 8
VISB 2  2.20%
                      12/31/2007              N/A              13.346 1
                      12/31/2008              13.346              9.982 2
                      12/31/2009              9.982              13.713 4
VISB 3  2.60%
                      12/31/2007              N/A              12.980 0
                      12/31/2008              12.980              9.669 3
                      12/31/2009              9.669              13.230 8
VISB 4  2.90%
                      12/31/2007              N/A              12.713 0
                      12/31/2008              12.713              9.441 1
                      12/31/2009              9.441              12.880 6
VISB 5  2.75%
                      12/31/2007              N/A              12.846 0
                      12/31/2008              12.846              9.555 1
                      12/31/2009              9.555              13.054 4
VISB 6  3.05%
                      12/31/2007              N/A              12.581 0
                      12/31/2008              12.581              9.329 0
                      12/31/2009              9.329              12.708 10
VISB 7  2.30%
                      12/31/2008              N/A              9.903 3
                      12/31/2009              9.903              13.591 5
VISB 9  2.70%
                      12/31/2008              N/A              9.599 0
                      12/31/2009              9.599              13.120 1
VISC 1  2.45%
                      12/31/2008              N/A              9.815 0
                      12/31/2009              9.815              13.450 0
VISC 10 3.00%
                      12/31/2008              N/A              9.345 0
                      12/31/2009              9.345              12.736 0
VISC 11 2.30%
                      12/31/2009              N/A              13.591 0
VISC 12 3.15%
                      12/31/2009              N/A              12.547 0
VISC 14 1.75%
                      12/31/2009              N/A              13.884 1
VISC 15 2.05%
                      12/31/2009              N/A              13.995 3
VISC 2  2.75%
                      12/31/2008              N/A              9.556 1
                      12/31/2009              9.556              13.055 2
VISC 3  2.60%
                      12/31/2008              N/A              9.685 0
                      12/31/2009              9.685              13.251 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

73

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 4  2.90%
                      12/31/2008              N/A              9.429 0
                      12/31/2009              9.429              12.863 0
VISC 5  2.15%
                      12/31/2008              N/A              10.081 0
                      12/31/2009              10.081              13.857 0
VISC 7  2.55%
                      12/31/2008              N/A              9.728 0
                      12/31/2009              9.728              13.317 0
VISC 8  2.85%
                      12/31/2008              N/A              9.471 0
                      12/31/2009              9.471              12.927 2
VISC 9  2.70%
                      12/31/2008              N/A              9.599 0
                      12/31/2009              9.599              13.120 0
VISI 10 2.50%
                      12/31/2008              N/A              9.771 1
                      12/31/2009              9.771              13.383 10
VISI 11 2.35%
                      12/31/2008              N/A              9.903 1
                      12/31/2009              9.903              13.584 3
VISI 12 2.65%
                      12/31/2008              N/A              9.641 0
                      12/31/2009              9.641              13.186 12
VISI 13 1.95%
                      12/31/2009              N/A              14.134 13
VISI 14 2.80%
                      12/31/2009              N/A              12.991 3
VISI 2  1.70%
                      12/31/2007              N/A              13.962 1
                      12/31/2008              13.962              10.494 0
                      12/31/2009              10.494              14.489 25
VISI 3  2.10%
                      12/31/2007              N/A              13.526 0
                      12/31/2008              13.526              10.126 1
                      12/31/2009              10.126              13.925 19
VISI 4  2.40%
                      12/31/2007              N/A              13.209 0
                      12/31/2008              13.209              9.859 0
                      12/31/2009              9.859              13.517 17
VISI 5  2.25%
                      12/31/2007              N/A              13.366 0
                      12/31/2008              13.366              9.992 2
                      12/31/2009              9.992              13.720 3
VISI 6  2.55%
                      12/31/2007              N/A              13.053 0
                      12/31/2008              13.053              9.728 0
                      12/31/2009              9.728              13.317 1
VISI 7  1.80%
                      12/31/2008              N/A              10.401 12
                      12/31/2009              10.401              14.346 19
VISI 9  2.20%
                      12/31/2008              N/A              9.982 0
                      12/31/2009              9.982              13.713 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              14.017 0
                      12/31/2008              14.017              10.541 0
                      12/31/2009              10.541              14.561 4
VISL 10 2.75%
                      12/31/2008              N/A              9.556 0
                      12/31/2009              9.556              13.055 3
VISL 11 2.60%
                      12/31/2008              N/A              9.685 0
                      12/31/2009              9.685              13.251 0
VISL 12 2.90%
                      12/31/2008              N/A              9.429 0
                      12/31/2009              9.429              12.863 0
VISL 13 2.20%
                      12/31/2009              N/A              13.713 1
VISL 14 3.05%
                      12/31/2009              N/A              12.708 0
VISL 2  1.95%
                      12/31/2007              N/A              13.688 0
                      12/31/2008              13.688              10.263 1
                      12/31/2009              10.263              14.134 20
VISL 3  2.35%
                      12/31/2007              N/A              13.261 0
                      12/31/2008              13.261              9.903 3
                      12/31/2009              9.903              13.584 5
VISL 4  2.65%
                      12/31/2007              N/A              12.950 0
                      12/31/2008              12.950              9.641 1
                      12/31/2009              9.641              13.186 7
VISL 5  2.50%
                      12/31/2007              N/A              13.104 0
                      12/31/2008              13.104              9.771 2
                      12/31/2009              9.771              13.383 4
VISL 6  2.80%
                      12/31/2007              N/A              12.797 0
                      12/31/2008              12.797              9.513 0
                      12/31/2009              9.513              12.991 3
VISL 7  2.05%
                      12/31/2008              N/A              10.172 1
                      12/31/2009              10.172              13.995 1
VISL 9  2.45%
                      12/31/2008              N/A              9.815 0
                      12/31/2009              9.815              13.450 0
PIMCO VIT Real Return Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              11.989 0
                      12/31/2008              11.989              10.933 16
                      12/31/2009              10.933              12.700 21
VISB 10 3.00%
                      12/31/2008              N/A              10.314 0
                      12/31/2009              10.314              11.851 0
VISB 11 2.85%
                      12/31/2008              N/A              10.403 0
                      12/31/2009              10.403              11.970 9

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

74

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              10.227 0
                      12/31/2009              10.227              11.732 1
VISB 13 3.30%
                      12/31/2009              N/A              11.615 0
VISB 14 2.45%
                      12/31/2009              N/A              12.294 0
VISB 2  2.20%
                      12/31/2007              N/A              11.822 0
                      12/31/2008              11.822              10.748 1
                      12/31/2009              10.748              12.448 10
VISB 3  2.60%
                      12/31/2007              N/A              11.603 0
                      12/31/2008              11.603              10.507 13
                      12/31/2009              10.507              12.120 16
VISB 4  2.90%
                      12/31/2007              N/A              11.441 0
                      12/31/2008              11.441              10.329 2
                      12/31/2009              10.329              11.880 2
VISB 5  2.75%
                      12/31/2007              N/A              11.522 0
                      12/31/2008              11.522              10.418 4
                      12/31/2009              10.418              11.999 16
VISB 6  3.05%
                      12/31/2007              N/A              11.361 0
                      12/31/2008              11.361              10.242 0
                      12/31/2009              10.242              11.761 1
VISB 7  2.30%
                      12/31/2008              N/A              10.732 8
                      12/31/2009              10.732              12.418 6
VISB 9  2.70%
                      12/31/2008              N/A              10.491 1
                      12/31/2009              10.491              12.090 3
VISC 1  2.45%
                      12/31/2008              N/A              10.641 0
                      12/31/2009              10.641              12.294 0
VISC 10 3.00%
                      12/31/2008              N/A              10.314 0
                      12/31/2009              10.314              11.851 0
VISC 11 2.30%
                      12/31/2009              N/A              12.418 0
VISC 12 3.15%
                      12/31/2009              N/A              11.732 0
VISC 14 1.75%
                      12/31/2009              N/A              12.872 0
VISC 15 2.05%
                      12/31/2009              N/A              12.627 0
VISC 2  2.75%
                      12/31/2008              N/A              10.462 1
                      12/31/2009              10.462              12.050 1
VISC 3  2.60%
                      12/31/2008              N/A              10.551 0
                      12/31/2009              10.551              12.171 0
VISC 4  2.90%
                      12/31/2008              N/A              10.373 0
                      12/31/2009              10.373              11.930 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 5  2.15%
                      12/31/2008              N/A              10.824 0
                      12/31/2009              10.824              12.543 3
VISC 7  2.55%
                      12/31/2008              N/A              10.581 0
                      12/31/2009              10.581              12.212 0
VISC 8  2.85%
                      12/31/2008              N/A              10.403 0
                      12/31/2009              10.403              11.970 0
VISC 9  2.70%
                      12/31/2008              N/A              10.491 0
                      12/31/2009              10.491              12.090 0
VISI 10 2.50%
                      12/31/2008              N/A              10.611 1
                      12/31/2009              10.611              12.253 16
VISI 11 2.35%
                      12/31/2008              N/A              10.702 0
                      12/31/2009              10.702              12.376 9
VISI 12 2.65%
                      12/31/2008              N/A              10.521 0
                      12/31/2009              10.521              12.131 8
VISI 13 1.95%
                      12/31/2009              N/A              12.711 11
VISI 14 2.80%
                      12/31/2009              N/A              12.010 0
VISI 2  1.70%
                      12/31/2007              N/A              12.153 0
                      12/31/2008              12.153              11.104 6
                      12/31/2009              11.104              12.925 28
VISI 3  2.10%
                      12/31/2007              N/A              11.927 0
                      12/31/2008              11.927              10.855 21
                      12/31/2009              10.855              12.585 42
VISI 4  2.40%
                      12/31/2007              N/A              11.761 0
                      12/31/2008              11.761              10.672 10
                      12/31/2009              10.672              12.335 27
VISI 5  2.25%
                      12/31/2007              N/A              11.844 0
                      12/31/2008              11.844              10.763 3
                      12/31/2009              10.763              12.459 6
VISI 6  2.55%
                      12/31/2007              N/A              11.679 0
                      12/31/2008              11.679              10.581 1
                      12/31/2009              10.581              12.212 3
VISI 7  1.80%
                      12/31/2008              N/A              11.042 8
                      12/31/2009              11.042              12.839 19
VISI 9  2.20%
                      12/31/2008              N/A              10.748 2
                      12/31/2009              10.748              12.448 3
VISL 1  1.65%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              11.136 6
                      12/31/2009              11.136              12.968 15

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

75

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 10 2.75%
                      12/31/2008              N/A              10.462 2
                      12/31/2009              10.462              12.050 6
VISL 11 2.60%
                      12/31/2008              N/A              10.551 0
                      12/31/2009              10.551              12.171 0
VISL 12 2.90%
                      12/31/2008              N/A              10.373 0
                      12/31/2009              10.373              11.930 1
VISL 13 2.20%
                      12/31/2009              N/A              12.448 2
VISL 14 3.05%
                      12/31/2009              N/A              11.761 0
VISL 2  1.95%
                      12/31/2007              N/A              12.011 0
                      12/31/2008              12.011              10.948 1
                      12/31/2009              10.948              12.711 11
VISL 3  2.35%
                      12/31/2007              N/A              11.789 0
                      12/31/2008              11.789              10.702 7
                      12/31/2009              10.702              12.376 14
VISL 4  2.65%
                      12/31/2007              N/A              11.625 0
                      12/31/2008              11.625              10.521 3
                      12/31/2009              10.521              12.131 9
VISL 5  2.50%
                      12/31/2007              N/A              11.706 0
                      12/31/2008              11.706              10.611 7
                      12/31/2009              10.611              12.253 6
VISL 6  2.80%
                      12/31/2007              N/A              11.543 0
                      12/31/2008              11.543              10.432 6
                      12/31/2009              10.432              12.010 12
VISL 7  2.05%
                      12/31/2008              N/A              10.886 1
                      12/31/2009              10.886              12.627 3
VISL 9  2.45%
                      12/31/2008              N/A              10.641 1
                      12/31/2009              10.641              12.294 2
PIMCO VIT Total Return Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.195 0
                      12/31/2008              13.195              13.567 8
                      12/31/2009              13.567              15.185 25
VISB 10 3.00%
                      12/31/2008              N/A              13.425 0
                      12/31/2009              13.425              14.862 7
VISB 11 2.85%
                      12/31/2008              N/A              13.606 0
                      12/31/2009              13.606              15.085 47
VISB 12 3.15%
                      12/31/2008              N/A              13.247 0
                      12/31/2009              13.247              14.642 0
VISB 13 3.30%
                      12/31/2009              N/A              13.396 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              15.696 2
VISB 2  2.20%
                      12/31/2007              N/A              12.923 0
                      12/31/2008              12.923              13.248 6
                      12/31/2009              13.248              14.783 26
VISB 3  2.60%
                      12/31/2007              N/A              12.568 0
                      12/31/2008              12.568              12.833 15
                      12/31/2009              12.833              14.263 27
VISB 4  2.90%
                      12/31/2007              N/A              12.309 0
                      12/31/2008              12.309              12.530 2
                      12/31/2009              12.530              13.885 3
VISB 5  2.75%
                      12/31/2007              N/A              12.438 0
                      12/31/2008              12.438              12.680 0
                      12/31/2009              12.680              14.072 6
VISB 6  3.05%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              12.381 0
                      12/31/2009              12.381              13.699 22
VISB 7  2.30%
                      12/31/2008              N/A              13.143 10
                      12/31/2009              13.143              14.651 20
VISB 9  2.70%
                      12/31/2008              N/A              13.790 1
                      12/31/2009              13.790              15.311 3
VISC 1  2.45%
                      12/31/2008              N/A              14.101 2
                      12/31/2009              14.101              15.696 3
VISC 10 3.00%
                      12/31/2008              N/A              13.425 0
                      12/31/2009              13.425              14.862 0
VISC 11 2.30%
                      12/31/2009              N/A              14.651 1
VISC 12 3.15%
                      12/31/2009              N/A              14.642 0
VISC 14 1.75%
                      12/31/2009              N/A              16.371 0
VISC 15 2.05%
                      12/31/2009              N/A              16.331 0
VISC 2  2.75%
                      12/31/2008              N/A              13.728 2
                      12/31/2009              13.728              15.235 4
VISC 3  2.60%
                      12/31/2008              N/A              13.913 0
                      12/31/2009              13.913              15.464 0
VISC 4  2.90%
                      12/31/2008              N/A              13.546 0
                      12/31/2009              13.546              15.010 0
VISC 5  2.15%
                      12/31/2008              N/A              14.484 4
                      12/31/2009              14.484              16.170 6

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

76

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 7  2.55%
                      12/31/2008              N/A              13.976 0
                      12/31/2009              13.976              15.541 0
VISC 8  2.85%
                      12/31/2008              N/A              13.606 4
                      12/31/2009              13.606              15.085 5
VISC 9  2.70%
                      12/31/2008              N/A              13.790 0
                      12/31/2009              13.790              15.311 0
VISI 10 2.50%
                      12/31/2008              N/A              14.038 3
                      12/31/2009              14.038              15.618 9
VISI 11 2.35%
                      12/31/2008              N/A              14.227 1
                      12/31/2009              14.227              15.852 22
VISI 12 2.65%
                      12/31/2008              N/A              13.851 0
                      12/31/2009              13.851              15.387 7
VISI 13 1.95%
                      12/31/2009              N/A              16.494 49
VISI 14 2.80%
                      12/31/2009              N/A              15.160 2
VISI 2  1.70%
                      12/31/2007              N/A              14.634 2
                      12/31/2008              14.634              15.077 5
                      12/31/2009              15.077              16.909 49
VISI 3  2.10%
                      12/31/2007              N/A              14.177 0
                      12/31/2008              14.177              14.548 20
                      12/31/2009              14.548              16.251 46
VISI 4  2.40%
                      12/31/2007              N/A              13.844 0
                      12/31/2008              13.844              14.164 5
                      12/31/2009              14.164              15.774 11
VISI 5  2.25%
                      12/31/2007              N/A              14.010 0
                      12/31/2008              14.010              14.355 15
                      12/31/2009              14.355              16.010 33
VISI 6  2.55%
                      12/31/2007              N/A              13.681 0
                      12/31/2008              13.681              13.976 0
                      12/31/2009              13.976              15.541 5
VISI 7  1.80%
                      12/31/2008              N/A              14.943 11
                      12/31/2009              14.943              16.742 125
VISI 9  2.20%
                      12/31/2008              N/A              13.248 8
                      12/31/2009              13.248              14.783 14
VISL 1  1.65%
                      12/31/2007              N/A              14.692 0
                      12/31/2008              14.692              15.144 54
                      12/31/2009              15.144              16.993 112
VISL 10 2.75%
                      12/31/2008              N/A              13.728 2
                      12/31/2009              13.728              15.235 30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 11 2.60%
                      12/31/2008              N/A              13.913 0
                      12/31/2009              13.913              15.464 3
VISL 12 2.90%
                      12/31/2008              N/A              13.546 0
                      12/31/2009              13.546              15.010 13
VISL 13 2.20%
                      12/31/2009              N/A              14.783 6
VISL 14 3.05%
                      12/31/2009              N/A              13.699 0
VISL 2  1.95%
                      12/31/2007              N/A              14.347 0
                      12/31/2008              14.347              14.744 3
                      12/31/2009              14.744              16.494 37
VISL 3  2.35%
                      12/31/2007              N/A              13.899 0
                      12/31/2008              13.899              14.227 24
                      12/31/2009              14.227              15.852 59
VISL 4  2.65%
                      12/31/2007              N/A              13.573 0
                      12/31/2008              13.573              13.851 1
                      12/31/2009              13.851              15.387 4
VISL 5  2.50%
                      12/31/2007              N/A              13.735 0
                      12/31/2008              13.735              14.038 1
                      12/31/2009              14.038              15.618 5
VISL 6  2.80%
                      12/31/2007              N/A              13.413 0
                      12/31/2008              13.413              13.667 1
                      12/31/2009              13.667              15.160 8
VISL 7  2.05%
                      12/31/2008              N/A              14.613 4
                      12/31/2009              14.613              16.331 10
VISL 9  2.45%
                      12/31/2008              N/A              14.101 3
                      12/31/2009              14.101              15.696 29
Templeton Global Bond Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              29.551 7
                      12/31/2008              29.551              30.792 10
                      12/31/2009              30.792              35.857 13
VISB 10 3.00%
                      12/31/2008              N/A              24.641 0
                      12/31/2009              24.641              28.380 0
VISB 11 2.85%
                      12/31/2008              N/A              25.642 0
                      12/31/2009              25.642              29.577 0
VISB 12 3.15%
                      12/31/2008              N/A              23.914 0
                      12/31/2009              23.914              27.502 0
VISB 13 3.30%
                      12/31/2009              N/A              26.651 0
VISB 14 2.45%
                      12/31/2009              N/A              31.846 3

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

77

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 2  2.20%
                      12/31/2007              N/A              26.360 1
                      12/31/2008              26.360              27.386 2
                      12/31/2009              27.386              31.795 1
VISB 3  2.60%
                      12/31/2007              N/A              26.004 0
                      12/31/2008              26.004              26.907 5
                      12/31/2009              26.907              31.114 9
VISB 4  2.90%
                      12/31/2007              N/A              23.086 0
                      12/31/2008              23.086              23.816 3
                      12/31/2009              23.816              27.457 2
VISB 5  2.75%
                      12/31/2007              N/A              25.301 0
                      12/31/2008              25.301              26.141 0
                      12/31/2009              26.141              30.183 2
VISB 6  3.05%
                      12/31/2007              N/A              22.439 0
                      12/31/2008              22.439              23.113 2
                      12/31/2009              23.113              26.607 3
VISB 7  2.30%
                      12/31/2008              N/A              28.508 1
                      12/31/2009              28.508              33.065 3
VISB 9  2.70%
                      12/31/2008              N/A              26.394 0
                      12/31/2009              26.394              30.490 3
VISC 1  2.45%
                      12/31/2008              N/A              27.498 0
                      12/31/2009              27.498              31.846 0
VISC 10 3.00%
                      12/31/2008              N/A              24.641 0
                      12/31/2009              24.641              28.380 0
VISC 11 2.30%
                      12/31/2009              N/A              33.065 0
VISC 12 3.15%
                      12/31/2009              N/A              27.502 0
VISC 14 1.75%
                      12/31/2009              N/A              36.964 0
VISC 15 2.05%
                      12/31/2009              N/A              34.630 0
VISC 2  2.75%
                      12/31/2008              N/A              25.901 0
                      12/31/2009              25.901              29.906 0
VISC 3  2.60%
                      12/31/2008              N/A              26.688 0
                      12/31/2009              26.688              30.861 0
VISC 4  2.90%
                      12/31/2008              N/A              25.137 0
                      12/31/2009              25.137              28.981 0
VISC 5  2.15%
                      12/31/2008              N/A              29.194 2
                      12/31/2009              29.194              33.912 2
VISC 7  2.55%
                      12/31/2008              N/A              27.168 0
                      12/31/2009              27.168              31.431 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 8  2.85%
                      12/31/2008              N/A              25.642 0
                      12/31/2009              25.642              29.577 0
VISC 9  2.70%
                      12/31/2008              N/A              26.394 0
                      12/31/2009              26.394              30.490 0
VISI 10 2.50%
                      12/31/2008              N/A              27.431 0
                      12/31/2009              27.431              31.751 2
VISI 11 2.35%
                      12/31/2008              N/A              28.235 0
                      12/31/2009              28.235              32.731 2
VISI 12 2.65%
                      12/31/2008              N/A              26.649 1
                      12/31/2009              26.649              30.801 0
VISI 13 1.95%
                      12/31/2009              N/A              35.496 7
VISI 14 2.80%
                      12/31/2009              N/A              29.878 0
VISI 2  1.70%
                      12/31/2007              N/A              30.650 0
                      12/31/2008              30.650              32.002 0
                      12/31/2009              32.002              37.340 6
VISI 3  2.10%
                      12/31/2007              N/A              28.491 0
                      12/31/2008              28.491              29.628 4
                      12/31/2009              29.628              34.433 13
VISI 4  2.40%
                      12/31/2007              N/A              26.971 0
                      12/31/2008              26.971              27.964 2
                      12/31/2009              27.964              32.401 5
VISI 5  2.25%
                      12/31/2007              N/A              27.721 0
                      12/31/2008              27.721              28.784 2
                      12/31/2009              28.784              33.402 15
VISI 6  2.55%
                      12/31/2007              N/A              26.243 0
                      12/31/2008              26.243              27.168 1
                      12/31/2009              27.168              31.431 2
VISI 7  1.80%
                      12/31/2008              N/A              31.306 11
                      12/31/2009              31.306              36.492 23
VISI 9  2.20%
                      12/31/2008              N/A              27.386 0
                      12/31/2009              27.386              31.795 1
VISL 1  1.65%
                      12/31/2007              N/A              30.931 3
                      12/31/2008              30.931              32.312 6
                      12/31/2009              32.312              37.721 11
VISL 10 2.75%
                      12/31/2008              N/A              25.901 0
                      12/31/2009              25.901              29.906 1
VISL 11 2.60%
                      12/31/2008              N/A              26.688 0
                      12/31/2009              26.688              30.861 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

78

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 12 2.90%
                      12/31/2008              N/A              25.137 0
                      12/31/2009              25.137              28.981 0
VISL 13 2.20%
                      12/31/2009              N/A              31.795 1
VISL 14 3.05%
                      12/31/2009              N/A              26.607 0
VISL 2  1.95%
                      12/31/2007              N/A              29.282 0
                      12/31/2008              29.282              30.497 1
                      12/31/2009              30.497              35.496 6
VISL 3  2.35%
                      12/31/2007              N/A              27.219 0
                      12/31/2008              27.219              28.235 4
                      12/31/2009              28.235              32.731 7
VISL 4  2.65%
                      12/31/2007              N/A              25.768 0
                      12/31/2008              25.768              26.649 0
                      12/31/2009              26.649              30.801 1
VISL 5  2.50%
                      12/31/2007              N/A              26.483 0
                      12/31/2008              26.483              27.431 0
                      12/31/2009              27.431              31.751 2
VISL 6  2.80%
                      12/31/2007              N/A              25.071 0
                      12/31/2008              25.071              25.890 1
                      12/31/2009              25.890              29.878 2
VISL 7  2.05%
                      12/31/2008              N/A              29.783 1
                      12/31/2009              29.783              34.630 4
VISL 9  2.45%
                      12/31/2008              N/A              27.498 0
                      12/31/2009              27.498              31.846 1
Templeton Growth Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              27.591 2
                      12/31/2008              27.591              15.614 7
                      12/31/2009              15.614              20.085 5
VISB 10 3.00%
                      12/31/2008              N/A              13.255 0
                      12/31/2009              13.255              16.864 0
VISB 11 2.85%
                      12/31/2008              N/A              13.552 0
                      12/31/2009              13.552              17.268 0
VISB 12 3.15%
                      12/31/2008              N/A              12.963 0
                      12/31/2009              12.963              16.468 0
VISB 13 3.30%
                      12/31/2009              N/A              16.082 0
VISB 14 2.45%
                      12/31/2009              N/A              18.396 0
VISB 2  2.20%
                      12/31/2007              N/A              25.397 2
                      12/31/2008              25.397              14.329 3
                      12/31/2009              14.329              18.376 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 3  2.60%
                      12/31/2007              N/A              25.049 0
                      12/31/2008              25.049              14.076 4
                      12/31/2009              14.076              17.980 11
VISB 4  2.90%
                      12/31/2007              N/A              23.057 0
                      12/31/2008              23.057              12.917 7
                      12/31/2009              12.917              16.451 8
VISB 5  2.75%
                      12/31/2007              N/A              24.535 0
                      12/31/2008              24.535              13.766 1
                      12/31/2009              13.766              17.559 4
VISB 6  3.05%
                      12/31/2007              N/A              22.584 0
                      12/31/2008              22.584              12.633 4
                      12/31/2009              12.633              16.065 4
VISB 7  2.30%
                      12/31/2008              N/A              14.703 1
                      12/31/2009              14.703              18.838 1
VISB 9  2.70%
                      12/31/2008              N/A              13.857 0
                      12/31/2009              13.857              17.683 0
VISC 1  2.45%
                      12/31/2008              N/A              14.380 0
                      12/31/2009              14.380              18.396 0
VISC 10 3.00%
                      12/31/2008              N/A              13.255 0
                      12/31/2009              13.255              16.864 0
VISC 11 2.30%
                      12/31/2009              N/A              18.838 0
VISC 12 3.15%
                      12/31/2009              N/A              16.468 0
VISC 14 1.75%
                      12/31/2009              N/A              20.550 0
VISC 15 2.05%
                      12/31/2009              N/A              19.597 0
VISC 2  2.75%
                      12/31/2008              N/A              13.755 0
                      12/31/2009              13.755              17.544 0
VISC 3  2.60%
                      12/31/2008              N/A              14.064 0
                      12/31/2009              14.064              17.965 0
VISC 4  2.90%
                      12/31/2008              N/A              13.452 0
                      12/31/2009              13.452              17.132 0
VISC 5  2.15%
                      12/31/2008              N/A              15.033 1
                      12/31/2009              15.033              19.290 1
VISC 7  2.55%
                      12/31/2008              N/A              14.168 0
                      12/31/2009              14.168              18.107 0
VISC 8  2.85%
                      12/31/2008              N/A              13.552 0
                      12/31/2009              13.552              17.268 0

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

79

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 9  2.70%
                      12/31/2008              N/A              13.857 0
                      12/31/2009              13.857              17.683 0
VISI 10 2.50%
                      12/31/2008              N/A              14.274 4
                      12/31/2009              14.274              18.251 4
VISI 11 2.35%
                      12/31/2008              N/A              14.594 0
                      12/31/2009              14.594              18.689 4
VISI 12 2.65%
                      12/31/2008              N/A              13.960 0
                      12/31/2009              13.960              17.823 0
VISI 13 1.95%
                      12/31/2009              N/A              19.909 7
VISI 14 2.80%
                      12/31/2009              N/A              17.406 0
VISI 2  1.70%
                      12/31/2007              N/A              28.340 1
                      12/31/2008              28.340              16.069 1
                      12/31/2009              16.069              20.712 1
VISI 3  2.10%
                      12/31/2007              N/A              26.817 0
                      12/31/2008              26.817              15.145 24
                      12/31/2009              15.145              19.443 29
VISI 4  2.40%
                      12/31/2007              N/A              25.729 0
                      12/31/2008              25.729              14.487 2
                      12/31/2009              14.487              18.542 2
VISI 5  2.25%
                      12/31/2007              N/A              26.267 0
                      12/31/2008              26.267              14.812 3
                      12/31/2009              14.812              18.987 4
VISI 6  2.55%
                      12/31/2007              N/A              25.201 0
                      12/31/2008              25.201              14.168 0
                      12/31/2009              14.168              18.107 0
VISI 7  1.80%
                      12/31/2008              N/A              15.833 33
                      12/31/2009              15.833              20.387 22

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              14.329 1
                      12/31/2009              14.329              18.376 2
VISL 1  1.65%
                      12/31/2007              N/A              28.536 0
                      12/31/2008              28.536              16.189 6
                      12/31/2009              16.189              20.877 7
VISL 10 2.75%
                      12/31/2008              N/A              13.755 0
                      12/31/2009              13.755              17.544 0
VISL 11 2.60%
                      12/31/2008              N/A              14.064 0
                      12/31/2009              14.064              17.965 0
VISL 12 2.90%
                      12/31/2008              N/A              13.452 1
                      12/31/2009              13.452              17.132 1
VISL 13 2.20%
                      12/31/2009              N/A              18.376 2
VISL 14 3.05%
                      12/31/2009              N/A              16.065 0
VISL 2  1.95%
                      12/31/2007              N/A              27.378 0
                      12/31/2008              27.378              15.485 1
                      12/31/2009              15.485              19.909 1
VISL 3  2.35%
                      12/31/2007              N/A              25.907 0
                      12/31/2008              25.907              14.594 8
                      12/31/2009              14.594              18.689 8
VISL 4  2.65%
                      12/31/2007              N/A              24.855 0
                      12/31/2008              24.855              13.960 1
                      12/31/2009              13.960              17.823 1
VISL 5  2.50%
                      12/31/2007              N/A              25.376 0
                      12/31/2008              25.376              14.274 1
                      12/31/2009              14.274              18.251 2
VISL 6  2.80%
                      12/31/2007              N/A              24.346 0
                      12/31/2008              24.346              13.653 0
                      12/31/2009              13.653              17.406 0
VISL 7  2.05%
                      12/31/2008              N/A              15.257 2
                      12/31/2009              15.257              19.597 2
VISL 9  2.45%
                      12/31/2008              N/A              14.380 2
                      12/31/2009              14.380              18.396 4

The Allianz VisionSM New York Variable Annuity Contract SAI – September 20, 2010

80

KPMG

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements
and Supplemental Schedules

December 31, 2009 and 2008

(With Report of Independent Registered
Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the financial statements, the Company has changed its method of evaluating other-than-temporary impairments of fixed-maturity securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. Also as discussed in note 2 to the financial statements, the Company adopted new accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

March 22, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Assets	2009	2008
Investments:
Fixed-maturity securities, available-for-sale, at fair value
(amortized cost of $454,023 and $347,328, respectively)	$467,248	$362,843
Short-term securities	7,069	30,296
Policy loans	345	163
Total investments	474,662	393,302
Cash	11,465	3,581
Accrued investment income	5,378	4,677
Receivables (net of allowance for uncollectible accounts
of $180 and $0, respectively)	656	—
Reinsurance recoverables and receivables	1,408	1,177
Deferred acquisition costs	47,696	58,339
Other assets	12,274	15,739
Assets, exclusive of separate accounts assets	553,539	476,815
Separate account assets	659,000	450,820
Total assets	$1,212,539	$927,635

 (Continued)

2

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2009 and 2008

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2009	2008
Policyholder liabilities:
Policy and contract account balances	$417,734	$362,186
Future policy benefit reserves	11,321	21,861
Policy and contract claims	3,006	3,295
Unearned premiums	1,218	1,026
Other policyholder funds	1,841	3,993
Total policyholder liabilities	435,120	392,361
Other liabilities	17,453	2,929
Liabilities, exclusive of separate account liabilities	452,573	395,290
Separate account liabilities	659,000	450,820
Total liabilities	1,111,573	846,110
Stockholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued,
and outstanding at December 31, 2009 and 2008	2,000	2,000
Additional paid-in capital	32,500	32,500
Retained earnings	61,582	42,793
Accumulated other comprehensive income, net of tax	4,884	4,232
Total stockholder’s equity	100,966	81,525
Total liabilities and stockholder’s equity	$1,212,539	$927,635
See accompanying notes to financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statement of Operations

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Revenue:
Premiums	$5,033	$4,591	$6,563
Policy fees	12,617	12,471	11,819
Premiums and policy fees, ceded	(1,869)	(2,038)	(4,824)
Net premiums and policy fees	15,781	15,024	13,558
Interest and similar income, net	24,590	19,703	16,740
Derivative loss	(6,417)	(1,412)	(314)
Realized investment losses, net	(216)	(30,175)	(6,035)
Other revenue	530	1,205	8,538
Total revenue	34,268	4,345	32,487
Benefits and expenses:
Policyholder benefits	5,103	8,170	8,012
Change in fair value of annuity embedded derivatives	(8,010)	11,251	(2,594)
Benefit recoveries	(1,833)	(1,584)	(5,196)
Net interest credited to account values	14,014	10,749	8,022
Net benefits	9,274	28,586	8,244
Commissions and other agent compensation	11,300	13,372	9,764
General and administrative expenses	8,332	9,766	13,102
Change in deferred acquisition costs, net	(4,081)	(23,794)	(9,649)
Total benefits and expenses	24,825	27,930	21,461
Income (loss) from operations before income taxes	9,443	(23,585)	11,026
Income tax expense (benefit):
Current	3,661	(3,328)	(1,537)
Deferred	(173)	(5,903)	4,753
Total income tax expense (benefit)	3,488	(9,231)	3,216
Net income (loss)	$5,955	$(14,354)	$7,810

See accompanying notes to financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Net income (loss)	$5,955	$(14,354)	$7,810
Other comprehensive income:
Unrealized gains (losses) on fixed-maturity securities:
Unrealized holding gains (losses) arising during the
period, net of effect of shadow adjustments of
$(15,988), $(4,138), and $(3,581), in 2009, 2008,
and 2007, respectively, and net of tax (expense)
benefit of $(7,126), $10,061, and $1,143 in 2009,
2008, and 2007, respectively	13,236	(18,687)	(2,122)
Change in noncredit-related impairments on securities
during the period, net of effect of shadow adjustments
of $(131), and net of tax benefit of $(59)	110	—	—
Decrease in unrealized holding losses due to
reclassification adjustment for realized losses
included in net income (loss), net of tax
(expense) of $(76), $(10,561), and $(2,112)
in 2009, 2008, and 2007, respectively	140	19,614	3,923
Total other comprehensive income	13,486	927	1,801
Total comprehensive income (loss)	$19,441	$(13,427)	$9,611
See accompanying notes to financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2009, 2008, and 2007

(In thousands)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
2007:
Balance, beginning of year	$2,000	$15,500	$49,337	$1,504	$68,341
Comprehensive income:
Net income	—	—	7,810	—	7,810
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	1,801	1,801
Total comprehensive
income					9,611
Balance, end of year	$2,000	$15,500	$57,147	$3,305	$77,952
2008:
Balance, beginning of year	$2,000	$15,500	$57,147	$3,305	$77,952
Comprehensive loss:
Net loss	—	—	(14,354)	—	(14,354)
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	927	927
Total comprehensive
loss					(13,427)
Capital contribution	—	17,000	—	—	17,000
Balance, end of year	$2,000	$32,500	$42,793	$4,232	$81,525
2009:
Balance, beginning of year	$2,000	$32,500	$42,793	$4,232	$81,525
Comprehensive income:
Net income	—	—	5,955	—	5,955
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	13,486	13,486
Total comprehensive
income					19,441
Adjustment to initially apply
new investment accounting
guidance, net of taxes and
shadow adjustments	—	—	12,834	(12,834)	—
Balance, end of year	$2,000	$32,500	$61,582	$4,884	$100,966
See accompanying notes to financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2009, 2008, and 2007

(In thousands)

	2009	2008	2007
Cash flows provided by (used in) operating activities:
Net income (loss)	$5,955	$(14,354)	$7,810
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Realized investment losses	216	30,175	6,035
Change in annuity-related reserves	3,117	(969)	(3,197)
Deferred federal income tax (benefit) expense	(173)	(5,903)	4,753
Charges to policy account balances	(238)	(224)	(327)
Interest credited to account balances	14,014	10,749	8,022
Amortization of discount, net	(141)	(831)	(367)
Change in:
Receivables and other assets	(3,641)	3,407	(1,045)
Reinsurance recoverable	(231)	3,298	9,306
Deferred acquisition costs	(4,081)	(23,794)	(9,649)
Future policy benefit reserves	(10,540)	16,714	764
Policy and contract claims	(289)	(4,003)	(9,452)
Unearned premiums	192	289	371
Other policyholder funds	(2,152)	2,802	420
Accrued expenses and other	8,803	(4,331)	(17,555)
Payable to (receivable from) parent	3,118	10,568	(12,334)
Total adjustments	7,974	37,947	(24,255)
Net cash provided by (used in) operating activities	13,929	23,593	(16,445)
Cash flows (used in) provided by investing activities:
Purchase of fixed-maturity securities	(103,838)	(115,649)	(69,585)
Sale and other redemptions of fixed-maturity securities	35,093	17,576	64,649
Maturity of fixed-maturity securities	1,000	—	—
Net change in short-term securities	23,227	(29,078)	7,097
Other, net	(182)	(67)	(28)
Net cash (used in) provided by investing activities	(44,700)	(127,218)	2,133
Cash flows provided by financing activities:
Policyholders’ deposits to account balances	54,582	93,203	57,756
Policyholders’ withdrawals from account balances	(20,132)	(19,097)	(44,823)
Policyholders’ net transfers between account balances	4,205	15,224	(251)
Change in amounts drawn in excess of bank balances	—	(1,045)	(419)
Capital contribution from parent company	—	17,000	—
Net cash provided by financing activities	38,655	105,285	12,263
Net change in cash	7,884	1,660	(2,049)
Cash at beginning of year	3,581	1,921	3,970
Cash at end of year	$11,465	$3,581	$1,921
See accompanying notes to financial statements.

7

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company incorporated in Germany.

The Company is a life insurance company licensed to sell annuity, accident and health, and group life policies in six states and the District of Columbia. Based on 2009 statutory net premium written, 98%, 2%, and less than 1% of the Company’s business is annuity, accident and health, and life insurance, respectively. The annuity business consists of variable, five-year deferred, and fixed-indexed annuities representing 72%, 19%, and 9% of 2009 statutory net premium written, respectively. Accident and health business comprise primarily of long-term care (LTC) insurance. During 2009, the Company discontinued selling LTC products. Life business comprises both traditional and group life and consists principally of term insurance policies. The Company’s primary distribution channels are through independent agents and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed-indexed, variable, and deferred annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned

 (Continued)

8

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro-rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Deferred Acquisition Costs

Acquisition costs, consisting of commissions and other costs that vary with and are primarily related to production of new business, are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs (DAC) are reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed-indexed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively on the Statements of Operations.

Adjustments may also be made to the estimated gross profits related to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as inforce management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 6.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(f)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred as paid or credited to contractholders and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in other assets in the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. Amortization is recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to a persistency and immediate bonus on nonindexed annuities are recorded in policyholder benefits on the Statements of Operations. DSI capitalization related to an immediate bonus on fixed-indexed annuities is recorded in policy fees on the Statements of Operations at policy issuance.

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations.

(g)	Policy and Contract Account Balances

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract) and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Additional reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Additional reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior. These additional reserves are reflected in future policy benefit reserves on the Balance Sheets.

(h)	Future Policy Benefit Reserves

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 4.0% to 6.0%.

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(i)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(j)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premium and policy fees, ceded and benefit recoveries, respectively, on the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Future policy benefit reserves, policy and contract account balances, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance receivable. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business is recorded as a reinsurance payable, and are included in other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue on the Statements of Operations.

(k)	Investments

The Company classifies fixed-maturity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC and DSI (commonly referred to as shadow adjustments). The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized.

In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

participant would use. The Company recognizes income using a constant effective-yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Statements of Operations.

Short-term securities, which include certificates of deposit, are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

The fair value of fixed-maturity securities are obtained from third-party pricing sources wherever possible, except for short-term securities, which are priced at amortized cost. Prices obtained from third-party pricing sources are analytically reviewed by investment managers for reasonableness. During 2009, an Independent Price Verification (IPV) process has been established, in which security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Allianz Life Pricing Committee.

Realized gains and losses are computed based on sale lots with the highest cost basis on the trade date. Those lots are sold first. The Company adjusts DAC and DSI for unrealized gains and losses on available-for-sale investments that support policyholder liabilities. Changes in the fair value of available-for-sale investments are reflected as a direct charge or credit to accumulated other comprehensive income in stockholder’s equity, net of related adjustments for DAC, DSI, and deferred taxes that would have been recorded if these investments had been sold as of the balance sheet date.

The Company reviews the available-for-sale investment portfolio to determine whether or not declines in fair value are other-than-temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed income securities are considered other-than-temporarily impaired. In addition, the Investments-Debt and Equity Securities Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) (ASC 320) requires that the Company evaluate other-than-temporary impairments on available-for-sale fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

Under historical accounting guidance, the Company’s absence of control over the investment manager’s decision to sell (or hold) rendered the Company unable to assert ability to hold to recovery and therefore required the Company to classify all impairments as other-than-temporary and recognize an impairment loss in the period of the decline. Under the new accounting guidance that the Company adopted in 2009, as described below, the Company has modified the Investment Mandates with its investment managers to explicitly provide for the control of certain securities. In

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

particular, the Investment Mandates limit the net realized losses that the investment manager can incur within a reporting period and restrict turnover of the portfolio. Furthermore, the Investment Mandates establish a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their intent to sell certain securities.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities. If either of these conditions is met, the Company must recognize an other-than-temporary impairment for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an other-than-temporary impairment and is recognized in realized investment losses, net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, and deferred income taxes. For available-for-sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in other comprehensive income, included as a separate component in the Consolidated Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company did not recognize any other-than-temporary impairment losses in 2009 and as such, did not provide a supplemental disclosure on its Statements of Operations related to the portion of other-than-temporary impairment losses recognized in other comprehensive income, as required by the Investments-Debt and Equity Securities Topic of the FASB ASC.

Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statements of Operations. The Company may adjust DAC and DSI for impairments on securities, as discussed in their respective sections of this note.

(l)	Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 Index and the NASDAQ 100 Index. The Company has analyzed the characteristics of these benefits and uses exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell futures contracts as deemed appropriate or take other actions.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in derivative loss on the Statements of Operations.

(m)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and setting up an allowance for any balances that are more than 90 days old.

(n)	Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and all of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

then reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time (see further discussion in note 11).

(o)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in policy fees on the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services-Insurance Topic of the FASB ASC (ASC 944), and are included in policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the FASB ASC (ASC 815), and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to age 81) account value adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 81), adjusted for withdrawals. Currently, there are two versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, and annual – evaluated annually.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•	Rollup – Provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated with a compound interest rate.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Statements of Operations if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2009 and 2008:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 7.96%.

•	Volatility assumption of 13.69%.

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (8.6%), less the applicable mortality and expense rate.

•
GMIB contracts only – dynamic lapse and benefit utilization assumptions. For example, if the contract is projected to have a large additional benefit, then it becomes more likely to elect the GMIB benefit and less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contraliability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2009 and 2008:

•	200 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long term assumption over four years as shown below:

		Long-term
	Current	forward
Fund index type	volatility	volatility
Large cap	26.89%	18.74%
Bond	5.10	5.20
International	35.98	25.08
Small cap	33.24	19.56
Cash	0.00	0.00

•	Mortality assumption of 50% of the 1994 MGDB Mortality Table.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40% with an ultimate rate around 15%.

•	Discount rates equal to current month’s Treasury Rates plus a company specific spread.

 Beginning in 2008, the Company issues fixed indexed annuities with a GMWB as an optional rider. The GMWB has a roll up feature. The net amount at risk is partially limited because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(p)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company currently has no permitted practices.

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(q)	Recently Issued Accounting Pronouncements – Adopted

In June 2009, the FASB issued the FASB ASC (or “the Codification”). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered nonauthoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company adopted the Codification as of December 31, 2009, and there was no financial impact on the Company’s Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with the Codification.

In August 2009, the FASB issued guidance on the measurement of liabilities at fair value within the Fair Value Measurements and Disclosures Topic of Codification (ASC 820). The guidance provides clarification on measuring liabilities at fair value when a quoted price in an active market is not available. In such circumstances, the valuation technique should be applied that uses either the quote of the liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique consistent with existing fair value measurement guidance. The guidance is effective for the first reporting period after issuance of the guidance. The Company adopted this guidance on December 31, 2009 and there was no material impact on the Company’s Financial Statements.

In May 2009, the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no impact on the Company’s Financial Statements.

In April 2009, the FASB issued guidance on the recognition and presentation of other-than-temporary impairments in fixed-maturity securities within the Investments—Debt and Equity Securities Topic of the Codification. The guidance specifies that if an entity does not have the intent to sell a fixed-maturity security and it is more likely than not that it will not have to sell the fixed-maturity security prior to recovery; the security would not be considered other-than-temporarily impaired unless there is a credit loss. If an entity either intends to sell or it is more likely than not it will be required to sell a fixed-maturity security before recovery, the entire impairment must be recognized in earnings. If an entity neither intends to sell the security nor is it more likely than not that it will be required to sell the security but does not expect to recover the entire amortized cost basis, the impairment must be separated into two components: (1) the amount attributed to the credit loss, which must be recognized in earnings; and (2) all other amounts, which must be recognized in other comprehensive income. The guidance requires presentation of both the credit and noncredit

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

portions of other-than-temporary impairments. The guidance also requires disclosures that provide an understanding of the types of fixed-maturity and equity securities held, including investments in an unrealized loss position for which an other-than-temporary impairment has or has not been recognized. The guidance is effective for interim and annual reporting periods ending after June 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represents the noncredit-related loss component shall be recognized as a cumulative effect of adoption with a reclassification adjustment to the opening balance of retained earnings and a corresponding adjustment to accumulated other comprehensive income. The Company adopted the guidance as of January 1, 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $12,834, net of DAC and DSI amortization of $17,938 and $1,342, respectively, and deferred income taxes of $6,910, and a corresponding decrease to accumulated other comprehensive income.

The following table compares certain amounts as reported on the Balance Sheets as of December 31, 2009 and Statements of Operations for the year ended December 31, 2009 with amounts that would have been reported had the above guidance not been adopted:

	As reported	Under previous accounting method
Balance Sheets:
Retained earnings	$61,582	$54,306
Accumulated other comprehensive income, net of tax	4,884	12,160
Total stockholder’s equity	100,966	100,966
Statements of Operations:
Interest and similar income, net	24,590	28,139
Realized investment losses, net	(216)	(1,778)
Policyholder benefits	5,103	5,002
Change in deferred acquisition costs, net	(4,081)	(3,896)
Income (loss) from operations before taxes	9,443	11,346

In April 2009, the FASB issued guidance within the Fair Value Measurement and Disclosures Topic of Codification on determining fair value when the volume and level of activity for an asset or liability has significantly decreased, and on identifying transactions that are not orderly. The guidance lists a number of factors to be considered when determining whether there has been a significant decrease in volume and level of activity for an asset when compared with normal activity. In such a case, quoted prices may not be determinative of fair value and a significant adjustment to the identified transactions or quoted prices may be needed to estimate fair value. The guidance was effective on a prospective basis for interim and annual periods ending after June 15, 2009. The Company adopted this guidance for the annual period ended December 31, 2009, and there was no material impact on the Company’s Financial Statements.

In January 2009, the FASB issued guidance that amended the impairment guidance for beneficial interests that continue to be held by a transferor in securitized financial assets as described in the Beneficial Interests in Securitized Financial Assets Topic of the Codification (ASC 325). The

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

guidance removes the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of such securitized financial assets. The guidance permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. The new guidance was effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted the guidance on December 31, 2008, and there was no material impact on the Company’s Financial Statements.

In September 2006, the FASB issued guidance within the Fair Value Measurements and Disclosures Topic of the Codification. For financial statement elements currently required to be measured at fair value, this guidance defines fair value, establishes a framework for measuring fair value under GAAP, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). The definition and framework provided by this guidance is applicable to all fair value measurements required throughout the Codification. Adopting the guidance required changes to the methods for valuing liabilities for equity-indexed and guaranteed withdrawal and accumulation benefits provided in the Company’s fixed-indexed and variable annuity products, which are currently accounted for as derivatives. As required by the guidance, the fair valuation models for these financial liabilities reflect components relating to the Company’s own credit standing and risk margin. The Company adopted the guidance as of January 1, 2008, and resulted in an increase in future policy benefit reserves on the Company’s Balance Sheets of $19 as of January 1, 2008.

(r)	Recently Issued Accounting Pronouncements – To Be Adopted

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures surrounding the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2010. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements as it relates to disclosures only.

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(3)	Risk Disclosures

The following is a description of the most significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable-rate income securities or transactions with other parties, such as reinsurers, default on their contractual obligations. This risk has generally decreased from December 31, 2008 due to stabilization of the financial system and strong improvements in risk asset valuations. The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities. The Company also has an asset-liability management strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored at least quarterly.

The Company maintains an investment policy that is approved by the AZOA Finance Committee (AZOA FiCo), and subsequently the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify investment objectives, constraints, asset allocation among major asset classes, and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Deviations from the policy are monitored and addressed. AZOA FiCo and subsequently the BOD review the investment policy and mandates at least annually.

Mitigation controls include a monthly report that shows the fixed income risk profile, including sector allocation, credit rating distribution, and other credit statistics. The Company performs a quarterly calculation to ensure compliance with the State of New York basket clause.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies on in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company attempts to manage liquidity within three specific domains: monitoring product development, product management, business operations, and the investment portfolio; setting asset/liability management (ALM) strategies; and managing the daily ALM and cash requirements. The Company has established cash limits, which are approved by the Company’s Risk Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid securities.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees, including GMWB, GMAB, GMIB, and GMDB.

The Company attempts to mitigate risk by offering products that transfer interest rate risk to the policyholder and by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. The transfer of interest rate risk exposure to policyholders is based on risk-free rates versus changes in effective yield of the investment portfolio. Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also attempts to mitigate interest rate risk through asset/liability risk controls, including product development and pricing, product management, and investment asset management. The Company attempts to limit interest rate risk on variable annuity guarantees through product development and pricing and product management.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. The policy value of fixed-indexed annuity products increases based on the growth of market indexes. The Company uses exchange-traded futures to assist in managing potential policyholder benefit obligations.

An additional risk is that variable annuity products have guarantees, GMWB, GMIB, GMAB, and GMDB, which provide a guaranteed level of payments irrespective of market movements. The risk here is of a market downturn. The Company attempts to manage risk prospectively through product development and pricing. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for the Company’s products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company attempts to mitigate risk by actively monitoring all market-related exposure and have members that participate in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. The Company also has defined suitability standards that are as at least as rigorous, and usually exceeding, the requirements of regulators.

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. In an attempt to mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., insureds live shorter than expected lives). The Company manages this risk primarily through reinsurance. Approximately 90% of the Company’s mortality risk on its life business is reinsured to third parties. The Company also reviews its mortality assumptions at least annually, and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure in its life and LTC business and blocks of business no longer considered core to the Company. The Company has established controls to mitigate reinsurance risk. Counterparty ratings must meet certain thresholds or a trust is required to be established. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities. The Company also diversifies its exposure across a minimum of three reinsurers for a single life product. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties at least quarterly.

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(4)	Investments

Fixed-Maturity Securities

At December 31, 2009 and 2008, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

						Other-than-
						temporary in
			Gross	Gross		accumulated other
		Amortized	unrealized	unrealized	Fair	comprehensive
		cost	gains	losses	value	income (1)
2009:
Fixed-maturity securities:
	U.S. government	$19,162	$1,254	$27	$20,389	$—
	States and political subdivisions	2,066	26	75	2,017	—
	Foreign government	605	29	—	634	—
	Public utilities	50,312	3,388	363	53,337	—
	Corporate securities	227,035	12,387	3,153	236,269	100
	Mortgage-backed securities	154,843	3,185	3,426	154,602	—
	Total	$454,023	$20,269	$7,044	$467,248	$100

(1)
The amount represents the net unrealized gain or loss on other-than-temporarily impaired securities.  It includes the portion of other-than-temporary impairment losses in accumulated other comprehensive income, which was not included in earnings under current accounting guidance.

			Gross	Gross
		Amortized	unrealized	unrealized	Fair
		cost	gains	losses	value
2008:
Fixed-maturity securities:
	U.S. government	$19,993	$5,508	$—	$25,501
	States and political subdivisions	2,183	44	—	2,227
	Foreign government	1,564	152	—	1,716
	Public utilities	43,193	1,502	—	44,695
	Corporate securities	171,685	4,832	—	176,517
	Mortgage-backed securities	108,710	3,477	—	112,187
	Total	$347,328	$15,515	$—	$362,843

(1)
Certain fixed-maturity securities have been reclassified between corporate securities and public utilities to conform to 2009 presentation, causing a net increase in public utilities securities with an amortized cost of $21,156 and a fair value of $21,795.

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The net unrealized gains (losses) on available-for-sale securities consist of the following at December 31:

	2009	2008	2007
Available-for-sale:
Fixed-maturity securities	$13,225	$15,515	$9,950
Adjustments for:
DAC	(5,260)	(8,474)	(4,278)
DSI	(452)	(531)	(589)
Deferred taxes	(2,629)	(2,278)	(1,778)
Net unrealized gains	$4,884	$4,232	$3,305
The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2009, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale:
Due in one year or less	$1,502	$1,570
Due after one year through five years	36,861	39,127
Due after five years through ten years	156,332	166,044
Due after ten years	104,485	105,905
Mortgage-backed securities	154,843	154,602
Total available-for-sale fixed maturity securities	$454,023	$467,248
Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $172,803 as of December 31, 2009.

Proceeds from sales of fixed-maturity securities are presented in the table below:

	2009	2008	2007
Fixed-maturity securities:
Proceeds from sales	$20,776	$11,568	$36,712

As of December 31, 2009 and 2008, investments with a carrying value of $2,088 and $2,501, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to sub-prime mortgages.

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value as of December 31, 2009 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2009:
Fixed-maturity securities:
U.S. government	$1,152	$27	$—	$—	$1,152	$27
States and political subdivisions	241	10	748	65	989	75
Foreign government	—	—	—	—	—	—
Public utilities	7,014	168	2,053	195	9,067	363
Corporate securities	30,625	668	19,377	2,485	50,002	3,153
Mortgage-backed securities	56,885	1,404	34,017	2,022	90,902	3,426
Total temporarily impaired
available-for-sale securities	$95,917	$2,277	$56,195	$4,767	$152,112	$7,044

As of December 31, 2009, there were 163 available-for-sale fixed-maturity securities that were in an unrealized loss position. As mentioned in note 2, the Company historically impaired all available-for-sale fixed-maturity securities in an unrealized loss position prior to the adoption of new accounting guidance in 2009, therefore, the Company had no unrealized losses on fixed-maturity securities as of December 31, 2008. If the Company had not adopted the new accounting guidance in 2009, there would have been no unrealized losses.

As of December 31, 2009, of the total amount of unrealized losses, $5,793 or 82.2% is related to unrealized losses on investment-grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Other-than-Temporary Impairment Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

2009
Balance as of January 1:	$1,154
Additions for credit impairments recognized on:
Securities not previously impaired	—
Securities previously impaired	—
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(227)
Securities that the Company intends to sell or more likely than not be
required to sell before recovery	—
Securities due to an increase in expected cashflows	—
Balance as of December 31:	$927

Realized Investment Gains (Losses)

Gross and net realized investment gains (losses) for the respective years ended December 31 are summarized as follows:

	2009	2008	2007
Fixed-maturity securities:
Gross gains on sales	$956	$1,032	$2,330
Gross losses on sales	(1,172)	(19)	(1,246)
Other-than-temporary impairments	—	(31,188)	(7,119)
Net realized investment losses	$(216)	$(30,175)	$(6,035)

The decrease in other-than-temporary impairments in 2009 is primarily related to the adoption of new accounting guidance as discussed in note 2.

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2009	2008	2007
Interest and similar income:
Fixed-maturity securities	$24,656	$19,481	$16,445
Short-term securities	77	262	233
Policy loans	11	10	3
Other	43	40	178
Total	24,787	19,793	16,859
Less:
Investment expenses	197	90	119
Total interest and similar income, net	$24,590	$19,703	16,740

Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 5. None of the derivative investments held by the Company qualify as hedging instruments.

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index: therefore, no asset or liability is recorded as of December 31, 2009 and 2008.

The Company is required to post collateral for futures contracts by the Chicago Mercantile Exchange. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2009 and 2008, had a fair value of $10,736 and $7,719, respectively, and is included in fixed-maturity securities on the Balance Sheets.

Embedded derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are classified within future policy benefit reserves on the Balance Sheets.

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within policy and contract account balances on the Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, as of December 31:

	Fair value
Derivative instruments, net	2009	2008
GMWB	$789	(10,325)
GMAB	(1,884)	(1,896)
MVLO	(17,369)	(10,558)
Total derivative instruments, net	$(18,464)	(22,779)

Location in Balance Sheets
Future policy benefit reserves	$(1,095)	(12,221)
Policy and contract account balances	(17,369)	(10,558)
Total derivative instruments, net	$(18,464)	(22,779)

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The following table presents the gains or losses recognized in income on the various derivative instruments:

		Amount of (losses) gains on derivatives
		recognized for the years ended December 31
	Location in
Derivative instruments, net	Statements of Operations	2009	2008	2007

GMWB	Change in fair value of annuity
	embedded derivatives	$11,114	$(10,325)	$—
GMAB	Change in fair value of annuity
	embedded derivatives	12	(1,896)	—
MVLO	Change in fair value of annuity
	embedded derivatives	(3,116)	970	2,594
	Total change in fair value of
	annuity embedded derivatives	8,010	(11,251)	2,594

MVLO	Policy fees	(3,728)	(2,968)	(2,293)
MVLO	Policyholders benefits	33	56	71
Futures	Derivative loss	(6,417)	(1,412)	(314)
	Total derivative (loss) gain	$(2,102)	$(15,575)	$58

(5)	Fair Value Measurements

The following financial instruments are carried at fair value on a recurring basis in the Company’s Financial Statements: fixed-maturity securities, embedded derivatives, and separate accounts assets.

The Fair Value Measurements and Disclosures Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31, 2009 and 2008:

	Total	Level 1	Level 2	Level 3
2009:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$20,389	$20,389	$—	$—
States and political subdivisions	2,017	—	2,017	—
Foreign government	634	—	—	634
Public utilities	53,337	—	53,337	—
Corporate securities	236,269	—	235,335	934
Mortgage-backed securities	154,602	—	154,602	—
Separate account assets (1)	659,000	659,000	—	—
Total assets accounted for at fair value	$1,126,248	$679,389	$445,291	$1,568
Liabilities accounted for at fair value:
Annuity embedded derivative
liabilities (2)	$18,463	$—	$—	$18,463
Total liabilities accounted for at fair value	$18,463	$—	$—	$18,463

	Total	Level 1	Level 2	Level 3
2008:
Assets accounted for at fair value:
Fixed-maturity securities	$362,843	$25,502	$333,671	$3,670
Separate account assets (1)	450,820	450,820	—	—
Total assets accounted for at fair value	$813,663	$476,322	$333,671	$3,670
Liabilities accounted for at fair value:
Annuity embedded derivative
liabilities (2)	$22,779	$—	$—	$22,779
Total liabilities accounted for at fair value	$22,779	$—	$—	$22,779

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(1)	In accordance with the Financial Services – Insurance Topic of the FASB ASC, the value of separate account liabilities is set to equal the value of separate account assets.

(2)	Annuity embedded derivative liabilities are reported in policy and contract account balances and future policy benefit reserves on the Balance Sheets.

The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

a)	Valuation of Fixed-Maturity Securities

The fair value of fixed-maturity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

At December 31, 2009 and 2008, private placement securities of $934 and $3,020, respectively, were included in Level 3. Internal pricing models based on market proxy securities, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

b)	Valuation of Separate Account Assets

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types – bond, domestic equity, international equity, or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3).

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

c)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are reported within future policy benefits on the Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable LIBOR rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets.

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

d)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

		Total realized/unrealized gains (losses) included in:		Purchases, sales, issuances, and settlements			Realized gains (losses) included in net income (loss) related to financial instruments still held at December 31
	Beginning balance	Net income (loss)	Other comprehensive income (loss)		Transfer in and/or out of Level 3, net	Ending balance
2009:
Fixed-maturity securities:
Foreign government	$650	$10	$(26)	$—	$—	$634	$10
Corporate securities	3,020	352	(66)	—	(2,372)	934	352
Total fixed-maturity
securities	$3,670	$362	$(92)	$—	$(2,372)	$1,568	$362
Annuity embedded
derivative liabilities	$(22,779)	$8,234	$—	$(3,918)	$—	$(18,463)	$7,866
2008:
Fixed-maturity securities	$15,340	$(419)	$12	$2,500	$(13,763)	$3,670	$(419)
Annuity embedded
derivative liabilities	(8,904)	(10,503)	—	(3,372)	—	(22,779)	(10,674)

e)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 3 are reported as of the beginning of the period in which the change occurs.

The net transfers out of Level 3 for the year ended December 31, 2009 are a result of observable inputs becoming available for certain fixed-maturity securities.

f)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2009, there were no assets or liabilities reported at fair value on a nonrecurring basis.

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(g)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31, 2009 and 2008:

	2009		2008
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value
Financial assets:
Fixed-maturity securities:	$467,248	$467,248	$362,843	$362,843
Short-term securities	7,069	7,069	30,296	30,296
Policy loans	345	345	163	163
Cash	11,465	11,465	3,581	3,581
Separate account assets	659,000	659,000	450,820	450,820
Financial liabilities:
Investment contracts	$420,027	$420,175	$373,673	$370,440
Separate account liabilities	659,000	659,000	450,820	450,820

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in the future policy benefit reserves and the policy and contract claims balances on the Balance Sheets. The fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. The fair value of separate account liabilities is equal to the fair value of the separate account assets that support them.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(6)	Deferred Acquisition Costs

DAC at December 31, 2009, 2008, and 2007, and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$58,339	$38,741	$32,170
Adoption of new investment accounting
guidance (1)	(17,938)	—	—
Capitalization	11,408	13,875	11,154
Interest	2,619	2,292	2,099
Amortization	(9,946)	7,627	(3,604)
Change in shadow DAC	3,214	(4,196)	(3,078)
Balance, end of year	$47,696	$58,339	$38,741

(1)         In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DAC of the new guidance, is an equal and opposite change to shadow DAC, resulting in no net impact to DAC. See note 2 for additional information.

The negative DAC amortization in 2008 is primarily due to a significant increase in other-than-temporary impairments and an increase in variable annuity guarantee reserves. These significant losses caused estimated future gross profits to increase, which caused amortization to be negative.

The Company reviews its best estimate assumptions each year and records “unlocking” as appropriate. During 2009, the Company completed a comprehensive study of assumptions underlying estimated gross profits, resulting in an “unlocking”. This study was based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The study included all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2009, 2008, and 2007 is as follows:

	2009	2008	2007
Assets:
DAC	$754	$1,134	$(1,365)
DSI	374	4,033	(86)
Total asset increase (decrease)	1,128	5,167	(1,451)
Liabilities:
Policy and contract account balances	631	—	(718)
Future policy benefit reserves	2,011	(390)	(108)
Total liabilities increase (decrease)	2,642	(390)	(826)
Net (decrease) increase	(1,514)	5,557	(625)
Deferred income tax (benefit) expense	(530)	1,945	(219)
Net (decrease) increase	$(984)	$3,612	$(406)

(7)	Deferred Sales Inducements

DSI at December 31, 2009, 2008, and 2007 investment and the changes in the balance for the years then ended are as follows:

	2009	2008	2007
Balance, beginning of year	$12,733	$10,992	$9,763
Adoption of new investment accounting
guidance (1)	(1,342)	—	—
Capitalization	1,904	2,690	3,369
Interest	659	624	609
Amortization	(2,107)	(1,631)	(2,245)
Change in shadow DSI	79	58	(504)
Balance, end of year	$11,926	$12,733	$10,992

(1) In 2009, the Company adopted new accounting guidance for the recognition and presentation of other-than-temporary impairments on fixed-maturity securities. Offsetting the impact on DSI of the new guidance is an equal and opposite change to shadow DSI, resulting in no net impact to DSI. See note 2 for additional information.

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(8)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	December 31, 2009			December 31, 2008
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$307,358	$9,903	62.8	$181,729	$28,248	62.0
Ratchet and return of premium	293,608	42,074	67.4	216,737	81,476	67.1
Reset	123,895	10,857	73.2	117,766	25,980	72.4
Total	$724,861	$62,834		$516,232	$135,704
GMIB:
Return of premium	$12,294	$438	60.7	$9,840	$1,913	60.0
Ratchet and rollup	190,426	24,196	69.2	153,256	50,498	68.5
Total	$202,720	$24,634		$163,096	$52,411
GMAB:
Five years	$35,439	$2,585	63.6	$24,910	$4,670	61.5
Target date retirement	41,230	—	62.6	—	—	n/a
Target date 10-year benefit	17,614	—	61.3	—	—	n/a
Total	$94,283	$2,585		$24,910	$4,670
GMWB:
No living benefit	$42,424	$—	68.7	$27,868	$4,237	59.3
Life benefit with optional reset	116,271	305	70.9	62,254	19,765	66.6
Life benefit with 8% rollup	16,114	56	71.7	6,901	2,004	65.6
Total	$174,809	$361		$97,023	$26,006

The net amount at risk has decreased in 2009 due to the improved economic environment. Account values have increased due to the improved performance of the markets, which causes the guarantee reserves to decrease.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

At December 31, 2009 and 2008, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2009	2008
Mutual funds:
Bond	$101,103	$63,009
Domestic equity	296,194	137,647
International equity	78,890	59,230
Specialty	138,363	130,977
Total mutual fund	614,550	390,863
Money market funds	43,548	59,159
Other	902	798
Total	$659,000	$450,820

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2007	$616	$368	$—	$—	$984
Incurred guaranteed benefits	2,586	1,208	1,896	10,325	16,015
Paid guaranteed benefits	(914)	—	—	—	(914)
Balance as of December 31, 2008	2,288	1,576	1,896	10,325	16,085
Reduction of guaranteed benefits	(252)	(395)	(12)	(11,114)	(11,773)
Paid guaranteed benefits	(1,056)	—	—	—	(1,056)
Balance as of December 31, 2009	$980	$1,181	$1,884	$(789)	$3,256

(9)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2009 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2009	2008	2007
Balance at January 1, net of reinsurance
recoverables of $76, $3,832, and
$13,293, respectively	$2,786	$3,038	$3,076
Incurred related to:
Current year	71	37	87
Prior years	510	(108)	99
Total incurred	581	(71)	186
Paid related to:
Current year	52	37	49
Prior years	889	144	175
Total paid	941	181	224
Balance at December 31, net of
reinsurance recoverables of $277,
$76, and $3,832, respectively	$2,426	$2,786	$3,038

Prior year incurreds for 2009 reflect unfavorable claim development with the reinsurance assumed and LTC business. Prior year incurreds for 2008 reflect favorable claim development with the group accident and health business partially offset by unfavorable claim development with the LTC business. Prior year incurreds for 2007 reflect unfavorable claim development with the group accident and health business.

(10)	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company has a maximum retention level of $1,500 on excess yearly renewal term coverage. On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims up through year eight and 20% on claims years nine and beyond for Lifetime Benefit Plans.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists to the extent that the Company’s reinsurers are unable to meet their contractual obligations under reinsurance contracts. Management is of the opinion that no liability will accrue to the Company with respect to this contingency.

During 2006, the Company made the decision to exit the health products business. On October 1, 2006, the Company entered into a 100% quota share agreement with an unrelated insurance company, Houston Casualty Company (HCC), to reinsure the health block of business. Related to this transaction, the

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

Company received a ceding commission of $12,950 for the recapture of $13,510 in reserves. The Company recorded a deferred gain of $12,950, which has been fully amortized into operations as of December 31, 2009. The Company amortized $30, $718, and $7,956 for 2009, 2008, and 2007, respectively, and is included in other revenue on the Statements of Operations.

At December 31, 2009 and 2008, the Company had reinsurance recoverables and receivables of $2 and $3, respectively, on paid claims, policy and contract claims, future policy benefit reserves, and policy and contract account balances from Allianz Life. The Company attempts to mitigate risk by arranging trust accounts or letters of credit with certain insurers. Insurers with ratings lower than A-, and without a trust account or letter of credit, account for less than 4% of the total reinsurance recoverable as of December 31, 2009.

The Company entered into numerous reinsurance arrangements with unrelated insurance companies to reinsure group life and accident and health reinsurance-assumed, excess of loss health insurance and business produced through the broker administrator distribution channel. The Company also exited the LTC business during 2009. In connection with these agreements, the Company had ceded premiums of $1,864, $2,068, and $4,452 and received expense allowances of $355, $381, and $569 in 2009, 2008, and 2007, respectively.

Of the amounts assumed from and ceded to other companies, accident and health insurance assumed from and ceded to Allianz Life is as follows:

		Assumed			Ceded
		2009	2008	2007	2009	2008	2007
Premiums:
Accident and health		$12	$—	$2	$—	$—	$—
	Total premiums	$12	$—	$2	$—	$—	$—

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(11)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2009	2008	2007
Income tax expense (benefit)
attributable to operations:
Current tax expense (benefit)	$3,661	$(3,328)	$(1,537)
Deferred tax (benefit) expense	(173)	(5,903)	4,753
Total income tax
expense (benefit)
attributable to net
income (loss)	3,488	(9,231)	3,216
Income tax effect on equity:
Attributable to unrealized gains
for the year	351	500	969
Total income tax effect
on equity	$3,839	$(8,731)	$4,185

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax expense (benefit) reported on the Statements of Operations for the respective years ended December 31 as follows:

	2009	2008	2007
Income tax expense (benefit)
computed at the statutory rate	$3,305	$(8,255)	$3,859
Dividends-received deductions and
tax-exempt interest	(16)	(928)	(728)
Accrual of tax contingency reserve	18	24	5
Other	181	(72)	80
Income tax expense
(benefit) as reported	$3,488	$(9,231)	$3,216

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability), which are included in other assets and other liabilities, respectively, at December 31 are as follows:

	2009	2008
Deferred tax assets:
Future benefit reserves	$10,971	$8,975
Coinsurance deferred income	—	10
Expense accruals	1,065	887
Other-than-temporarily impaired assets	324	13,925
Total deferred tax assets	12,360	23,797
Deferred tax liabilities:
Deferred acquisition costs	(14,182)	(18,080)
Due and deferred premium	(59)	(116)
Net unrealized gains on investments	(4,629)	(5,430)
Investment income	(272)	(140)
Other	(295)	(19)
Total deferred tax liabilities	(19,437)	(23,785)
Net deferred tax (liability) asset	$(7,077)	$12

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes (received) paid by the Company were $(2,396), $(2,118), and $2,906 in 2009, 2008, and 2007, respectively. At December 31, 2009 and 2008, the Company had a tax payable to (receivable from) AZOA of $3,514 and ($2,542), respectively, reported in other liabilities and other assets on the Balance Sheets, respectively.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002. The IRS has surveyed 2003 through 2005 and has informed the Company that they do not intend to do any further review of those years. During 2008, the IRS reviewed the credit taken for the Telephone Excise Tax on

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

AZOA and Subsidiaries’ 2006 consolidated return. The IRS informed the Company that the review was completed and closed with no changes.

In accordance with the Income Taxes Topic of the FASB ASC (ASC 740), the Company recognizes liabilities for certain unrecognized tax benefits. It is reasonably expected that the amount of unrecognized tax benefits will increase in 2009 by approximately the same amount as it did in year 2008. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2009	2008
Balance at January 1	$745	$538
Additions based on tax positions related to the
current year	278	207
Amounts released related to tax positions taken
in prior years	(22)	—
Balance at December 31	$1,001	$745

The balance at December 31, 2009 consists of $1,001 of tax positions for which the deductibility is more likely than not; however, there is uncertainty with respect to the timing of the deduction. Because of the impact of deferred tax accounting, other than interest and penalty, the disallowance would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized $18, $24, and $5 in interest and penalties, respectively. The Company had $66 and $48 for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

(12)	Related-Party Transactions

(a)	Reinsurance

The Company reinsured a portion of its group accident and health business with Allianz Life. See note 10 for further details.

(b)	Service Fees

The Company has incurred fees for certain administrative services provided by Allianz Life of $6,298, $8,655, and $4,801 in 2009, 2008, and 2007, respectively. The Company’s liability for these fees was $711, and $2,129 as of December 31, 2009 and 2008, respectively, and is included in other liabilities on the Balance Sheets.

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

The Company has incurred fees for certain investment advisory services provided by affiliated companies of $154, $90, and $90 in 2009, 2008, and 2007, respectively. The Company’s liability for these charges was $33 and $6 as of December 31, 2009 and 2008, respectively, and is included in other liabilities on the Balance Sheets.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and Allianz Global Distributors, LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $59, $32, and $77 during 2009, 2008, and 2007, respectively, which is included in other revenue on the Statements of Operations. At December 31, 2009 and 2008, $9 and $(4), respectively, was included for these fees in receivables on the Balance Sheets.

(c)	Real Estate

The Company subleases office space from Fireman’s Fund Insurance Company (an affiliate). In connection with this agreement, the Company incurred rent expense of $158, $190, and $157 in 2009, 2008, and 2007, respectively, which is included in general and administrative expenses on the Statements of Operations.

(d)	Capital Contributions

The Company received a cash capital contribution in 2008 from Allianz Life of $17,000.

(13)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by AZOA. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. Under the eligible employees’ provisions, the Company will match 100% of contributions up to a maximum of 6% of the employee’s eligible compensation. Starting January 1, 2010, the Company will match up to 7.5% of eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

In February 2010, the Company declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan year ended December 31, 2009. The contribution will be funded in 2010. The Company also declared a profit-sharing contribution of 1.5% of employees’ salaries for the plan years ended December 31, 2008 and 2007, reported in general and administrative expenses on the accompanying Statements of Operations and funded in 2009 and 2008, respectively. Employees are not required to

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

participate in the AAAP to be eligible for the profit-sharing contribution. For plan years beginning after January 1, 2010, the Company will not be making a profit-sharing contribution.

The expenses of administration of the AAAP and the trust fund, including all fees of the trustee, investment manager, and auditors, are payable from the trust fund, but may, at the Company’s discretion, be paid by the Company. Any counsel fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $146, $115, and $96 in 2009, 2008, and 2007, respectively, toward the AAAP matching contributions and administration expenses.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

In 2005, the Company started an Employee Severance Pay Plan for the benefit of eligible employees. The plan may provide severance benefits on account of an employee’s termination of employment from the Company. To become a participant in the plan, an employee must be involuntarily terminated. In addition, the Company must determine whether it wishes to provide the employee with a severance payment and must issue a written Severance Pay Award. The plan is unfunded, meaning no assets of the Company’s have been segregated or defined to represent the liability for payments under the plan. Effective June 1, 2008, the Company adopted the AZOA Severance Allowance Plan, which replaced the Employee Severance Pay Plan. Under the AZOA Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in force are eligible to receive benefits. The Company expensed $0, $265, and $55 in 2009, 2008, and 2007, respectively, toward severance payments.

(14)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, future policy benefit reserves and policy and contract account balances calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of New York as of December 31, 2009 and 2008 were $64,830 and $29,201, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2009 and 2008 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Superintendent of Insurance is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its surplus, cash dividends of

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

not more than the lesser of 10% of its beginning of the year statutory surplus, or its statutory net gain from operations, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $6,483 can be paid in 2010 without the approval of the New York Department of Insurance (DOI). The Company paid no dividends in 2009, 2008, and 2007.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company was 522% and 526% as of December 31, 2009 and 2008, respectively. Regulatory action against a company may begin when this ratio falls below 200%.

(15)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, has been the subject of increasing scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators are also investigating various selling practices in the annuity industry, including suitability reviews, product exchanges, and sales to seniors. In certain instances, these investigations have led to regulatory enforcement proceedings. In February 2007, the Company entered into a stipulated order with the DOI resolving allegations made by the DOI that the Company did not comply with certain New York laws or regulations during the period January 1, 2002 through December 31, 2004. The impact of these settlements was not material to the Financial Statements. The Company is also subject to an ongoing market conduct examination by the DOI.

In December 2008, the SEC adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, when and if it becomes fully operational, will subject issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. The rule will also have the effect of subjecting distribution and advertising of fixed-indexed annuities to the jurisdiction of the Financial Industry Regulatory Authority. It can be expected that Rule 151A would have the effect of making fixed-indexed annuity product development more difficult and expensive. Rule 151A could also have the effect of reducing distribution channels for fixed-index annuity products.

49

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2009, 2008, and 2007

(In thousands, except security holdings quantities)

It can be expected that annuity sales practices will be an ongoing source of litigation and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industrywide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.

The Company leases office space. Expense for the operating lease was $158, $190, and $157 in 2009, 2008, and 2007, respectively. The future minimum lease payments required under this operating lease are as follows:

2010		$19
2011		22
2012		22
2013		22
2014 and beyond		153
	Total	$238

(16)	Subsequent Events

No material subsequent events have occurred since December 31, 2009 that require adjustment to the Financial Statements.

In late February, 2010, the DOI requested that the Company suspend the sales of one of its riders on its primary variable annuity family. The Company promptly responded to the DOI request by ceasing new sales as of March 5, 2010.

50

Schedule I

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Summary of Investments – Other than Investments in Related Parties

December 31, 2009

Type of investment		Amortized cost (1)	Fair value	Amount at which shown in the balance sheet
Fixed-maturity securities:
U.S. government		$19,162	$20,389	$20,389
States and political subdivisions		2,066	2,017	2,017
Foreign government		605	634	634
Public utilities		50,312	53,337	53,337
Corporate securities		227,035	236,269	236,269
Mortgage-backed securities		154,843	154,602	154,602
Total fixed-maturity securities		$454,023	$467,248	$467,248
Other investments:	$
Short-term securities		7,069		$7,069
Policy loans		345		345
	Total other investments	7,414		7,414
Total investments		$461,437		$474,662

(1)	Original cost of fixed maturities reduced by repayments and adjusted for amortization of premiums or accrual discounts.
See accompanying report of independent registered public accounting firm.

51

Schedule II

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Supplementary Insurance Information

	December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements	Future benefit reserves and policy and contract account balances	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits	Net change in deferred sales inducements *	Net change in deferred acquisition costs **	Other operating expenses
2009:
Life	$623	$20	$2,179	$55	$303	$462	$58	$175	$32	$(29)	$(27)
Annuities	44,159	11,906	421,619	—	—	12,379	24,162	7,501	(488)	(3,411)	18,153
Accident and health	2,914	—	5,257	1,163	2,703	2,940	370	2,054	—	(641)	1,506
	$47,696	$11,926	$429,055	$1,218	$3,006	$15,781	$24,590	$9,730	$(456)	$(4,081)	$19,632
2008:
Life	$594	$52	$1,922	$54	$434	$472	$(3)	$183	$(52)	$(321)	$254
Annuities	55,473	12,681	378,921	—	—	12,236	19,330	28,476	(1,631)	(22,807)	19,783
Accident and health	2,272	—	3,204	972	2,861	2,316	376	1,610	—	(666)	1,585
	$58,339	$12,733	$384,047	$1,026	$3,295	$15,024	$19,703	$30,269	$(1,683)	$(23,794)	$21,622
2007:
Life	$273	$—	$1,169	$53	$428	$273	$71	$122	$—	$(273)	$503
Annuities	36,862	10,992	265,652	—	—	11,819	16,340	9,112	(1,733)	(8,469)	20,394
Accident and health	1,606	—	1,626	684	6,870	1,466	329	742	—	(907)	1,970
	$38,741	$10,992	$268,447	$737	$7,298	$13,558	$16,740	$9,976	$(1,733)	$(9,649)	$22,867
*	See note 7 for aggregate gross amortization of deferred sales inducements.
**	See note 6 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

52

Schedule III

ALLIANZ ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance

Years ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
December 31, 2009:
Life insurance in force	$120,162	$104,249	$—	$15,913	—%
Premiums and policy fees:
Life	1,691	1,229	—	462	—%
Annuities	12,379	—	—	12,379	—
Accident and health	3,592	640	(12)	2,940	(0.4)
Total premiums and policy fees	$17,662	$1,869	$(12)	$15,781	(0.1)%
December 31, 2008:
Life insurance in force	$125,056	$101,742	$—	$23,314	—%
Premiums and policy fees:
Life	1,697	1,225	—	472	—%
Annuities	12,236	—	—	12,236	—
Accident and health	2,907	813	222	2,316	9.6
Total premiums and policy fees	$16,840	$2,038	$222	$15,024	1.5%
December 31, 2007:
Life insurance in force	$94,658	$83,342	$—	$11,316	—%
Premiums and policy fees:
Life	1,529	1,256	—	273	—%
Annuities	11,819	—	—	11,819	—
Accident and health	3,729	3,568	1,305	1,466	89.0
Total premiums and policy fees	$17,077	$4,824	$1,305	$13,558	9.6%
See accompanying report of independent registered public accounting firm.

53

KPMG

ALLIANZ LIFE VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Minneapolis, Minnesota
March 24, 2010

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

2

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio

Assets:
Investments at Net Asset Value	$ 200	$58	$ 203	$ 121	$36	$1
Total Assets	200	58	203	121	36	1

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	200	58	203	121	36	1

Contract Owners' Equity:
Contracts in Accumulation Period	200	58	203	121	36	1
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 200	$58	$ 203	$ 121	$36	$1

Investment Shares	10	2	4	3	3	-
Investments at Cost	$ 255	$58	$ 243	$ 177	$57	$1

See accompanying notes to financial statements (Continued)

3

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund	AZL Columbia Mid Cap Value Fund

Assets:
Investments at Net Asset Value	$12,082	$ 231	$7,283	$13,378	$ -	$2,558
Total Assets	12,082	231	7,283	13,378	-	2,558

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	12,082	231	7,283	13,378	-	2,558

Contract Owners' Equity:
Contracts in Accumulation Period	12,082	231	7,283	13,378	-	2,558
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$12,082	$ 231	$7,283	$13,378	$ -	$2,558

Investment Shares	888	23	637	1,140	-	389
Investments at Cost	$12,410	$ 231	$7,193	$12,553	$ -	$2,419

See accompanying notes to financial statements (Continued)

4

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL First Trust Target Double Play Fund

Assets:
Investments at Net Asset Value	$2,818	$ -	$15,126	$3,407	$6,473	$ -
Total Assets	2,818	-	15,126	3,407	6,473	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,818	-	15,126	3,407	6,473	-

Contract Owners' Equity:
Contracts in Accumulation Period	2,818	-	15,123	3,407	6,473	-
Contracts in Annuity Payment Period	-	-	3	-	-	-
Total Contract Owners' Equity	$2,818	$ -	$15,126	$3,407	$6,473	$ -

Investment Shares	325	-	1,428	433	853	-
Investments at Cost	$3,022	$ -	$14,176	$4,029	$8,381	$ -

See accompanying notes to financial statements (Continued)

5

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$7,158	$ 720	$25,279	$ 154	$27,791	$40,948
Total Assets	7,158	720	25,279	154	27,791	40,948

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	7,158	720	25,279	154	27,791	40,948

Contract Owners' Equity:
Contracts in Accumulation Period	7,158	720	25,279	154	27,791	40,948
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$7,158	$ 720	$25,279	$ 154	$27,791	$40,948

Investment Shares	539	71	2,503	15	3,037	4,252
Investments at Cost	$7,337	$ 716	$24,727	$ 154	$32,265	$41,404

See accompanying notes to financial statements (Continued)

6

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund	AZL Money Market Fund

Assets:
Investments at Net Asset Value	$2,066	$ -	$6,835	$11,374	$7,382	$43,597
Total Assets	2,066	-	6,835	11,374	7,382	43,597

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,066	-	6,835	11,374	7,382	43,597

Contract Owners' Equity:
Contracts in Accumulation Period	2,066	-	6,835	11,374	7,382	43,549
Contracts in Annuity Payment Period	-	-	-	-	-	48
Total Contract Owners' Equity	$2,066	$ -	$6,835	$11,374	$7,382	$43,597

Investment Shares	155	-	808	888	623	43,597
Investments at Cost	$2,077	$ -	$7,442	$10,039	$7,257	$43,597

See accompanying notes to financial statements (Continued)

7

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund	AZL PIMCO Fundamental IndexPLUS Total Return Fund

Assets:
Investments at Net Asset Value	$ -	$6	$5,222	$ -	$ -	$ -
Total Assets	-	6	5,222	-	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	6	5,222	-	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	6	5,222	-	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$6	$5,222	$ -	$ -	$ -

Investment Shares	-	1	474	-	-	-
Investments at Cost	$ -	$6	$5,221	$ -	$ -	$ -

See accompanying notes to financial statements (Continued)

8

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund	AZL TargetPLUS Balanced Fund

Assets:
Investments at Net Asset Value	$13,575	$2,247	$14,195	$ -	$5,244	$ -
Total Assets	13,575	2,247	14,195	-	5,244	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	13,575	2,247	14,195	-	5,244	-

Contract Owners' Equity:
Contracts in Accumulation Period	13,575	2,247	14,195	-	5,244	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$13,575	$2,247	$14,195	$ -	$5,244	$ -

Investment Shares	1,767	287	1,815	-	660	-
Investments at Cost	$13,010	$1,151	$11,812	$ -	$5,288	$ -

See accompanying notes to financial statements (Continued)

9

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$1,613	$8,340	$5,117
Total Assets	-	-	-	1,613	8,340	5,117

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	1,613	8,340	5,117

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	1,613	8,340	5,117
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ -	$1,613	$8,340	$5,117

Investment Shares	-	-	-	209	770	676
Investments at Cost	$ -	$ -	$ -	$1,738	$7,565	$4,721

See accompanying notes to financial statements (Continued)

10

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Assets:
Investments at Net Asset Value	$4,176	$13,050	$12,001	$21,878	$2,231	$ 272
Total Assets	4,176	13,050	12,001	21,878	2,231	272

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,176	13,050	12,001	21,878	2,231	272

Contract Owners' Equity:
Contracts in Accumulation Period	4,176	13,050	12,001	21,878	2,231	272
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$4,176	$13,050	$12,001	$21,878	$2,231	$ 272

Investment Shares	435	876	1,111	1,630	224	25
Investments at Cost	$4,569	$13,423	$12,552	$20,152	$2,308	$ 256

See accompanying notes to financial statements (Continued)

11

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund

Assets:
Investments at Net Asset Value	$ -	$17,350	$12,028	$42,517	$5,812	$ -
Total Assets	-	17,350	12,028	42,517	5,812	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	17,350	12,028	42,517	5,812	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	17,164	12,018	42,242	5,801	-
Contracts in Annuity Payment Period	-	186	10	275	11	-
Total Contract Owners' Equity	$ -	$17,350	$12,028	$42,517	$5,812	$ -

Investment Shares	-	1,660	1,950	2,987	429	-
Investments at Cost	$ -	$25,017	$12,198	$43,329	$6,625	$ -

See accompanying notes to financial statements (Continued)

12

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Assets:
Investments at Net Asset Value	$4,773	$18,389	$1,827	$4,250	$10,290	$27,162
Total Assets	4,773	18,389	1,827	4,250	10,290	27,162

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	4,773	18,389	1,827	4,250	10,290	27,162

Contract Owners' Equity:
Contracts in Accumulation Period	4,742	18,246	1,827	4,197	10,290	27,150
Contracts in Annuity Payment Period	31	143	-	53	-	12
Total Contract Owners' Equity	$4,773	$18,389	$1,827	$4,250	$10,290	$27,162

Investment Shares	432	1,147	142	247	1,441	2,092
Investments at Cost	$8,647	$17,461	$1,961	$4,647	$10,038	$26,987

See accompanying notes to financial statements (Continued)

13

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund

Assets:
Investments at Net Asset Value	$5,120	$ -	$ -	$10	$12	$20,857
Total Assets	5,120	-	-	10	12	20,857

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	5,120	-	-	10	12	20,857

Contract Owners' Equity:
Contracts in Accumulation Period	5,112	-	-	10	12	20,827
Contracts in Annuity Payment Period	8	-	-	-	-	30
Total Contract Owners' Equity	$5,120	$ -	$ -	$10	$12	$20,857

Investment Shares	320	-	-	1	1	1,103
Investments at Cost	$5,199	$ -	$ -	$7	$9	$19,689

See accompanying notes to financial statements (Continued)

14

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio

Assets:
Investments at Net Asset Value	$22,147	$3,460	$1,202	$ 482	$1,436	$5,980
Total Assets	22,147	3,460	1,202	482	1,436	5,980

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	22,147	3,460	1,202	482	1,436	5,980

Contract Owners' Equity:
Contracts in Accumulation Period	22,119	3,460	1,202	482	1,436	5,980
Contracts in Annuity Payment Period	28	-	-	-	-	-
Total Contract Owners' Equity	$22,147	$3,460	$1,202	$ 482	$1,436	$5,980

Investment Shares	1,514	290	45	244	79	572
Investments at Cost	$24,026	$3,203	$1,174	$ 706	$1,497	$6,017

See accompanying notes to financial statements (Continued)

15

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio

Assets:
Investments at Net Asset Value	$8,160	$5,087	$2,721	$ 795	$9,064	$11,481
Total Assets	8,160	5,087	2,721	795	9,064	11,481

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	8,160	5,087	2,721	795	9,064	11,481

Contract Owners' Equity:
Contracts in Accumulation Period	8,160	5,087	2,721	795	9,064	11,481
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$8,160	$5,087	$2,721	$ 795	$9,064	$11,481

Investment Shares	949	401	214	67	1,245	923
Investments at Cost	$8,554	$4,943	$2,723	$ 801	$8,430	$11,410

See accompanying notes to financial statements (Continued)

16

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio

Assets:
Investments at Net Asset Value	$ -	$27,988	$7	$ 655	$ 212	$ 344
Total Assets	-	27,988	7	655	212	344

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	27,988	7	655	212	344

Contract Owners' Equity:
Contracts in Accumulation Period	-	27,988	7	655	212	344
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$27,988	$7	$ 655	$ 212	$ 344

Investment Shares	-	2,587	-	103	47	52
Investments at Cost	$ -	$27,533	$6	$1,000	$ 328	$ 332

See accompanying notes to financial statements (Continued)

17

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Growth and Income Portfolio

Assets:
Investments at Net Asset Value	$13,353	$ 551	$11,428	$15,603	$4	$ -
Total Assets	13,353	551	11,428	15,603	4	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-
Net Assets:	13,353	551	11,428	15,603	4	-

Contract Owners' Equity:
Contracts in Accumulation Period	13,315	551	11,428	15,576	4	-
Contracts in Annuity Payment Period	38	-	-	27	-	-
Total Contract Owners' Equity	$13,353	$ 551	$11,428	$15,603	$4	$ -

Investment Shares	980	59	656	1,492	-	-
Investments at Cost	$13,574	$ 891	$10,563	$18,598	$4	$ -

See accompanying notes to financial statements (Continued)

18

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities
December 31, 2009
(In thousands)

Total All Funds

Assets:
Investments at Net Asset Value	$ 659,003
Total Assets	659,003

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-
Total Liabilities	-
Net Assets:	659,003

Contract Owners' Equity:
Contracts in Accumulation Period	658,100
Contracts in Annuity Payment Period	903
Total Contract Owners' Equity	$ 659,003

Investment Shares	100,057
Investments at Cost	$ 674,119

See accompanying notes to financial statements

19

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AIM V.I. Capital Appreciation Fund	AIM V.I. Core Equity Fund	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$1	$1	$ -	$1	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	3	1	2	2	1	-
Investment Income (Loss),Net	(2)	-	(2)	(1)	(1)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(20)	(1)	(9)	(47)	(9)	-
Realized Gains (Losses) on Investments, Net	(20)	(1)	(9)	(47)	(9)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	17	79	95	23	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	34	16	70	48	14	-
Net Increase (Decrease) in Net Assets From Operations	$32	$16	$68	$47	$13	$ -

See accompanying notes to financial statements(Continued)

20

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL AIM International Equity Fund	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL BlackRock Growth Fund	AZL Columbia Mid Cap Value Fund
		(B)	(B)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$85	$1	$ -	$ -	$10	$16

Expenses:
Mortality and Expense Risk and Administrative Charges	127	-	29	107	76	39
Investment Income (Loss),Net	(42)	1	(29)	(107)	(66)	(23)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(268)	-	5	7	(720)	(155)
Realized Gains (Losses) on Investments, Net	(268)	-	5	7	(720)	(155)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,718	-	90	1,418	1,771	715
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,450	-	95	1,425	1,051	560
Net Increase (Decrease) in Net Assets From Operations	$1,408	$1	$66	$1,318	$ 985	$ 537

See accompanying notes to financial statements(Continued)

21

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Columbia Small Cap Value Fund	AZL Columbia Technology Fund	AZL Davis NY Venture Fund	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL First Trust Target Double Play Fund
		(E)				(E)
Investment Income:
Dividends Reinvested in Fund Shares	$6	$ -	$ 103	$15	$ 178	$52

Expenses:
Mortality and Expense Risk and Administrative Charges	50	50	289	64	126	19
Investment Income (Loss),Net	(44)	(50)	(186)	(49)	52	33
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(107)	(3)	(392)	(310)	(398)	(401)
Realized Gains (Losses) on Investments, Net	(107)	(3)	(392)	(310)	(398)	(401)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	686	982	4,112	1,164	1,645	466
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	579	979	3,720	854	1,247	65
Net Increase (Decrease) in Net Assets From Operations	$ 535	$ 929	$3,534	$ 805	$1,299	$98

See accompanying notes to financial statements(Continued)

22

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund
		(B)		(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 102	$3	$ 375	$2	$ 554	$ 526

Expenses:
Mortality and Expense Risk and Administrative Charges	132	1	415	-	573	608
Investment Income (Loss),Net	(30)	2	(40)	2	(19)	(82)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	588	-	1,048	670
Realized Gains (Losses) on Sales of Investments, Net	(459)	-	(461)	-	(1,512)	(714)
Realized Gains (Losses) on Investments, Net	(459)	-	127	-	(464)	(44)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,994	4	4,082	-	7,059	6,813
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,535	4	4,209	-	6,595	6,769
Net Increase (Decrease) in Net Assets From Operations	$1,505	$6	$4,169	$2	$6,576	$6,687

See accompanying notes to financial statements(Continued)

23

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL International Index Fund	AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Moderate Index Strategy Fund	AZL Money Market Fund
	(B)	(E)			(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 108	$15	$2	$ -	$ 121

Expenses:
Mortality and Expense Risk and Administrative Charges	8	39	96	174	27	1,146
Investment Income (Loss),Net	(8)	69	(81)	(172)	(27)	(1,025)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1)	(1,921)	(162)	(189)	2	-
Realized Gains (Losses) on Investments, Net	(1)	(1,921)	(162)	(189)	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11)	2,339	1,351	3,377	125	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(12)	418	1,189	3,188	127	-
Net Increase (Decrease) in Net Assets From Operations	$ (20)	$ 487	$1,108	$3,016	$ 100	$ (1,025)

See accompanying notes to financial statements(Continued)

24

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL NACM International Fund	AZL OCC Growth Fund	AZL OCC Opportunity Fund	AZL Oppenheimer Global Fund	AZL Oppenheimer International Growth Fund	AZL PIMCO Fundamental IndexPLUS Total Return Fund
	(E)	(B)		(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$82	$ -	$ -	$ 146	$ 138	$ 288

Expenses:
Mortality and Expense Risk and Administrative Charges	12	-	82	106	86	16
Investment Income (Loss),Net	70	-	(82)	40	52	272
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	48
Realized Gains (Losses) on Sales of Investments, Net	(57)	-	(385)	(847)	(818)	(162)
Realized Gains (Losses) on Investments, Net	(57)	-	(385)	(847)	(818)	(114)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	141	-	1,735	2,563	2,463	128
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	84	-	1,350	1,716	1,645	14
Net Increase (Decrease) in Net Assets From Operations	$ 154	$ -	$1,268	$1,756	$1,697	$ 286

See accompanying notes to financial statements(Continued)

25

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Schroder International Small Cap Fund	AZL Small Cap Stock Index Fund	AZL TargetPLUS Balanced Fund
				(E)		(E)
Investment Income:
Dividends Reinvested in Fund Shares	$33	$6	$22	$28	$ -	$ 173

Expenses:
Mortality and Expense Risk and Administrative Charges	168	25	235	18	89	86
Investment Income (Loss),Net	(135)	(19)	(213)	10	(89)	87
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	777
Realized Gains (Losses) on Sales of Investments, Net	(322)	60	(113)	44	(208)	45
Realized Gains (Losses) on Investments, Net	(322)	60	(113)	44	(208)	822
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,281	910	5,023	341	1,205	227
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,959	970	4,910	385	997	1,049
Net Increase (Decrease) in Net Assets From Operations	$1,824	$ 951	$4,697	$ 395	$ 908	$1,136

See accompanying notes to financial statements(Continued)

26

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL TargetPLUS Equity Fund	AZL TargetPLUS Growth Fund	AZL TargetPLUS Moderate Fund	AZL Turner Quantitative Small Cap Growth Fund	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Global Real Estate Fund
	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$67	$ 109	$ 106	$ -	$ 134	$56

Expenses:
Mortality and Expense Risk and Administrative Charges	23	47	44	29	114	82
Investment Income (Loss),Net	44	62	62	(29)	20	(26)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(389)	(586)	(48)	(80)	(35)	(175)
Realized Gains (Losses) on Investments, Net	(389)	(586)	(48)	(80)	(35)	(175)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	728	1,115	527	472	1,265	1,466
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	339	529	479	392	1,230	1,291
Net Increase (Decrease) in Net Assets From Operations	$ 383	$ 591	$ 541	$ 363	$1,250	$1,265

See accompanying notes to financial statements(Continued)

27

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	AZL Van Kampen Growth and Income Fund	AZL Van Kampen International Equity Fund	AZL Van Kampen Mid Cap Growth Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$89	$ 466	$ -	$ 311	$16	$2

Expenses:
Mortality and Expense Risk and Administrative Charges	79	159	193	224	39	5
Investment Income (Loss),Net	10	307	(193)	87	(23)	(3)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(291)	(268)	(471)	104	(81)	(13)
Realized Gains (Losses) on Investments, Net	(291)	(268)	(471)	104	(81)	(13)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,038	1,138	4,291	1,873	697	78
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	747	870	3,820	1,977	616	65
Net Increase (Decrease) in Net Assets From Operations	$ 757	$1,177	$3,627	$2,064	$ 593	$62

See accompanying notes to financial statements(Continued)

28

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Global Communications Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Money Market Fund
	(C)					(C)
Investment Income:
Dividends Reinvested in Fund Shares	$32	$ 805	$ 615	$3,058	$84	$2

Expenses:
Mortality and Expense Risk and Administrative Charges	36	232	179	679	89	20
Investment Income (Loss),Net	(4)	573	436	2,379	(5)	(18)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(7,046)	(1,727)	(790)	(1,200)	(321)	-
Realized Gains (Losses) on Investments, Net	(7,046)	(1,727)	(790)	(1,200)	(321)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7,519	4,635	3,147	9,671	1,601	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	473	2,908	2,357	8,471	1,280	-
Net Increase (Decrease) in Net Assets From Operations	$ 469	$3,481	$2,793	$10,850	$1,275	$ (18)

See accompanying notes to financial statements(Continued)

29

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Real Estate Fund	Franklin Rising Dividends Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 534	$ 278	$32	$ -	$ 231	$1,037

Expenses:
Mortality and Expense Risk and Administrative Charges	75	282	35	60	194	469
Investment Income (Loss),Net	459	(4)	(3)	(60)	37	568
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	82	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,106)	(335)	(55)	(241)	(457)	213
Realized Gains (Losses) on Investments, Net	(1,106)	(335)	27	(241)	(457)	213
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,317	2,702	417	1,592	2,787	(404)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	211	2,367	444	1,351	2,330	(191)
Net Increase (Decrease) in Net Assets From Operations	$ 670	$2,363	$ 441	$1,291	$2,367	$ 377

See accompanying notes to financial statements(Continued)

30

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Franklin Zero Coupon Fund 2010	J.P. Morgan International Opportunities Portfolio	J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund
		(C)	(C)	(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 429	$ -	$ -	$ -	$ -	$ 229

Expenses:
Mortality and Expense Risk and Administrative Charges	135	-	-	-	-	360
Investment Income (Loss),Net	294	-	-	-	-	(131)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	502
Realized Gains (Losses) on Sales of Investments, Net	(156)	(2)	(3)	-	-	(382)
Realized Gains (Losses) on Investments, Net	(156)	(2)	(3)	-	-	120
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(210)	2	3	3	3	3,551
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(366)	-	-	3	3	3,671
Net Increase (Decrease) in Net Assets From Operations	$ (72)	$ -	$ -	$3	$3	$3,540

See accompanying notes to financial statements(Continued)

31

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 396	$13	$23	$ -	$24	$ 350

Expenses:
Mortality and Expense Risk and Administrative Charges	395	51	22	8	28	93
Investment Income (Loss),Net	1	(38)	1	(8)	(4)	257
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	22	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(1,232)	(13)	(33)	(115)	(57)	3
Realized Gains (Losses) on Investments, Net	(1,232)	(13)	(11)	(115)	(57)	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,508	803	345	224	348	524
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	4,276	790	334	109	291	527
Net Increase (Decrease) in Net Assets From Operations	$4,277	$ 752	$ 335	$ 101	$ 287	$ 784

See accompanying notes to financial statements(Continued)

32

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio
				(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 386	$ 160	$66	$3	$ 512	$ 300

Expenses:
Mortality and Expense Risk and Administrative Charges	143	61	48	1	137	213
Investment Income (Loss),Net	243	99	18	2	375	87
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	656	-	224	1	-	422
Realized Gains (Losses) on Sales of Investments, Net	(1,108)	(24)	1	-	55	(27)
Realized Gains (Losses) on Investments, Net	(452)	(24)	225	1	55	395
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,765	535	45	(6)	1,515	882
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,313	511	270	(5)	1,570	1,277
Net Increase (Decrease) in Net Assets From Operations	$1,556	$ 610	$ 288	$ (3)	$1,945	$1,364

See accompanying notes to financial statements(Continued)

33

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	PIMCO VIT StocksPLUS Growth and Income Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio
	(D)
Investment Income:
Dividends Reinvested in Fund Shares	$3	$1,010	$ -	$ -	$2	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	-	416	-	12	4	6
Investment Income (Loss),Net	3	594	-	(12)	(2)	(6)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	825	-	14	-	-
Realized Gains (Losses) on Sales of Investments, Net	(42)	143	-	(112)	(81)	(6)
Realized Gains (Losses) on Investments, Net	(42)	968	-	(98)	(81)	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	522	2	281	130	110
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6)	1,490	2	183	49	104
Net Increase (Decrease) in Net Assets From Operations	$ (3)	$2,084	$2	$ 171	$47	$98

See accompanying notes to financial statements(Continued)

34

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

	Templeton Foreign Securities Fund	Templeton Global Asset Allocation Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Growth and Income Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 418	$52	$1,214	$ 464	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	186	7	161	270	-	-
Investment Income (Loss),Net	232	45	1,053	194	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	477	8	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(364)	(76)	161	(1,307)	-	-
Realized Gains (Losses) on Investments, Net	113	(68)	161	(1,307)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,224	123	121	4,807	2	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,337	55	282	3,500	2	-
Net Increase (Decrease) in Net Assets From Operations	$3,569	$ 100	$1,335	$3,694	$2	$ -

See accompanying notes to financial statements(Continued)

35

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations
For the year ended December 31, 2009
(In thousands)

Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$17,311

Expenses:
Mortality and Expense Risk and Administrative Charges	11,272
Investment Income (Loss),Net	6,039
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6,364
Realized Gains (Losses) on Sales of Investments, Net	(31,183)
Realized Gains (Losses) on Investments, Net	(24,819)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	134,055
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	109,236
Net Increase (Decrease) in Net Assets From Operations	$ 115,275

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)

See accompanying notes to financial statements

36

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		Alger American Capital Appreciation Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(2)	$(5)	$-	$ 1	$(2)	$(3)
Realized Gains (Losses) on Investments, Net	(20)	(9)	(1)	1	(9)	(2)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	(158)	17	(31)	79	(120)
Net Increase (Decrease) in Net Assets
From Operations	32	(172)	16	(29)	68	(125)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(14)	(8)	-	-	-	-
Surrenders and Terminations	(19)	(51)	(21)	(6)	(12)	(3)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(33)	(59)	(21)	(6)	(12)	(3)
Increase (Decrease) in Net Assets	(1)	(231)	(5)	(35)	56	(128)
Net Assets at Beginning of Period	201	432	63	98	147	275
Net Assets at End of Period	$200	$201	$58	$63	$203	$147

See accompanying notes to financial statements(Continued)

37

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio		Alger American SmallCap Growth Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1)	$(3)	$(1)	$(1)	$-	$-
Realized Gains (Losses) on Investments, Net	(47)	(11)	(9)	20	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	95	(105)	23	(65)	-	(1)
Net Increase (Decrease) in Net Assets
From Operations	47	(119)	13	(46)	-	(1)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(6)	-	-	-	-
Surrenders and Terminations	(55)	(25)	(9)	(7)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(55)	(31)	(9)	(7)	-	-
Increase (Decrease) in Net Assets	(8)	(150)	4	(53)	-	(1)
Net Assets at Beginning of Period	129	279	32	85	1	2
Net Assets at End of Period	$121	$129	$36	$32	$ 1	$ 1

See accompanying notes to financial statements(Continued)

38

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund
	2009	2008	2009 (B)	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (42)	$ (83)	$ 1	$-	$ (29)	$-
Realized Gains (Losses) on Investments, Net	(268)	320	-	-	5	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,718	(2,798)	-	-	90	-
Net Increase (Decrease) in Net Assets
From Operations	1,408	(2,561)	1	-	66	-

Contract Transactions-All Products
Purchase Payments	708	2,036	222	-	913	-
Transfers Between Funds	6,652	(669)	6	-	6,678	-
Surrenders and Terminations	(196)	(233)	-	-	(387)	-
Rescissions	(83)	(118)	-	-	-	-
Bonus (Recapture)	2	32	2	-	13	-
Contract Maintenance Charge	(1)	(1)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	7,082	1,047	230	-	7,217	-
Increase (Decrease) in Net Assets	8,490	(1,514)	231	-	7,283	-
Net Assets at Beginning of Period	3,592	5,106	-	-	-	-
Net Assets at End of Period	$12,082	$ 3,592	$231	$-	$7,283	$-

See accompanying notes to financial statements(Continued)

39

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund
	2009	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (107)	$ (43)	$ (66)	$ (69)	$ (23)	$ (17)
Realized Gains (Losses) on Investments, Net	7	(78)	(720)	(586)	(155)	(86)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,418	(739)	1,771	(1,869)	715	(598)
Net Increase (Decrease) in Net Assets
From Operations	1,318	(860)	985	(2,524)	537	(701)

Contract Transactions-All Products
Purchase Payments	2,111	785	221	1,867	1,017	525
Transfers Between Funds	8,593	(207)	(4,923)	(792)	69	217
Surrenders and Terminations	(132)	(70)	(171)	(139)	(34)	(16)
Rescissions	(160)	(16)	(7)	(50)	(23)	(2)
Bonus (Recapture)	6	5	3	20	-	4
Contract Maintenance Charge	(1)	-	(1)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10,417	497	(4,878)	906	1,029	728
Increase (Decrease) in Net Assets	11,735	(363)	(3,893)	(1,618)	1,566	27
Net Assets at Beginning of Period	1,643	2,006	3,893	5,511	992	965
Net Assets at End of Period	$13,378	$ 1,643	$-	$ 3,893	$ 2,558	$992

See accompanying notes to financial statements(Continued)

40

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)
	AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund		AZL Davis NY Venture Fund
	2009	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (44)	$ (36)	$ (50)	$ (46)	$ (186)	$ (127)
Realized Gains (Losses) on Investments, Net	(107)	(37)	(3)	(90)	(392)	(40)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	686	(659)	982	(1,230)	4,112	(4,308)
Net Increase (Decrease) in Net Assets
From Operations	535	(732)	929	(1,366)	3,534	(4,475)

Contract Transactions-All Products
Purchase Payments	643	454	547	514	1,837	2,751
Transfers Between Funds	178	(416)	(2,823)	12	(614)	2,851
Surrenders and Terminations	(73)	(120)	(75)	(231)	(584)	(524)
Rescissions	(6)	(45)	(61)	(13)	(95)	(118)
Bonus (Recapture)	3	14	5	18	13	31
Contract Maintenance Charge	-	-	-	-	(3)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	745	(113)	(2,407)	300	554	4,989
Increase (Decrease) in Net Assets	1,280	(845)	(1,478)	(1,066)	4,088	514
Net Assets at Beginning of Period	1,538	2,383	1,478	2,544	11,038	10,524
Net Assets at End of Period	$ 2,818	$ 1,538	$-	$ 1,478	$15,126	$11,038

See accompanying notes to financial statements(Continued)

41

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (49)	$ (73)	$52	$ (15)	$33	$(7)
Realized Gains (Losses) on Investments, Net	(310)	121	(398)	325	(401)	(34)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,164	(2,019)	1,645	(3,356)	466	(466)
Net Increase (Decrease) in Net Assets
From Operations	805	(1,971)	1,299	(3,046)	98	(507)

Contract Transactions-All Products
Purchase Payments	370	445	599	774	279	899
Transfers Between Funds	(30)	(509)	45	(728)	(1,125)	10
Surrenders and Terminations	(313)	(262)	(210)	(413)	(23)	(51)
Rescissions	(7)	(10)	(103)	(37)	-	(6)
Bonus (Recapture)	9	5	-	5	3	11
Contract Maintenance Charge	(1)	(1)	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	28	(332)	330	(400)	(866)	863
Increase (Decrease) in Net Assets	833	(2,303)	1,629	(3,446)	(768)	356
Net Assets at Beginning of Period	2,574	4,877	4,844	8,290	768	412
Net Assets at End of Period	$ 3,407	$ 2,574	$ 6,473	$ 4,844	$-	$768

See accompanying notes to financial statements(Continued)

42

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund
	2009	2008	2009 (B)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (30)	$ (63)	$ 2	$-	$ (40)	$18
Realized Gains (Losses) on Investments, Net	(459)	(69)	-	-	127	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,994	(1,974)	4	-	4,082	(4,031)
Net Increase (Decrease) in Net Assets
From Operations	1,505	(2,106)	6	-	4,169	(4,009)

Contract Transactions-All Products
Purchase Payments	1,460	1,896	703	-	8,121	7,225
Transfers Between Funds	(482)	48	11	-	1,794	(386)
Surrenders and Terminations	(191)	(216)	-	-	(756)	(700)
Rescissions	(91)	(68)	-	-	(375)	(305)
Bonus (Recapture)	9	26	-	-	84	104
Contract Maintenance Charge	(1)	(1)	-	-	(3)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	704	1,685	714	-	8,865	5,937
Increase (Decrease) in Net Assets	2,209	(421)	720	-	13,034	1,928
Net Assets at Beginning of Period	4,949	5,370	-	-	12,245	10,317
Net Assets at End of Period	$ 7,158	$ 4,949	$720	$-	$25,279	$12,245

See accompanying notes to financial statements(Continued)

43

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Fusion Conservative Fund		AZL Fusion Growth Fund		AZL Fusion Moderate Fund
	2009 (B)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 2	$-	$ (19)	$ (220)	$ (82)	$16
Realized Gains (Losses) on Investments, Net	-	-	(464)	986	(44)	346
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	7,059	(13,301)	6,813	(8,799)
Net Increase (Decrease) in Net Assets
From Operations	2	-	6,576	(12,535)	6,687	(8,437)

Contract Transactions-All Products
Purchase Payments	62	-	2,979	10,517	15,844	7,788
Transfers Between Funds	88	-	(1,025)	(614)	1,291	(1,196)
Surrenders and Terminations	(1)	-	(1,542)	(1,089)	(591)	(902)
Rescissions	-	-	(66)	(352)	(238)	(694)
Bonus (Recapture)	3	-	33	151	148	97
Contract Maintenance Charge	-	-	(5)	(4)	(4)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	152	-	374	8,609	16,450	5,090
Increase (Decrease) in Net Assets	154	-	6,950	(3,926)	23,137	(3,347)
Net Assets at Beginning of Period	-	-	20,841	24,767	17,811	21,158
Net Assets at End of Period	$154	$-	$27,791	$20,841	$40,948	$17,811

See accompanying notes to financial statements(Continued)

44

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund
	2009 (B)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(8)	$-	$69	$ (75)	$ (81)	$ (56)
Realized Gains (Losses) on Investments, Net	(1)	-	(1,921)	(34)	(162)	475
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11)	-	2,339	(2,498)	1,351	(2,380)
Net Increase (Decrease) in Net Assets
From Operations	(20)	-	487	(2,607)	1,108	(1,961)

Contract Transactions-All Products
Purchase Payments	63	-	92	330	363	848
Transfers Between Funds	2,030	-	(2,550)	(214)	2,309	(213)
Surrenders and Terminations	(7)	-	(72)	(208)	(152)	(195)
Rescissions	-	-	-	(62)	(8)	(108)
Bonus (Recapture)	-	-	1	6	1	5
Contract Maintenance Charge	-	-	(1)	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,086	-	(2,530)	(149)	2,512	336
Increase (Decrease) in Net Assets	2,066	-	(2,043)	(2,756)	3,620	(1,625)
Net Assets at Beginning of Period	-	-	2,043	4,799	3,215	4,840
Net Assets at End of Period	$ 2,066	$-	$-	$ 2,043	$ 6,835	$ 3,215

See accompanying notes to financial statements(Continued)

45

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund		AZL Moderate Index Strategy Fund
	2009	2008 (H)	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$ (50)	$ (172)	$ (90)	$ (27)	$-
Realized Gains (Losses) on Investments, Net	-	(959)	(189)	(90)	2	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(437)	3,377	(2,362)	125	-
Net Increase (Decrease) in Net Assets
From Operations	-	(1,446)	3,016	(2,542)	100	-

Contract Transactions-All Products
Purchase Payments	-	191	1,540	1,706	1,006	-
Transfers Between Funds	-	(1,791)	2,926	1,942	6,296	-
Surrenders and Terminations	-	(289)	(482)	(173)	(21)	-
Rescissions	-	-	(189)	(124)	-	-
Bonus (Recapture)	-	8	12	28	1	-
Contract Maintenance Charge	-	-	(1)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(1,881)	3,806	3,378	7,282	-
Increase (Decrease) in Net Assets	-	(3,327)	6,822	836	7,382	-
Net Assets at Beginning of Period	-	3,327	4,552	3,716	-	-
Net Assets at End of Period	$-	$-	$11,374	$ 4,552	$7,382	$-

See accompanying notes to financial statements(Continued)

46

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Money Market Fund		AZL NACM International Fund		AZL OCC Growth Fund
	2009	2008	2009 (E)	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(1,025)	$36	$70	$ 6	$-	$-
Realized Gains (Losses) on Investments, Net	-	-	(57)	(26)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	141	(138)	-	-
Net Increase (Decrease) in Net Assets
From Operations	(1,025)	36	154	(158)	-	-

Contract Transactions-All Products
Purchase Payments	24,061	23,610	236	440	1	-
Transfers Between Funds	(25,621)	20,984	(841)	114	5	-
Surrenders and Terminations	(7,129)	(8,421)	(8)	-	-	-
Rescissions	(1,198)	(2,253)	-	(26)	-	-
Bonus (Recapture)	322	332	-	2	-	-
Contract Maintenance Charge	(12)	(4)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9,577)	34,248	(613)	530	6	-
Increase (Decrease) in Net Assets	(10,602)	34,284	(459)	372	6	-
Net Assets at Beginning of Period	54,199	19,915	459	87	-	-
Net Assets at End of Period	$43,597	$54,199	$-	$459	$ 6	$-

See accompanying notes to financial statements(Continued)

47

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL OCC Opportunity Fund		AZL OCC Value Fund		AZL Oppenheimer Global Fund
	2009	2008	2009	2008 (H)	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (82)	$ (68)	$-	$68	$40	$ (99)
Realized Gains (Losses) on Investments, Net	(385)	(5)	-	(4,859)	(847)	190
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,735	(1,728)	-	489	2,563	(3,332)
Net Increase (Decrease) in Net Assets
From Operations	1,268	(1,801)	-	(4,302)	1,756	(3,241)

Contract Transactions-All Products
Purchase Payments	302	615	-	244	733	1,456
Transfers Between Funds	1,590	(168)	-	(3,060)	(6,958)	(361)
Surrenders and Terminations	(241)	(245)	-	(466)	(143)	(201)
Rescissions	(21)	(14)	-	(87)	(11)	(108)
Bonus (Recapture)	2	11	-	-	4	20
Contract Maintenance Charge	(1)	-	-	(1)	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,631	199	-	(3,370)	(6,376)	805
Increase (Decrease) in Net Assets	2,899	(1,602)	-	(7,672)	(4,620)	(2,436)
Net Assets at Beginning of Period	2,323	3,925	-	7,672	4,620	7,056
Net Assets at End of Period	$ 5,222	$ 2,323	$-	$-	$-	$ 4,620

See accompanying notes to financial statements(Continued)

48

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund		AZL S&P 500 Index Fund
	2009 (E)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$52	$ (56)	$272	$(8)	$ (135)	$ (49)
Realized Gains (Losses) on Investments, Net	(818)	246	(114)	(10)	(322)	(202)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,463	(3,195)	128	(123)	2,281	(1,691)
Net Increase (Decrease) in Net Assets
From Operations	1,697	(3,005)	286	(141)	1,824	(1,942)

Contract Transactions-All Products
Purchase Payments	1,034	1,951	281	353	2,193	1,953
Transfers Between Funds	(6,391)	(363)	(1,246)	390	4,741	4,647
Surrenders and Terminations	(138)	(302)	(38)	(10)	(203)	(153)
Rescissions	(73)	(28)	(13)	(21)	(201)	(22)
Bonus (Recapture)	5	23	7	12	18	19
Contract Maintenance Charge	(1)	(1)	-	-	(2)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,564)	1,280	(1,009)	724	6,546	6,443
Increase (Decrease) in Net Assets	(3,867)	(1,725)	(723)	583	8,370	4,501
Net Assets at Beginning of Period	3,867	5,592	723	140	5,205	704
Net Assets at End of Period	$-	$ 3,867	$-	$723	$13,575	$ 5,205

See accompanying notes to financial statements(Continued)

49

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Schroder International Small Cap Fund
	2009	2008	2009	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (19)	$(2)	$ (213)	$ (104)	$10	$ 2
Realized Gains (Losses) on Investments, Net	60	8	(113)	(79)	44	(50)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	910	187	5,023	(3,546)	341	(325)
Net Increase (Decrease) in Net Assets
From Operations	951	193	4,697	(3,729)	395	(373)

Contract Transactions-All Products
Purchase Payments	-	-	926	1,960	256	652
Transfers Between Funds	(9)	1,231	3,862	(6,437)	(1,214)	96
Surrenders and Terminations	(118)	(23)	(478)	(238)	(129)	(15)
Rescissions	-	-	(113)	(62)	-	(24)
Bonus (Recapture)	-	-	7	37	3	12
Contract Maintenance Charge	(1)	-	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(128)	1,208	4,202	(4,741)	(1,084)	721
Increase (Decrease) in Net Assets	823	1,401	8,899	(8,470)	(689)	348
Net Assets at Beginning of Period	1,424	23	5,296	13,766	689	341
Net Assets at End of Period	$ 2,247	$ 1,424	$14,195	$ 5,296	$-	$689

See accompanying notes to financial statements(Continued)

50

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund		AZL TargetPLUS Equity Fund
	2009	2008	2009 (E)	2008	2009 (E)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (89)	$ (17)	$87	$ (16)	$44	$ (30)
Realized Gains (Losses) on Investments, Net	(208)	(174)	822	(29)	(389)	(186)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,205	(1,220)	227	(220)	728	(698)
Net Increase (Decrease) in Net Assets
From Operations	908	(1,411)	1,136	(265)	383	(914)

Contract Transactions-All Products
Purchase Payments	672	891	4,114	1,487	566	1,122
Transfers Between Funds	812	3,238	(6,766)	(81)	(1,909)	(833)
Surrenders and Terminations	(242)	(57)	(30)	(2)	-	(24)
Rescissions	(30)	(15)	(22)	(4)	(13)	(6)
Bonus (Recapture)	5	11	38	29	11	4
Contract Maintenance Charge	(1)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,216	4,068	(2,666)	1,429	(1,345)	263
Increase (Decrease) in Net Assets	2,124	2,657	(1,530)	1,164	(962)	(651)
Net Assets at Beginning of Period	3,120	463	1,530	366	962	1,613
Net Assets at End of Period	$ 5,244	$ 3,120	$-	$ 1,530	$-	$962

See accompanying notes to financial statements(Continued)

51

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund		AZL Turner Quantitative Small Cap Growth Fund
	2009 (E)	2008	2009 (E)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$62	$ (40)	$62	$ (27)	$ (29)	$ (22)
Realized Gains (Losses) on Investments, Net	(586)	(63)	(48)	(51)	(80)	156
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,115	(1,099)	527	(519)	472	(661)
Net Increase (Decrease) in Net Assets
From Operations	591	(1,202)	541	(597)	363	(527)

Contract Transactions-All Products
Purchase Payments	511	2,878	569	2,219	318	428
Transfers Between Funds	(3,299)	(73)	(2,847)	(35)	74	64
Surrenders and Terminations	(196)	(51)	-	(31)	(13)	(19)
Rescissions	(65)	(86)	-	(189)	(21)	(18)
Bonus (Recapture)	3	41	1	42	4	8
Contract Maintenance Charge	(1)	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,047)	2,709	(2,277)	2,006	362	463
Increase (Decrease) in Net Assets	(2,456)	1,507	(1,736)	1,409	725	(64)
Net Assets at Beginning of Period	2,456	949	1,736	327	888	952
Net Assets at End of Period	$-	$ 2,456	$-	$ 1,736	$ 1,613	$888

See accompanying notes to financial statements(Continued)

52

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund		AZL Van Kampen Growth and Income Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$20	$10	$ (26)	$(8)	$10	$(7)
Realized Gains (Losses) on Investments, Net	(35)	12	(175)	(164)	(291)	61
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,265	(561)	1,466	(865)	1,038	(1,485)
Net Increase (Decrease) in Net Assets
From Operations	1,250	(539)	1,265	(1,037)	757	(1,431)

Contract Transactions-All Products
Purchase Payments	4,862	1,365	483	723	693	685
Transfers Between Funds	32	(167)	2,121	(158)	(52)	(112)
Surrenders and Terminations	(201)	(76)	(185)	(48)	(188)	(562)
Rescissions	(2)	(12)	(31)	(10)	(31)	(16)
Bonus (Recapture)	27	25	3	15	8	5
Contract Maintenance Charge	-	-	(1)	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,718	1,135	2,390	522	429	(1)
Increase (Decrease) in Net Assets	5,968	596	3,655	(515)	1,186	(1,432)
Net Assets at Beginning of Period	2,372	1,776	1,462	1,977	2,990	4,422
Net Assets at End of Period	$ 8,340	$ 2,372	$ 5,117	$ 1,462	$ 4,176	$ 2,990

See accompanying notes to financial statements(Continued)

53

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2009	2008	2009	2008	2009	2008 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$307	$ (24)	$ (193)	$ (162)	$87	$50
Realized Gains (Losses) on Investments, Net	(268)	262	(471)	2	104	(91)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,138	(2,407)	4,291	(5,814)	1,873	(147)
Net Increase (Decrease) in Net Assets
From Operations	1,177	(2,169)	3,627	(5,974)	2,064	(188)

Contract Transactions-All Products
Purchase Payments	444	1,259	1,193	2,280	15,193	3,370
Transfers Between Funds	6,908	(738)	1,769	(7,497)	1,943	(42)
Surrenders and Terminations	(434)	(218)	(313)	(405)	(32)	(44)
Rescissions	(22)	(135)	(122)	(75)	(320)	(259)
Bonus (Recapture)	5	8	6	40	178	16
Contract Maintenance Charge	(1)	(1)	(2)	(1)	(1)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	6,900	175	2,531	(5,658)	16,961	3,041
Increase (Decrease) in Net Assets	8,077	(1,994)	6,158	(11,632)	19,025	2,853
Net Assets at Beginning of Period	4,973	6,967	5,843	17,475	2,853	-
Net Assets at End of Period	$13,050	$ 4,973	$12,001	$ 5,843	$21,878	$ 2,853

See accompanying notes to financial statements(Continued)

54

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio
	2009	2008	2009	2008	2009	2008 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (23)	$ (37)	$(3)	$(6)	$-	$ (29)
Realized Gains (Losses) on Investments, Net	(81)	(189)	(13)	17	-	123
Net Change in Unrealized Appreciation
(Depreciation) on Investments	697	(753)	78	(275)	-	(115)
Net Increase (Decrease) in Net Assets
From Operations	593	(979)	62	(264)	-	(21)

Contract Transactions-All Products
Purchase Payments	495	433	5	1	-	28
Transfers Between Funds	47	133	(34)	(27)	-	(3,318)
Surrenders and Terminations	(54)	(270)	(34)	(156)	-	(123)
Rescissions	(60)	(10)	-	-	-	(18)
Bonus (Recapture)	4	4	-	-	-	(1)
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	432	290	(63)	(182)	-	(3,432)
Increase (Decrease) in Net Assets	1,025	(689)	(1)	(446)	-	(3,453)
Net Assets at Beginning of Period	1,206	1,895	273	719	-	3,453
Net Assets at End of Period	$ 2,231	$1,206	$272	$273	$-	$-

See accompanying notes to financial statements(Continued)

55

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Dreyfus Stock Index Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	2009	2008 (G)	2009 (C)	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$ (33)	$(4)	$ (163)	$573	$455
Realized Gains (Losses) on Investments, Net	-	402	(7,046)	(1,239)	(1,727)	598
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(1,084)	7,519	(6,182)	4,635	(10,749)
Net Increase (Decrease) in Net Assets
From Operations	-	(715)	469	(7,584)	3,481	(9,696)

Contract Transactions-All Products
Purchase Payments	-	30	79	692	10	57
Transfers Between Funds	-	(4,073)	(7,574)	(2,586)	(279)	(1,457)
Surrenders and Terminations	-	(500)	(481)	(1,454)	(1,675)	(2,802)
Rescissions	-	-	-	(76)	-	-
Bonus (Recapture)	-	1	1	23	-	3
Contract Maintenance Charge	-	(1)	(2)	(9)	(12)	(13)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(4,543)	(7,977)	(3,410)	(1,956)	(4,212)
Increase (Decrease) in Net Assets	-	(5,258)	(7,508)	(10,994)	1,525	(13,908)
Net Assets at Beginning of Period	-	5,258	7,508	18,502	15,825	29,733
Net Assets at End of Period	$-	$-	$-	$ 7,508	$17,350	$15,825

See accompanying notes to financial statements(Continued)

56

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$436	$714	$ 2,379	$ 1,458	$(5)	$ (18)
Realized Gains (Losses) on Investments, Net	(790)	(721)	(1,200)	260	(321)	310
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,147	(2,058)	9,671	(15,833)	1,601	(3,409)
Net Increase (Decrease) in Net Assets
From Operations	2,793	(2,065)	10,850	(14,115)	1,275	(3,117)

Contract Transactions-All Products
Purchase Payments	2,178	979	2,271	7,911	24	49
Transfers Between Funds	1,929	(1,270)	(193)	(800)	(201)	(524)
Surrenders and Terminations	(839)	(1,136)	(2,822)	(5,231)	(429)	(926)
Rescissions	(102)	(13)	(63)	(605)	-	-
Bonus (Recapture)	11	15	17	48	1	1
Contract Maintenance Charge	(4)	(3)	(16)	(15)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,173	(1,428)	(806)	1,308	(608)	(1,403)
Increase (Decrease) in Net Assets	5,966	(3,493)	10,044	(12,807)	667	(4,520)
Net Assets at Beginning of Period	6,062	9,555	32,473	45,280	5,145	9,665
Net Assets at End of Period	$12,028	$ 6,062	$42,517	$32,473	$ 5,812	$ 5,145

See accompanying notes to financial statements(Continued)

57

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	2009 (C)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (18)	$ 8	$459	$ (37)	$(4)	$85
Realized Gains (Losses) on Investments, Net	-	-	(1,106)	1,393	(335)	729
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(4)	1,317	(5,280)	2,702	(8,721)
Net Increase (Decrease) in Net Assets
From Operations	(18)	4	670	(3,924)	2,363	(7,907)

Contract Transactions-All Products
Purchase Payments	-	-	14	20	30	56
Transfers Between Funds	(4,397)	(1)	(145)	(724)	(473)	(1,445)
Surrenders and Terminations	(564)	(442)	(428)	(925)	(1,964)	(3,203)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	1	1	1
Contract Maintenance Charge	-	(2)	(2)	(3)	(11)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,961)	(445)	(561)	(1,631)	(2,417)	(4,603)
Increase (Decrease) in Net Assets	(4,979)	(441)	109	(5,555)	(54)	(12,510)
Net Assets at Beginning of Period	4,979	5,420	4,664	10,219	18,443	30,953
Net Assets at End of Period	$-	$ 4,979	$ 4,773	$ 4,664	$18,389	$18,443

See accompanying notes to financial statements(Continued)

58

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(3)	$ (19)	$ (60)	$ (87)	$37	$93
Realized Gains (Losses) on Investments, Net	27	284	(241)	618	(457)	39
Net Change in Unrealized Appreciation
(Depreciation) on Investments	417	(1,179)	1,592	(3,373)	2,787	(2,526)
Net Increase (Decrease) in Net Assets
From Operations	441	(914)	1,291	(2,842)	2,367	(2,394)

Contract Transactions-All Products
Purchase Payments	5	16	26	45	1,744	8,217
Transfers Between Funds	(190)	(233)	(113)	(480)	(569)	(57)
Surrenders and Terminations	(121)	(289)	(372)	(636)	(209)	(242)
Rescissions	-	-	-	-	(70)	(112)
Bonus (Recapture)	-	-	1	1	12	170
Contract Maintenance Charge	(1)	(1)	(3)	(3)	(1)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(307)	(507)	(461)	(1,073)	907	7,976
Increase (Decrease) in Net Assets	134	(1,421)	830	(3,915)	3,274	5,582
Net Assets at Beginning of Period	1,693	3,114	3,420	7,335	7,016	1,434
Net Assets at End of Period	$ 1,827	$ 1,693	$ 4,250	$ 3,420	$10,290	$ 7,016

See accompanying notes to financial statements(Continued)

59

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio
	2009	2008	2009	2008	2009 (C)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$568	$768	$294	$249	$-	$-
Realized Gains (Losses) on Investments, Net	213	3	(156)	(6)	(2)	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(404)	643	(210)	46	2	(7)
Net Increase (Decrease) in Net Assets
From Operations	377	1,414	(72)	289	-	(5)

Contract Transactions-All Products
Purchase Payments	3,327	2,547	813	1,640	-	-
Transfers Between Funds	1,264	2,058	(741)	(279)	(7)	-
Surrenders and Terminations	(2,668)	(3,828)	(630)	(435)	-	-
Rescissions	(166)	(133)	(27)	(63)	-	-
Bonus (Recapture)	31	26	11	36	-	-
Contract Maintenance Charge	(12)	(11)	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,776	659	(576)	898	(7)	-
Increase (Decrease) in Net Assets	2,153	2,073	(648)	1,187	(7)	(5)
Net Assets at Beginning of Period	25,009	22,936	5,768	4,581	7	12
Net Assets at End of Period	$27,162	$25,009	$ 5,120	$ 5,768	$-	$ 7

See accompanying notes to financial statements(Continued)

60

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		Jennison 20/20 Focus Portfolio		JPMIT International Equity Fund
	2009 (C)	2008	2009	2008 (G)	2009 (A)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$-	$-	$ (25)	$-	$-
Realized Gains (Losses) on Investments, Net	(3)	-	-	183	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	(5)	-	(332)	3	-
Net Increase (Decrease) in Net Assets
From Operations	-	(5)	-	(174)	3	-

Contract Transactions-All Products
Purchase Payments	-	-	-	61	-	-
Transfers Between Funds	(9)	-	-	(1,339)	7	-
Surrenders and Terminations	-	(1)	-	(87)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9)	(1)	-	(1,365)	7	-
Increase (Decrease) in Net Assets	(9)	(6)	-	(1,539)	10	-
Net Assets at Beginning of Period	9	15	-	1,539	-	-
Net Assets at End of Period	$-	$ 9	$-	$-	$10	$-

See accompanying notes to financial statements(Continued)

61

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2009 (A)	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$-	$-	$ (131)	$87	$ 1	$264
Realized Gains (Losses) on Investments, Net	-	-	120	905	(1,232)	607
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3	-	3,551	(7,529)	5,508	(11,677)
Net Increase (Decrease) in Net Assets
From Operations	3	-	3,540	(6,537)	4,277	(10,806)

Contract Transactions-All Products
Purchase Payments	-	-	2,105	4,068	1,587	5,263
Transfers Between Funds	9	-	289	(707)	(1,152)	(1,211)
Surrenders and Terminations	-	-	(949)	(1,248)	(1,249)	(2,133)
Rescissions	-	-	(172)	(363)	(113)	(319)
Bonus (Recapture)	-	-	12	47	5	55
Contract Maintenance Charge	-	-	(6)	(5)	(7)	(6)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9	-	1,279	1,792	(929)	1,649
Increase (Decrease) in Net Assets	12	-	4,819	(4,745)	3,348	(9,157)
Net Assets at Beginning of Period	-	-	16,038	20,783	18,799	27,956
Net Assets at End of Period	$12	$-	$20,857	$16,038	$22,147	$18,799

See accompanying notes to financial statements(Continued)

62

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ (38)	$ (18)	$ 1	$(8)	$(8)	$28
Realized Gains (Losses) on Investments, Net	(13)	50	(11)	117	(115)	(72)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	803	(544)	345	(888)	224	(430)
Net Increase (Decrease) in Net Assets
From Operations	752	(512)	335	(779)	101	(474)

Contract Transactions-All Products
Purchase Payments	929	763	1	4	-	-
Transfers Between Funds	754	90	38	(250)	1	257
Surrenders and Terminations	(74)	(39)	(125)	(182)	(22)	(44)
Rescissions	(17)	(26)	-	-	-	-
Bonus (Recapture)	9	13	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,601	801	(86)	(428)	(21)	213
Increase (Decrease) in Net Assets	2,353	289	249	(1,207)	80	(261)
Net Assets at Beginning of Period	1,107	818	953	2,160	402	663
Net Assets at End of Period	$ 3,460	$ 1,107	$ 1,202	$953	$482	$402

See accompanying notes to financial statements(Continued)

63

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(4)	$ (11)	$257	$114	$243	$135
Realized Gains (Losses) on Investments, Net	(57)	115	3	(72)	(452)	(2,527)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	348	(994)	524	(552)	1,765	(2,343)
Net Increase (Decrease) in Net Assets
From Operations	287	(890)	784	(510)	1,556	(4,735)

Contract Transactions-All Products
Purchase Payments	6	2	2,153	1,246	997	2,917
Transfers Between Funds	(39)	(56)	461	234	3,017	2,875
Surrenders and Terminations	(98)	(85)	(140)	(219)	(225)	(236)
Rescissions	-	-	(23)	(222)	(116)	(93)
Bonus (Recapture)	-	-	9	15	2	57
Contract Maintenance Charge	-	-	(1)	-	(1)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(131)	(139)	2,459	1,054	3,674	5,519
Increase (Decrease) in Net Assets	156	(1,029)	3,243	544	5,230	784
Net Assets at Beginning of Period	1,280	2,309	2,737	2,193	2,930	2,146
Net Assets at End of Period	$ 1,436	$ 1,280	$ 5,980	$ 2,737	$ 8,160	$ 2,930

See accompanying notes to financial statements(Continued)

64

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2009	2008	2009	2008	2009 (B)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$99	$67	$18	$19	$ 2	$-
Realized Gains (Losses) on Investments, Net	(24)	24	225	(59)	1	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	535	(381)	45	(92)	(6)	-
Net Increase (Decrease) in Net Assets
From Operations	610	(290)	288	(132)	(3)	-

Contract Transactions-All Products
Purchase Payments	1,848	594	829	871	622	-
Transfers Between Funds	1,432	(68)	111	(12)	176	-
Surrenders and Terminations	(221)	(35)	(172)	(56)	-	-
Rescissions	(35)	(2)	(29)	(5)	-	-
Bonus (Recapture)	8	11	8	15	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	3,032	500	747	813	798	-
Increase (Decrease) in Net Assets	3,642	210	1,035	681	795	-
Net Assets at Beginning of Period	1,445	1,235	1,686	1,005	-	-
Net Assets at End of Period	$ 5,087	$ 1,445	$2,721	$ 1,686	$795	$-

See accompanying notes to financial statements(Continued)

65

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2009	2008	2009	2008	2009 (D)	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$375	$163	$87	$103	$ 3	$ 8
Realized Gains (Losses) on Investments, Net	55	(108)	395	(162)	(42)	(5)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,515	(842)	882	(800)	36	(70)
Net Increase (Decrease) in Net Assets
From Operations	1,945	(787)	1,364	(859)	(3)	(67)

Contract Transactions-All Products
Purchase Payments	1,612	561	2,403	3,332	-	1
Transfers Between Funds	3,412	(104)	1,223	(778)	(68)	(29)
Surrenders and Terminations	(437)	(311)	(768)	(367)	(1)	(26)
Rescissions	(11)	(27)	(140)	(384)	-	-
Bonus (Recapture)	16	7	23	39	-	-
Contract Maintenance Charge	(1)	(1)	(2)	(1)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,591	125	2,739	1,841	(69)	(54)
Increase (Decrease) in Net Assets	6,536	(662)	4,103	982	(72)	(121)
Net Assets at Beginning of Period	2,528	3,190	7,378	6,396	72	193
Net Assets at End of Period	$ 9,064	$2,528	$11,481	$7,378	$-	$72

See accompanying notes to financial statements(Continued)

66

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$594	$309	$-	$-	$ (12)	$ (18)
Realized Gains (Losses) on Investments, Net	968	280	-	-	(98)	233
Net Change in Unrealized Appreciation
(Depreciation) on Investments	522	(252)	2	(3)	281	(710)
Net Increase (Decrease) in Net Assets
From Operations	2,084	337	2	(3)	171	(495)

Contract Transactions-All Products
Purchase Payments	8,472	6,292	-	-	2	2
Transfers Between Funds	5,719	(268)	-	-	(46)	(444)
Surrenders and Terminations	(1,006)	(1,414)	-	-	(61)	(53)
Rescissions	(136)	(1,258)	-	-	-	-
Bonus (Recapture)	99	44	-	-	-	-
Contract Maintenance Charge	(3)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,145	3,394	-	-	(105)	(495)
Increase (Decrease) in Net Assets	15,229	3,731	2	(3)	66	(990)
Net Assets at Beginning of Period	12,759	9,028	5	8	589	1,579
Net Assets at End of Period	$27,988	$12,759	$ 7	$ 5	$655	$589

See accompanying notes to financial statements(Continued)

67

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$(2)	$(2)	$(6)	$(7)	$-	$58
Realized Gains (Losses) on Investments, Net	(81)	29	(6)	27	-	(1,489)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	130	(296)	110	(161)	-	(3,701)
Net Increase (Decrease) in Net Assets
From Operations	47	(269)	98	(141)	-	(5,132)

Contract Transactions-All Products
Purchase Payments	-	8	1	1	-	39
Transfers Between Funds	(38)	25	2	41	-	(4,225)
Surrenders and Terminations	(15)	(75)	(3)	(25)	-	(569)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	1
Contract Maintenance Charge	-	-	-	-	-	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(53)	(42)	-	17	-	(4,756)
Increase (Decrease) in Net Assets	(6)	(311)	98	(124)	-	(9,888)
Net Assets at Beginning of Period	218	529	246	370	-	9,888
Net Assets at End of Period	$212	$218	$344	$246	$-	$-

See accompanying notes to financial statements(Continued)

68

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$232	$163	$45	$62	$ 1,053	$303
Realized Gains (Losses) on Investments, Net	113	1,853	(68)	63	161	(779)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,224	(10,265)	123	(316)	121	(6)
Net Increase (Decrease) in Net Assets
From Operations	3,569	(8,249)	100	(191)	1,335	(482)

Contract Transactions-All Products
Purchase Payments	48	124	-	-	3,077	4,106
Transfers Between Funds	(201)	(516)	(7)	-	1,448	(732)
Surrenders and Terminations	(1,085)	(1,883)	(78)	(54)	(966)	(486)
Rescissions	-	(39)	-	-	(89)	(298)
Bonus (Recapture)	3	3	-	-	13	61
Contract Maintenance Charge	(7)	(8)	-	-	(3)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,242)	(2,319)	(85)	(54)	3,480	2,649
Increase (Decrease) in Net Assets	2,327	(10,568)	15	(245)	4,815	2,167
Net Assets at Beginning of Period	11,026	21,594	536	781	6,613	4,446
Net Assets at End of Period	$13,353	$11,026	$551	$536	$11,428	$ 6,613

See accompanying notes to financial statements(Continued)

69

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Templeton Growth Securities Fund		Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$194	$ 3	$-	$-	$-	$-
Realized Gains (Losses) on Investments, Net	(1,307)	355	-	-	-	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,807	(10,395)	2	(3)	-	(3)
Net Increase (Decrease) in Net Assets
From Operations	3,694	(10,037)	2	(3)	-	(1)

Contract Transactions-All Products
Purchase Payments	733	4,047	-	-	-	-
Transfers Between Funds	(1,074)	(997)	-	-	-	-
Surrenders and Terminations	(1,187)	(1,941)	-	-	-	(14)
Rescissions	(39)	(318)	-	-	-	-
Bonus (Recapture)	2	44	-	-	-	-
Contract Maintenance Charge	(6)	(7)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,571)	828	-	-	-	(14)
Increase (Decrease) in Net Assets	2,123	(9,209)	2	(3)	-	(15)
Net Assets at Beginning of Period	13,480	22,689	2	5	-	15
Net Assets at End of Period	$15,603	$13,480	$ 4	$ 2	$-	$-

See accompanying notes to financial statements(Continued)

70

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets
For the year ended December 31, 2009 and 2008
(In thousands)

	Total All Funds
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss),Net	$ 6,039	$ 3,584
Realized Gains (Losses) on Investments, Net	(24,819)	(2,386)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	134,055	(197,851)
Net Increase (Decrease) in Net Assets
From Operations	115,275	(196,653)

Contract Transactions-All Products
Purchase Payments	139,787	150,515
Transfers Between Funds	(4,127)	(15,327)
Surrenders and Terminations	(38,760)	(51,715)
Rescissions	(5,229)	(9,982)
Bonus (Recapture)	1,307	2,023
Contract Maintenance Charge	(158)	(141)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	92,820	75,373
Increase (Decrease) in Net Assets	208,095	(121,280)
Net Assets at Beginning of Period	450,908	572,188
Net Assets at End of Period	$659,003	$450,908

(A) Period from April 23, 2009 (fund commencement) to December 31, 2009
(B) Period from October 23, 2009 (fund commencement) to December 31, 2009
(C) Period from January 1, 2009 through April 23, 2009 (fund termination)
(D) Period from January 1, 2009 through July 17, 2009 (fund termination)
(E) Period from January 1, 2009 through October 23, 2009 (fund termination)
(F) Period from May 1, 2008 (fund commencement) to December 31, 2008
(G) Period from January 1, 2008 through September 20, 2008 (fund termination)
(H) Period from January 1, 2008 through November 21, 2008 (fund termination)

See accompanying notes to financial statements

71

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

1.	ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).The Variable Account was established by Allianz Life of New York on February 26, 1988 and commenced operations September 6, 1991.Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts invest, at net asset values, in one or more of select funds of AIM Variable Insurance Funds, Inc.; The Alger American Fund;Allianz Investment Management, LLC; BlackRock Advisors, Inc.; Davis Variable Account Fund, Inc.; Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds); J.P. Morgan Series Trust II; OpCap Advisors, LLC; Oppenheimer Variable Account Funds; Pacific Investment Management Company; Prudential Investments Fund Management, LLC; Seligman Portfolios, Inc., LLC; Van Kampen Life Investment Trust , in accordance with the selection made by the contract owner. Not all funds are available as investment options for the products, which comprise the Variable Account.The investment advisers and specialist manager for each funds are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
AIM V.I. Capital Appreciation Fund	Invesco AIM Advisors, Inc.	N/A
AIM V.I. Core Equity Fund	Invesco AIM Advisors, Inc.	N/A
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL AIM International Equity Fund * †	Allianz Investment Management, LLC	Invesco Aim Capital Management, Inc.
AZL Allianz Global Investors Select Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Balanced Index Strategy Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Advisors, LLC
AZL Columbia Small Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Founders Asset Management, LLC
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Managers
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Conservative Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	MFS Investment Managament
AZL Moderate Index Strategy Fund * †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Institutional Management Corporation
AZL OCC Growth Fund * †	Allianz Investment Management, LLC	Oppenheimer Capital, LLC
AZL OCC Opportunity Fund * †	Allianz Investment Management, LLC	Oppenheimer Capital, LLC
AZL S&P 500 Index Fund †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Turner Quantitative Small Cap Growth Fund †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Global Real Estate Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen International Equity Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.
AZL Van Kampen Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Van Kampen Asset Management, Inc.

(Continued)

72

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Fund	Investment Adviser	Specialist Manager/Adviser
BlackRock Global Allocations V.I. Fund	BlackRock Investment Management, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, LP	N/A
Davis VA Value Portfolio	Davis Selected Advisers, LP	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Real Estate Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Franklin Zero Coupon Fund 2010	Franklin Advisers, Inc.	N/A
JPMIT International Equity Fund	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Investment Management Inc.	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
OpCap Mid Cap Portfolio †	Allianz Global Invsetors Fund Management LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co. Inc.	N/A
Seligman Small-Cap Value Portfolio	J & W Seligman & Co. Inc.	N/A
SP International Growth Portfolio *	Prudential Investments LLC	N/A
SP Strategic Partners Focused Growth Portfolio *	Prudential Investments LLC	N/A
Templeton Global Asset Allocation Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A
Van Kampen LIT Capital Growth Portfolio	Van Kampen Asset Management, Inc.	N/A

* Fund contains class 2 shares which assess 12b-1 fees.
† The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.Actual results could differ from those estimates.

(Continued)

73

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification or ASC). The Codification became the single source of authoritative nongovernmental GAAP, superseding existing FASB, American Institute of Certified Public Accountants (AICPA), Emerging Issues Task Force (EITF), and related literature. The Codification eliminates the previous GAAP hierarchy and establishes one level of authoritative GAAP. All other literature is considered non-authoritative. The guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Variable Account adopted the Codification as of December 31, 2009. There was no financial impact on the Consolidated Financial Statements. References to superseded GAAP guidance have been revised within disclosures to be consistent with Codification.

In May 2009 the FASB issued guidance on subsequent events accounting and disclosure (ASC 855). Under this guidance, the effects of events that occur subsequent to the balance sheet date should be evaluated through the date the financial statements are either issued or available to be issued. Subsequent events that provide additional evidence about conditions that existed at the balance sheet date should be recognized in an entity’s financial statements. Subsequent events that provide evidence about conditions that arose after the balance sheet date should be disclosed, but not recognized in an entity’s financial statements. The guidance is effective for interim and annual periods ending after June 15, 2009. The Variable Account adopted this guidance for the annual period ending December 31, 2009. There was no impact on the Consolidated Financial Statements.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.As of December 31, 2009, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.Therefore, all investments have been categorized as Level 1.The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Account investment option and a Dollar Cost Averaging Fixed Account investment option are available to deferred annuity contract owners.These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

74

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Available investment options, including the date the investment option became available for each product, as of December 31, 2009, are listed in the following table:

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Vision
AZL AIM International Equity Fund	5/1/2002	5/3/2004	3/19/2007	10/4/2002	N/A	5/1/2007
AZL Allianz Global Investors Select Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Davis NY Venture Fund	11/15/2001	5/3/2004	3/19/2007	3/8/2004	3/8/2004	5/1/2007
AZL Dreyfus Equity Growth Fund	11/15/2001	5/3/2004	3/19/2007	3/8/2004	3/8/2004	5/1/2007
AZL Eaton Vance Large Cap Value Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
AZL Franklin Small Cap Value Fund	5/1/2003	5/3/2004	3/19/2007	5/1/2003	N/A	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL International Index Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Moderate Index Strategy Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL Money Market Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
AZL OCC Growth Fund	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
AZL OCC Opportunity Fund	5/1/2002	5/3/2004	3/19/2007	10/4/2002	N/A	5/1/2007
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	3/19/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	5/1/2006	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	3/19/2007	5/1/2007	N/A	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
AZL Van Kampen Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Van Kampen Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
AZL Van Kampen Growth and Income Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
AZL Van Kampen International Equity Fund	5/1/2003	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
AZL Van Kampen Mid Cap Growth Fund	5/1/2001	5/3/2004	3/19/2007	10/4/2002	5/1/2001	5/1/2007
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
Franklin High Income Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007
Franklin Income Securities Fund	11/5/2001	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
Franklin Templeton VIP Founding Funds Allocation Fund	9/25/2007	9/25/2007	3/19/2007	9/25/2007	9/25/2007	9/25/2007
Franklin U.S. Government Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007

(Continued)

75

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Allianz Valuemark II	Allianz Vision
Franklin Zero Coupon Fund 2010	11/5/2001	5/3/2004	3/19/2007	10/4/2002	9/6/1991	5/1/2007
Mutual Global Discovery Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/8/1996	5/1/2007
Mutual Shares Securities Fund	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/8/1996	5/1/2007
OpCap Mid Cap Portfolio	5/1/2006	5/1/2006	3/19/2007	5/1/2006	N/A	5/1/2007
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	N/A	5/1/2007
PIMCO VIT CommodityRealReturn Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	N/A	5/1/2007
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
PIMCO VIT Real Return Portfolio	5/1/2003	5/3/2004	3/19/2007	5/1/2003	N/A	5/1/2007
PIMCO VIT Total Return Portfolio	1/22/2001	5/3/2004	3/19/2007	10/4/2002	11/5/2001	5/1/2007
Templeton Global Bond Securities Fund	11/5/2001	5/3/2004	3/19/2007	10/4/2002	1/24/1992	5/1/2007
Templeton Growth Securities Fund	11/5/2001	5/3/2004	3/19/2007	10/4/2002	7/31/1994	5/1/2007

For the years ended December 31, 2009 and 2008, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
Alger American Capital Appreciation Portfolio	Alger American Leveraged AllCap Portfolio	May 1, 2008
Alger American LargeCap Growth Portfolio	Alger American Growth Portfolio	May 1, 2008
Alger American SmallCap Growth Portfolio	Alger American Small Capitalization Portfolio	May 1, 2008
Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Strategic Growth Portfolio	May 1, 2008
AZL Columbia Small Cap Value Fund	AZL Dreyfus Premier Small Cap Value Fund	September 20, 2008
AZL BlackRock Capital Appreciation fund	AZL Jennison Growth fund	November 21, 2008
AZL Columbia Mid Cap Value Fund	AZL Neuberger Regency Fund	November 21, 2008
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009

During the year ended December 31, 2009, the following fund was closed to new money:

Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009

(Continued)

76

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

During the years ended December 31, 2009 and 2008, the following funds were added as available options:

Fund	Date Opened
BlackRock Global Allocations V.I. Fund	May 1, 2008
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009

For the years ended December 31, 2009 and 2008, several funds merged or were replaced.The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Jennison 20/20 Focus Portfolio	AZL Jennison 20/20 Fucus Fund	September 20, 2008
Dreyfus Stock Index Fund	AZL S&P 500 Index Fund	September 20, 2008
Dreyfus IP Small Cap Stock Index Portfolio	AZL Small Cap Stock Index Fund	September 20, 2008
AZL LMP Large Cap Growth Fund	AZL Legg Mason Growth Fund	November 21, 2008
AZL OCC Value Fund	AZL Davis NY Venture Fund	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 1	November 21, 2008
Templeton Developing Markets Securities Fund	AZL Schroder Emerging Markets Equity Fund CL 2	November 21, 2008
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009

(Continued)

77

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.If additional reserves are required, Allianz Life of New York reimburses the account.

Premium Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

The Mortality and Expense Risk (M&E) charge and administrative charge for Allianz Advantage can be summarized as follows:

The Allianz Advantage was launched in January 2001. The Advantage Original Contract was available from January 2001 to February 19, 2004. For Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provides a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner can instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also offer a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Original Contract	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
	1.49%	-	-	-
Traditional GMDB	-	1.65%	1.85%	2.35%
Enhanced GMDB	-	1.85%	2.00%	2.50%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

The M&E charge for Allianz Charter II can be summarized as follows:

The Allianz Charter II was launched in May 2004. The Allianz Charter II contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Charter II contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

(Continued)

78

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.75%.

The M&E charge for Allianz High Five can be summarized as follows:

The Allianz High Five was launched in March 2007 and sales were discontinued in March 2009. The contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five also automatically provides Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, we monitor the contract value daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract terminates or the contract holder begins receiving annuity payments, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the accumulation phase are as follows:

	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

The Allianz Opportunity was launched in October 2002. The Allianz Opportunity contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the accumulation phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.90%

(Continued)

79

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an Enhanced Death Benefit (EDB) endorsement the death benefit is equal to the contract value. For Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the accumulation phase and annuity phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in October of 2007 and include the following optional benefits: the Lifetime Plus Benefit, the Quarterly Value Death Benefit, the Bonus Option and the Short Withdrawal Charge Option. In May of 2008, the Target Date Retirement Benefit and the No Withdrawal Charge Option became available. In July 2008, the Lifetime Plus 8 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with the Target Date 10 Benefit and the additional M&E charge for the Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except the Bonus Option, Short Withdrawal Charge Option and the Quarterly Value Death Benefit. In August of 2009, the No Withdrawal Charge Option again became available and the Investment Protector and the Income Protector became available. The Investment Protector and the Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

The Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select the Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. The Allianz Vision also allows the owner to select at issue for an additional M&E charge either: a) a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years, b) a Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) a No Withdrawal Charge Option that eliminates the withdrawal charge.

The No Withdrawal Charge Option also requires selection of a Target Date Benefit, Lifetime Benefit, Investment Protector or Income Protector. The Target Date Benefits and Investment Protector provide a future guarantee of contract value based on the greater of total purchase payments, adjusted for partial withdrawals or the highest contract anniversary value. The Lifetime Benefits and the Income Protector are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and a death benefit for a period of time.

M&E charges during the accumulation phase are as follows:

	Traditional Death Benefit	Quarterly Value Death Benefit
Base Contract	1.40%	1.70%
	(Base Option 1)	(Base Option 2)
Contract with the Bonus Option	1.90%	2.20%
	(Bonus Option 1)	(Bonus Option 2)
Contract with the Short Withdrawal Charge Option	1.65%	1.95%
	(L Option 1)	(L Option 2)
Contract with the Target Date Retirement Benefit	1.80%	2.10%
	(Base Option 7)	(Base Option 8)
Contract with the Lifetime Plus Benefit (single Lifetime Plus Payments)	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with the Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.25%	2.55%
	(Base Option 5)	(Base Option 6)

(Continued)

80

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.20%	2.50%
	(Base Option 9)	(Base Option 10)
Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.35%	2.65%
	(Base Option 11)	(Base Option 12)
Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.10%	2.40%
	(Base Option 3)	(Base Option 4)
Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.25%	2.55%
	(Base Option 5)	(Base Option 6)
Contract with the Bonus Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.60%	2.90%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.75%	3.05%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Bonus Option and Target Date Retirement Benefit	2.30%	2.60%
	(Bonus Option 7)	(Bonus Option 8)
Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.70%	3.00%
	(Bonus Option 9)	(Bonus Option 10)
Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.85%	3.15%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.60%	2.90%
	(Bonus Option 3)	(Bonus Option 4)
Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.75%	3.05%
	(Bonus Option 5)	(Bonus Option 6)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the Short Withdrawal Charge Option and Target Date Retirement Benefit	2.05%	2.35%
	(L Option 7)	(L Option 8)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.45%	2.75%
	(L Option 9)	(L Option 10)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.60%	2.90%
	(L Option11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.35%	2.65%
	(L Option 3)	(L Option 4)
Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.50%	2.80%
	(L Option 5)	(L Option 6)
Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%	2.45%
	(C Option 5)	(C Option 6)

(Continued)

81

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (single Lifetime Plus Payments)	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and Lifetime Plus Benefit (joint Lifetime Plus Payments)	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.55%	2.85%
	(C Option 7)	(C Option 8)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, before payments begin	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.45%	2.75%
	(C Option 1)	(C Option 2)
Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit, once payments begin	2.60%	2.90%
	(C Option 3)	(C Option 4)
Contract with the Target Date 10 Benefit	1.95%	2.25%
	(Base Option 13)	(Base Option 5)
Contract with theTarget Date 10 Benefit and the Bonus Option	2.45%	2.75%
	(Bonus Option 14)	(Bonus Option 5)
Contract with the Target Date 10 Benefit and the Short Withdrawal Charge Option	2.20%	2.50%
	(Base Option 9)	(Base Option 10)
Contract with the Target Date 10 Benefit and the No Withdrawal Charge Option	2.30%	2.60%
	(C Option 11)	(C Option 3)
Contract with the Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.35%	2.65%
	(Base Option 11)	(Base Option 12)
Contract with the Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.50%	2.80%
	(Base Option 10)	(Base Option 12)
Contract with the Bonus Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments)issued January 26, 2009 and after	2.85%	3.15%
	(Bonus Option 11)	(Bonus Option 12)
Contract with the Bonus Option and Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	3.00%	3.30%
	(Bonus Option 10)	(Bonus Option 13)
Contract with the Short Withdrawal Charge Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.60%	2.90%
	(L Option 11)	(L Option 12)
Contract with the Short Withdrawal Charge Option and the Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.75%	3.05%
	(L Option 10)	(L Option 14)

(Continued)

82

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Traditional Death Benefit	Quarterly Value Death Benefit
Contract with the No Withdrawal Charge Option and Lifetime Plus 8 Benefit (single Lifetime Plus Payments) issued January 26, 2009 and after	2.70%	3.00%
	(C Option 9)	(C Option 10)
Contract with the No Withdrawal Charge Option and Lifetime Plus 8 Benefit (joint Lifetime Plus Payments) issued January 26, 2009 and after	2.85%	3.15%
	(C Option 8)	(C Option 12)

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year. Contract maintenance charges deducted during the years ended December 31, 2009 and 2008, were $158,000 and $141,000, respectively. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the accumulation phase for Allianz Vision contracts with the Investment Protector or Income Protector, which were made available with the contract in August of 2009. The Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefitthe owner must continue to hold the contract until the future date. The Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the target value under the Investment Protector, or as a percentage of the benefit base under the Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date.The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the business day immediately before the quarterly anniversary; or when we deduct the final rider charge. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the target value or benefit base). The current charge deducted for the Investment Protector (08.09) is 0.80%. The current charge deducted for the Income Protector (08.09) is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the accumulation phase on Allianz Advantage, Allianz Charter II, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision annuity contracts. If the withdrawal is a partial withdrawal the charge is deducted from the contract value. If the withdrawal is a full withdrawal the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Advantage and Valuemark IV	Charter II - NY	Allianz High Five NY*	Opportunity	Valuemark II	Vision**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

*This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

(Continued)

83

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2009 and 2008, were $2,167,841, and $1,666,135, respectively.

Allianz Valuemark IV and Allianz Advantage Contracts also include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the accumulation phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision Contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). If the transfer is made under the dollar cost averaging program, flexible rebalancing program, GAV Transfers under the Living Guarantees for Allianz High Five, or the allocation and transfer restrictions for any of the Target Date Retirement Benefits, any of the Lifetime Benefits, or a quarterly rebalancing transfer under the Investment Protector or the Income Protector for Allianz Vision, there is no fee for the transfer and currently do not count these transfers against any free transfers. Total transfer charges during the years ended December 31, 2009 and 2008, were $1,350 and $825, respectively. Net transfers to the Fixed Accounts were $(4,127,000) and $(15,327,000), for the years ended December 31, 2009 and 2008, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse ourselves for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

4.	PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 are as follows:

	Cost of Purchases	Proceeds from Sales
AIM V.I. Capital Appreciation Fund	$ 1	$ 36
AIM V.I. Core Equity Fund	1	22
Alger American Capital Appreciation Portfolio	-	14
Alger American LargeCap Growth Portfolio	1	57
Alger American MidCap Growth Portfolio	-	10
Alger American SmallCap Growth Portfolio	-	-
AZL AIM International Equity Fund	8,350	1,310
AZL Allianz Global Investors Select Fund	232	1
AZL Balanced Index Strategy Fund	8,638	1,450
AZL BlackRock Capital Appreciation Fund	12,637	2,327
AZL BlackRock Growth Fund	601	5,545
AZL Columbia Mid Cap Value Fund	1,781	775

(Continued)

84

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
AZL Columbia Small Cap Value Fund	$ 1,483	$ 782
AZL Columbia Technology Fund	2,471	4,928
AZL Davis NY Venture Fund	3,564	3,196
AZL Dreyfus Equity Growth Fund	1,163	1,184
AZL Eaton Vance Large Cap Value Fund	1,226	844
AZL First Trust Target Double Play Fund	673	1,506
AZL Franklin Small Cap Value Fund	2,461	1,787
AZL Franklin Templeton Founding Strategy Plus Fund	716	-
AZL Fusion Balanced Fund	15,773	6,360
AZL Fusion Conservative Fund	155	1
AZL Fusion Growth Fund	7,544	6,141
AZL Fusion Moderate Fund	22,640	5,602
AZL International Index Fund	2,231	153
AZL JPMorgan Large Cap Equity Fund	259	2,720
AZL JPMorgan U.S. Equity Fund	3,165	734
AZL MFS Investors Trust Fund	6,711	3,077
AZL Moderate Index Strategy Fund	7,503	248
AZL Money Market Fund	86,620	97,222
AZL NACM International Fund	537	1,080
AZL OCC Growth Fund	6	-
AZL OCC Opportunity Fund	3,198	1,649
AZL Oppenheimer Global Fund	1,477	7,813
AZL Oppenheimer International Growth Fund	2,361	7,873
AZL PIMCO Fundamental IndexPLUS Total Return Fund	1,131	1,820
AZL S&P 500 Index Fund	9,902	3,491
AZL Schroder Emerging Markets Equity Fund CL 1	39	186
AZL Schroder Emerging Markets Equity Fund CL 2	7,263	3,274
AZL Schroder International Small Cap Fund	574	1,648
AZL Small Cap Stock Index Fund	2,424	1,297
AZL TargetPLUS Balanced Fund	7,323	9,125
AZL TargetPLUS Equity Fund	960	2,261
AZL TargetPLUS Growth Fund	916	3,901
AZL TargetPLUS Moderate Fund	1,228	3,443
AZL Turner Quantitative Small Cap Growth Fund	711	378
AZL Van Kampen Equity and Income Fund	6,466	1,728
AZL Van Kampen Global Real Estate Fund	3,526	1,162
AZL Van Kampen Growth and Income Fund	1,532	1,093
AZL Van Kampen International Equity Fund	8,937	1,730
AZL Van Kampen Mid Cap Growth Fund	5,005	2,667
BlackRock Global Allocations V.I. Fund	20,733	3,685
Davis VA Financial Portfolio	1,062	653
Davis VA Value Portfolio	19	85
Franklin Global Communications Securities Fund	226	8,207
Franklin Growth and Income Securities Fund	889	2,272
Franklin High Income Securities Fund	10,431	6,822
Franklin Income Securities Fund	8,833	7,260
Franklin Large Cap Growth Securities Fund	156	769
Franklin Money Market Fund	-	4,979
Franklin Real Estate Fund	810	912
Franklin Rising Dividends Securities Fund	705	3,126
Franklin Small Cap Value Securities Fund	142	370
Franklin Small-Mid Cap Growth Securities Fund	89	610

(Continued)

85

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Cost of Purchases	Proceeds from Sales
Franklin Templeton VIP Founding Funds Allocation Fund	$ 4,648	$ 3,704
Franklin U.S. Government Fund	24,222	21,878
Franklin Zero Coupon Fund 2010	7,389	7,671
J.P. Morgan International Opportunities Portfolio	-	7
J.P. Morgan U.S. Large Cap Core Equity Portfolio	-	9
JPMIT International Equity Fund	7	-
JPMorgan Insurance Trust U.S. Equity Portfolio	9	-
Mutual Global Discovery Securities Fund	6,051	4,401
Mutual Shares Securities Fund	4,088	5,016
OpCap Mid Cap Portfolio	2,382	819
Oppenheimer Global Securities Fund/VA	136	199
Oppenheimer High Income Fund/VA	267	296
Oppenheimer Main Street Fund/VA	66	201
PIMCO VIT All Asset Portfolio	4,262	1,546
PIMCO VIT Commodity RealReturn Strategy Portfolio	10,009	5,436
PIMCO VIT Emerging Markets Bond Portfolio	4,200	1,069
PIMCO VIT Global Bond Portfolio	1,914	925
PIMCO VIT Global Multi-Asset Portfolio	802	1
PIMCO VIT High Yield Portfolio	7,737	2,771
PIMCO VIT Real Return Portfolio	6,114	2,866
PIMCO VIT StocksPLUS Growth and Income Portfolio	7	73
PIMCO VIT Total Return Portfolio	20,471	5,907
Seligman Global Technology Portfolio	-	-
Seligman Small-Cap Value Portfolio	30	133
SP International Growth Portfolio	12	67
SP Strategic Partners Focused Growth Portfolio	24	30
Templeton Foreign Securities Fund	1,002	1,535
Templeton Global Asset Allocation Fund	61	93
Templeton Global Bond Securities Fund	7,490	2,957
Templeton Growth Securities Fund	2,597	3,974
Van Kampen LIT Capital Growth Portfolio	-	-
Van Kampen LIT Growth and Income Portfolio	-	-

5.	CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2009 and 2008 are as follows:

	AIM V.I. Capital Appreciation Fund		AIM V.I. Core Equity Fund		Alger American Capital Appreciation Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(3)	(1)	-	-	-	-
Surrenders and terminations	(3)	(8)	(2)	-	(2)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(6)	(9)	(2)	-	(2)	-

(Continued)

86

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio		Alger American SmallCap Growth Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(1)	-	-	-	-
Surrenders and terminations	(9)	(2)	(2)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(9)	(3)	(2)	-	-	-

	AZL AIM International Equity Fund		AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	60	127	22	-	91	-
Transfers between funds	484	(44)	1	-	673	-
Surrenders and terminations	(18)	(16)	-	-	(38)	-
Rescissions	(7)	(7)	-	-	-	-
Bonus	1	2	-	-	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	520	62	23	-	727	-

	AZL BlackRock Capital Appreciation Fund		AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	240	75	46	200	203	82
Transfers between funds	855	(19)	(804)	182	12	33
Surrenders and terminations	(14)	(5)	(36)	(19)	(3)	(2)
Rescissions	(20)	(1)	(2)	(6)	(5)	-
Bonus	1	-	1	2	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1,062	50	(795)	359	207	114

	AZL Columbia Small Cap Value Fund		AZL Columbia Technology Fund		AZL Davis NY Venture Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	85	48	107	79	251	277
Transfers between funds	21	(38)	(402)	21	(72)	440
Surrenders and terminations	(9)	(13)	(19)	(47)	(74)	(51)
Rescissions	(1)	(4)	(12)	(2)	(13)	(11)
Bonus	-	2	1	3	2	4
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	96	(5)	(325)	54	94	659

(Continued)

87

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Dreyfus Equity Growth Fund		AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	53	49	84	79	62	119
Transfers between funds	(6)	(50)	11	(78)	(218)	6
Surrenders and terminations	(45)	(32)	(27)	(42)	(6)	(3)
Rescissions	(1)	(1)	(14)	(4)	-	(1)
Bonus	1	1	-	-	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	2	(33)	54	(45)	(161)	122

	AZL Franklin Small Cap Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	130	142	69	-	898	720
Transfers between funds	(48)	13	1	-	188	(47)
Surrenders and terminations	(17)	(17)	1	-	(83)	(66)
Rescissions	(7)	(5)	-	-	(41)	(31)
Bonus	1	2	-	-	9	10
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	59	135	71	-	971	586

	AZL Fusion Conservative Fund		AZL Fusion Growth Fund		AZL Fusion Moderate Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	6	-	400	986	1,747	777
Transfers between funds	9	-	(120)	(42)	139	(114)
Surrenders and terminations	-	-	(181)	(105)	(71)	(95)
Rescissions	-	-	(8)	(40)	(27)	(79)
Bonus	-	-	4	14	17	11
Contract Maintenance Charges	-	-	(1)	-	-	-
Total Net Contract Transactions	15	-	94	813	1,805	500

	AZL International Index Fund		AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	6	-	20	39	45	89
Transfers between funds	206	-	(425)	(22)	245	(17)
Surrenders and terminations	-	-	(15)	(27)	(20)	(19)
Rescissions	-	-	-	(6)	(1)	(12)
Bonus	-	-	-	1	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	212	-	(420)	(15)	269	42

(Continued)

88

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL LMP Large Cap Growth Fund		AZL MFS Investors Trust Fund		AZL Moderate Index Strategy Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	20	169	146	100	-
Transfers between funds	-	(292)	261	157	636	-
Surrenders and terminations	-	(32)	(43)	(16)	(2)	-
Rescissions	-	-	(21)	(9)	-	-
Bonus	-	1	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(303)	367	280	734	-

	AZL Money Market Fund		AZL NACM International Fund		AZL OCC Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	2,319	2,299	52	67	-	-
Transfers between funds	(2,631)	2,132	(141)	17	-	-
Surrenders and terminations	(697)	(837)	(2)	-	1	-
Rescissions	(115)	(221)	-	(3)	-	-
Bonus	33	34	-	1	-	-
Contract Maintenance Charges	(1)	-	-	-	-	-
Total Net Contract Transactions	(1,092)	3,407	(91)	82	1	-

	AZL OCC Opportunity Fund		AZL OCC Value Fund		AZL Oppenheimer Global Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	31	54	-	21	84	121
Transfers between funds	128	5	-	(515)	(612)	(30)
Surrenders and terminations	(25)	(22)	-	(44)	(18)	(19)
Rescissions	(2)	(1)	-	(8)	(1)	(9)
Bonus	-	1	-	-	-	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	132	37	-	(546)	(547)	65

	AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund		AZL S&P 500 Index Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	91	121	47	43	364	264
Transfers between funds	(436)	(27)	(150)	56	677	557
Surrenders and terminations	(12)	(20)	(6)	(1)	(31)	(26)
Rescissions	(6)	(2)	(2)	(2)	(34)	(3)
Bonus	1	2	1	2	3	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(362)	74	(110)	98	979	794

(Continued)

89

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2		AZL Schroder International Small Cap Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	127	190	55	94
Transfers between funds	(2)	222	459	(351)	(176)	14
Surrenders and terminations	(14)	(4)	(57)	(27)	(21)	(2)
Rescissions	-	-	(17)	(6)	-	(4)
Bonus	-	-	1	4	1	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(16)	218	513	(190)	(141)	104

	AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund		AZL TargetPLUS Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	109	116	577	178	123	127
Transfers between funds	121	341	(781)	(11)	(306)	(97)
Surrenders and terminations	(37)	(8)	(3)	(1)	1	(2)
Rescissions	(5)	(2)	(3)	-	(3)	(1)
Bonus	1	2	5	3	3	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	189	449	(205)	169	(182)	27

	AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund		AZL Turner Quantitative Small Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	92	339	91	253	48	48
Transfers between funds	(468)	(7)	(359)	(4)	9	7
Surrenders and terminations	(31)	(5)	6	(5)	(2)	(2)
Rescissions	(12)	(10)	-	(20)	(3)	(2)
Bonus	1	5	-	5	1	1
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(418)	322	(262)	229	53	52

	AZL Van Kampen Equity and Income Fund		AZL Van Kampen Global Real Estate Fund		AZL Van Kampen Growth and Income Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	504	131	84	98	83	60
Transfers between funds	4	(13)	355	(19)	(7)	(2)
Surrenders and terminations	(22)	(6)	(29)	(6)	(20)	(47)
Rescissions	-	(1)	(6)	(1)	(4)	(1)
Bonus	3	2	1	2	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	489	113	405	74	53	10

(Continued)

90

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	AZL Van Kampen International Equity Fund		AZL Van Kampen Mid Cap Growth Fund		BlackRock Global Allocations V.I. Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	34	81	126	192	1,785	399
Transfers between funds	432	(50)	174	(551)	217	(14)
Surrenders and terminations	(29)	(16)	(32)	(35)	(2)	(4)
Rescissions	(2)	(8)	(14)	(6)	(41)	(32)
Bonus	-	1	1	3	20	2
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	435	8	255	(397)	1,979	351

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus IP Small Cap Stock Index Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	68	44	1	-	-	2
Transfers between funds	11	21	(4)	(3)	-	(243)
Surrenders and terminations	(8)	(41)	(5)	(16)	-	(9)
Rescissions	(8)	(1)	-	-	-	(1)
Bonus	1	1	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	64	24	(8)	(19)	-	(251)

	Dreyfus Stock Index Fund		Franklin Global Communications Securities Fund		Franklin Growth and Income Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	3	5	31	1	2
Transfers between funds	-	(366)	(437)	(125)	(14)	(46)
Surrenders and terminations	-	(40)	(27)	(60)	(68)	(93)
Rescissions	-	-	-	(3)	-	-
Bonus	-	-	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(403)	(459)	(156)	(81)	(137)

	Franklin High Income Securities Fund		Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	104	50	72	217	2	3
Transfers between funds	92	(56)	2	(21)	(14)	(31)
Surrenders and terminations	(39)	(52)	(78)	(126)	(32)	(54)
Rescissions	(6)	(1)	(2)	(16)	-	-
Bonus	1	1	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	152	(58)	(5)	56	(44)	(82)

(Continued)

91

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Franklin Money Market Fund		Franklin Real Estate Fund		Franklin Rising Dividends Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	1	-	1	2
Transfers between funds	(263)	-	(4)	(18)	(19)	(51)
Surrenders and terminations	(32)	(27)	(16)	(21)	(75)	(96)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(295)	(27)	(19)	(39)	(93)	(145)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	1	2	2	316	1,093
Transfers between funds	(13)	(14)	(7)	(24)	(84)	(8)
Surrenders and terminations	(8)	(18)	(23)	(31)	(34)	(34)
Rescissions	-	-	-	-	(15)	(15)
Bonus	-	-	-	-	2	22
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(21)	(31)	(28)	(53)	185	1,058

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		J.P. Morgan International Opportunities Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	140	111	24	50	-	-
Transfers between funds	55	87	(24)	(6)	(1)	-
Surrenders and terminations	(102)	(145)	(15)	(10)	-	-
Rescissions	(8)	(6)	(1)	(2)	-	-
Bonus	1	1	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	86	48	(16)	33	(1)	-

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		Jennison 20/20 Focus Portfolio		JPMIT International Equity Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	-	4	-	-
Transfers between funds	(2)	-	-	(92)	1	-
Surrenders and terminations	-	-	-	(6)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(2)	-	-	(94)	1	-

(Continued)

92

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	JPMorgan Insurance Trust U.S. Equity Portfolio		Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	-	105	172	110	290
Transfers between funds	1	-	12	(30)	(79)	(45)
Surrenders and terminations	-	-	(44)	(50)	(82)	(113)
Rescissions	-	-	(9)	(15)	(8)	(16)
Bonus	-	-	1	2	1	4
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	1	-	65	79	(58)	120

	OpCap Mid Cap Portfolio		Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	148	98	-	-	-	-
Transfers between funds	108	15	3	(22)	4	108
Surrenders and terminations	(10)	(4)	(11)	(16)	(8)	(5)
Rescissions	(3)	(4)	-	-	-	-
Bonus	1	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	244	107	(8)	(38)	(4)	103

	Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	1	-	190	105	136	238
Transfers between funds	(7)	(7)	40	16	343	40
Surrenders and terminations	(14)	(10)	(13)	(17)	(25)	(22)
Rescissions	-	-	(2)	(18)	(18)	(7)
Bonus	-	-	1	2	-	5
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(20)	(17)	216	88	436	254

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2009	2008	2009	2009	2008	2009
Contract Transactions
Purchase payments	149	52	79	84	62	-
Transfers between funds	124	(8)	10	(7)	17	-
Surrenders and terminations	(19)	(4)	(18)	(6)	-	-
Rescissions	(3)	-	(3)	-	-	-
Bonus	1	1	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-
Total Net Contract Transactions	252	41	69	72	79	-

(Continued)

93

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	136	49	204	282	-	-
Transfers between funds	314	(5)	107	(75)	(11)	(3)
Surrenders and terminations	(37)	(28)	(65)	(32)	-	(3)
Rescissions	(1)	(2)	(12)	(33)	-	-
Bonus	2	1	2	3	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	414	15	236	145	(11)	(6)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	550	451	-	-	-	-
Transfers between funds	386	(15)	-	-	(3)	(27)
Surrenders and terminations	(68)	(105)	-	-	(5)	(3)
Rescissions	(9)	(91)	-	-	-	-
Bonus	7	3	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	866	243	-	-	(8)	(30)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Developing Markets Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	-	1	-	-	-	2
Transfers between funds	(9)	-	-	7	-	(361)
Surrenders and terminations	(4)	(10)	-	(2)	-	(24)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(13)	(9)	-	5	-	(383)

	Templeton Foreign Securities Fund		Templeton Global Asset Allocation Fund		Templeton Global Bond Securities Fund
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	3	5	-	-	93	148
Transfers between funds	(10)	(21)	-	-	45	(57)
Surrenders and terminations	(52)	(71)	(5)	(2)	(27)	(15)
Rescissions	-	(1)	-	-	(3)	(10)
Bonus	-	-	-	-	1	3
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(59)	(88)	(5)	(2)	109	69

(Continued)

94

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	Templeton Growth Securities Fund		Van Kampen LIT Capital Growth Portfolio		Van Kampen LIT Growth and Income Portfolio
	2009	2008	2009	2008	2009	2008
Contract Transactions
Purchase payments	47	191	-	-	-	-
Transfers between funds	(58)	(39)	-	-	-	-
Surrenders and terminations	(70)	(91)	-	(1)	-	(1)
Rescissions	(2)	(14)	-	-	-	-
Bonus	-	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(83)	49	-	(1)	-	(1)

	Total All Funds
	2009	2008
Contract Transactions
Purchase payments	14,470	13,133
Transfers between funds	(1,237)	215
Surrenders and terminations	(2,959)	(3,270)
Rescissions	(563)	(818)
Bonus	142	192
Contract Maintenance Charges	(2)	-
Total Net Contract Transactions	9,851	9,452

(Continued)

95

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AIM V.I. Capital Appreciation Fund
2009	33	$5.65	to	$6.21	200	0.54%	1.40%	to	1.49%	19.29%	to	19.40%
2008	39	$4.74	to	$5.20	201	0.00%	1.40%	to	1.49%	-43.35%	to	-43.29%
2007	48	$8.37	to	$9.17	432	0.00%	1.40%	to	1.49%	10.35%	to	10.45%
2006	57	$7.58	to	$8.30	469	0.00%	1.49%	to	1.49%	4.73%	to	4.73%
2005	119	$7.24	to	$7.24	265	0.00%	1.49%	to	1.49%	7.23%	to	7.23%
AIM V.I. Core Equity Fund
2009	6	$10.07	to	$10.07	58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%
2008	8	$7.97	to	$7.97	63	2.46%	1.49%	to	1.49%	-31.18%	to	-31.18%
2007	8	$11.57	to	$11.57	98	0.75%	1.49%	to	1.49%	6.51%	to	6.51%
2006	12	$10.87	to	$10.87	136	2.00%	1.49%	to	1.49%	8.22%	to	8.22%
2005	22	$6.83	to	$6.83	151	0.67%	1.49%	to	1.49%	4.10%	to	4.10%
Alger American Capital Appreciation Portfolio
2009	21	$9.64	to	$9.72	203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
2008	23	$6.47	to	$6.53	147	0.00%	1.40%	to	1.49%	-45.95%	to	-45.90%
2007	23	$11.97	to	$12.06	275	0.00%	1.40%	to	1.49%	31.55%	to	31.67%
2006	29	$9.10	to	$9.16	269	0.00%	1.40%	to	1.49%	17.50%	to	17.61%
2005	40	$7.75	to	$7.79	313	0.00%	1.40%	to	1.49%	12.76%	to	12.86%
Alger American LargeCap Growth Portfolio
2009	16	$7.59	to	$7.65	121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
2008	25	$5.22	to	$5.26	129	0.00%	1.40%	to	1.49%	-46.95%	to	-46.90%
2007	28	$9.84	to	$9.91	279	0.29%	1.40%	to	1.49%	18.16%	to	18.27%
2006	45	$8.32	to	$8.38	380	0.24%	1.40%	to	1.49%	3.60%	to	3.69%
2005	59	$8.03	to	$8.08	473	0.21%	1.40%	to	1.49%	10.38%	to	10.48%
Alger American MidCap Growth Portfolio
2009	3	$10.41	to	$10.41	36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
2008	5	$6.97	to	$6.97	32	0.00%	1.49%	to	1.49%	-58.97%	to	-58.97%
2007	5	$16.98	to	$16.98	85	0.00%	1.49%	to	1.49%	29.60%	to	29.60%
2006	7	$13.11	to	$13.11	92	0.00%	1.49%	to	1.49%	8.52%	to	8.52%
2005	8	$12.08	to	$12.08	94	0.00%	1.49%	to	1.49%	8.20%	to	8.20%
Alger American SmallCap Growth Portfolio
2009	-	$7.04	to	$7.04	1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
2008	-	$4.91	to	$4.91	1	0.00%	1.49%	to	1.49%	-47.39%	to	-47.39%
2007	-	$9.34	to	$9.34	2	0.00%	1.49%	to	1.49%	15.50%	to	15.50%
2006	-	$8.09	to	$8.09	1	0.00%	1.49%	to	1.49%	18.25%	to	18.25%
2005	-	$6.84	to	$6.84	1	0.00%	1.49%	to	1.49%	15.16%	to	15.16%

(Continued)

96

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL AIM International Equity Fund
2009	854	$13.09	to	$15.33	12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
2008	334	$10.18	to	$11.55	3,592	0.51%	1.25%	to	3.15%	-43.33%	to	-42.24%
2007	272	$18.37	to	$20.00	5,106	0.54%	1.25%	to	3.05%	10.92%	to	14.04%
2006	402	$16.47	to	$17.47	6,720	0.24%	1.49%	to	2.75%	23.61%	to	25.17%
2005	112	$13.33	to	$13.96	1,508	0.27%	1.49%	to	2.75%	13.22%	to	14.65%
AZL Allianz Global Investors Select Fund
20096	23	$10.19	to	$10.21	231	1.22%	1.40%	to	3.30%	1.70%	to	2.06%
AZL Balanced Index Strategy Fund
20096	727	$10.00	to	$10.04	7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%
AZL BlackRock Capital Appreciation Fund
2009	1,269	$10.10	to	$11.06	13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
2008	207	$7.73	to	$8.27	1,643	0.00%	1.25%	to	3.15%	-38.35%	to	-37.16%
2007	157	$12.65	to	$13.16	2,006	0.00%	1.25%	to	3.05%	7.34%	to	9.54%
2006	98	$11.72	to	$11.97	1,156	0.00%	1.49%	to	2.75%	-1.18%	to	0.07%
2005	28	$11.86	to	$11.96	331	0.00%	1.49%	to	2.75%	18.62%	to	19.61%
AZL Columbia Mid Cap Value Fund
2009	416	$5.99	to	$6.39	2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%
2008	209	$4.66	to	$4.89	992	0.59%	1.25%	to	3.15%	-53.64%	to	-52.75%
2007	95	$10.09	to	$10.34	965	0.00%	1.25%	to	3.05%	0.50%	to	2.56%
20062	40	$9.99	to	$10.06	405	0.42%	1.49%	to	2.75%	-0.12%	to	0.72%
AZL Columbia Small Cap Value Fund
2009	290	$9.31	to	$10.33	2,818	0.28%	1.25%	to	3.30%	20.65%	to	23.14%
2008	194	$7.69	to	$8.39	1,538	0.49%	1.25%	to	3.15%	-34.20%	to	-32.93%
2007	199	$11.84	to	$12.42	2,383	0.28%	1.25%	to	3.05%	-11.20%	to	-9.25%
2006	205	$13.26	to	$13.72	2,739	0.10%	1.49%	to	2.75%	10.33%	to	11.73%
2005	120	$12.02	to	$12.28	1,444	0.00%	1.49%	to	2.75%	0.59%	to	1.70%
AZL Davis NY Venture Fund
2009	1,574	$8.88	to	$10.47	15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
2008	1,480	$7.02	to	$8.04	11,038	0.97%	1.25%	to	3.15%	-42.35%	to	-41.24%
2007	821	$12.47	to	$13.68	10,524	0.40%	1.25%	to	3.05%	0.78%	to	3.77%
2006	994	$12.31	to	$13.20	12,450	0.30%	1.40%	to	2.75%	10.83%	to	12.33%
2005	543	$11.11	to	$11.75	6,133	0.14%	1.40%	to	2.75%	6.72%	to	8.16%
AZL Dreyfus Equity Growth Fund
2009	415	$7.66	to	$8.92	3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
2008	413	$6.02	to	$6.71	2,574	0.30%	1.25%	to	3.15%	-43.45%	to	-42.36%
2007	446	$10.61	to	$11.63	4,877	0.06%	1.25%	to	3.05%	5.24%	to	8.36%
2006	227	$10.03	to	$10.75	2,326	0.00%	1.40%	to	2.75%	9.87%	to	11.36%
2005	155	$9.12	to	$9.65	1,443	0.31%	1.40%	to	2.75%	1.73%	to	3.11%

(Continued)

97

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Eaton Vance Large Cap Value Fund
2009	721	$8.65	to	$9.85	6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
2008	667	$7.03	to	$7.88	4,844	2.11%	1.25%	to	3.15%	-38.17%	to	-36.98%
2007	712	$11.32	to	$12.51	8,290	1.29%	1.25%	to	3.05%	-5.38%	to	-2.42%
2006	478	$11.90	to	$12.85	5,814	1.09%	1.40%	to	2.75%	12.63%	to	14.16%
2005	388	$10.57	to	$11.25	4,185	0.43%	1.40%	to	2.75%	1.11%	to	2.48%
AZL Franklin Small Cap Value Fund
2009	516	$13.01	to	$14.86	7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
2008	457	$10.27	to	$11.52	4,949	1.14%	1.25%	to	3.15%	-35.79%	to	-34.56%
2007	322	$16.42	to	$17.61	5,370	0.54%	1.25%	to	3.05%	-7.46%	to	-5.14%
2006	365	$17.65	to	$18.48	6,507	0.30%	1.49%	to	2.75%	12.29%	to	13.71%
2005	242	$15.72	to	$16.25	3,831	0.59%	1.49%	to	2.75%	4.14%	to	5.45%
AZL Franklin Templeton Founding Strategy Plus Fund
20096	71	$10.19	to	$10.22	720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%
AZL Fusion Balanced Fund
2009	2,430	$9.99	to	$10.91	25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
2008	1,459	$8.15	to	$8.72	12,245	2.45%	1.25%	to	3.15%	-29.70%	to	-28.35%
2007	873	$11.69	to	$12.17	10,317	1.61%	1.25%	to	3.05%	3.65%	to	5.78%
2006	488	$11.22	to	$11.46	5,492	0.31%	1.49%	to	2.75%	6.53%	to	7.87%
20051	157	$10.53	to	$10.61	1,658	0.00%	1.49%	to	2.75%	5.36%	to	6.25%
AZL Fusion Conservative Fund
20096	15	$10.12	to	$10.15	154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%
AZL Fusion Growth Fund
2009	2,897	$9.24	to	$10.13	27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
2008	2,803	$7.21	to	$7.76	20,841	1.56%	1.25%	to	3.15%	-40.84%	to	-39.70%
2007	1,990	$12.36	to	$12.86	24,767	0.51%	1.25%	to	3.05%	2.34%	to	4.43%
2006	1,430	$12.01	to	$12.27	17,222	0.07%	1.49%	to	2.75%	9.17%	to	10.55%
20051	448	$11.00	to	$11.10	4,941	0.00%	1.49%	to	2.75%	10.07%	to	11.00%
AZL Fusion Moderate Fund
2009	4,053	$9.60	to	$10.56	40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
2008	2,248	$7.72	to	$8.26	17,811	2.38%	1.25%	to	3.15%	-35.01%	to	-33.76%
2007	1,748	$11.96	to	$12.45	21,158	1.04%	1.25%	to	3.05%	3.10%	to	5.21%
2006	1,268	$11.54	to	$11.75	14,699	0.23%	1.49%	to	2.75%	7.72%	to	9.08%
20051	590	$10.71	to	$10.79	6,334	0.00%	1.49%	to	2.75%	7.13%	to	8.03%
AZL International Index Fund
20096	212	$9.73	to	$9.76	2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%
(Continued)

98

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL JPMorgan U.S. Equity Fund
2009	699	$9.30	to	$10.40	6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
2008	430	$7.33	to	$7.88	3,215	1.02%	1.25%	to	3.15%	-40.59%	to	-39.44%
2007	388	$12.31	to	$13.01	4,840	0.54%	1.25%	to	3.05%	0.44%	to	2.65%
2006	420	$12.20	to	$12.61	5,154	0.56%	1.49%	to	2.75%	11.49%	to	12.90%
2005	323	$10.94	to	$11.17	3,552	0.00%	1.49%	to	2.75%	2.60%	to	3.90%
AZL MFS Investors Trust Fund
2009	904	$12.08	to	$13.24	11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
2008	537	$8.25	to	$8.83	4,552	0.12%	1.25%	to	3.15%	-41.97%	to	-40.85%
2007	257	$14.34	to	$14.93	3,716	0.19%	1.25%	to	3.05%	7.15%	to	9.35%
2006	201	$13.32	to	$13.60	2,684	0.00%	1.49%	to	2.75%	9.73%	to	11.12%
20051	76	$12.14	to	$12.24	926	0.25%	1.49%	to	2.75%	21.38%	to	22.40%
AZL Moderate Index Strategy Fund
20096	734	$10.03	to	$10.07	7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL Money Market Fund
2009	4,283	$9.00	to	$11.26	43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
2008	5,375	$9.46	to	$11.37	54,199	2.35%	1.25%	to	3.15%	-0.74%	to	1.17%
2007	1,968	$9.73	to	$11.24	19,915	4.70%	1.25%	to	3.05%	1.64%	to	3.49%
2006	1,683	$9.54	to	$10.70	16,635	4.41%	1.40%	to	2.75%	1.62%	to	2.99%
2005	1,485	$9.39	to	$10.45	14,627	2.61%	1.40%	to	2.75%	-0.20%	to	1.15%
AZL OCC Growth Fund
20096	1	$10.36	to	$10.38	6	0.00%	1.40%	to	3.30%	3.40%	to	3.77%
AZL OCC Opportunity Fund
2009	419	$11.74	to	$13.54	5,222	0.00%	1.25%	to	3.30%	52.97%	to	56.14%
2008	287	$7.66	to	$8.77	2,323	0.00%	1.25%	to	3.15%	-48.80%	to	-47.81%
2007	250	$15.44	to	$16.81	3,925	0.00%	1.25%	to	3.05%	5.37%	to	8.33%
2006	396	$14.58	to	$15.46	5,832	0.00%	1.49%	to	2.75%	8.66%	to	10.03%
2005	156	$13.42	to	$14.05	2,113	0.00%	1.49%	to	2.75%	2.24%	to	3.53%
AZL S&P 500 Index Fund
2009	1,845	$7.14	to	$7.57	13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%
2008	866	$5.91	to	$6.10	5,205	0.00%	1.25%	to	3.15%	-39.56%	to	-38.33%
20073	72	$9.79	to	$9.90	704	4.97%	1.25%	to	3.05%	-2.38%	to	-1.03%
AZL Schroder Emerging Markets Equity Fund CL 1
2009	204	$11.01	to	$11.03	2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
2008	220	$6.48	to	$6.49	1,424	0.00%	1.40%	to	1.49%	-52.53%	to	-52.49%
20073	2	$13.65	to	$13.65	23	0.00%	1.40%	to	1.49%	20.98%	to	21.05%

(Continued)

99

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Schroder Emerging Markets Equity Fund CL 2
2009	1,365	$10.08	to	$10.87	14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
2008	852	$6.11	to	$6.41	5,296	0.15%	1.25%	to	3.15%	-53.38%	to	-52.49%
2007	1,042	$13.15	to	$13.49	13,766	0.02%	1.25%	to	3.05%	26.10%	to	28.69%
20062	373	$10.38	to	$10.47	3,880	0.30%	1.49%	to	2.75%	3.79%	to	4.67%
AZL Small Cap Stock Index Fund
2009	688	$7.43	to	$7.85	5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
2008	499	$6.19	to	$6.37	3,120	1.09%	1.25%	to	3.15%	-33.09%	to	-31.80%
20073	50	$9.25	to	$9.34	463	1.54%	1.25%	to	3.05%	-7.84%	to	-6.61%
AZL Turner Quantitative Small Cap Growth Fund
2009	182	$8.50	to	$9.31	1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
2008	129	$6.70	to	$7.17	888	0.00%	1.25%	to	3.15%	-45.11%	to	-44.06%
2007	77	$12.32	to	$12.82	952	0.00%	1.25%	to	3.05%	2.64%	to	4.75%
2006	69	$11.94	to	$12.19	824	0.00%	1.49%	to	2.75%	8.30%	to	9.67%
AZL Van Kampen Equity and Income Fund
2009	745	$10.47	to	$11.76	8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%
2008	256	$8.82	to	$9.69	2,372	2.72%	1.25%	to	3.15%	-26.29%	to	-24.87%
2007	143	$12.21	to	$12.90	1,776	1.45%	1.25%	to	3.05%	-0.27%	to	1.92%
2006	137	$12.18	to	$12.60	1,689	1.02%	1.49%	to	2.75%	9.48%	to	10.86%
2005	105	$11.13	to	$11.33	1,170	0.00%	1.65%	to	2.75%	3.86%	to	5.18%
AZL Van Kampen Global Real Estate Fund
2009	664	$7.51	to	$8.06	5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
2008	259	$5.52	to	$5.82	1,462	1.80%	1.25%	to	3.15%	-47.52%	to	-46.51%
2007	185	$10.61	to	$10.88	1,977	0.39%	1.25%	to	3.05%	-11.63%	to	-9.82%
20062	283	$11.94	to	$12.04	3,388	2.72%	1.49%	to	2.75%	19.46%	to	20.46%
AZL Van Kampen Growth and Income Fund
2009	391	$9.81	to	$11.69	4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
2008	338	$8.18	to	$9.57	2,990	2.06%	1.25%	to	3.15%	-34.94%	to	-33.69%
2007	328	$13.06	to	$14.29	4,422	1.07%	1.25%	to	3.05%	-0.68%	to	2.43%
2006	424	$13.08	to	$14.12	5,701	0.83%	1.40%	to	2.75%	12.76%	to	14.29%
2005	324	$11.60	to	$12.35	3,839	0.38%	1.40%	to	2.75%	6.28%	to	7.72%
AZL Van Kampen International Equity Fund
2009	821	$15.02	to	$17.16	13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
2008	386	$12.63	to	$13.75	4,973	2.03%	1.25%	to	3.15%	-30.79%	to	-29.45%
2007	378	$18.18	to	$19.50	6,967	0.00%	1.25%	to	3.05%	6.27%	to	8.93%
2006	318	$17.01	to	$17.82	5,452	1.59%	1.49%	to	2.75%	17.97%	to	19.47%
2005	196	$14.42	to	$14.92	2,844	0.00%	1.49%	to	2.75%	8.62%	to	10.00%

(Continued)

100

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Van Kampen Mid Cap Growth Fund
2009	1,016	$10.86	to	$12.95	12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
2008	761	$7.19	to	$8.32	5,843	0.31%	1.25%	to	3.15%	-50.12%	to	-49.16%
2007	1,158	$14.80	to	$16.36	17,475	0.01%	1.25%	to	3.05%	18.24%	to	21.93%
2006	325	$12.45	to	$13.44	4,145	0.00%	1.40%	to	2.75%	6.25%	to	7.69%
2005	201	$11.72	to	$12.48	2,404	0.00%	1.40%	to	2.75%	14.36%	to	15.91%
BlackRock Global Allocations V.I. Fund
2009	2,330	$9.19	to	$14.75	21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
20084	351	$7.84	to	$7.93	2,853	5.61%	1.25%	to	3.15%	-21.88%	to	-20.89%
Davis VA Financial Portfolio
2009	249	$8.01	to	$11.81	2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
2008	185	$5.84	to	$8.47	1,206	0.00%	1.25%	to	3.15%	-48.03%	to	-47.03%
2007	161	$11.33	to	$16.00	1,895	0.97%	1.25%	to	3.05%	-8.88%	to	-7.22%
2006	158	$12.39	to	$16.98	2,030	0.75%	1.49%	to	2.75%	15.30%	to	16.76%
2005	111	$10.75	to	$14.55	1,237	0.65%	1.49%	to	2.75%	5.45%	to	6.78%
Davis VA Value Portfolio
2009	28	$8.84	to	$10.75	272	0.81%	1.40%	to	2.75%	27.60%	to	29.22%
2008	36	$6.93	to	$8.32	273	0.74%	1.49%	to	2.75%	-41.95%	to	-41.21%
2007	55	$11.93	to	$14.16	719	0.70%	1.49%	to	2.75%	1.78%	to	3.08%
2006	108	$11.72	to	$13.73	1,348	0.77%	1.49%	to	2.75%	11.89%	to	13.30%
2005	120	$10.48	to	$12.12	1,330	0.96%	1.49%	to	2.75%	6.48%	to	7.83%
Franklin Growth and Income Securities Fund
2009	591	$22.06	to	$30.00	17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
2008	672	$17.92	to	$23.99	15,825	3.48%	1.25%	to	2.75%	-36.91%	to	-35.86%
2007	809	$28.40	to	$37.40	29,733	2.39%	1.25%	to	2.75%	-6.33%	to	-4.81%
2006	948	$30.32	to	$39.29	36,601	2.57%	1.40%	to	2.75%	13.60%	to	15.43%
2005	1,059	$26.70	to	$34.04	35,744	2.72%	1.40%	to	2.75%	0.71%	to	2.27%
Franklin High Income Securities Fund
2009	492	$18.06	to	$27.85	12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
2008	340	$14.51	to	$19.76	6,062	10.72%	1.25%	to	3.15%	-25.76%	to	-24.24%
2007	398	$19.70	to	$26.12	9,555	6.97%	1.25%	to	3.05%	0.09%	to	1.58%
2006	478	$19.72	to	$25.54	11,308	6.14%	1.40%	to	2.75%	6.41%	to	7.96%
2005	436	$18.53	to	$23.66	9,773	6.30%	1.40%	to	2.75%	0.52%	to	2.29%
Franklin Income Securities Fund
2009	1,034	$30.09	to	$46.41	42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
2008	1,039	$22.88	to	$34.66	32,473	5.39%	1.25%	to	3.15%	-31.84%	to	-30.39%
2007	983	$37.63	to	$49.89	45,280	3.56%	1.25%	to	3.05%	0.93%	to	2.56%
2006	1,008	$37.29	to	$48.33	45,754	3.63%	1.40%	to	2.75%	15.04%	to	16.83%
2005	1,019	$32.41	to	$41.37	40,583	3.53%	1.40%	to	2.75%	-1.14%	to	0.42%

(Continued)

101

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Large Cap Growth Securities Fund
2009	343	$14.48	to	$17.90	5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
2008	387	$11.47	to	$13.96	5,145	1.48%	1.25%	to	2.75%	-36.31%	to	-35.30%
2007	469	$18.01	to	$21.58	9,665	0.87%	1.25%	to	2.75%	3.33%	to	5.04%
2006	576	$17.43	to	$20.54	11,306	0.86%	1.40%	to	2.75%	7.90%	to	9.63%
2005	662	$16.15	to	$18.74	12,037	0.68%	1.40%	to	2.75%	-1.68%	to	-0.10%
Franklin Real Estate Fund
2009	145	$26.98	to	$36.73	4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
2008	164	$23.29	to	$31.20	4,664	1.30%	1.25%	to	2.75%	-43.96%	to	-43.03%
2007	203	$41.56	to	$54.76	10,219	2.44%	1.25%	to	2.75%	-23.02%	to	-21.76%
2006	265	$53.99	to	$69.99	17,030	2.11%	1.40%	to	2.75%	17.32%	to	19.20%
2005	284	$46.01	to	$58.72	15,645	1.49%	1.40%	to	2.75%	10.40%	to	12.16%
Franklin Rising Dividends Securities Fund
2009	617	$24.22	to	$31.63	18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
2008	710	$21.22	to	$27.26	18,443	2.00%	1.25%	to	2.75%	-29.08%	to	-27.96%
2007	855	$29.92	to	$37.84	30,953	2.47%	1.25%	to	2.75%	-5.34%	to	-3.78%
2006	992	$31.61	to	$39.32	37,380	1.20%	1.40%	to	2.75%	13.95%	to	15.80%
2005	1,114	$27.74	to	$33.96	36,591	0.98%	1.40%	to	2.75%	0.63%	to	2.24%
Franklin Small Cap Value Securities Fund
2009	129	$12.99	to	$15.64	1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%
2008	150	$10.34	to	$12.25	1,693	1.24%	1.40%	to	2.75%	-34.84%	to	-33.81%
2007	181	$15.87	to	$18.50	3,114	0.76%	1.40%	to	2.75%	-5.04%	to	-3.50%
2006	228	$16.71	to	$19.17	4,125	0.74%	1.40%	to	2.75%	13.82%	to	15.68%
2005	263	$14.68	to	$16.57	4,147	0.87%	1.40%	to	2.75%	5.82%	to	7.48%
Franklin Small-Mid Cap Growth Securities Fund
2009	211	$16.79	to	$20.83	4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
2008	239	$12.02	to	$14.67	3,420	0.00%	1.25%	to	2.75%	-44.06%	to	-43.15%
2007	292	$21.49	to	$25.81	7,335	0.00%	1.25%	to	2.75%	8.21%	to	9.95%
2006	365	$19.86	to	$23.47	8,316	0.00%	1.40%	to	2.75%	5.75%	to	7.44%
2005	444	$18.78	to	$21.84	9,508	0.00%	1.40%	to	2.75%	1.95%	to	3.63%
Franklin Templeton VIP Founding Funds Allocation Fund
2009	1,399	$7.20	to	$7.54	10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
2008	1,214	$5.70	to	$5.86	7,016	4.03%	1.25%	to	3.15%	-37.86%	to	-36.67%
2007	156	$9.18	to	$9.25	1,434	0.00%	1.25%	to	3.05%	-8.36%	to	-7.47%

(Continued)

102

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin U.S. Government Fund
2009	1,032	$18.96	to	$29.16	27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
2008	946	$19.53	to	$28.64	25,009	4.87%	1.25%	to	3.15%	4.24%	to	6.41%
2007	898	$20.29	to	$26.96	22,936	4.79%	1.25%	to	3.05%	3.16%	to	10.40%
2006	1,058	$19.56	to	$25.37	25,641	4.47%	1.40%	to	2.75%	1.20%	to	2.86%
2005	1,282	$19.33	to	$24.67	30,472	4.28%	1.40%	to	2.75%	-0.37%	to	1.22%
Franklin Zero Coupon Fund 2010
2009	141	$30.08	to	$43.30	5,120	6.80%	1.25%	to	3.30%	-2.82%	to	-0.80%
2008	157	$28.90	to	$43.65	5,768	5.72%	1.25%	to	3.15%	4.15%	to	6.16%
2007	124	$31.02	to	$39.98	4,581	4.95%	1.25%	to	3.05%	5.11%	to	12.43%
2006	132	$29.36	to	$37.33	4,577	4.23%	1.40%	to	2.75%	-0.07%	to	1.29%
2005	131	$29.38	to	$36.85	4,593	3.94%	1.40%	to	2.75%	-1.21%	to	0.13%
JPMIT International Equity Fund
20095	1	$13.92	to	$13.92	10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust U.S. Equity Portfolio
20095	1	$13.79	to	$13.79	12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Mutual Global Discovery Securities Fund
2009	876	$19.93	to	$26.23	20,857	1.25%	1.25%	to	3.30%	19.31%	to	21.91%
2008	811	$16.67	to	$21.51	16,038	2.39%	1.25%	to	3.15%	-30.68%	to	-29.29%
2007	732	$25.68	to	$30.42	20,783	1.57%	1.25%	to	3.05%	8.23%	to	13.23%
2006	676	$23.61	to	$27.51	17,577	1.12%	1.40%	to	2.75%	19.73%	to	21.61%
2005	582	$19.72	to	$22.62	12,660	1.33%	1.40%	to	2.75%	12.83%	to	14.66%
Mutual Shares Securities Fund
2009	1,286	$14.50	to	$19.10	22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
2008	1,344	$11.86	to	$15.33	18,799	3.10%	1.25%	to	3.15%	-39.06%	to	-37.81%
2007	1,224	$20.79	to	$24.65	27,956	1.55%	1.25%	to	3.05%	0.13%	to	4.75%
2006	1,165	$20.65	to	$24.10	26,308	1.37%	1.40%	to	2.75%	15.18%	to	17.02%
2005	980	$17.93	to	$20.60	19,434	0.97%	1.40%	to	2.75%	7.56%	to	9.29%
OpCap Mid Cap Portfolio
2009	430	$7.77	to	$8.37	3,460	0.57%	1.25%	to	3.30%	34.24%	to	37.02%
2008	186	$5.85	to	$6.11	1,107	0.40%	1.25%	to	3.15%	-43.49%	to	-42.40%
2007	79	$10.35	to	$10.61	818	0.22%	1.25%	to	3.05%	3.99%	to	5.89%
20062	13	$9.92	to	$10.00	130	0.00%	1.49%	to	2.75%	-1.24%	to	-0.41%

(Continued)

103

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Global Securities Fund/VA
2009	104	$10.90	to	$12.66	1,202	2.19%	1.40%	to	2.75%	35.98%	to	37.70%
2008	112	$8.02	to	$9.19	953	1.60%	1.49%	to	2.75%	-41.81%	to	-41.07%
2007	150	$13.78	to	$15.60	2,160	1.49%	1.49%	to	2.75%	3.42%	to	4.74%
2006	210	$13.32	to	$14.89	2,918	1.02%	1.49%	to	2.75%	14.51%	to	15.96%
2005	220	$11.63	to	$12.84	2,651	1.05%	1.49%	to	2.75%	11.21%	to	12.62%
Oppenheimer High Income Fund/VA
2009	152	$2.96	to	$3.35	482	0.00%	1.25%	to	2.75%	21.92%	to	23.76%
2008	156	$2.43	to	$2.71	402	7.09%	1.25%	to	2.75%	-79.25%	to	-78.94%
2007	53	$11.71	to	$12.90	663	8.16%	1.25%	to	2.75%	-2.83%	to	-1.35%
2006	90	$12.05	to	$13.11	1,141	7.80%	1.49%	to	2.75%	6.46%	to	7.81%
2005	188	$11.32	to	$12.16	2,210	7.61%	1.49%	to	2.75%	-0.45%	to	0.80%
Oppenheimer Main Street Fund/VA
2009	176	$7.83	to	$8.64	1,436	1.87%	1.40%	to	2.75%	24.81%	to	26.39%
2008	196	$6.27	to	$6.84	1,280	1.52%	1.49%	to	2.75%	-40.14%	to	-39.38%
2007	213	$10.48	to	$11.31	2,309	1.07%	1.49%	to	2.75%	1.58%	to	2.87%
2006	291	$10.31	to	$11.01	3,095	1.16%	1.49%	to	2.75%	11.91%	to	13.33%
2005	344	$9.22	to	$9.73	3,248	1.35%	1.49%	to	2.75%	3.11%	to	4.41%
PIMCO VIT All Asset Portfolio
2009	470	$11.67	to	$13.58	5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
2008	254	$10.04	to	$11.34	2,737	6.74%	1.25%	to	3.15%	-18.46%	to	-16.89%
2007	166	$12.83	to	$13.67	2,193	7.39%	1.25%	to	3.05%	5.06%	to	6.97%
2006	176	$12.39	to	$12.81	2,200	5.13%	1.49%	to	2.75%	1.83%	to	3.12%
2005	250	$12.17	to	$12.42	3,060	5.55%	1.49%	to	2.75%	3.35%	to	4.66%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2009	862	$9.18	to	$9.98	8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
2008	426	$6.69	to	$7.14	2,930	4.84%	1.25%	to	3.15%	-45.54%	to	-44.49%
2007	172	$12.36	to	$12.87	2,146	4.84%	1.25%	to	3.05%	19.52%	to	21.70%
2006	143	$10.31	to	$10.53	1,479	4.70%	1.49%	to	2.75%	-5.72%	to	-4.53%
20051	75	$10.94	to	$11.03	823	3.40%	1.49%	to	2.75%	9.20%	to	10.11%
PIMCO VIT Emerging Markets Bond Portfolio
2009	396	$12.19	to	$13.42	5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
2008	144	$9.83	to	$10.40	1,445	6.54%	1.25%	to	3.15%	-17.25%	to	-15.66%
2007	103	$11.85	to	$12.34	1,235	5.76%	1.25%	to	3.05%	2.63%	to	4.50%
2006	70	$11.51	to	$11.76	816	5.25%	1.49%	to	2.75%	6.32%	to	7.66%
20051	18	$10.83	to	$10.92	198	3.24%	1.49%	to	2.75%	8.22%	to	9.12%

(Continued)

104

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2009	240	$10.84	to	$11.85	2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
2008	171	$9.66	to	$10.26	1,686	3.33%	1.25%	to	3.15%	-3.93%	to	-2.08%
2007	99	$10.07	to	$10.48	1,005	3.39%	1.25%	to	3.05%	6.43%	to	8.38%
2006	44	$9.43	to	$9.61	420	3.46%	1.49%	to	2.75%	1.82%	to	3.11%
20051	7	$9.26	to	$9.33	63	0.00%	1.65%	to	2.75%	-7.27%	to	-6.49%
PIMCO VIT Global Multi-Asset Portfolio
20096	79	$9.98	to	$10.01	795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2009	668	$12.43	to	$14.93	9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
2008	254	$9.44	to	$10.78	2,528	7.88%	1.25%	to	3.15%	-25.92%	to	-24.49%
2007	239	$12.85	to	$14.14	3,190	7.00%	1.25%	to	3.05%	0.39%	to	2.22%
2006	276	$12.76	to	$13.86	3,630	6.93%	1.40%	to	2.75%	6.15%	to	7.59%
2005	286	$12.02	to	$12.88	3,518	6.58%	1.40%	to	2.75%	1.31%	to	2.68%
PIMCO VIT Real Return Portfolio
2009	921	$11.73	to	$13.32	11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
2008	685	$10.33	to	$11.39	7,378	3.51%	1.25%	to	3.15%	-9.94%	to	-8.21%
2007	540	$11.57	to	$12.30	6,396	4.70%	1.25%	to	3.05%	7.33%	to	9.29%
2006	621	$10.75	to	$11.26	6,778	4.26%	1.49%	to	2.75%	-2.01%	to	-0.77%
2005	570	$10.97	to	$11.34	6,319	2.84%	1.49%	to	2.75%	-0.66%	to	0.59%
PIMCO VIT Total Return Portfolio
2009	1,791	$13.40	to	$17.42	27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
2008	925	$12.53	to	$15.49	12,759	4.44%	1.25%	to	3.15%	1.54%	to	3.50%
2007	682	$12.44	to	$14.75	9,028	4.82%	1.25%	to	3.05%	5.48%	to	7.40%
2006	716	$11.76	to	$13.52	8,883	4.44%	1.40%	to	2.75%	1.04%	to	2.41%
2005	678	$11.64	to	$13.21	8,292	3.44%	1.40%	to	2.75%	-0.32%	to	1.03%
Seligman Global Technology Portfolio
2009	1	$7.23	to	$7.23	7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
2008	1	$4.52	to	$4.52	5	0.00%	1.49%	to	1.49%	-41.14%	to	-41.14%
2007	1	$7.68	to	$7.68	8	0.00%	1.49%	to	1.49%	13.73%	to	13.73%
2006	1	$6.75	to	$6.75	9	0.00%	1.49%	to	1.49%	16.18%	to	16.18%
2005	1	$5.81	to	$5.81	8	0.00%	1.49%	to	1.49%	6.54%	to	6.54%

(Continued)

105

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Seligman Small-Cap Value Portfolio
2009	41	$14.45	to	$22.30	655	0.00%	1.40%	to	2.75%	31.79%	to	33.46%
2008	49	$10.96	to	$16.71	589	0.00%	1.49%	to	2.75%	-41.18%	to	-40.43%
2007	79	$18.64	to	$28.05	1,579	0.00%	1.49%	to	2.75%	1.30%	to	2.59%
2006	100	$18.40	to	$27.35	1,964	0.00%	1.49%	to	2.75%	17.97%	to	19.46%
2005	106	$15.60	to	$22.89	1,746	10.45%	1.49%	to	2.75%	-6.58%	to	-5.39%
SP International Growth Portfolio
2009	33	$5.92	to	$6.69	212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
2008	46	$4.46	to	$4.97	218	1.55%	1.25%	to	2.75%	-51.83%	to	-51.10%
2007	55	$9.26	to	$10.19	529	0.43%	1.25%	to	2.75%	15.88%	to	17.64%
2006	49	$7.99	to	$8.67	408	1.54%	1.40%	to	2.75%	16.92%	to	18.51%
2005	52	$6.84	to	$7.32	367	0.29%	1.40%	to	2.75%	12.66%	to	14.19%
SP Strategic Partners Focused Growth Portfolio
2009	53	$6.16	to	$6.96	344	0.00%	1.25%	to	2.75%	39.49%	to	41.60%
2008	53	$4.41	to	$4.92	246	0.00%	1.25%	to	2.75%	-40.21%	to	-39.31%
2007	48	$7.38	to	$8.12	370	0.00%	1.25%	to	2.75%	11.55%	to	13.24%
2006	65	$6.62	to	$7.18	448	0.00%	1.40%	to	2.75%	-3.78%	to	-2.48%
2005	80	$6.88	to	$7.36	563	0.00%	1.40%	to	2.75%	11.72%	to	13.23%
Templeton Foreign Securities Fund
2009	531	$20.08	to	$26.34	13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
2008	590	$15.06	to	$19.45	11,026	2.59%	1.25%	to	2.75%	-42.00%	to	-41.07%
2007	678	$25.97	to	$33.00	21,594	2.14%	1.25%	to	2.75%	12.31%	to	14.17%
2006	777	$23.12	to	$28.90	21,679	1.38%	1.40%	to	2.75%	18.16%	to	20.01%
2005	814	$19.57	to	$24.08	19,137	1.29%	1.40%	to	2.75%	7.19%	to	8.94%
Templeton Global Asset Allocation Fund
2009	26	$20.67	to	$20.95	551	9.98%	1.40%	to	1.49%	20.01%	to	20.51%
2008	31	$17.17	to	$17.38	536	10.70%	1.40%	to	1.49%	-26.21%	to	-26.01%
2007	33	$23.23	to	$23.49	781	16.91%	1.40%	to	1.49%	8.38%	to	8.78%
2006	38	$21.37	to	$21.60	819	7.26%	1.40%	to	1.49%	19.32%	to	19.71%
2005	45	$17.87	to	$18.04	816	3.97%	1.40%	to	1.49%	2.32%	to	2.41%
Templeton Global Bond Securities Fund
2009	318	$26.61	to	$41.08	11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
2008	209	$23.11	to	$35.01	6,613	4.97%	1.25%	to	3.15%	2.90%	to	4.98%
2007	140	$25.30	to	$33.35	4,446	2.76%	1.25%	to	3.05%	7.48%	to	15.16%
2006	115	$29.91	to	$30.40	3,501	3.17%	1.40%	to	1.49%	11.11%	to	11.57%
2005	133	$26.83	to	$27.24	3,626	6.34%	1.40%	to	1.49%	-4.51%	to	-4.26%

(Continued)

106

ALLIANZ LIFE VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2009

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Growth Securities Fund
2009	778	$16.07	to	$22.29	15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%
2008	861	$12.63	to	$17.21	13,480	1.89%	1.25%	to	3.15%	-44.12%	to	-42.94%
2007	812	$24.54	to	$30.17	22,689	1.44%	1.25%	to	3.05%	-0.96%	to	4.43%
2006	787	$24.64	to	$29.84	21,966	1.40%	1.40%	to	2.75%	18.51%	to	20.51%
2005	717	$20.80	to	$24.76	17,119	1.19%	1.40%	to	2.75%	5.92%	to	7.55%
Van Kampen LIT Capital Growth Portfolio
2009	-	$7.23	to	$7.23	4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
2008	-	$4.43	to	$4.43	2	0.00%	1.40%	to	1.49%	-49.87%	to	-49.82%
2007	1	$8.84	to	$8.84	5	0.00%	1.40%	to	1.49%	14.91%	to	15.01%
2006	1	$7.69	to	$7.73	9	0.00%	1.40%	to	1.49%	1.11%	to	1.20%
2005	2	$7.61	to	$7.64	12	0.00%	1.40%	to	1.49%	6.05%	to	6.15%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the variable account, consisting of M&E and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts.  Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2009 and 2008, are $903 and $795, respectively.

1.      Period from May 2, 2005 (fund commencement) to December 31, 2005
2.      Period from May 2, 2006 (fund commencement) to December 31, 2006
3.      Period from May 1, 2007 (fund commencement) to December 31, 2007
4.      Period from May 1, 2008 (fund commencement) to December 31, 2008
5.      Period from April 23, 2009 (fund commencement) to December 31, 2009
6.      Period from October 23, 2009 (fund commencement) to December 31, 2009

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2009 that requires adjustment to the financial statements.

107